UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

March 31, 2008

Columbia Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and the Portfolio Managers’ report. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year returns as of 03/31/08

–1.15% Class A shares (without sales charge)

+8.88% Lehman Brothers Intermediate Government/Credit Bond Index

+5.19% Lehman Brothers Intermediate Credit Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 12/31/07.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.15% without sales charge.

■

The fund’s return was lower than the return of its benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Credit Bond Index[1] and the average return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification average.[2]

■	The fund’s emphasis on corporate bonds and high-yield bonds hurt performance at a time of economic uncertainty and difficulty in the credit markets.

Portfolio Management

Carl W. Pappo is the lead manager for the fund. He has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Kevin L. Cronk has co-managed the Columbia Income Fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas A. LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

[1]

The Lehman Brothers Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Income Fund

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate — the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries — and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

[1]	On April 30, 2008, the federal funds rate was lowered to 2.0%.

[2]	The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturity of at least one year.

Summary

For the 12-month period that ended March 31, 2008

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

7.67%	-3.24%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI EAFE

-5.08%	-2.70%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Economic Update (continued) – Columbia Income Fund

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65%4 (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.

[3]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[4]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

3

Performance Information – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.75
Class C	1.75
Class Z	0.75

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S. government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	16,504	15,722
Class B	15,811	15,811
Class C	15,945	15,945
Class Z	16,884	n/a

Average annual total return as of 03/31/08 (%)
Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/86
Sales charge	without	with	without	with	without	with	without
1-year	-1.15	-5.82	-1.88	-6.56	-1.74	-2.68	-0.90
5-year	4.13	3.12	3.35	3.02	3.51	3.51	4.43
10-year	5.14	4.63	4.69	4.69	4.78	4.78	5.38

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns of Class A shares include returns of the fund’s Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A shares. The returns of Class B and Class C shares include returns of the fund’s Class A shares for periods prior to the inception of Class B and Class C shares, respectively. The returns of Class B and Class C shares also include returns of the fund’s Class Z shares for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and Class A, Class B or Class C shares or between Class A shares and Class B or Class C shares. If differences in expenses had been reflected, the returns shown for Class A, Class B and Class C shares for periods prior to the inception of Class A, Class B and Class C shares, respectively, would have been lower. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on March 5, 1986.

4

Understanding Your Expenses – Columbia Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.70	1,019.90	5.06	5.15	1.02
Class B	1,000.00	1,000.00	982.00	1,016.15	8.77	8.92	1.77
Class C	1,000.00	1,000.00	982.70	1,016.90	8.03	8.17	1.62
Class Z	1,000.00	1,000.00	986.90	1,021.15	3.82	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	9.06
Class B	9.06
Class C	9.06
Class Z	9.06

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.51
Class B	0.44
Class C	0.46
Class Z	0.54

For the 12-month period that ended March 31, 2008, Columbia Income Fund Class A shares returned negative 1.15% without sales charge. The fund’s return was lower than the returns of its benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the average return of the Lehman Brothers Intermediate Credit Bond Index, which were 8.88% and 5.19%, respectively, for the same period.1 The fund also underperformed the Lipper Corporate Debt Funds BBB-Rated Classification, which was 2.89% for the 12-month period.2 The fund had more exposure than its benchmark, and also, we believe, more than the average fund in its peer group, to corporate and high-yield bonds, which underperformed the broader fixed-income market.

Treasury market outperforms in a troubled environment

Delinquent loans in the subprime mortgage market set the stage for a reduction in the asset values in a wide range of securitized investments over the 12-month period covered by this report. When the financial firms that held and issued these instruments were forced to limit their risk-taking activities, the result was a sharp drop in market liquidity — and a flight to Treasury securities. Mortgage-backed securities, asset-backed securities, and corporate bonds, especially high-yield bonds, were the primary casualties in this environment. As a result, the fund’s 70% weight in corporate bonds hampered performance. Holdings in the financial sector during the first half of the period were a particular source of weakness.

Corporate bonds were also hurt by a slowing economy. The Fed took steps to stimulate economic growth by lowering short-term interest rates. Yet, growth all but disappeared toward the end of the period. High-yield investments, which tend to perform poorly as growth slows, were especially hard hit as investors sought refuge in the Treasury markets.

Steps to manage risk

During the period, we took active steps to reduce the risk profile of the portfolio, even though many areas of the market experienced liquidity difficulties. We reduced the fund’s positions in the financial sector and trimmed its high-yield commitment from 17% to 15% of the portfolio. Much of the proceeds of these various sales went into Treasury securities, where our focus on two-year maturities was helpful. As the Fed reduced short-term rates, two-year securities outperformed.

[1]

The Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report – Columbia Income Fund

Looking ahead

The outlook for the economy and corporate earnings remains highly uncertain, a factor that looms large as we contemplate building back up the fund’s now-reduced positions in corporate bonds and high yield investments. While these areas of the market are extremely attractive on a historical basis, we plan to monitor their potential and consider adding to them once we have greater confidence in their fundamental prospects.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio structure as of 03/31/08 (%)

Corporate fixed-income bonds & notes	69.8
Government & agency obligations	14.2
Asset-backed securities	8.3
Collateralized mortgage obligations	3.4
Mortgage-backed securities	3.1
Municipal bonds	0.9
Convertible bonds	0.1
Cash equivalents, net other assets & liabilities	0.2

Quality breakdown as of 03/31/08 (%)

Aaa/AAA	19.5
Aa/AA	17.5
A	15.9
Baa/BBB	30.4
Ba/BB	7.6
B	7.3
Caa/CCC	1.7
Other	0.1

Maturity breakdown as of 03/31/08 (%)

0-1 year	2.8
1-5 years	27.2
5-10 years	46.0
10-20 years	3.1
Over 20 years	20.9

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd.

SEC yields as of 03/31/08 (%)

Class A	5.42
Class B	4.95
Class C	5.11
Class Z	6.03

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes – 70.0%

		Par ($) (a)	Value ($)
Basic Materials – 1.8%
Chemicals – 0.7%
Chemtura Corp.	6.875% 06/01/16	420,000	373,800

Huntsman International LLC	6.875% 11/15/13 (b)	EUR 170,000	260,336
	7.875% 11/15/14	395,000	418,700

Ineos Group Holdings PLC	8.500% 02/15/16 (b)	500,000	388,750

Lubrizol Corp.	6.500% 10/01/34	1,310,000	1,313,289

MacDermid, Inc.	9.500% 04/15/17 (b)	295,000	264,025

Mosaic Co.	7.875% 12/01/16 (b)	510,000	548,250

NOVA Chemicals Corp.	6.500% 01/15/12	495,000	460,350

Terra Capital, Inc.	7.000% 02/01/17	130,000	128,213

	Chemicals Total		4,155,713

Forest Products & Paper – 0.7%
Abitibi-Consolidated, Inc.	8.375% 04/01/15	790,000	406,850

Domtar Corp.	7.125% 08/15/15	520,000	490,100

Georgia-Pacific Corp.	8.000% 01/15/24	465,000	409,200

NewPage Corp.	10.000% 05/01/12 (b)	310,000	314,650
	12.000% 05/01/13	220,000	220,550

Weyerhaeuser Co.	7.375% 03/15/32 (c)	2,515,000	2,485,745

	Forest Products & Paper Total		4,327,095

Metals & Mining – 0.4%
FMG Finance Ltd.	10.625% 09/01/16 (b)	685,000	770,625

Freeport-McMoRan Copper & Gold, Inc.	8.375% 04/01/17	1,315,000	1,395,544

Noranda Aluminium Holding Corp.	PIK, 10.488% 11/15/14 (b)	340,000	249,900

	Metals & Mining Total		2,416,069

Basic Materials Total			10,898,877

Communications – 10.0%
Media – 3.6%
Atlantic Broadband Finance LLC	9.375% 01/15/14	260,000	228,800

Cablevision Systems Corp.	8.000% 04/15/12	780,000	758,550

CanWest MediaWorks LP	9.250% 08/01/15 (b)	530,000	487,600

Charter Communications Holdings I LLC	11.000% 10/01/15	420,000	291,900

See Accompanying Notes to Financial Statements.

8

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Communications (continued)
Media (continued)
Clear Channel Communications, Inc.	5.500% 12/15/16	110,000	72,600

CMP Susquehanna Corp.	9.875% 05/15/14	380,000	262,200

Comcast Corp.	6.950% 08/15/37	2,830,000	2,835,674

CSC Holdings, Inc.	7.625% 04/01/11	330,000	326,288
	7.625% 07/15/18	280,000	255,500

DirecTV Holdings LLC	6.375% 06/15/15	625,000	582,812

EchoStar DBS Corp.	6.625% 10/01/14	565,000	514,150

Idearc, Inc.	8.000% 11/15/16	835,000	540,662

Lamar Media Corp.	6.625% 08/15/15	480,000	422,400

Local TV Finance LLC	PIK, 9.250% 06/15/15 (b)	230,000	184,288

Quebecor Media, Inc.	7.750% 03/15/16 (b)	465,000	424,313
	7.750% 03/15/16	190,000	173,375

R.H. Donnelley Corp.	8.875% 01/15/16	190,000	120,175
	8.875% 10/15/17 (b)	1,625,000	1,015,625

Reader’s Digest Association, Inc.	9.000% 02/15/17 (b)	215,000	143,513

Time Warner, Inc.	5.875% 11/15/16	6,750,000	6,418,939
	6.500% 11/15/36	1,150,000	1,055,047

TL Acquisitions, Inc.	10.500% 01/15/15 (b)	615,000	528,900

Univision Communications, Inc.	PIK, 9.750% 03/15/15 (b)	240,000	145,200

Viacom, Inc.	5.750% 04/30/11	3,120,000	3,153,228
	6.875% 04/30/36	1,611,000	1,551,322

	Media Total		22,493,061

Telecommunication Services – 6.4%
AT&T, Inc.	4.950% 01/15/13	4,255,000	4,269,420
	5.625% 06/15/16	2,770,000	2,777,856

British Telecommunications PLC	5.150% 01/15/13	5,965,000	5,878,209
	5.950% 01/15/18	7,400,000	7,170,200

Citizens Communications Co.	7.875% 01/15/27	590,000	505,925

Cricket Communications, Inc.	9.375% 11/01/14 (c)	1,130,000	1,070,675

Digicel Group Ltd.	8.875% 01/15/15 (b)	850,000	709,750

See Accompanying Notes to Financial Statements.

9

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Communications (continued)
Telecommunication Services (continued)
Hellas Telecommunications Luxembourg II	10.008% 01/15/15 (b)(d)	245,000	175,175

Inmarsat Finance II PLC	(e) 11/15/12 (10.375% 11/15/08)	450,000	436,500

Intelsat Bermuda, Ltd.	11.250% 06/15/16	865,000	876,894

Intelsat Intermediate Holdings Co., Ltd.	(e) 02/01/15 (9.250% 02/01/10)	315,000	267,750

Lucent Technologies, Inc.	6.450% 03/15/29	660,000	471,900

MetroPCS Wireless, Inc.	9.250% 11/01/14	770,000	708,400

Nextel Communications, Inc.	6.875% 10/31/13	2,495,000	1,971,050
	7.375% 08/01/15	1,145,000	881,650

Nordic Telephone Co. Holdings ApS	8.875% 05/01/16 (b)	385,000	373,450

Orascom Telecom Finance SCA	7.875% 02/08/14 (b)	220,000	204,050

PanAmSat Corp.	9.000% 08/15/14	635,000	639,762

Qwest Communications International, Inc.	7.500% 02/15/14	190,000	178,600

Qwest Corp.	7.500% 10/01/14	1,030,000	1,004,250
	7.500% 06/15/23	265,000	231,212

Rural Cellular Corp.	6.076% 06/01/13 (d)	340,000	340,000
	8.989% 11/01/12 (d)	350,000	350,000

Syniverse Technologies, Inc.	7.750% 08/15/13	245,000	230,913

Telefonica Emisiones SAU	6.221% 07/03/17	760,000	764,739
	6.421% 06/20/16	3,125,000	3,202,878

Time Warner Telecom Holdings, Inc.	9.250% 02/15/14	460,000	464,600

Verizon Communications, Inc.	6.250% 04/01/37 (c)	1,175,000	1,121,728

Virgin Media Finance PLC	8.750% 04/15/14	565,000	507,087

West Corp.	11.000% 10/15/16 (c)	445,000	376,025

Wind Acquisition Financial SA	PIK, 11.201% 12/21/11 (f)	600,853	504,402

Windstream Corp.	8.625% 08/01/16	580,000	569,850

	Telecommunication Services Total		39,234,900

Communications Total			61,727,961

See Accompanying Notes to Financial Statements.

10

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical – 6.3%
Airlines – 0.5%
Continental Airlines, Inc.	7.461% 04/01/15	3,687,839	3,429,690

	Airlines Total		3,429,690

Apparel – 0.1%
Levi Strauss & Co.	9.750% 01/15/15	575,000	572,844

	Apparel Total		572,844

Auto Manufacturers – 0.2%
Ford Motor Co.	7.450% 07/16/31	855,000	564,300

General Motors Corp.	8.375% 07/15/33	1,355,000	955,275

	Auto Manufacturers Total		1,519,575

Auto Parts & Equipment – 0.3%
ArvinMeritor, Inc.	8.125% 09/15/15	365,000	297,475

Commercial Vehicle Group, Inc.	8.000% 07/01/13	385,000	315,700

Goodyear Tire & Rubber Co.	8.625% 12/01/11	88,000	92,290
	9.000% 07/01/15	220,000	232,650

Hayes Lemmerz Finance Luxembourg SA	8.250% 06/15/15 (b)	EUR 340,000	389,162

TRW Automotive, Inc.	7.000% 03/15/14 (b)	425,000	392,062

	Auto Parts & Equipment Total		1,719,339

Distribution/Wholesale – 0.0%
Buhrmann U.S., Inc.	7.875% 03/01/15	155,000	144,925

	Distribution/Wholesale Total		144,925

Entertainment – 0.3%
Mashantucket Western Pequot Tribe	8.500% 11/15/15 (b)	870,000	765,600

Six Flags, Inc.	9.625% 06/01/14	425,000	240,125

Steinway Musical Instruments, Inc.	7.000% 03/01/14 (b)	385,000	329,175

WMG Acquisition Corp.	7.375% 04/15/14	285,000	219,450

WMG Holdings Corp.	(e) 12/15/14 (9.500% 12/15/09)	385,000	200,200

	Entertainment Total		1,754,550

Home Builders – 0.5%
D.R. Horton, Inc.	5.625% 09/15/14	2,380,000	2,023,000

KB Home	5.875% 01/15/15	410,000	354,650

Lennar Corp.	6.500% 04/15/16	755,000	573,800

	Home Builders Total		2,951,450

See Accompanying Notes to Financial Statements.

11

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Cyclical (continued)
Home Furnishings – 0.1%
Sealy Mattress Co.	8.250% 06/15/14	375,000	313,125

	Home Furnishings Total		313,125

Leisure Time – 0.1%
Royal Caribbean Cruises Ltd.	7.000% 06/15/13	440,000	411,454

	Leisure Time Total		411,454

Lodging – 0.7%
Boyd Gaming Corp.	6.750% 04/15/14	425,000	348,500

Buffalo Thunder Development Authority	9.375% 12/15/14 (b)	185,000	138,750

Greektown Holdings LLC	10.750% 12/01/13 (b)	525,000	477,750

Harrah’s Operating Co., Inc.	10.750% 02/01/16 (b)	670,000	564,475

Jacobs Entertainment, Inc.	9.750% 06/15/14	335,000	251,250

Majestic Star LLC	9.750% 01/15/11	480,000	187,200

Marriott International, Inc.	5.625% 02/15/13	1,365,000	1,317,675

MGM Mirage	7.500% 06/01/16	705,000	634,500

Pinnacle Entertainment, Inc.	7.500% 06/15/15 (b)	315,000	248,063

Snoqualmie Entertainment Authority	6.936% 02/01/14 (b)(d)	70,000	57,050
	9.125% 02/01/15 (b)	70,000	59,850

Station Casinos, Inc.	6.625% 03/15/18	250,000	138,750

	Lodging Total		4,423,813

Retail – 3.4%
AmeriGas Partners LP	7.125% 05/20/16	245,000	240,100
	7.250% 05/20/15	105,000	103,425

Asbury Automotive Group, Inc.	7.625% 03/15/17	180,000	142,200
	8.000% 03/15/14	350,000	304,500

AutoNation, Inc.	7.000% 04/15/14	290,000	257,375

CVS Pass-Through Trust	5.298% 01/11/27 (b)	2,150,843	2,052,679
	6.036% 12/10/28 (b)	2,405,529	2,291,628

Federated Retail Holdings, Inc.	5.350% 03/15/12	645,000	614,551

Hanesbrands, Inc.	8.204% 12/15/14 (d)	300,000	266,250

Home Depot, Inc.	5.875% 12/16/36	1,000,000	816,368

JC Penney Corp., Inc.	7.400% 04/01/37 (c)	3,715,000	3,433,771

See Accompanying Notes to Financial Statements.

12

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Cyclical (continued)
Retail (continued)
KAR Holdings, Inc.	10.000% 05/01/15 (c)	375,000	324,375

Landry’s Restaurants, Inc.	9.500% 12/15/14	325,000	316,875

Limited Brands, Inc.	7.600% 07/15/37 (g)	2,115,000	1,767,643

Phillips-Van Heusen Corp.	7.250% 02/15/11	265,000	263,675
	8.125% 05/01/13	175,000	177,625

Rite Aid Corp.	9.375% 12/15/15	710,000	557,350

Starbucks Corp.	6.250% 08/15/17	2,225,000	2,320,882

United Auto Group, Inc.	7.750% 12/15/16	310,000	268,150

Wal-Mart Stores, Inc.	4.125% 02/15/11	2,520,000	2,579,245
	5.250% 09/01/35	1,975,000	1,747,916

	Retail Total		20,846,583

Textiles – 0.1%
INVISTA	9.250% 05/01/12 (b)	440,000	449,900

	Textiles Total		449,900

Consumer Cyclical Total			38,537,248

Consumer Non-Cyclical – 4.7%
Agriculture – 0.1%
Reynolds American, Inc.	7.625% 06/01/16	295,000	310,388

	Agriculture Total		310,388

Beverages – 0.4%
Constellation Brands, Inc.	8.125% 01/15/12	398,000	401,980

Cott Beverages, Inc.	8.000% 12/15/11	300,000	243,000

SABMiller PLC	6.200% 07/01/11 (b)	1,500,000	1,594,676

	Beverages Total		2,239,656

Biotechnology – 0.5%
Bio-Rad Laboratories, Inc.	7.500% 08/15/13	390,000	390,975

Genentech, Inc.	4.400% 07/15/10	2,900,000	2,984,955

	Biotechnology Total		3,375,930

Commercial Services – 0.6%
ACE Cash Express, Inc.	10.250% 10/01/14 (b)	220,000	179,300

ARAMARK Corp.	8.500% 02/01/15 (c)	430,000	431,075

Ashtead Capital, Inc.	9.000% 08/15/16 (b)	155,000	125,550

See Accompanying Notes to Financial Statements.

13

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Commercial Services (continued)
Ashtead Holdings PLC	8.625% 08/01/15 (b)	365,000	292,000

Corrections Corp. of America	6.250% 03/15/13	315,000	308,700

GEO Group, Inc.	8.250% 07/15/13	480,000	483,600

Hertz Corp.	8.875% 01/01/14	350,000	331,625

Iron Mountain, Inc.	7.750% 01/15/15	445,000	447,225

Rental Service Corp.	9.500% 12/01/14	290,000	242,150

Seminole Indian Tribe of Florida	7.804% 10/01/20 (b)	565,000	559,186

Service Corp. International	6.750% 04/01/16	325,000	314,438

United Rentals North America, Inc.	6.500% 02/15/12	385,000	348,425

	Commercial Services Total		4,063,274

Food – 1.2%
ConAgra Foods, Inc.	7.000% 10/01/28	3,560,000	3,606,547

Dean Foods Co.	7.000% 06/01/16	340,000	297,500

Dole Food Co., Inc.	8.625% 05/01/09	305,000	265,350

Kroger Co.	8.000% 09/15/29	2,226,000	2,514,169

Pinnacle Foods Finance LLC	9.250% 04/01/15	480,000	424,800

Reddy Ice Holdings, Inc.	(e) 11/01/12 (10.500% 11/01/08)	280,000	228,200

Smithfield Foods, Inc.	7.750% 07/01/17	450,000	438,750

	Food Total		7,775,316

Healthcare Services – 0.6%
Community Health Systems, Inc.	8.875% 07/15/15	555,000	557,081

DaVita, Inc.	7.250% 03/15/15	565,000	550,875

HCA, Inc.	9.250% 11/15/16	295,000	306,063
	PIK, 9.625% 11/15/16	955,000	990,813

Tenet Healthcare Corp.	9.875% 07/01/14	870,000	841,725

U.S. Oncology Holdings, Inc.	PIK, 7.949% 03/15/12 (d)	310,826	239,336

	Healthcare Services Total		3,485,893

See Accompanying Notes to Financial Statements.

14

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Household Products/Wares – 0.4%
American Greetings Corp.	7.375% 06/01/16	355,000	352,338

Amscan Holdings, Inc.	8.750% 05/01/14	415,000	364,163

Clorox Co.	5.950% 10/15/17	1,030,000	1,031,454

Jarden Corp.	7.500% 05/01/17	430,000	376,250

Jostens IH Corp.	7.625% 10/01/12	375,000	364,687

	Household Products/Wares Total		2,488,892

Pharmaceuticals – 0.9%
Abbott Laboratories	5.600% 05/15/11	1,000,000	1,061,677

Elan Finance PLC	8.875% 12/01/13	635,000	596,900

NBTY, Inc.	7.125% 10/01/15	225,000	214,875

Omnicare, Inc.	6.750% 12/15/13	430,000	383,775

Warner Chilcott Corp.	8.750% 02/01/15	555,000	555,000

Wyeth	6.500% 02/01/34	2,500,000	2,598,992

	Pharmaceuticals Total		5,411,219

Consumer Non-Cyclical Total			29,150,568

Energy – 9.3%
Coal – 0.2%
Arch Western Finance LLC	6.750% 07/01/13	620,000	618,450

Massey Energy Co.	6.875% 12/15/13	580,000	561,150

Peabody Energy Corp.	7.375% 11/01/16	165,000	170,775

	Coal Total		1,350,375

Energy-Alternate Sources – 0.0%
VeraSun Energy Corp.	9.375% 06/01/17 (b)	350,000	239,750

	Energy-Alternate Sources Total		239,750

Oil & Gas – 5.0%
Canadian Natural Resources Ltd.	6.250% 03/15/38	2,525,000	2,421,874

Chesapeake Energy Corp.	6.375% 06/15/15	290,000	281,300
	7.500% 06/15/14	260,000	266,500

Cimarex Energy Co.	7.125% 05/01/17	385,000	382,113

Compton Petroleum Corp.	7.625% 12/01/13	405,000	387,787

Gazprom International SA	7.201% 02/01/20	119,855	121,533
	7.201% 02/01/20 (b)	2,397,095	2,430,654

See Accompanying Notes to Financial Statements.

15

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Energy (continued)
Oil & Gas (continued)
Hess Corp.	7.300% 08/15/31	2,445,000	2,754,718

KCS Energy, Inc.	7.125% 04/01/12	440,000	415,800

Marathon Oil Corp.	6.000% 07/01/12	1,220,000	1,276,940

Newfield Exploration Co.	6.625% 04/15/16	360,000	352,800

Nexen, Inc.	5.875% 03/10/35	2,200,000	2,002,044

OPTI Canada, Inc.	8.250% 12/15/14	490,000	485,100

Pemex Project Funding Master Trust	7.875% 02/01/09	972,000	1,006,682
	9.125% 10/13/10 (c)	100,000	112,000

PetroHawk Energy Corp.	9.125% 07/15/13	230,000	236,325

Pioneer Natural Resources Co.	5.875% 07/15/16	375,000	341,517

Pride International, Inc.	7.375% 07/15/14	265,000	275,600

Qatar Petroleum	5.579% 05/30/11 (b)	816,690	840,567

Quicksilver Resources, Inc.	7.125% 04/01/16	360,000	347,400

Ras Laffan Liquefied Natural Gas Co., Ltd.	3.437% 09/15/09 (b)	784,686	789,355

Ras Laffan Liquefied Natural Gas Co., Ltd. III	5.832% 09/30/16 (b)	640,000	635,603
	5.838% 09/30/27 (b)	1,200,000	1,092,768

Southwestern Energy Co.	7.500% 02/01/18 (b)	460,000	476,100

Talisman Energy, Inc.	5.850% 02/01/37	1,825,000	1,600,098
	6.250% 02/01/38	1,790,000	1,649,152

Tesoro Corp.	6.625% 11/01/15	365,000	337,625

United Refining Co.	10.500% 08/15/12	430,000	425,700

Valero Energy Corp.	6.625% 06/15/37 (g)	5,235,000	5,003,948
	6.875% 04/15/12	1,415,000	1,521,027

	Oil & Gas Total		30,270,630

Oil & Gas Services – 0.5%
Seitel, Inc.	9.750% 02/15/14	215,000	181,137

Weatherford International Ltd.	7.000% 03/15/38	2,965,000	3,009,911

	Oil & Gas Services Total		3,191,048

Pipelines – 3.6%
Atlas Pipeline Partners LP	8.125% 12/15/15	320,000	325,600

See Accompanying Notes to Financial Statements.

16

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Energy (continued)
Pipelines (continued)
El Paso Corp.	6.875% 06/15/14	765,000	780,129

Energy Transfer Partners LP	6.000% 07/01/13	5,245,000	5,275,877
	7.500% 07/01/38	5,240,000	5,253,278

Kinder Morgan Energy Partners LP	6.950% 01/15/38	1,765,000	1,732,116

Kinder Morgan Finance Co. ULC	5.700% 01/05/16	415,000	393,213

MarkWest Energy Partners LP	8.500% 07/15/16	370,000	372,775

ONEOK Partners LP	6.850% 10/15/37	1,090,000	1,078,654

Plains All American Pipeline LP	6.650% 01/15/37	4,325,000	4,097,168

TransCanada Pipelines Ltd.	6.350% 05/15/67 (d)	3,175,000	2,806,332

	Pipelines Total		22,115,142

Energy Total			57,166,945

Financials – 25.6%
Banks – 8.8%
Bank of New York Mellon Corp.	4.500% 04/01/13 (g)	9,745,000	9,814,112

Barclays Bank PLC	7.375% 06/15/49 (b)(d)	3,900,000	3,954,198

Chinatrust Commercial Bank	5.625% 12/29/49 (b)(d)	825,000	741,056

Credit Suisse/New York NY	6.000% 02/15/18	3,755,000	3,746,037

HSBC Bank USA	3.875% 09/15/09	3,290,000	3,267,273

HSBC Capital Funding LP	9.547% 12/31/49 (b)(d)	2,700,000	2,901,968

Lloyds TSB Group PLC	6.267% 12/31/49 (b)(d)	3,215,000	2,465,844

M&I Marshall & Ilsley Bank	5.300% 09/08/11	2,385,000	2,380,621

PNC Funding Corp.	5.125% 12/14/10	1,040,000	1,049,551
	5.625% 02/01/17	1,990,000	1,896,022

Regions Financial Corp.	4.500% 08/08/08	3,525,000	3,539,192

Regions Financing Trust II	6.625% 05/15/47 (d)	1,115,000	751,928

SunTrust Preferred Capital I	5.853% 12/31/49 (d)	5,000,000	3,705,650

Union Planters Corp.	4.375% 12/01/10	2,515,000	2,560,683

USB Capital IX	6.189% 04/15/42 (d)	5,040,000	3,742,200

Wachovia Bank N.A.	6.600% 01/15/38	2,060,000	1,908,635

Wachovia Capital Trust III	5.800% 03/15/42 (d)	3,820,000	2,721,750

See Accompanying Notes to Financial Statements.

17

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Banks (continued)
Wachovia Corp.	4.375% 06/01/10 (c)	1,225,000	1,224,149

Wells Fargo & Co.	2.900% 09/15/09 (d)	1,800,000	1,754,105

	Banks Total		54,124,974

Diversified Financial Services – 12.3%
Air 2 US	8.027% 10/01/19 (b)	585,130	532,468

American Express Centurion Bank	4.375% 07/30/09	2,980,000	2,985,188

Capital One Capital IV	6.745% 02/17/37 (d)	4,520,000	3,227,533

Capital One Financial Corp.	5.700% 09/15/11	3,750,000	3,537,300
	6.750% 09/15/17	3,415,000	3,239,373

CDX North America High Yield	8.750% 12/29/12 (b)	1,782,000	1,695,128

CIT Group Funding Co. of Canada	5.200% 06/01/15	615,000	460,010

CIT Group, Inc.	5.850% 09/15/16	3,095,000	2,379,105

Countrywide Home Loan, Inc.	3.250% 05/21/08	3,355,000	3,290,248

Eaton Vance Corp.	6.500% 10/02/17	2,605,000	2,777,761

Ford Motor Credit Co.	7.800% 06/01/12	875,000	721,765
	8.000% 12/15/16	370,000	289,638

Fund American Companies, Inc.	5.875% 05/15/13	1,557,000	1,623,020

General Electric Capital Corp.	2.920% 12/15/09 (c)(d)	2,410,000	2,385,683

GMAC LLC	6.875% 09/15/11 (g)	855,000	654,386
	8.000% 11/01/31 (g)	885,000	634,272

Goldman Sachs Capital II	5.793% 12/29/49 (d)	1,130,000	752,693

Goldman Sachs Group, Inc.	6.250% 09/01/17	2,800,000	2,818,024
	6.750% 10/01/37 (g)	4,235,000	3,939,960

HSBC Finance Corp.	5.875% 02/01/09	2,265,000	2,281,988

International Lease Finance Corp.	4.750% 07/01/09	1,505,000	1,500,170
	4.875% 09/01/10	1,025,000	1,017,274

JP Morgan Chase Capital XVII	5.850% 08/01/35	1,950,000	1,650,693

JPMorgan Chase & Co.	5.375% 10/01/12	1,860,000	1,931,299
	6.000% 01/15/18	4,960,000	5,172,392

Lehman Brothers Holdings, Inc.	5.625% 01/24/13	3,395,000	3,301,179

LVB Acquisition Merger Sub, Inc.	11.625% 10/15/17 (b)	315,000	315,000
	PIK, 10.375% 10/15/17 (b)	1,010,000	1,047,875

See Accompanying Notes to Financial Statements.

18

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Diversified Financial Services (continued)
Merrill Lynch & Co., Inc.	5.700% 05/02/17 (g)	10,285,000	9,770,133
	6.050% 08/15/12	670,000	680,478

Morgan Stanley	5.750% 10/18/16	4,000,000	3,868,000
	5.950% 12/28/17	2,150,000	2,077,883

Nuveen Investments, Inc.	10.500% 11/15/15 (b)	755,000	647,413

PF Export Receivables Master Trust	3.748% 06/01/13 (b)	655,030	673,456

SLM Corp.	5.000% 10/01/13	265,000	199,466
	5.375% 05/15/14	2,290,000	1,718,576

	Diversified Financial Services Total		75,796,830

Insurance – 1.3%
Asurion Corp.	9.575% 07/02/15 (f)	153,060	127,805
	9.595% 07/02/15 (f)	111,940	93,470

Crum & Forster Holdings Corp.	7.750% 05/01/17	600,000	568,500

HUB International Holdings, Inc.	10.250% 06/15/15 (b)	340,000	248,200

ING Groep NV	5.775% 12/29/49 (d)	2,679,000	2,282,436

Liberty Mutual Group, Inc.	7.500% 08/15/36 (b)	4,010,000	3,798,713

Prudential Financial, Inc.	4.750% 06/13/15	1,075,000	1,041,034

USI Holdings Corp.	9.750% 05/15/15 (b)	215,000	155,338

	Insurance Total		8,315,496

Real Estate – 0.3%
Prudential Property	6.625% 04/01/09 (b)	1,800,000	1,848,195

	Real Estate Total		1,848,195

Real Estate Investment Trusts (REITs) – 1.3%
Health Care Property Investors, Inc.	6.300% 09/15/16	2,865,000	2,451,919
	7.072% 06/08/15	745,000	713,524

Highwoods Properties, Inc.	5.850% 03/15/17	830,000	708,983

Hospitality Properties Trust	5.625% 03/15/17	2,040,000	1,636,004

Host Marriott LP	6.750% 06/01/16	430,000	402,050

Liberty Property LP	5.500% 12/15/16	2,155,000	1,904,910

Rouse Co. LP/TRC Co-Issuer, Inc.	6.750% 05/01/13 (b)	265,000	228,370

	Real Estate Investment Trusts (REITs) Total		8,045,760

Savings & Loans – 1.6%
Washington Mutual Bank	5.125% 01/15/15	2,745,000	2,051,888

See Accompanying Notes to Financial Statements.

19

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Savings & Loans (continued)
Washington Mutual Preferred Funding	6.534% 03/29/49 (b)(d)	9,800,000	5,164,110
	9.750% 10/29/49 (b)(d)	1,200,000	918,000

World Savings Bank	4.500% 06/15/09	1,505,000	1,524,101

	Savings & Loans Total		9,658,099

Financials Total			157,789,354

Industrials – 4.3%
Aerospace & Defense – 0.5%
DRS Technologies, Inc.	6.625% 02/01/16	315,000	307,913
	6.875% 11/01/13	515,000	504,700

L-3 Communications Corp.	6.375% 10/15/15	480,000	469,200

Raytheon Co.	5.500% 11/15/12	1,000,000	1,067,171

Systems 2001 Asset Trust	6.664% 09/15/13 (b)	550,656	580,253

	Aerospace & Defense Total		2,929,237

Electrical Components & Equipment – 0.1%
Belden, Inc.	7.000% 03/15/17	480,000	463,200

General Cable Corp.	7.104% 04/01/15 (d)	170,000	146,625
	7.125% 04/01/17	210,000	200,550

	Electrical Components & Equipment Total		810,375

Engineering & Construction – 0.1%
Esco Corp.	8.625% 12/15/13 (b)	270,000	261,900

	Engineering & Construction Total		261,900

Environmental Control – 0.2%
Aleris International, Inc.	10.000% 12/15/16	385,000	244,475
	PIK, 9.000% 12/15/14	260,000	189,800

Allied Waste North America, Inc.	7.875% 04/15/13	950,000	977,313

	Environmental Control Total		1,411,588

Hand/Machine Tools – 0.1%
Baldor Electric Co.	8.625% 02/15/17	245,000	242,550

	Hand/Machine Tools Total		242,550

Machinery – 0.6%
Caterpillar Financial Services Corp.	4.250% 02/08/13	2,625,000	2,621,619

John Deere Capital Corp.	4.950% 12/17/12	890,000	921,912

	Machinery Total		3,543,531

See Accompanying Notes to Financial Statements.

20

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Industrials (continued)
Machinery-Construction & Mining – 0.1%
Terex Corp.	8.000% 11/15/17	675,000	671,625

	Machinery-Construction & Mining Total		671,625

Machinery-Diversified – 0.1%
Columbus McKinnon Corp.	8.875% 11/01/13	295,000	305,325

Manitowoc Co., Inc.	7.125% 11/01/13	465,000	460,350

	Machinery-Diversified Total		765,675

Miscellaneous Manufacturing – 0.3%
American Railcar Industries, Inc.	7.500% 03/01/14	385,000	338,800

Bombardier, Inc.	6.300% 05/01/14 (b)	610,000	579,500

Koppers Holdings, Inc.	(e) 11/15/14 (9.875% 11/15/09)	385,000	333,987

TriMas Corp.	9.875% 06/15/12	375,000	326,250

Trinity Industries, Inc.	6.500% 03/15/14	510,000	494,700

	Miscellaneous Manufacturing Total		2,073,237

Packaging & Containers – 0.5%
Berry Plastics Holding Corp.	10.250% 03/01/16	445,000	342,650

Crown Americas LLC & Crown Americas Capital Corp.	7.750% 11/15/15	690,000	708,975

Jefferson Smurfit Corp.	8.250% 10/01/12	600,000	540,750

Owens-Brockway Glass Container, Inc.	6.750% 12/01/14	910,000	905,450
	8.250% 05/15/13	350,000	362,250

Solo Cup Co.	8.500% 02/15/14	325,000	274,625

	Packaging & Containers Total		3,134,700

Transportation – 1.7%
BNSF Funding Trust I	6.613% 12/15/55 (d)	1,730,000	1,571,468

Burlington Northern Santa Fe Corp.	6.200% 08/15/36	645,000	621,633
	7.950% 08/15/30	945,000	1,100,319

CHC Helicopter Corp.	7.375% 05/01/14	525,000	523,031

Navios Maritime Holdings, Inc.	9.500% 12/15/14	390,000	388,537

PHI, Inc.	7.125% 04/15/13	315,000	289,013

QDI LLC	9.000% 11/15/10 (b)	245,000	153,125

Ship Finance International Ltd.	8.500% 12/15/13	420,000	426,300

Stena AB	7.500% 11/01/13	525,000	517,781

See Accompanying Notes to Financial Statements.

21

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Industrials (continued)
Transportation (continued)
TFM SA de CV	9.375% 05/01/12	370,000	382,025

Union Pacific Corp.	5.700% 08/15/18	2,410,000	2,396,051
	6.650% 01/15/11	2,010,000	2,123,342

	Transportation Total		10,492,625

Industrials Total			26,337,043

Technology – 0.8%
Computers – 0.2%
Sungard Data Systems, Inc.	9.125% 08/15/13	1,035,000	1,045,350

	Computers Total		1,045,350

Semiconductors – 0.2%
Amkor Technology, Inc.	9.250% 06/01/16	340,000	327,250

Freescale Semiconductor, Inc.	PIK, 9.125% 12/15/14	1,300,000	949,000
NXP BV/NXP Funding LLC	9.500% 10/15/15 (c)	390,000	320,775

	Semiconductors Total		1,597,025

Software – 0.4%
Oracle Corp.	5.000% 01/15/11	2,200,000	2,256,874

	Software Total		2,256,874

Technology Total			4,899,249

Utilities – 7.2%
Electric – 6.5%
AES Corp.	7.750% 03/01/14	585,000	588,656
	8.000% 10/15/17	715,000	723,937

Alabama Power Co.	3.283% 08/25/09 (d)	2,540,000	2,530,259

American Electric Power Co., Inc.	5.250% 06/01/15	1,825,000	1,805,582

CMS Energy Corp.	6.875% 12/15/15	250,000	248,421

Commonwealth Edison Co.	5.900% 03/15/36	690,000	622,001
	5.950% 08/15/16	3,015,000	3,062,357
	6.150% 09/15/17	3,500,000	3,593,145
	6.950% 07/15/18	2,710,000	2,777,750

Dynegy Holdings, Inc.	7.125% 05/15/18	480,000	432,000
	7.750% 06/01/19	505,000	472,175

Edison Mission Energy	7.000% 05/15/17	730,000	726,350

Energy Future Holdings Corp.	10.875% 11/01/17 (b)	610,000	616,100

Exelon Generation Co. LLC	6.200% 10/01/17	1,000,000	990,823

See Accompanying Notes to Financial Statements.

22

Columbia Income Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Utilities (continued)
Electric (continued)
FPL Energy American Wind LLC	6.639% 06/20/23 (b)	1,143,525	1,138,734

FPL Energy National Wind LLC	5.608% 03/10/24 (b)	196,045	199,078

Intergen NV	9.000% 06/30/17 (b)	925,000	966,625

MidAmerican Energy Holdings Co.	5.875% 10/01/12	2,700,000	2,853,139

NRG Energy, Inc.	7.250% 02/01/14	30,000	29,625
	7.375% 02/01/16	400,000	392,000
	7.375% 01/15/17	570,000	554,325

NSG Holdings LLC/NSG Holdings, Inc.	7.750% 12/15/25 (b)	440,000	426,800

Oncor Electric Delivery Co.	7.250% 01/15/33	1,800,000	1,742,900

Pacific Gas & Electric Co.	6.050% 03/01/34	1,500,000	1,470,499

Progress Energy, Inc.	7.100% 03/01/11	2,360,000	2,540,356
	7.750% 03/01/31	2,200,000	2,580,024

Reliant Energy, Inc.	7.875% 06/15/17	355,000	353,225

Southern Power Co.	6.375% 11/15/36	600,000	570,652

Tenaska Alabama II Partners LP	6.125% 03/30/23 (b)	1,038,997	1,055,175

Texas Competitive Electric Holdings Co.,	PIK, 10.500% 11/01/16 (b)	1,440,000	1,411,200

Windsor Financing LLC	5.881% 07/15/17 (b)	2,053,818	2,245,582

	Electric Total		39,719,495

Gas – 0.6%
Atmos Energy Corp.	6.350% 06/15/17	1,585,000	1,620,238

Nakilat, Inc.	6.067% 12/31/33 (b)	1,385,000	1,258,563

Southern California Gas Co.	3.246% 12/01/09 (d)	1,055,000	1,041,379

	Gas Total		3,920,180

Independent Power Producers – 0.1%
Mirant Americas Generation LLC	8.500% 10/01/21	200,000	181,500

Mirant North America LLC	7.375% 12/31/13	535,000	540,350

	Independent Power Producers Total		721,850

Utilities Total			44,361,525
	Total Corporate Fixed-Income Bonds & Notes (Cost of $460,388,399)		430,868,770

See Accompanying Notes to Financial Statements.

23

Columbia Income Fund

March 31, 2008

Government & Agency Obligations – 14.0%

		Par ($)	Value ($)
Foreign Government Obligations – 4.1%
European Investment Bank	5.125% 05/30/17 (c)	3,560,000	3,881,511

Kreditanstalt fuer Wiederaufbau	4.375% 03/15/18	4,170,000	4,266,268

Province of New Brunswick	5.200% 02/21/17	2,915,000	3,187,923

Province of Nova Scotia	5.125% 01/26/17	3,000,000	3,246,126

Province of Ontario	5.450% 04/27/16 (c)	3,000,000	3,312,543

Province of Quebec	5.125% 11/14/16	3,475,000	3,757,347

State of Qatar	9.750% 06/15/30 (b)	1,650,000	2,569,875

Swedish Export Credit	5.125% 03/01/17 (c)	1,280,000	1,368,192
Foreign Government Obligations Total			25,589,785

U.S. Government Agencies – 0.3%
Federal Home Loan Mortgage Corp.	5.750% 06/27/16	1,750,000	1,926,686
U.S. Government Agencies Total			1,926,686

U.S. Government Obligations – 9.6%
U.S. Treasury Bonds	4.500% 02/15/36 (g)	515,000	532,019
	4.750% 02/15/37 (c)(h)	18,120,000	19,488,912
	5.000% 05/15/37 (c)	1,575,000	1,761,908
	6.250% 08/15/23 (c)	395,000	486,189
	7.250% 08/15/22 (c)	700,000	935,430

U.S. Treasury Notes	3.500% 02/15/18	17,835,000	17,938,104
	4.500% 05/15/10	15,000,000	15,916,410
	4.500% 05/15/17 (c)(h)	765,000	831,340
	4.750% 08/15/17 (c)	810,000	896,189
U.S. Government Obligations Total			58,786,501
	Total Government & Agency Obligations (cost of $83,371,815)		86,302,972

Asset-Backed Securities – 8.3%
AmeriCredit Automobile Receivables Trust	3.930% 10/06/11	2,385,152	2,306,874

Bay View Auto Trust	4.550% 02/25/14	600,000	605,272
	5.310% 06/25/14	1,110,000	1,111,593

Capital Auto Receivables Asset Trust	5.500% 04/20/10 (b)	1,250,000	1,268,617

Capital One Auto Finance Trust	2.868% 12/15/11 (d)	2,197,863	2,178,693

Capital One Master Trust	3.018% 11/15/11 (d)	1,000,000	994,855

Citibank Credit Card Issuance Trust	5.650% 09/20/19	2,000,000	2,001,270

See Accompanying Notes to Financial Statements.

24

Columbia Income Fund

March 31, 2008

Asset-Backed Securities (continued)

		Par ($)	Value ($)

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37	3,300,000	2,756,650
	6.080% 06/25/37	4,000,000	3,698,367

Citigroup Mortgage Loan Trust, Inc.	5.517% 08/25/35	1,200,000	1,110,067
	5.598% 03/25/36	1,000,000	992,062
	5.666% 08/25/35	1,000,000	750,310

Countrywide Asset-Backed Certificates	2.709% 06/25/21 (d)	1,211,355	1,055,160

Ford Credit Auto Owner Trust	5.470% 09/15/12	4,000,000	3,699,678
	5.680% 06/15/12	1,500,000	1,428,377
	5.690% 11/15/12	3,000,000	2,969,234

GE Capital Credit Card Master Note Trust	2.828% 06/15/11 (d)	1,800,000	1,799,910

GE Equipment Small Ticket LLC	4.620% 12/22/14 (b)	249,953	252,075
	5.120% 06/22/15 (b)	997,852	966,669

Green Tree Financial Corp.	6.870% 01/15/29	544,275	546,967

GS Auto Loan Trust	4.980% 11/15/13	608,722	610,217

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	1,400,000	1,333,727

JPMorgan Auto Receivables Trust	5.610% 12/15/14 (b)	2,058,146	2,044,374

JPMorgan Mortgage Acquisition Corp.	2.709% 06/25/37 (d)	1,800,000	1,644,906
	5.627% 10/25/35	1,550,000	1,527,046

Pinnacle Capital Asset Trust	5.770% 05/25/10 (b)	1,500,000	1,498,282

Residential Asset Mortgage Products, Inc.	4.120% 06/25/33	329,493	299,744

Residential Funding Mortgage Securities II, Inc.	5.110% 09/25/35	1,500,000	900,000

Santander Drive Auto Receivables Trust	3.368% 06/15/11 (d)	4,000,000	3,940,258

Small Business Administration Participation Certificates	5.570% 03/01/26	1,033,180	1,066,998

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	2,500,000	2,423,664

WFS Financial Owner Trust	4.760% 05/17/13	1,200,000	1,156,490

	Total Asset-Backed Securities (cost of $53,829,318)		50,938,406

See Accompanying Notes to Financial Statements.

25

Columbia Income Fund

March 31, 2008

Collateralized Mortgage Obligations – 3.4%

		Par ($)	Value ($)
Agency – 0.2%
Government National Mortgage Association	4.954% 05/16/31	1,365,000	1,359,729
Agency Total			1,359,729

Non-Agency – 3.2%
Citicorp Mortgage Securities, Inc.	5.960% 05/25/37 (d)	1,486,048	980,722

Citigroup Mortgage Loan Trust, Inc.	5.784% 11/25/36 (d)	3,758,513	2,890,455

Countrywide Alternative Loan Trust	5.500% 09/25/35	2,123,542	1,440,868

First Horizon Alternative Mortgage Securities	5.978% 05/25/36 (d)	979,116	679,035

Nomura Asset Acceptance Corp.	2.699% 08/25/36 (d)	382,779	362,820

Sequoia Mortgage Trust	5.998% 07/20/37 (d)	1,331,096	1,195,237

Wachovia Bank Commercial Mortgage Trust	5.742% 05/15/43 (d)	11,425,000	11,524,988

Wachovia Mortgage Loan Trust LLC	5.415% 05/20/36 (d)	496,951	322,968
Non-Agency Total			19,397,093
	Total Collateralized Mortgage Obligations (cost of $23,372,663)		20,756,822

Mortgage-Backed Securities – 3.1%
Federal Home Loan Mortgage Corp.	6.000% 11/01/37	1,608,972	1,651,417

Federal National Mortgage Association	6.006% 07/01/36 (d)	3,114,628	3,163,457
	9.000% 06/01/20	51,202	56,185
	TBA, 5.000% 12/01/38 (i)	14,465,000	14,315,837

Government National Mortgage Association	10.000% 10/15/17	3,746	4,471
	10.000% 01/15/19	312	375
	10.500% 01/15/16	2,868	3,428
	10.500% 04/15/20	2,045	2,481
	10.500% 05/15/20	6,926	8,405
	11.500% 05/15/13	4,966	5,842
	12.500% 11/15/10	2,540	2,819
	12.500% 10/15/13	1,713	1,964
	12.500% 11/15/13	2,675	3,158
	12.500% 12/15/13	7,037	8,309
	14.000% 08/15/11	1,539	1,773

	Total Mortgage-Backed Securities (cost of $18,823,421)		19,229,921

See Accompanying Notes to Financial Statements.

26

Columbia Income Fund

March 31, 2008

Municipal Bonds – 0.9%

		Par ($)	Value ($)
New York – 0.8%
NY New York City Municipal Water Finance Authority	Series 2005 A, 5.000% 06/15/39	2,500,000	2,474,475
	Series 2005 D, 5.000% 06/15/38	2,970,000	2,942,349
New York Total			5,416,824

Virginia – 0.1%
VA Tobacco Settlement Financing Corp.	Series 2007 A1, 6.706% 06/01/46	425,000	385,556
Virginia Total			385,556
	Total Municipal Bonds (cost of $6,014,546)		5,802,380

Convertible Bonds – 0.1%
Financials – 0.1%
Diversified Financial Services – 0.1%
Countrywide Financial Corp.	0.758% 04/15/37 (b)(d)	400,000	354,000

	Diversified Financial Services Total		354,000

Financials Total			354,000
	Total Convertible Bonds (cost of $357,420)		354,000

		Shares
Securities Lending Collateral – 4.4%
	State Street Navigator Securities Lending Prime Portfolio (7 day yield of 3.131%) (j)	27,251,050	27,251,050

	Total Securities Lending Collateral (cost of $27,251,050)		27,251,050

		Par ($)
Short-Term Obligation – 7.2%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08 at 2.150%, collateralized by a U.S. Government Agency Obligation maturing 04/30/10, market value $45,236,269 (repurchase proceeds $44,350,649)	44,348,000	44,348,000

	Total Short-Term Obligation (Cost of $44,348,000)		44,348,000

	Total Investments – 111.4% (Cost of $717,756,632) (k)		685,852,321

	Other Assets & Liabilities, Net – (11.4)%		(70,239,074)

	Net Assets – 100.0%		615,613,247

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

See Accompanying Notes to Financial Statements.

27

Columbia Income Fund

March 31, 2008

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid except for the following, amounted to $71,841,912, which represents 11.7% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06	220,000	222,025	$179,300
Countrywide Financial Corp. 0.758% 04/15/37	10/31/07	400,000	357,420	354,000
Hayes Lemmerz Finance Luxembourg SA 8.250% 06/15/15	05/16/07	340,000	460,676	389,162
Local TV Finance LLC 9.250% 06/15/15	05/02/07	230,000	234,463	184,288
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	220,000	220,000	204,050
QDI LLC 9.000% 11/15/10	11/29/06	245,000	241,552	153,125
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	565,000	573,813	559,186
Steinway Musical Instruments, Inc. 7.000% 03/01/14	02/16/06	385,000	382,909	329,175
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01	550,656	550,656	580,253

				$2,932,539

(c)	All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $26,747,567.

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(e)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)	Loan participation agreement.

(g)	A portion of this security is pledged as collateral for credit default swaps.

(h)	The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2008, the total market value of securities pledged amounted to $1,253,891.

(i)	Security purchased on a delayed delivery basis.

(j)	Investment made with cash collateral received from securities lending activity.

(k)	Cost for federal income tax purposes is $718,705,806.

At March 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	465	$99,815,156	$99,863,739	Jun-2008	$(48,583)

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	200	$23,790,625	$23,655,600	Jun-2008	$(135,025)
5-Year U.S. Treasury Notes	210	23,989,219	23,880,255	Jun-2008	(108,964)
U.S. Treasury Bonds	308	36,589,437	36,121,743	Jun-2008	(467,694)

					$(711,683)

At March 31, 2008, the Fund had entered into the following forward foreign currency exchange contract:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$805,814	$786,862	04/25/08	$(18,952)

See Accompanying Notes to Financial Statements.

28

Columbia Income Fund

March 31, 2008

At March 31, 2008, the Fund has entered into the following credit default swap contracts:
Swap Counterparty	Referenced Obligation	Buy/Sale Protection	Receive/(Pay) Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co. 7.450% 07/16/31	Sale	3.000%	06/20/09	$500,000	$(38,115)
Royal Bank of Scotland	Toll Brothers, Inc. 6.875% 11/15/12	Sale	2.300%	12/20/08	5,000,000	(43,580)
Merrill Lynch	CIT Group, Inc. 7.750% 04/02/12	Sale	2.550%	12/20/08	5,000,000	(463,373)
Morgan Stanley	Limited Brands, Inc. 6.125% 12/01/12	Buy	(1.970%)	12/20/12	1,000,000	66,991
Barclays	Washington Mutual, Inc. 5.250% 09/15/17	Sale	3.100%	03/20/13	3,100,000	(210,276)
Credit Suisse	Washington Mutual, Inc. 5.250% 09/15/17	Buy	(4.050%)	03/20/13	8,120,000	264,747
Barclays	SLM Corp. 5.125% 08/27/12	Sale	4.750%	03/20/09	2,900,000	(118,132)

						(541,738)

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	70.0
Government & Agency Obligations	14.0
Asset-Backed Securities	8.3
Collateralized Mortgage Obligations	3.4
Mortgage-Backed Securities	3.1
Municipal Bonds	0.9
Convertible Bonds	0.1

99.8
Securities Lending Collateral	4.4
Short-Term Obligation	7.2
Other Assets & Liabilities, Net	(11.4)

100.0

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

29

Statement of Assets and Liabilities – Columbia Income Fund

March 31, 2008

		($)
Assets	Investments, at cost	717,756,632

	Investments, at value (including securities on loan of $26,747,567)	685,852,321
	Cash	2,006,534
	Cash collateral for swap contracts	310,000
	Receivable for:
	Investments sold	19,872,340
	Investments sold on a delayed delivery basis	3,165,725
	Fund shares sold	407,396
	Interest	8,646,025
	Foreign tax reclaims	26,919
	Securities lending	50,314
	Trustees’ deferred compensation plan	43,699
	Unrealized appreciation on credit default swap contracts	331,738
	Other assets	40,121

	Total Assets	720,753,132

Liabilities	Collateral on securities loaned	27,251,050
	Unrealized depreciation on forward foreign currency exchange contracts	18,952
	Unrealized depreciation on credit default swap contracts	873,476
	Payable for:
	Investments purchased	59,617,880
	Investments purchased on a delayed delivery basis	13,941,899
	Fund shares repurchased	1,041,921
	Futures variation margin	130,172
	Distributions	1,564,453
	Investment advisory fee	219,105
	Administration fee	68,104
	Transfer agent fee	172,489
	Pricing and bookkeeping fees	18,634
	Trustees’ fees	52
	Custody fee	6,100
	Distribution and service fees	46,544
	Chief compliance officer expenses	196
	Trustees’ deferred compensation plan	43,699
	Deferred dollar roll fee income	8,505
	Other liabilities	116,654

	Total Liabilities	105,139,885

	Net Assets	615,613,247

Composition of Net Assets	Paid-in capital	682,372,564
	Overdistributed net investment income	(923,418)
	Accumulated net realized loss	(32,611,752)
	Net unrealized appreciation (depreciation) on:
	Investments	(31,904,311)
	Foreign currency translations	(17,832)
	Swap contracts	(541,738)
	Futures contracts	(760,266)

	Net Assets	615,613,247

See Accompanying Notes to Financial Statements.

30

Statement of Assets and Liabilities (continued) – Columbia Income Fund

Class A	Net assets	$108,293,918
	Shares outstanding	11,950,553
	Net asset value per share	$9.06	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.06/0.9525)	$9.51	(b)

Class B
	Net assets	$14,290,311
	Shares outstanding	1,576,970
	Net asset value and offering price per share	$9.06	(a)

Class C
	Net assets	$14,509,770
	Shares outstanding	1,601,202
	Net asset value and offering price per share	$9.06	(a)

Class Z
	Net assets	$478,519,248
	Shares outstanding	52,805,809
	Net asset value, offering and redemption price per share	$9.06

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

31

Statement of Operations – Columbia Income Fund

For the Year Ended March 31, 2008

		($)
Investment Income	Interest	42,827,994
	Dividends	2,814
	Dollar roll fee income	83,566
	Securities lending	432,779

	Total Investment Income	43,347,153

Expenses	Investment advisory fee	2,762,771
	Administration fee	870,923
	Distribution fee:
	Class B	129,431
	Class C	119,623
	Service fee:
	Class A	302,842
	Class B	43,144
	Class C	39,895
	Transfer agent fee	848,161
	Pricing and bookkeeping fees	193,042
	Trustees’ fees	46,410
	Custody fee	37,142
	Chief compliance officer expenses	792
	Other expenses	294,533

	Expenses before interest expense	5,688,709
	Interest expense	3,302

	Total Expenses	5,692,011

	Fees waived by Distributor – Class C	(23,875)
	Expense reductions	(11,375)

	Net Expenses	5,656,761

	Net Investment Income	37,690,392

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Swap Contracts	Net realized gain (loss) on:
	Investments	(12,435,069)
	Foreign currency transactions	(94,489)
	Futures contracts	4,668,142
	Swap contracts	1,014,239

	Net realized loss	(6,847,177)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(35,587,925)
	Foreign currency translations	(15,391)
	Swap contracts	(541,738)
	Futures contracts	(1,217,000)

	Net change in unrealized depreciation	(37,362,054)

	Net Loss	(44,209,231)

	Net Decrease Resulting from Operations	(6,518,839)

See Accompanying Notes to Financial Statements.

32

Statement of Changes in Net Assets – Columbia Income Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	37,690,392	29,528,460
	Net realized loss on investments, foreign currency transactions, futures contracts and swap contracts	(6,847,177)	(3,425,027)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and swap contracts	(37,362,054)	8,200,539

	Net Increase (Decrease) resulting from Operations	(6,518,839)	34,303,972

Distributions to Shareholders	From net investment income:
	Class A	(6,625,348)	(5,846,202)
	Class B	(814,800)	(997,114)
	Class C	(777,396)	(695,045)
	Class Z	(29,885,664)	(22,774,908)

	Total Distributions to Shareholders	(38,103,208)	(30,313,269)
	Net Capital Share Transactions	(8,897,009)	176,627,867

	Total Increase (Decrease) in Net Assets	(53,519,056)	180,618,570

Net Assets	Beginning of period	669,132,303	488,513,733
	End of period	615,613,247	669,132,303
	Overdistributed net investment income at end of period	(923,418)	(1,545,918)

See Accompanying Notes to Financial Statements.

33

Statement of Changes in Net Assets (continued) – Columbia Income Fund

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,044,325	28,766,291	4,465,996	42,939,827
Distributions reinvested	546,374	5,132,017	448,389	4,324,217
Redemptions	(4,374,899)	(40,939,933)	(2,610,548)	(25,146,508)

Net Increase (Decrease)	(784,200)	(7,041,625)	2,303,837	22,117,536

Class B
Subscriptions	284,100	2,678,095	437,636	4,203,406
Distributions reinvested	60,948	572,916	72,518	698,684
Redemptions	(844,118)	(7,935,596)	(893,624)	(8,588,862)

Net Decrease	(499,070)	(4,684,585)	(383,470)	(3,686,772)

Class C
Subscriptions	445,193	4,197,472	780,553	7,515,193
Distributions reinvested	57,921	543,977	49,713	479,361
Redemptions	(622,181)	(5,848,281)	(466,368)	(4,490,367)

Net Increase (Decrease)	(119,067)	(1,106,832)	363,898	3,504,187

Class Z
Subscriptions	14,600,212	138,115,929	23,913,122	230,825,585
Distributions reinvested	1,255,010	11,785,891	1,135,205	10,941,745
Redemptions	(15,611,513)	(145,965,787)	(9,046,215)	(87,074,414)

Net Increase	243,709	3,936,033	16,002,112	154,692,916

See Accompanying Notes to Financial Statements.

34

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31,						Period Ended March 31,		Year Ended June 30,
	2008		2007		2006	2005	2004 (a)(b)		2003 (c)
Net Asset Value, Beginning of Period	$9.68		$9.62		$9.89	$10.21	$10.10		$9.44

Income from Investment Operations:
Net investment income (d)	0.51		0.49		0.45	0.47	0.39		0.45
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.62)		0.08		(0.21)	(0.27)	0.15		0.75

Total from Investment Operations	(0.11)		0.57		0.24	0.20	0.54		1.20

Less Distributions to Shareholders:
From net investment income	(0.51)		(0.51)		(0.51)	(0.52)	(0.43)		(0.54)

Net Asset Value, End of Period	$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (e)	(1.15)%		6.04	%(f)	2.39%	2.00%	5.50	%(g)(h)	13.18	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.00%		0.97%		1.01%	0.97%	1.14	%(j)	1.23%
Interest expense	—	%(k)	—		—	—	—	%(j)(k)	—
Net expenses (i)	1.00%		0.97%		1.01%	0.97%	1.14	% (j)	1.23%
Waiver/Reimbursement	—		—		—	—	0.03	%(j)	0.05%
Net investment income (i)	5.41%		5.13%		4.57%	4.66%	5.20	%(j)	5.12%
Portfolio turnover rate	193%		142%		147%	36%	93	%(h)	96%
Net assets, end of period (000’s)	$108,294		$123,330		$100,295	96,568	$92,053		$89,740

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31,						Period Ended March 31,		Period Ended June 30,
	2008		2007		2006	2005	2004 (a)(b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$9.68		$9.62		$9.89	$10.21	$10.10		$9.47

Income from Investment Operations:
Net investment income (e)	0.44		0.42		0.38	0.39	0.33		0.40
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.62)		0.07		(0.22)	(0.27)	0.15		0.68

Total from Investment Operations	(0.18)		0.49		0.16	0.12	0.48		1.08

Less Distributions to Shareholders:
From net investment income	(0.44)		(0.43)		(0.43)	(0.44)	(0.37)		(0.45)

Net Asset Value, End of Period	$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (f)	(1.88)%		5.26	%(g)	1.63%	1.25%	4.91	%(h)(i)	11.78	%(h)(i)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.75%		1.72%		1.76%	1.72%	1.89	%(k)	1.99	%(k)
Interest expense	—	%(l)	—		—	—	—	%(k)(l)	—
Net expenses (j)	1.75%		1.72%		1.76%	1.72%	1.89	%(k)	1.99	%(k)
Waiver/Reimbursement	—		—		—	—	0.03	%(k)	0.11	%(k)
Net investment income (j)	4.67%		4.38%		3.83%	3.91%	4.46	%(k)	4.39	%(k)
Portfolio turnover rate	193%		142%		147%	36%	93	%(i)	96	% (i)
Net assets, end of period (000’s)	$14,290		$20,105		$23,649	$25,375	$29,534		$32,430

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d)	Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	Not annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31,						Period Ended March 31,		Period Ended June 30,
	2008		2007		2006	2005	2004 (a)(b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$9.68		$9.62		$9.89	$10.21	$10.10		$9.47

Income from Investment Operations:
Net investment income (e)	0.45		0.44		0.39	0.41	0.34		0.42
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.61)		0.07		(0.21)	(0.27)	0.15		0.68

Total from Investment Operations	(0.16)		0.51		0.18	0.14	0.49		1.10

Less Distributions to Shareholders:
From net investment income	(0.46)		(0.45)		(0.45)	(0.46)	(0.38)		(0.47)

Net Asset Value, End of Period	$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (f)(g)	(1.74)%		5.41	%(h)	1.78%	1.40%	5.03	%(i)	11.94	%(i)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.60%		1.57%		1.61%	1.57%	1.74	%(k)	1.84	%(k)
Interest expense	—	%(l)	—		—	—	—	%(k)(l)	—
Net expenses (j)	1.60%		1.57%		1.61%	1.57%	1.74	%(k)	1.84	%(k)
Waiver/Reimbursement	0.15%		0.15%		0.15%	0.15%	0.18	%(k)	0.23	%(k)
Net investment income (j)	4.81%		4.52%		3.96%	4.06%	4.52	%(k)	4.51	%(k)
Portfolio turnover rate	193%		142%		147%	36%	93	%(i)	96	%(i)
Net assets, end of period (000’s)	$14,510		$16,660		$13,042	$10,895	$9,185		$5,522

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d)	Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	Not annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31,						Period Ended March 31,		Year Ended June 30,
	2008		2007		2006	2005	2004 (a)(b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$9.68		$9.62		$9.89	$10.21	$10.10		$9.44

Income from Investment Operations:
Net investment income (e)	0.53		0.52		0.48	0.49	0.41		0.53
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.61)		0.07		(0.22)	(0.26)	0.16		0.71

Total from Investment Operations	(0.08)		0.59		0.26	0.23	0.57		1.24

Less Distributions to Shareholders:
From net investment income	(0.54)		(0.53)		(0.53)	(0.55)	(0.46)		(0.58)

Net Asset Value, End of Period	$9.06		$9.68		$9.62	$9.89	$10.21		$10.10
Total return (f)	(0.90)%		6.31	%(g)	2.64%	2.33%	5.80	%(h)(i)	13.61%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	0.75%		0.72%		0.76%	0.72%	0.82	%(k)	0.84%
Interest expense	—	%(l)	—		—	—	—	%(k)(l)	—
Net expenses (j)	0.75%		0.72%		0.76%	0.72%	0.82	%(k)	0.84%
Waiver/Reimbursement	—		—		—	—	0.02	%(k)	—
Net investment income (j)	5.66%		5.39%		4.82%	4.91%	5.46	%(k)	5.51%
Portfolio turnover rate	193%		142%		147%	36%	93	%(i)	96%
Net assets, end of period (000’s)	$478,519		$509,037		$351,529	$533,965	$425,402		$427,959

(a)	On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Effective July 15, 2002, the Stein Roe Income Fund’s Class S shares were renamed Liberty Income Fund Class Z shares.

(d)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	Not annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

(l)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Notes to Financial Statements – Columbia Income Fund

March 31, 2008

Note 1. Organization

Columbia Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swaps are marked to market daily based upon quotations from market makers.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would

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not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Columbia Income Fund

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Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Fund’s Statement of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statement of Operations.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement will default on its obligation to perform, or that there may be an unfavorable change in interest rates.

Short Sales

The Fund may sell securities or commodity futures contracts they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security or futures contract short, it must borrow the security or futures contract sold

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short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security or futures contract short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

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Columbia Income Fund

March 31, 2008

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, discount accretion/premium amortization on debt securities and paydown gain/loss reclass were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,035,316	$6,896,819	$(7,932,135)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from
Ordinary Income*	$38,103,208	$30,313,269

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation*
$1,312,553	$(32,853,485)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to differing treatments of deferral of losses on wash sales, discount accretion/premium amortization on debt securities, capital loss carryforwards, futures contracts, foreign forward currency contracts and swap contracts.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$7,401,951
Unrealized depreciation	(40,255,436)

Net unrealized appreciation	$(32,853,485)

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$8,620,038
2010	1,393,345
2011	2,985,140
2014	3,731,648
2015	6,709,359
2016	4,172,850

Total	$27,612,380

Capital loss carryforwards of $7,932,135 were utilized during the year ended March 31, 2008.

Of the capital loss carryforwards attributable to the Fund, $5,248,677 ($3,855,332 will expire March 31, 2009 and $1,393,345 will expire March 31, 2010) was obtained in a merger with Liberty Income Fund.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, post-October capital losses of $5,455,801 were deferred to April 1, 2008.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109

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Columbia Income Fund

March 31, 2008

(“FIN 48”) on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.420%
$500 million to $1 billion	0.375%
$1 billion to $1.5 billion	0.370%
$1.5 billion to $3 billion	0.340%
$3 billion to $6 billion	0.330%
Over $6 billion	0.320%

For the year ended March 31, 2008, the Fund’s effective investment advisory fee rate was 0.41% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $1 billion	0.125%
Over $1 billion	0.100%

For the year ended March 31, 2008, the Fund’s effective administration fee rate was 0.13% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.
The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior

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Columbia Income Fund

March 31, 2008

to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $10,791.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $7,761.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $10,056 on sales of the Fund’s Class A shares and net CDSC fees of $153, $26,159 and $4,085 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Fund’s distribution and service fee for the Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Fund could have invested a

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Columbia Income Fund

March 31, 2008

portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $3,614 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,256,908,815 and $1,268,585,898, respectively, of which $476,684,732 and $463,647,401, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2008, the Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowings existed was $2,500,000 at a weighted average interest rate of 4.856%.

Note 8. Shares of Beneficial Interest

As of March 31, 2008, the Fund had one shareholder that held 45.2% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of March 31, 2008, the Fund had one shareholder that held 8.8% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact

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Columbia Income Fund

March 31, 2008

on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have a greater exposure to economic and market events affecting such sector than if it were broadly invested across multiple sectors.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

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Columbia Income Fund

March 31, 2008

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

48

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended June 30, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

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Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds).

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

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Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts) Oversees 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 80, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

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Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM

Corporation (computer and technology) from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–U.S. Marketing & Service (from 1988 to 1991) and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology).

Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and

Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee

Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[3]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Officers

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

53

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The Nature, Extent and Quality of the Services Provided to the Funds Under the Agreements

The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and

55

providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment Performance of the Funds and Columbia

The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Income Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, and in the second quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The Costs of the Services Provided and Profits Realized by Columbia and its Affiliates from Their Relationships with the Funds

The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The

Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

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The Trustees considered that Columbia Income Fund’s total expenses and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale

The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors

■	The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

59

measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

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3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

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cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

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Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

*    *    *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report – Columbia Income Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia funds before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

65

Columbia Income Fund

Annual Report , March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152739-0308 (05/08) 08/56708

Annual Report

March 31, 2008

Columbia Intermediate Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers’ report. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed your expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year returns as of 03/31/08

+3.48% Class A shares (without sales charge)

+7.67% Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 3.48% without sales charge.

■

The fund’s return was lower than both the return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index [1] and the average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.[2]

■	The fund’s relative performance was hurt by its emphasis on corporate bonds, which underperformed the Treasury market by a wide margin.

Portfolio Management

Carl W. Pappo is the lead manager for the fund. He has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Kevin L. Cronk has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Lee Reddin has co-managed the fund since June 2007 and has been with the advisor or its predecessors or affiliate organizations since 2000.

[1]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Intermediate Bond Fund

Summary

For the 12-month period that ended March 31, 2008

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

7.67%	–3.24%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

–5.08%	–2.70%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate —the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries — and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

[1]	On April 30, 2008, the federal funds rate was lowered to 2.0%.

[2]	The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturity of at least one year.

2

Economic Update (continued) – Columbia Intermediate Bond Fund

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[3]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

3

Performance Information – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.65
Class C	1.65
Class R	1.15
Class Z	0.65
*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charge for Class A is calculated with an initial sales charge at 4.75%. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	17,122	16,302
Class B	16,354	16,354
Class C	16,504	16,504
Class R	17,029	n/a
Class Z	17,465	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	Z
Inception	07/31/00		02/01/02		02/01/02		01/23/06	12/05/78
Sales charge	without	with	without	with	without	with	without	without
1-year	3.48	0.09	2.72	–0.24	2.87	1.88	3.24	3.74
5-year	4.53	3.52	3.75	3.75	3.91	3.91	4.41	4.79
10-year	5.53	5.01	5.04	5.04	5.14	5.14	5.47	5.73

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of class A shares had a maximum initial sales charge of 4.75%. The 5 &10 year average annual returns with sales charge as of 3/31/08 include the previous sales charge of 4.75%. The 1 year return with sales charge as of 3/31/08 includes the new sales charge of 3.25%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R and Z shares are sold at net asset value with no Rule 12b-1 fees. Class R and Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns of Class A shares include returns of the fund’s Class Z shares (the oldest existing fund share class) for periods prior to the inception of Class A shares. The returns of Class B and Class C shares include returns of the fund’s Class A shares for period prior to the inception of Class B and Class C shares, respectively. The returns of Class B and Class C shares also include returns of the fund’s Class Z shares for periods prior to the inception of Class A shares. The returns for Class R shares include returns of the fund’s Class A shares for periods prior to the inception of Class R shares. The returns of Class R shares also include the returns of the fund’s Class Z shares for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and Class A, Class B, Class C or Class R shares, or between Class A shares and Class B, Class C or Class R shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C and Class R shares for periods prior to the inception of Class A, Class B, Class C and Class R shares, respectively, would have been lower. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered on February 1, 2002, Class R shares were initially offered on January 23, 2006, and Class Z shares were initially offered on December 5, 1978.

4

Understanding Your Expenses – Columbia Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.10	1,020.50	4.55	4.55	0.90
Class B	1,000.00	1,000.00	1,016.30	1,016.75	8.32	8.32	1.65
Class C	1,000.00	1,000.00	1,017.00	1,017.50	7.56	7.57	1.50
Class R	1,000.00	1,000.00	1,019.00	1,019.25	5.80	5.81	1.15
Class Z	1,000.00	1,000.00	1,021.40	1,021.75	3.28	3.29	0.65

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a substantial portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	8.71
Class B	8.71
Class C	8.71
Class R	8.71
Class Z	8.71

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.43
Class B	0.37
Class C	0.38
Class R	0.41
Class Z	0.45

For the 12-month period that ended March 31, 2008, Class A shares of Columbia Intermediate Bond Fund returned 3.48% without sales charge. The fund’s return was lower than the 7.67% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, for the same period.1. The fund also trailed the average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification, which was 3.73% for the period.2 The fund’s emphasis on corporate bonds hurt its competitive performance during a time when virtually all securities without AAA ratings lagged the overall market.

Challenging times for fixed income markets

As turmoil in the subprime mortgage market and weak economic growth unsettled the fixed income markets, investors took shelter in Treasuries, which outperformed every other asset class for the 12-month period covered by this report. The first sign of trouble came from the housing market in the form of delinquent loans, which ultimately led to reductions in the asset values underlying a wide range of securitized mortgage instruments. When the financial firms that held and issued these instruments were forced to limit their risk-taking activities, the result was a sharp drop in market liquidity. Mortgage-backed securities, asset-backed securities and corporate bonds, especially high- yield bonds, were the primary casualties. Because the fund had more exposure than the index to the corporate market for much of the year, it underperformed its benchmark and peer group. The fund’s holdings in the financial sector during the first half of the period were a particular source of weakness.

Took steps to reduce risk

As the environment shifted in 2007, we took active steps to reduce the risk exposure of the portfolio. We reduced the corporate bond position from 45% of net assets to 33% in 2007. We trimmed high yield from 6.5% of the portfolio, already below our normal 8% weighting, to just 4% of net assets. Within the fund’s corporate holdings, we cut back on our financial positions and sold retailers and home builders, groups that similarly detracted from performance during the first half of the period. The proceeds of these various sales were put into Treasuries and mortgage-backed securities, both of which outperformed corporate bonds in the second half of the period. We also benefited from a position in the yen during a time when the dollar lost value relative to most foreign currencies. Finally, we used a variety of derivative securities, including a form of insurance called credit default swaps, as a means of managing the fund’s risk exposure.

[1]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia Intermediate Bond Fund

Portfolio structure as of 03/31/08 (%)

Corporate fixed-income bonds & notes	41.6
Mortgage-backed securities	21.3
Asset-backed securities	15.9
Government & agency obligations	15.1
Commercial mortgage-backed securities	6.4
Collateralized mortgage obligations	5.3
Municipal bond	0.8
Common stock	0.0	*
Cash equivalents, net other assets & liabilities	(6.4)

*	Rounds to less than 0.01%.

Quality breakdown as of 03/31/08 (%)

Aaa	53.9
Aa	11.3
A	12.1
Baa	17.6
BB	2.6
B	1.8
Caa	0.5
Other	0.2

Maturity breakdown as of 03/31/08 (%)

0-1 year	4.3
1-5 years	47.8
5-10 years	31.9
10-20 years	4.9
Over 20 years	11.1

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd.

SEC yields as of 03/31/08 (%)

Class A	4.36
Class B	3.78
Class C	3.94
Class R	4.31
Class Z	4.84

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

We believe that both high quality and low quality corporate bonds are attractive on a historical basis. Yet, we are mindful that the outlook for the economy and corporate earnings remains uncertain. That will influence the timing of any move to build back the fund’s now-reduced positions in those sectors.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

7

Investment Portfolio – Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes – 41.6%

		Par ($) (a)		Value ($)
Basic Materials – 0.5%
Chemicals – 0.2%
Chemtura Corp.	6.875% 06/01/16		545,000	485,050

Huntsman International LLC	6.875% 11/15/13 (b)	EUR	205,000	313,934
	7.875% 11/15/14		620,000	657,200

Ineos Group Holdings PLC	8.500% 02/15/16 (b)		500,000	388,750

Lubrizol Corp.	6.500% 10/01/34		2,475,000	2,481,215

MacDermid, Inc.	9.500% 04/15/17 (b)		380,000	340,100

Mosaic Co.	7.625% 12/01/16 (b)		665,000	714,875

NOVA Chemicals Corp.	6.500% 01/15/12		485,000	451,050

Terra Capital, Inc.	7.000% 02/01/17		130,000	128,212

	Chemicals Total			5,960,386

Forest Products & Paper – 0.2%
Abitibi-Consolidated, Inc.	8.375% 04/01/15		770,000	396,550

Domtar Corp.	7.125% 08/15/15		505,000	475,962

Georgia-Pacific Corp.	8.000% 01/15/24		500,000	440,000

NewPage Corp.	10.000% 05/01/12 (b)		280,000	284,200
	12.000% 05/01/13		275,000	275,688

Weyerhaeuser Co.	7.375% 03/15/32		2,820,000	2,787,198

	Forest Products & Paper Total			4,659,598

Metals & Mining – 0.1%
FMG Finance Ltd.	10.625% 09/01/16 (b)		695,000	781,875

Freeport-McMoRan Copper & Gold, Inc.	8.375% 04/01/17		1,040,000	1,103,700

Noranda Aluminium Holding Corp.	PIK, 10.488% 11/15/14 (b)		430,000	316,050

	Metals & Mining Total			2,201,625

Basic Materials Total				12,821,609

Communications – 4.0%
Media – 1.7%
Atlantic Broadband Finance LLC	9.375% 01/15/14		340,000	299,200

Cablevision Systems Corp.	8.000% 04/15/12		455,000	442,488

CanWest MediaWorks LP	9.250% 08/01/15 (b)		550,000	506,000

Charter Communications Holdings I LLC	11.000% 10/01/15		365,000	253,675

See Accompanying Notes to Financial Statements.

8

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications (continued)
Media (continued)
Clear Channel Communications, Inc.	5.500% 12/15/16	105,000	69,300

CMP Susquehanna Corp.	9.875% 05/15/14	475,000	327,750

Comcast Corp.	6.300% 11/15/17	7,230,000	7,317,700
	6.950% 08/15/37	13,950,000	13,977,970

CSC Holdings, Inc.	7.625% 04/01/11	655,000	647,631
	7.625% 07/15/18	295,000	269,188

DirecTV Holdings LLC	6.375% 06/15/15	625,000	582,812

EchoStar DBS Corp.	6.625% 10/01/14	900,000	819,000

Idearc, Inc.	8.000% 11/15/16	880,000	569,800

Lamar Media Corp.	6.625% 08/15/15	600,000	528,000

Local TV Finance LLC	PIK, 9.250% 06/15/15 (b)	300,000	240,375

Quebecor Media, Inc.	7.750% 03/15/16	650,000	593,125
	7.750% 03/15/16 (b)	235,000	214,438

R.H. Donnelley Corp.	8.875% 01/15/16	1,355,000	857,037
	8.875% 10/15/17 (b)	160,000	100,000

Reader’s Digest Association, Inc.	9.000% 02/15/17 (b)	220,000	146,850

Time Warner, Inc.	5.875% 11/15/16	5,490,000	5,220,737
	6.500% 11/15/36 (c)	2,630,000	2,412,846

TL Acquisitions, Inc.	10.500% 01/15/15 (b)	635,000	546,100

Univision Communications, Inc.	PIK, 9.750% 03/15/15 (b)	230,000	139,150

Viacom, Inc.	5.750% 04/30/11	6,535,000	6,604,598

	Media Total		43,685,770

Telecommunication Services – 2.3%
AT&T, Inc.	4.950% 01/15/13	13,080,000	13,124,328
	5.625% 06/15/16	8,900,000	8,925,240

British Telecommunications PLC	5.150% 01/15/13	1,635,000	1,611,211
	5.950% 01/15/18	5,100,000	4,941,625

Citizens Communications Co.	7.875% 01/15/27	610,000	523,075

Cricket Communications, Inc.	9.375% 11/01/14 (c)	790,000	748,525

Digicel Group Ltd.	8.875% 01/15/15 (b)	850,000	709,750

See Accompanying Notes to Financial Statements.

9

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Communications (continued)
Telecommunication Services (continued)
Hellas Telecommunications Luxembourg II	10.008% 01/15/15 (b)(d)	250,000	178,750

Inmarsat Finance II PLC	(e) 11/15/12
	(10.375% 11/15/08)	435,000	421,950

Intelsat Bermuda Ltd.	9.250% 06/15/16	290,000	292,175
	11.250% 06/15/16	830,000	841,412

Intelsat Intermediate Holdings	(e) 02/01/15
Co., Ltd.	(9.250% 02/01/10)	795,000	675,750

Lucent Technologies, Inc.	6.450% 03/15/29	645,000	461,175

MetroPCS Wireless, Inc.	9.250% 11/01/14	720,000	662,400

Nextel Communications, Inc.	6.875% 10/31/13	5,235,000	4,135,650
	7.375% 08/01/15	4,860,000	3,742,200

Nordic Telephone Co. Holdings ApS	8.875% 05/01/16 (b)	500,000	485,000

Orascom Telecom Finance SCA	7.875% 02/08/14 (b)	280,000	259,700

Qwest Communications International, Inc.	7.500% 02/15/14	750,000	705,000

Qwest Corp.	7.500% 06/15/23	515,000	449,338
	8.875% 03/15/12	585,000	596,700

Rural Cellular Corp.	6.076% 06/01/13 (d)	350,000	350,000
	8.989% 11/01/12 (d)	450,000	450,000

Syniverse Technologies, Inc.	7.750% 08/15/13	290,000	273,325

Telefonica Emisiones SAU	6.221% 07/03/17	2,880,000	2,897,957
	6.421% 06/20/16	4,340,000	4,448,157

Time Warner Telecom Holdings, Inc.	9.250% 02/15/14	590,000	595,900

Verizon Communications, Inc.	6.250% 04/01/37 (c)	1,825,000	1,742,258

Virgin Media Finance PLC	8.750% 04/15/14	520,000	466,700

West Corp.	11.000% 10/15/16 (c)	460,000	388,700

Wind Acquisition Financial SA	PIK, 11.201% 12/21/11 (d)(f)	782,242	656,673

Windstream Corp.	8.625% 08/01/16	585,000	574,762

	Telecommunication Services Total		57,335,386

Communications Total			101,021,156

See Accompanying Notes to Financial Statements.

10

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)		Value ($)
Consumer Cyclical – 2.9%
Airlines – 0.2%
Continental Airlines, Inc.	6.940% 10/15/13		766,549	742,595
	7.461% 04/01/15		5,119,527	4,761,160

	Airlines Total			5,503,755

Apparel – 0.0%
Levi Strauss & Co.	9.750% 01/15/15		965,000	961,381

	Apparel Total			961,381

Auto Manufacturers – 0.1%
Ford Motor Co.	7.450% 07/16/31		630,000	415,800

General Motors Corp.	8.375% 07/15/33		1,800,000	1,269,000

	Auto Manufacturers Total			1,684,800

Auto Parts & Equipment – 0.1%
ArvinMeritor, Inc.	8.125% 09/15/15		375,000	305,625

Commercial Vehicle Group, Inc.	8.000% 07/01/13		435,000	356,700

Goodyear Tire & Rubber Co.	8.625% 12/01/11		107,000	112,216
	9.000% 07/01/15		564,000	596,430

Hayes Lemmerz Finance Luxembourg SA	8.250% 06/15/15 (b)	EUR	440,000	503,621

TRW Automotive, Inc.	7.000% 03/15/14 (b)		375,000	345,938

	Auto Parts & Equipment Total			2,220,530

Distribution/Wholesale – 0.0%
Buhrmann U.S., Inc.	7.875% 03/01/15		150,000	140,250

	Distribution/Wholesale Total			140,250

Entertainment – 0.1%
Six Flags, Inc.	9.625% 06/01/14		470,000	265,550

Steinway Musical Instruments, Inc.	7.000% 03/01/14 (b)		500,000	427,500

WMG Acquisition Corp.	7.375% 04/15/14		370,000	284,900

WMG Holdings Corp.	(e) 12/15/14
	(9.500% 12/15/09)		485,000	252,200

	Entertainment Total			1,230,150

Home Builders – 0.1%
D.R. Horton, Inc.	5.625% 09/15/14		1,315,000	1,117,750

KB Home	5.875% 01/15/15		505,000	436,825

Lennar Corp.	6.500% 04/15/16 (c)		1,620,000	1,231,200

	Home Builders Total			2,785,775

Home Furnishings – 0.0%
Sealy Mattress Co.	8.250% 06/15/14		445,000	371,575

	Home Furnishings Total			371,575

See Accompanying Notes to Financial Statements.

11

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.	7.000% 06/15/13	310,000	289,888

	Leisure Time Total		289,888

Lodging – 0.4%
Boyd Gaming Corp.	6.750% 04/15/14	425,000	348,500

Buffalo Thunder Development Authority	9.375% 12/15/14 (b)	240,000	180,000

Greektown Holdings LLC	10.750% 12/01/13 (b)	675,000	614,250

Harrah’s Operating Co., Inc.	10.750% 02/01/16 (b)	985,000	829,862

Jacobs Entertainment, Inc.	9.750% 06/15/14	425,000	318,750

Majestic Star LLC	9.750% 01/15/11	580,000	226,200

Marriott International, Inc.	5.625% 02/15/13 (c)	5,360,000	5,174,169

Mashantucket Western Pequot Tribe	8.500% 11/15/15 (b)	860,000	756,800

MGM Mirage	7.500% 06/01/16	710,000	639,000

Pinnacle Entertainment, Inc.	7.500% 06/15/15 (b)	400,000	315,000

Snoqualmie Entertainment Authority	6.936% 02/01/14 (b)(d)	90,000	73,350
	9.125% 02/01/15 (b)	90,000	76,950

Station Casinos, Inc.	6.625% 03/15/18	355,000	197,025

	Lodging Total		9,749,856

Retail – 1.9%
AmeriGas Partners LP	7.125% 05/20/16	440,000	431,200
	7.250% 05/20/15	140,000	137,900

Asbury Automotive Group, Inc.	7.625% 03/15/17	365,000	288,350

AutoNation, Inc.	7.000% 04/15/14	305,000	270,687

CVS Pass-Through Trust	5.298% 01/11/27 (b)	5,834,869	5,568,566
	6.036% 12/10/28 (b)	5,549,726	5,286,947

Macy’s Inc.	5.350% 03/15/12	1,250,000	1,190,991

Hanesbrands, Inc.	8.204% 12/15/14 (d)	310,000	275,125

Home Depot, Inc.	5.875% 12/16/36	4,915,000	4,012,449

JC Penney Corp., Inc.	7.400% 04/01/37	10,870,000	10,047,130

KAR Holdings, Inc.	10.000% 05/01/15 (c)	390,000	337,350

See Accompanying Notes to Financial Statements.

12

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Retail (continued)
Landry’s Restaurants, Inc.	9.500% 12/15/14	385,000	375,375

Limited Brands, Inc.	7.600% 07/15/37 (g)	2,750,000	2,298,354

Phillips-Van Heusen Corp.	8.125% 05/01/13	445,000	451,675

Rite Aid Corp.	9.375% 12/15/15	740,000	580,900

Starbucks Corp.	6.250% 08/15/17	6,275,000	6,545,409

United Auto Group, Inc.	7.750% 12/15/16	395,000	341,675

Wal-Mart Stores, Inc.	4.125% 02/15/11	5,245,000	5,368,310
	5.250% 09/01/35	5,880,000	5,203,923

	Retail Total		49,012,316

Textiles – 0.0%
INVISTA	9.250% 05/01/12 (b)	430,000	439,675

	Textiles Total		439,675

Consumer Cyclical Total			74,389,951

Consumer Non-Cyclical – 2.8%
Agriculture – 0.0%
Reynolds American, Inc.	7.625% 06/01/16	385,000	405,083

	Agriculture Total		405,083

Beverages – 0.6%
Coca-Cola Enterprises, Inc.	4.375% 09/15/09 (c)	10,000,000	10,168,260

Constellation Brands, Inc.	8.125% 01/15/12	385,000	388,850

Cott Beverages, Inc.	8.000% 12/15/11	240,000	194,400

SABMiller PLC	6.200% 07/01/11 (b)	4,860,000	5,166,749

	Beverages Total		15,918,259

Biotechnology – 0.2%
Bio-Rad Laboratories, Inc.	7.500% 08/15/13	390,000	390,975

Genentech, Inc.	4.400% 07/15/10	5,200,000	5,352,334

	Biotechnology Total		5,743,309

Commercial Services – 0.2%
ACE Cash Express, Inc.	10.250% 10/01/14 (b)	280,000	228,200

ARAMARK Corp.	8.500% 02/01/15 (c)	420,000	421,050

Ashtead Capital, Inc.	9.000% 08/15/16 (b)	545,000	441,450

Corrections Corp. of America	6.250% 03/15/13	440,000	431,200

See Accompanying Notes to Financial Statements.

13

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Commercial Services (continued)
GEO Group, Inc.	8.250% 07/15/13	605,000	609,537

Hertz Corp.	8.875% 01/01/14	325,000	307,938

Iron Mountain, Inc.	7.750% 01/15/15	450,000	452,250

Rental Service Corp.	9.500% 12/01/14	275,000	229,625

Seminole Indian Tribe of Florida	7.804% 10/01/20 (b)	570,000	564,135

Service Corp. International	6.750% 04/01/16	320,000	309,600

United Rentals North America, Inc.	6.500% 02/15/12	380,000	343,900

	Commercial Services Total		4,338,885

Food – 0.8%
ConAgra Foods, Inc.	7.000% 10/01/28	9,420,000	9,543,166

Dean Foods Co.	7.000% 06/01/16	365,000	319,375

Dole Food Co., Inc.	8.625% 05/01/09	375,000	326,250

Kraft Foods, Inc.	6.500% 08/11/17	6,380,000	6,545,555

Kroger Co.	8.000% 09/15/29	1,865,000	2,106,435

Pinnacle Foods Finance LLC	9.250% 04/01/15	480,000	424,800

Reddy Ice Holdings, Inc.	(e) 11/01/12
	(10.500% 11/01/08)	340,000	277,100

Smithfield Foods, Inc.	7.750% 07/01/17	450,000	438,750

	Food Total		19,981,431

Healthcare Services – 0.2%
Community Health Systems, Inc.	8.875% 07/15/15	535,000	537,006

DaVita, Inc.	7.250% 03/15/15	545,000	531,375

HCA, Inc.	9.250% 11/15/16	430,000	446,125
	PIK, 9.625% 11/15/16	950,000	985,625

Tenet Healthcare Corp.	9.875% 07/01/14	1,045,000	1,011,038

U.S. Oncology Holdings, Inc.	PIK, 7.949% 03/15/12 (d)	395,118	304,241

	Healthcare Services Total		3,815,410

Household Products/Wares – 0.4%
American Greetings Corp.	7.375% 06/01/16	460,000	456,550

Amscan Holdings, Inc.	8.750% 05/01/14	540,000	473,850

Clorox Co.	5.950% 10/15/17	2,220,000	2,223,135

See Accompanying Notes to Financial Statements.

14

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Household Products/Wares (continued)
Fortune Brands, Inc.	5.125% 01/15/11	5,705,000	5,711,601

Jarden Corp.	7.500% 05/01/17	565,000	494,375

Jostens IH Corp.	7.625% 10/01/12	375,000	364,687

	Household Products/Wares Total		9,724,198

Pharmaceuticals – 0.4%
Abbott Laboratories	5.600% 05/15/11	1,000,000	1,061,677

Elan Finance PLC	8.875% 12/01/13	730,000	686,200

NBTY, Inc.	7.125% 10/01/15	275,000	262,625

Omnicare, Inc.	6.750% 12/15/13	405,000	361,462

Warner Chilcott Corp.	8.750% 02/01/15	550,000	550,000

Wyeth	5.500% 02/01/14	1,640,000	1,698,722
	5.500% 02/15/16	5,985,000	6,102,737

	Pharmaceuticals Total		10,723,423

Consumer Non-Cyclical Total			70,649,998

Energy – 5.5%
Coal – 0.0%
Arch Western Finance LLC	6.750% 07/01/13	480,000	478,800

Massey Energy Co.	6.875% 12/15/13	560,000	541,800

	Coal Total		1,020,600

Energy-Alternate Sources – 0.0%
VeraSun Energy Corp.	9.375% 06/01/17 (b)	450,000	308,250

	Energy-Alternate Sources Total		308,250

Oil & Gas – 2.3%
Canadian Natural Resources Ltd.	6.250% 03/15/38	5,785,000	5,548,729

Chesapeake Energy Corp.	6.375% 06/15/15	300,000	291,000
	7.500% 06/15/14	435,000	445,875

Cimarex Energy Co.	7.125% 05/01/17	375,000	372,187

Compton Petroleum Corp.	7.625% 12/01/13	425,000	406,937

Gazprom International SA	7.201% 02/01/20 (b)	5,136,631	5,208,544
	7.201% 02/01/20	278,234	282,130

Hess Corp.	7.300% 08/15/31	4,180,000	4,709,497

KCS Energy, Inc.	7.125% 04/01/12	370,000	349,650

See Accompanying Notes to Financial Statements.

15

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Oil & Gas (continued)
Newfield Exploration Co.	6.625% 04/15/16	350,000	343,000

Nexen, Inc.	5.875% 03/10/35	8,210,000	7,471,264

OPTI Canada, Inc.	8.250% 12/15/14	480,000	475,200

PetroHawk Energy Corp.	9.125% 07/15/13	310,000	318,525

Pioneer Natural Resources Co.	5.875% 07/15/16	365,000	332,410

Qatar Petroleum	5.579% 05/30/11 (b)	1,909,499	1,965,325

Quicksilver Resources, Inc.	7.125% 04/01/16	610,000	588,650

Ras Laffan Liquefied Natural Gas Co., Ltd.	3.437% 09/15/09 (b)	2,646,000	2,661,744

Ras Laffan Liquefied Natural Gas Co., Ltd. II	5.298% 09/30/20 (b)	3,400,000	3,324,758

Ras Laffan Liquefied Natural Gas Co., Ltd. III	5.832% 09/30/16 (b)	2,230,000	2,214,680

Southwestern Energy Co.	7.500% 02/01/18 (b)	450,000	465,750

Talisman Energy, Inc.	5.850% 02/01/37	4,150,000	3,638,579

Tesoro Corp.	6.625% 11/01/15 (c)	405,000	374,625

United Refining Co.	10.500% 08/15/12	435,000	430,650

Valero Energy Corp.	6.625% 06/15/37 (g)	11,480,000	10,973,319
	6.875% 04/15/12	5,425,000	5,831,501

	Oil & Gas Total		59,024,529

Oil & Gas Services – 1.0%
Seitel, Inc.	9.750% 02/15/14	275,000	231,688

Weatherford International Ltd.	5.150% 03/15/13	10,000,000	10,008,680
	7.000% 03/15/38	14,035,000	14,247,588

	Oil & Gas Services Total		24,487,956

Pipelines – 2.2%
Atlas Pipeline Partners LP	8.125% 12/15/15	370,000	376,475

El Paso Corp.	6.875% 06/15/14	600,000	611,866

Energy Transfer Partners LP	6.000% 07/01/13 (c)	13,665,000	13,745,446
	7.500% 07/01/38	13,675,000	13,709,652

Kinder Morgan Energy Partners LP	6.950% 01/15/38	3,945,000	3,871,501

Kinder Morgan Finance Co. ULC	5.700% 01/05/16 (c)	400,000	379,000

See Accompanying Notes to Financial Statements.

16

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Energy (continued)
Pipelines (continued)
MarkWest Energy Partners LP	8.500% 07/15/16	630,000	634,725

ONEOK Partners LP	6.850% 10/15/37	2,205,000	2,182,048

Plains All American Pipeline LP	6.650% 01/15/37	10,940,000	10,363,703

TransCanada Pipelines Ltd.	6.350% 05/15/67 (d)	11,970,000	10,580,091

	Pipelines Total		56,454,507

Energy Total			141,295,842

Financials – 18.1%
Banks – 7.5%
Bank of New York Mellon Corp.	4.500% 04/01/13 (g)	23,520,000	23,686,804

Barclays Bank PLC	7.375% 06/15/49 (b)(d)	7,500,000	7,604,227

Chinatrust Commercial Bank	5.625% 12/29/49 (b)(d)	2,350,000	2,110,887

Citigroup Capital XXI	8.300% 12/21/57 (d)	10,000,000	9,853,730

Credit Suisse	6.000% 02/15/18	28,375,000	28,307,269

HSBC Bank USA	3.875% 09/15/09	12,810,000	12,721,509

HSBC Capital Funding LP	9.547% 12/31/49 (b)(d)	10,500,000	11,285,431

JPMorgan Chase & Co.	5.375% 10/01/12	6,020,000	6,250,765
	6.000% 01/15/18	17,540,000	18,291,080

Lloyds TSB Group PLC	6.267% 12/31/49 (b)(d)	5,905,000	4,529,023

M&I Marshall & Ilsley Bank	5.300% 09/08/11	5,510,000	5,499,884

PNC Funding Corp.	5.125% 12/14/10	2,505,000	2,528,006
	5.625% 02/01/17	3,695,000	3,520,504

Regions Financial Corp.	4.500% 08/08/08	5,465,000	5,487,002

Regions Financing Trust II	6.625% 05/15/47 (d)	2,480,000	1,672,450

SunTrust Preferred Capital I	5.853% 12/31/49 (d)	2,000,000	1,482,260

Union Planters Corp.	4.375% 12/01/10	5,970,000	6,078,439

USB Capital IX	6.189% 04/15/42 (d)	22,790,000	16,921,575

Wachovia Bank N.A.	6.600% 01/15/38	5,860,000	5,429,419

Wachovia Capital Trust III	5.800% 03/15/42 (d)	10,120,000	7,210,500

Wachovia Corp.	5.625% 12/15/08	3,555,000	3,584,457

Wells Fargo & Co.	5.300% 08/26/11 (c)	8,665,000	8,972,070

	Banks Total		193,027,291

See Accompanying Notes to Financial Statements.

17

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)		Value ($)
Financials (continued)
Diversified Financial Services – 7.9%
American Express Centurion Bank	4.375% 07/30/09		2,990,000	2,995,206

Capital One Capital IV	6.745% 02/17/37 (c)(d)		6,405,000	4,573,529

Capital One Financial Corp.	5.700% 09/15/11		12,840,000	12,111,715
	6.750% 09/15/17		1,250,000	1,185,715

CIT Group Funding Co. of Canada	5.200% 06/01/15		1,590,000	1,189,294

CIT Group, Inc.	5.850% 09/15/16		2,020,000	1,552,760

Citicorp Lease Pass-Through Trust	8.040% 12/15/19 (b)		12,075,000	13,340,037

Countrywide Home Loan, Inc.	3.250% 05/21/08 (c)		7,273,000	7,132,631

Eaton Vance Corp.	6.500% 10/02/17		8,845,000	9,431,591

Ford Motor Credit Co.	5.700% 01/15/10		2,000,000	1,737,496
	5.800% 01/12/09		4,650,000	4,429,990
	7.800% 06/01/12		1,010,000	833,123
	8.000% 12/15/16		390,000	305,294
	9.750% 09/15/10		3,962,000	3,529,243

Fund American Companies, Inc.	5.875% 05/15/13		4,535,000	4,727,293

General Electric Capital Corp.	0.935% 01/15/10 (d)	JPY	1,200,000,000	12,038,355

GMAC LLC	6.875% 09/15/11		870,000	665,867
	8.000% 11/01/31 (g)		1,080,000	774,027

Goldman Sachs Capital II	5.793% 12/29/49		1,825,000	1,215,632

Goldman Sachs Group, Inc.	6.250% 09/01/17		6,595,000	6,637,452
	6.750% 10/01/37 (g)		15,960,000	14,848,115

HSBC Finance Corp.	5.875% 02/01/09		2,193,000	2,209,447

International Lease Finance Corp.	4.750% 07/01/09		1,485,000	1,480,235
	4.875% 09/01/10		3,130,000	3,106,406

JP Morgan Chase Capital XVII	5.850% 08/01/35		7,550,000	6,391,143

JP Morgan Chase Capital XX	6.550% 09/29/36		25,000,000	21,871,475

Lehman Brothers Holdings, Inc.	5.625% 01/24/13		16,565,000	16,107,226

LVB Acquisition Merger Sub, Inc.	11.625% 10/15/17 (b)		320,000	320,000
	PIK,
	10.375% 10/15/17 (b)		930,000	964,875

Merrill Lynch & Co., Inc.	5.450% 02/05/13		15,000,000	14,757,885
	5.700% 05/02/17 (g)		9,940,000	9,442,404
	6.050% 08/15/12		1,500,000	1,523,458

See Accompanying Notes to Financial Statements.

18

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Diversified Financial Services (continued)
Morgan Stanley	5.750% 10/18/16	5,500,000	5,318,500
	5.950% 12/28/17	6,300,000	6,088,679

Nuveen Investments, Inc.	10.500% 11/15/15 (b)	745,000	638,837

PF Export Receivables Master Trust	3.748% 06/01/13 (b)	2,050,913	2,108,605

SLM Corp.	5.000% 10/01/13	750,000	564,526
	5.375% 05/15/14	5,040,000	3,782,369

	Diversified Financial Services Total		201,930,435

Insurance – 1.0%
Asurion Corp.	9.575% 07/02/15 (d)(f)	181,940	151,920
	9.595% 07/02/15 (d)(f)	133,060	111,105

Berkshire Hathaway Finance Corp.	4.850% 01/15/15	5,000,000	5,211,345

Crum & Forster Holdings Corp.	7.750% 05/01/17	555,000	525,862

Hartford Life Global Funding Trusts	2.970% 09/15/09 (d)	5,825,000	5,819,053

HUB International Holdings, Inc.	10.250% 06/15/15 (b)	250,000	182,500

ING Groep NV	5.775% 12/29/49 (d)	5,515,000	4,698,631

Liberty Mutual Group, Inc.	7.500% 08/15/36 (b)	6,805,000	6,446,445

Prudential Financial, Inc.	4.750% 06/13/15	3,210,000	3,108,577

USI Holdings Corp.	9.750% 05/15/15 (b)	280,000	202,300

	Insurance Total		26,457,738

Real Estate Investment Trusts (REITs) – 0.9%
Health Care Property Investors, Inc.	5.625% 05/01/17	3,765,000	3,033,299
	6.300% 09/15/16	5,000,000	4,279,090
	7.072% 06/08/15	2,530,000	2,423,107

Highwoods Properties, Inc.	5.850% 03/15/17	2,005,000	1,712,665

Hospitality Properties Trust	5.625% 03/15/17	6,740,000	5,405,231

Host Marriott LP	6.750% 06/01/16	730,000	682,550

Liberty Property LP	5.500% 12/15/16	5,075,000	4,486,041

Rouse Co. LP	6.750% 05/01/13 (b)	295,000	254,223

	Real Estate Investment Trusts (REITs) Total		22,276,206

Savings & Loans – 0.8%
Washington Mutual Bank	5.125% 01/15/15	6,495,000	4,855,012

Washington Mutual Preferred Funding	9.750% 10/29/49 (b)(d)	2,200,000	1,683,000

See Accompanying Notes to Financial Statements.

19

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Financials (continued)
Savings & Loans (continued)

Washington Mutual Preferred Funding Delaware	6.534% 03/29/49 (b)(d)	22,150,000	11,671,942

World Savings Bank	4.500% 06/15/09	1,485,000	1,503,848

	Savings & Loans Total		19,713,802

Financials Total			463,405,472

Industrial – 3.3%
Aerospace & Defense – 0.2%
DRS Technologies, Inc.	6.625% 02/01/16	360,000	351,900
	6.875% 11/01/13	565,000	553,700

L-3 Communications Corp.	6.375% 10/15/15	475,000	464,312

Raytheon Co.	5.500% 11/15/12	800,000	853,737
	7.200% 08/15/27	1,730,000	1,964,100

Systems 2001 Asset Trust	6.664% 09/15/13 (b)	1,724,115	1,816,786

	Aerospace & Defense Total		6,004,535

Air Transportation – 0.1%
Air 2 US	8.027% 10/01/19 (b)	2,747,200	2,499,952

	Air Transportation Total		2,499,952

Electrical Components & Equipment – 0.0%
Belden, Inc.	7.000% 03/15/17	530,000	511,450

General Cable Corp.	7.104% 04/01/15 (c)(d)	220,000	189,750
	7.125% 04/01/17 (c)	220,000	210,100

	Electrical Components & Equipment Total		911,300

Engineering & Construction – 0.0%
Esco Corp.	8.625% 12/15/13 (b)	235,000	227,950

	Engineering & Construction Total		227,950

Environmental Control – 0.1%
Aleris International, Inc.	10.000% 12/15/16	535,000	339,725
	PIK, 9.000% 12/15/14	315,000	229,950

Allied Waste North America, Inc.	7.125% 05/15/16	550,000	548,625
	7.875% 04/15/13	230,000	236,613

	Environmental Control Total		1,354,913

Hand/Machine Tools – 0.0%
Baldor Electric Co.	8.625% 02/15/17	315,000	311,850

	Hand/Machine Tools Total		311,850

See Accompanying Notes to Financial Statements.

20

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrial (continued)
Machinery – 1.3%
Caterpillar Financial Services Corp.	4.250% 02/08/13	8,735,000	8,723,749
	5.450% 04/15/18	20,000,000	20,346,240

John Deere Capital Corp.	4.950% 12/17/12	3,285,000	3,402,787

	Machinery Total		32,472,776

Machinery-Construction & Mining – 0.0%
Terex Corp.	8.000% 11/15/17	675,000	671,625

	Machinery-Construction & Mining Total		671,625

Machinery-Diversified – 0.0%
Columbus McKinnon Corp.	8.875% 11/01/13	370,000	382,950

Manitowoc Co., Inc.	7.125% 11/01/13	490,000	485,100

	Machinery-Diversified Total		868,050

Miscellaneous Manufacturing – 0.1%
American Railcar Industries, Inc.	7.500% 03/01/14	370,000	325,600

Bombardier, Inc.	6.300% 05/01/14 (b)	645,000	612,750

Koppers Holdings, Inc.	(e) 11/15/14
	(9.875% 11/15/09)	375,000	325,313

TriMas Corp.	9.875% 06/15/12	375,000	326,250

Trinity Industries, Inc.	6.500% 03/15/14	475,000	460,750

	Miscellaneous Manufacturing Total		2,050,663

Packaging & Containers – 0.1%
Berry Plastics Holding Corp.	10.250% 03/01/16	470,000	361,900

Crown Americas LLC & Crown Americas Capital Corp.	7.750% 11/15/15	695,000	714,112

Jefferson Smurfit Corp.	8.250% 10/01/12	615,000	554,269

Owens-Brockway Glass Container, Inc.	6.750% 12/01/14	590,000	587,050

Owens-Illinois, Inc.	7.500% 05/15/10	390,000	398,775

Solo Cup Co.	8.500% 02/15/14	335,000	283,075

	Packaging & Containers Total		2,899,181

Transportation – 1.4%
BNSF Funding Trust I	6.613% 12/15/55 (d)	4,401,000	3,997,705

Burlington Northern Santa Fe Corp.	6.200% 08/15/36	1,440,000	1,387,832
	7.125% 12/15/10	3,900,000	4,221,844
	7.950% 08/15/30	2,375,000	2,765,353

CHC Helicopter Corp.	7.375% 05/01/14	500,000	498,125

See Accompanying Notes to Financial Statements.

21

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Industrial (continued)
Transportation (continued)
Navios Maritime Holdings, Inc.	9.500% 12/15/14	395,000	393,519

Norfolk Southern Corp.	6.200% 04/15/09	10,000,000	10,292,360

PHI, Inc.	7.125% 04/15/13	420,000	385,350

QDI LLC	9.000% 11/15/10(b)	315,000	196,875

Ship Finance International Ltd.	8.500% 12/15/13	370,000	375,550

Stena AB	7.500% 11/01/13	615,000	606,544

TFM SA de CV	9.375% 05/01/12	475,000	490,437

Union Pacific Corp.	5.700% 08/15/18	4,875,000	4,846,783
	6.650% 01/15/11	4,595,000	4,854,107

	Transportation Total		35,312,384

Industrial Total			85,585,179

Technology – 0.4%
Computers – 0.0%
Sungard Data Systems, Inc.	9.125% 08/15/13	795,000	802,950

	Computers Total		802,950

Semiconductors – 0.1%
Amkor Technology, Inc.	9.250% 06/01/16	360,000	346,500

Freescale Semiconductor, Inc.	PIK, 9.125% 12/15/14	1,270,000	927,100

NXP BV/NXP Funding LLC	7.875% 10/15/14	455,000	416,325
	9.500% 10/15/15	380,000	312,550

	Semiconductors Total		2,002,475

Software – 0.3%
Oracle Corp./Ozark Holdings, Inc.	5.000% 01/15/11 (g)	7,210,000	7,396,393

	Software Total		7,396,393

Technology Total			10,201,818

Utilities – 4.1%
Electric – 3.7%
AES Corp.	7.750% 03/01/14	550,000	553,437
	8.000% 10/15/17	180,000	182,250

American Electric Power Co., Inc.	5.250% 06/01/15 (c)	7,973,000	7,888,167

CMS Energy Corp.	6.875% 12/15/15	480,000	476,969

See Accompanying Notes to Financial Statements.

22

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Electric (continued)
Commonwealth Edison Co.	5.900% 03/15/36	4,565,000	4,115,119
	5.950% 08/15/16	9,895,000	10,050,421
	6.150% 09/15/17	1,000,000	1,026,613
	6.950% 07/15/18	6,020,000	6,170,500

Duke Energy Carolinas LLC	4.200% 10/01/08	8,350,000	8,379,350

Dynegy Holdings, Inc.	7.125% 05/15/18	615,000	553,500

Edison Mission Energy	7.000% 05/15/17	705,000	701,475

Energy Future Holdings Corp.	10.875% 11/01/17 (b)	650,000	656,500

Exelon Generation Co. LLC	6.200% 10/01/17	2,120,000	2,100,545

FPL Energy American Wind LLC	6.639% 06/20/23 (b)	3,529,586	3,514,797

FPL Energy National Wind LLC	5.608% 03/10/24 (b)	670,240	680,609

Intergen NV	9.000% 06/30/17 (b)	905,000	945,725

MidAmerican Energy Holdings Co.	3.500% 05/15/08	5,310,000	5,308,922
	5.875% 10/01/12	5,500,000	5,811,949

NRG Energy, Inc.	7.375% 02/01/16	245,000	240,100
	7.375% 01/15/17	750,000	729,375

Oglethorpe Power Corp.	6.974% 06/30/11	1,297,000	1,368,594

Pacific Gas & Electric Co.	6.050% 03/01/34	5,625,000	5,514,373

Pepco Holdings, Inc.	3.701% 06/01/10 (d)	5,000,000	4,991,235

Progress Energy, Inc.	7.100% 03/01/11	5,196,000	5,593,089
	7.750% 03/01/31 (c)	4,840,000	5,676,052

Reliant Energy, Inc.	7.875% 06/15/17	345,000	343,275

Southern California Edison Co.	5.000% 01/15/16 (c)	4,500,000	4,548,816

Southern Power Co.	6.375% 11/15/36	1,385,000	1,317,254

Tenaska Alabama II Partners LP	6.125% 03/30/23 (b)	3,066,181	3,113,922

Texas Competitive Electric Holdings Co.,	PIK, 10.500% 11/01/16 (b)	1,445,000	1,416,100

	Electric Total		93,969,033

Gas – 0.4%
Atmos Energy Corp.	6.350% 06/15/17	4,065,000	4,155,373

Nakilat, Inc.	6.067% 12/31/33 (b)	3,300,000	2,998,743

Southern California Gas Co.	3.246% 12/01/09 (d)	3,390,000	3,346,232

	Gas Total		10,500,348

See Accompanying Notes to Financial Statements.

23

Columbia Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($) (a)	Value ($)
Utilities (continued)
Independent Power Producers – 0.0%
Mirant Americas Generation LLC	8.500% 10/01/21	195,000	176,963

Mirant North America LLC	7.375% 12/31/13	500,000	505,000

NSG Holdings LLC	7.750% 12/15/25 (b)	440,000	426,800

	Independent Power Producers Total		1,108,763

Utilities Total			105,578,144
	Total Corporate Fixed-Income Bonds & Notes (Cost of $1,101,308,362)		1,064,949,169

Mortgage-Backed Securities – 21.3%
Federal Home Loan Mortgage Corp.	5.000% 08/01/35	39,549,355	39,222,539
	6.000% 11/01/37	14,465,389	14,846,984
	6.044% 04/01/37 (d)	29,538,372	30,009,043
	6.170% 10/01/37 (d)	18,449,766	18,723,943
	12.000% 07/01/20	106,275	117,774
	TBA, 6.500% 04/01/38 (h)	40,000,000	41,487,520

Federal National Mortgage Association	5.000% 02/01/36	76,362,885	75,691,657
	5.500% 02/01/37	4,031,513	4,073,474
	6.000% 04/01/09	186,294	189,144
	6.000% 01/01/14	289,417	298,919
	6.000% 01/01/24	126,381	130,335
	6.000% 03/01/24	137,880	142,312
	6.000% 02/01/37	25,085,750	25,726,909
	6.000% 03/01/38 (h)	28,122,249	28,833,827
	6.006% 07/01/36 (d)	7,786,569	7,908,642
	6.016% 10/01/37 (d)	17,029,954	17,249,860
	6.123% 09/01/37 (d)	9,518,380	9,670,440
	6.500% 10/01/28	719,086	752,016
	6.500% 12/01/31	796,062	830,695
	6.500% 11/01/37	9,078,625	9,410,393
	TBA, 5.500% 04/01/38 (h)	150,500,000	151,910,938
	6.000% 04/01/38 (h)	51,500,000	52,755,313
	6.500% 04/01/38 (h)	15,924,000	16,491,293

Government National Mortgage Association	5.625% 07/20/25 (d)	66,571	67,091
	8.000% 05/15/08	104	105
	8.000% 06/15/08	3,310	3,362
	8.000% 07/15/08	337	342
	9.000% 06/15/16	2,469	2,695
	9.000% 08/15/16	2,488	2,716
	9.000% 10/15/16	4,551	4,968

	Total Mortgage-Backed Securities (Cost of $539,808,770)		546,555,249

See Accompanying Notes to Financial Statements.

24

Columbia Intermediate Bond Fund

March 31, 2008

		Par ($) (a)	Value ($)
Asset-Backed Securities – 15.9%
ACE Securities Corp.	2.729% 05/25/36 (d)	5,168,000	4,981,944

Bay View Auto Trust	5.310% 06/25/14	3,500,000	3,505,021

Capital Auto Receivables Asset Trust	5.300% 05/15/14	12,000,000	12,192,283
	5.310% 06/15/12	9,000,000	8,564,895
	5.500% 04/20/10 (b)	4,400,000	4,465,531

Capital One Auto Finance Trust	2.868% 12/15/11 (d)	34,433,179	34,132,863

Capital One Master Trust	3.018% 11/15/11 (d)	44,000,000	43,773,616

Carmax Auto Owner Trust	4.730% 09/17/12	2,900,000	2,849,735

Chase Credit Card Master Trust	2.928% 02/15/11 (d)	15,000,000	14,936,682

Cigna CBO Ltd.	6.460% 11/15/08 (b)(d)	1,429,349	1,336,218

Citibank Credit Card Issuance Trust	5.650% 09/20/19	8,000,000	8,005,080

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37 (d)	11,000,000	9,188,832
	6.080% 06/25/37 (d)	11,000,000	10,170,510

Citigroup Mortgage Loan Trust, Inc.	5.517% 08/25/35 (d)	3,775,000	3,492,087
	5.598% 03/25/36 (d)	2,850,000	2,827,376
	5.666% 08/25/35 (d)	2,330,000	1,748,223

Countrywide Asset-Backed Certificates	2.709% 06/25/21 (d)	2,595,761	2,261,058
	5.813% 05/25/37 (d)	8,500,000	6,187,377

Credit-Based Asset Servicing and Securitization	5.545% 11/25/35 (d)	2,950,000	2,832,350

Discover Card Master Trust I	2.838% 05/15/11 (d)	40,000,000	39,775,176

Ford Credit Auto Owner Trust	3.148% 06/15/10 (d)	7,000,000	6,973,842
	5.680% 06/15/12	5,422,000	5,163,108
	5.690% 11/15/12	6,000,000	5,938,468

Ford Credit Floorplan Master Owner Trust	2.968% 05/15/10 (d)	20,000,000	19,998,788

Fremont Home Loan Trust	2.709% 02/25/36 (d)	11,768,000	11,219,595

GE Capital Credit Card Master Note Trust	2.828% 06/15/11 (d)	18,200,000	18,199,088
	4.130% 06/15/13 (c)	12,400,000	12,541,142

GE Equipment Small Ticket LLC	4.620% 12/22/14 (b)	1,642,547	1,656,489
	5.120% 06/22/15 (b)	3,991,409	3,866,678

Green Tree Financial Corp.	6.870% 01/15/29	1,528,864	1,536,425

See Accompanying Notes to Financial Statements.

25

Columbia Intermediate Bond Fund

March 31, 2008

Asset-Backed Securities (continued)

		Par ($) (a)		Value ($)

Harley-Davidson Motorcycle Trust	5.540% 04/15/15		4,600,000	4,382,247

HFC Home Equity Loan Asset Backed Certificates	3.336% 11/20/36 (d)		11,944,841	11,854,242

JPMorgan Auto Receivables Trust	5.610% 12/15/14 (b)		4,905,247	4,872,424

JPMorgan Mortgage Acquisition Corp.	2.709% 06/25/37 (d)		10,200,000	9,321,132
	5.627% 10/25/35 (d)		5,000,000	4,925,955

Nomura Home Equity Loan, Inc.	2.718% 03/25/36 (d)		3,000,000	2,902,726

Origen Manufactured Housing	3.790% 12/15/17		1,029,794	1,017,022

Pinnacle Capital Asset Trust	5.770% 05/25/10 (b)		5,200,000	5,194,043

Renaissance Home Equity Loan Trust	2.669% 01/25/37 (d)		4,526,919	4,286,180
	5.355% 11/25/35 (d)		4,750,000	3,367,418
	5.565% 02/25/36 (d)		5,610,352	5,590,920

Residential Funding Mortgage Securities II, Inc.	5.110% 09/25/35		5,000,000	3,000,000

Santander Drive Auto Receivables Trust	3.368% 06/15/11 (d)		6,000,000	5,910,386

Small Business Administration Participation Certificates	4.570% 06/01/25		3,704,334	3,582,618
	5.390% 12/01/25		948,862	973,674
	5.570% 03/01/26		3,565,570	3,682,279
	5.780% 08/01/27		5,866,289	5,992,111

Superior Wholesale Inventory Financing Trust	2.998% 06/15/10 (d)		10,000,000	9,968,471

Wachovia Auto Loan Owner Trust	5.650% 02/20/13		8,000,000	7,755,726

WFS Financial Owner Trust	4.760% 05/17/13		4,000,000	3,854,968

	Total Asset-Backed Securities (Cost of $420,729,684)			406,755,022

Government & Agency Obligations – 15.1%
Foreign Government Obligations – 2.2%
European Investment Bank	0.751% 09/21/11 (d)	JPY	1,500,000,000	15,046,107

Export Development Canada	0.880% 09/22/08	JPY	2,905,000,000	29,154,916

Inter-American Development Bank	1.900% 07/08/09	JPY	1,160,000,000	11,797,251
Foreign Government Obligations Total				55,998,274

See Accompanying Notes to Financial Statements.

26

Columbia Intermediate Bond Fund

March 31, 2008

Government & Agency Obligations (continued)

		Par ($) (a)	Value ($)
U.S. Government Agency – 0.2%
Federal Home Loan Mortgage Corp.	5.750% 06/27/16	5,250,000	5,780,056
U.S. Government Agency Total			5,780,056

U.S. Government Obligations – 12.7%
U.S. Treasury Bonds	6.250% 08/15/23 (c)	940,000	1,157,007

U.S. Treasury Notes	2.750% 02/28/13 (c)(g)	189,065,000	191,664,644
	3.500% 02/15/18 (c)	87,040,000	87,543,178
	4.375% 12/15/10 (c)(i)	9,795,000	10,487,536
	4.500% 05/15/10 (c)	1,935,000	2,053,217
	4.500% 11/15/10 (c)	2,365,000	2,536,094

U.S. Treasury Strip Principal	(j) 05/15/18 (c)	46,000,000	30,929,756
U.S. Government Obligations Total			326,371,432
	Total Government & Agency Obligations (Cost of $382,815,342)		388,149,762

Commercial Mortgage-Backed Securities – 6.4%
Bear Stearns Commercial Mortgage Securities	5.422% 09/11/42	9,728,005	9,593,538
	5.835% 09/11/42 (d)	5,122,000	4,658,082
	4.750% 02/13/46 (d)	12,000,000	11,724,370

Diversified REIT Trust	6.780% 03/18/11 (b)(d)	5,000,000	4,983,595

First Union National Bank Commercial Mortgage Trust	5.585% 02/12/34	2,403,915	2,414,382
	6.141% 02/12/34	8,000,000	8,151,349

GE Capital Commercial Mortgage Corp.	5.189% 07/10/39 (d)	14,000,000	14,088,737

GS Mortgage Securities Corp. II	5.799% 08/10/45 (d)	8,000,000	7,987,260

JPMorgan Chase Commercial Mortgage Securities Corp.	5.814% 06/12/43 (d)	10,000,000	10,093,339

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	4,973,438	5,099,641

Morgan Stanley Capital I	5.328% 11/12/41	19,175,000	18,693,169

Structured Asset Securities Corp.	I.O., 2.157% 02/25/28 (d)	3,714,178	18,912

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	11,930,000	11,228,602
	5.466% 01/15/45 (d)	10,000,000	9,181,893
	5.678% 05/15/46	20,000,000	19,682,186
	5.742% 05/15/43 (d)	5,190,000	5,240,190
	5.742% 05/15/43 (d)	20,000,000	20,175,034

	Total Commercial Mortgage-Backed Securities (Cost of $163,642,369)		163,014,279

See Accompanying Notes to Financial Statements.

27

Columbia Intermediate Bond Fund

March 31, 2008

Collateralized Mortgage Obligations – 5.3%

		Par ($) (a)	Value ($)
Agency – 1.0%
Federal Home Loan Mortgage Corp.	4.000% 03/15/19	7,075,000	6,818,344
	5.000% 03/15/28	15,000,000	15,372,480

Federal National Mortgage Association	9.250% 03/25/18	94,388	103,860

Government National Mortgage Association	4.954% 05/16/31	4,300,000	4,283,396
Agency Total			26,578,080

Non-Agency – 4.3%
American Home Mortgage Investment Trust	2.709% 06/25/36 (d)	4,633,562	4,468,481

American Mortgage Trust	8.445% 09/27/22	10,667	6,466

Citicorp Mortgage Securities, Inc.	6.000% 07/25/37	18,390,204	17,977,125

Citigroup Mortgage Loan Trust, Inc.	5.784% 11/25/36 (d)	15,758,963	12,119,306

Countrywide Alternative Loan Trust	5.500% 09/25/35	6,453,019	4,378,508

GMAC Mortgage Corp. Loan Trust	5.636% 04/19/36 (d)	3,384,801	3,170,735

GSMPS Mortgage Loan Trust	7.750% 09/19/27 (b)(d)	790,297	877,423

JPMorgan Mortgage Trust	4.982% 10/25/35 (d)	5,423,000	5,095,712
	5.404% 11/25/35 (d)	14,382,937	12,952,447
	5.740% 05/25/36 (d)	10,276,910	9,618,319

Nomura Asset Acceptance Corp.	2.699% 08/25/36 (d)	7,272,800	6,893,580
	5.515% 01/25/36 (d)	8,060,000	7,502,068
	6.138% 03/25/47	9,500,000	8,970,388

Residential Funding Mortgage Securities I	5.773% 07/27/37 (d)	7,527,438	6,928,727

Wells Fargo Mortgage Backed Securities Trust	6.307% 10/25/37 (d)	9,427,524	9,583,478
Non-Agency Total			110,542,763
	Total Collateralized Mortgage Obligations (Cost of $146,816,632)		137,120,843
Municipal Bonds – 0.8%
New York – 0.8%
NY New York City Municipal Water Finance Authority	Series 2005 A,
	5.000% 06/15/39	9,500,000	9,403,005
	Series 2005 D, 5.000% 06/15/38	9,850,000	9,758,296
New York Total			19,161,301

See Accompanying Notes to Financial Statements.

28

Columbia Intermediate Bond Fund

March 31, 2008

Municipal Bonds (continued)

		Par ($) (a)	Value ($)
Virginia – 0.0%
VA Tobacco Settlement Financing Corp.	Series 2007 A1,
	6.706% 06/01/46	550,000	498,955
Virginia Total			498,955
	Total Municipal Bonds (Cost of $20,326,308)		19,660,256
Common Stock – 0.0%		Shares
Industrial – 0.0%
Airlines – 0.0%
	UAL Corp.	1,493	32,144

	Airlines Total		32,144

Industrial Total			32,144
	Total Common Stocks (Cost of $53,240)		32,144

Securities Lending Collateral – 10.0%
	State Street Navigator Securities Lending Prime Portfolio (7 day yield of 3.131%) (k)	255,264,215	255,264,215

	Total Securities Lending Collateral (Cost of $255,264,215)		255,264,215
		Par ($) (a)
Short-Term Obligation – 3.9%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 2.150%, collateralized by a U.S. Government Agency Obligation maturing 10/18/21, market value $101,446,013 (repurchase proceeds $99,460,940)	99,455,000	99,455,000

	Total Short-Term Obligation (Cost of $99,455,000)		99,455,000

	Total Investments – 120.3% (Cost of $3,130,219,922) (l)		3,080,955,939

	Other Assets & Liabilities, Net – (20.3)%		(519,020,384)

	Net Assets – 100.0%		2,561,935,555

See Accompanying Notes to Financial Statements.

29

Columbia Intermediate Bond Fund

March 31, 2008

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which did not include any illiquid securities except the following, amounted to $154,336,183, which represents 6.0% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Hayes Lemmerz Finance Luxembourg SA, 8.250% 06/15/15	05/30/07	$440,000	$596,169	$503,621
Local TV Finance LLC, 9.250% 06/15/15	05/07/07	300,000	302,019	240,375
Cigna CBO Ltd., 6.460% 11/15/08	11/15/04	1,429, 349	1,446,993	1,336,218
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298% 09/30/20	01/07/08	3,400,000	3,247,748	3,324,758
Systems 2001 Asset Trust, 6.664% 09/15/13	10/17/02	1,724,115	1,724,115	1,816,786
Steinway Musical Instruments, Inc. 7.000% 03/01/14	02/23/06	500,000	496,529	427,500
ACE Cash Express, Inc.	02/11/06	280,000	286,751	228,200
QDI LLC 9.000% 11/15/10	11/29/06	315,000	310,196	196,875
Orascom Telecom Finance SCA 7.875% 2/08/14	02/01/07	280,000	280,000	259,700
Seminole Indian Tribe of Florida	09/26/07	190,000	190,000	564,135

				$8,898,168

(c)	All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $251,468,172.

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(e)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)	Loan participation agreement.

(g)	A portion of this security is pledged as collateral for credit default swaps.

(h)	Security purchased on a delayed delivery basis.

(i)	The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2008, the total market value of securities pledged amounted to $2,093,224.

(j)	Zero coupon bond.

(k)	Investment made with cash collateral received from securities lending activity.

(l)	Cost for federal income tax purposes is $3,134,000,685.

At March 31, 2008, the Fund has entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Buy/Sale Protection	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Ford Motor Co., 7.450% 07/16/31	Sell	3.000%	06/20/09	$750,000	$(57,156)
Credit Suisse	Washington Mutual, Inc. 5.250% 09/15/17	Buy	(4.050%)	03/13/13	9,080,000	296,047
Barclays	SLM Corp. 5.125% 08/27/12	Sell	4.750%	03/20/09	5,900,000	(240,336)
Barclays	Washington Mutual, Inc. 5.250% 09/15/ 17	Sell	3.100%	03/20/13	4,400,000	(298,456)
Morgan Stanley	Limited Brands, Inc. 6.125% 12/01/12	Buy	(1.970%)	12/20/12	5,000,000	334,953
Merrill Lynch	CIT Group 7.750% 04/02/12	Sell	2.550%	12/20/08	10,000,000	(926,745)
RBS	Toll Brothers, Inc. 6.875% 11/15/12	Sell	2.300%	12/20/08	10,000,000	(87,160)

						$(978,853)

At March 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$995,188	$1,019,157	04/25/08	$(23,969)
JPY	20,031,561	19,890,389	04/21/08	141,172

				$117,203

See Accompanying Notes to Financial Statements.

30

Columbia Intermediate Bond Fund

March 31, 2008

At March 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Notes	1,575	$179,919,141	$177,630,224	Jun-2008	$2,288,917
2-Year U.S. Treasury Notes	1,720	369,208,750	369,575,439	Jun-2008	(366,689)

					$1,922,228

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	1,760	$209,357,500	$204,594,961	Jun-2008	$(4,762,539)
U.S. Treasury Bonds	810	96,225,469	94,995,493	Jun-2008	(1,229,976)

					$(5,992,515)

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	41.6
Mortgage-Backed Securities	21.3
Asset-Backed Securities	15.9
Government & Agency Obligations	15.1
Commercial Mortgage-Backed Securities	6.4
Collateralized Mortgage Obligations	5.3
Municipal Bonds	0.8
Common Stock	0.0	*

	106.4
Securities Lending Collateral	10.0
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	(20.3)

	100.0

* Represents less than 0.1%

Acronym	Name
EUR	Euro
I.O.	Interest Only
JPY	Japanese Yen
PIK	Payment-In-Kind
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

31

Statement of Assets and Liabilities – Columbia Intermediate Bond Fund

March 31, 2008

		($)
Assets	Investments, at cost	3,130,219,922

	Investments, at value (includes securities on loan of $251,468,172)	3,080,955,939
	Cash collateral for swap contracts	591,725
	Unrealized appreciation on forward foreign currency contracts	141,172
	Unrealized appreciation on credit default swaps	631,000
	Receivable for:
	Investments sold	100,265,554
	Investments sold on a delayed delivery basis	28,819,339
	Fund shares sold	3,517,369
	Interest	22,630,609
	Foreign tax reclaims	9,418
	Securities lending	554,797
	Trustees’ deferred compensation plan	78,764
	Other assets	532,832

	Total Assets	3,238,728,518

Liabilities	Payable due to custodian bank	37,198
	Collateral on securities loaned	255,264,215
	Unrealized depreciation on credit default swap contracts	1,609,853
	Unrealized depreciation on forward foreign currency contracts	23,969
	Payable for:
	Investments purchased	85,565,824
	Investments purchased on a delayed delivery basis	315,767,704
	Fund shares repurchased	11,312,426
	Futures variation margin	97,892
	Distributions	4,858,233
	Investment advisory fee	682,424
	Administration fee	322,433
	Transfer agent fee	735,249
	Pricing and bookkeeping fees	19,915
	Trustees’ fees	959
	Custody fee	4,121
	Distribution and service fees	120,316
	Chief compliance officer expenses	344
	Trustees’ deferred compensation plan	78,764
	Deferred dollar roll fee income	159,925
	Other liabilities	131,199

	Total Liabilities	676,792,963

	Net Assets	2,561,935,555

Net Assets Consist of	Paid-in capital	2,616,059,437
	Undistributed net investment income	962,983
	Accumulated net realized loss	(902,942)
	Net unrealized appreciation (depreciation) on:
	Investments	(49,263,983)
	Foreign currency translations	129,200
	Swap contracts	(978,853)
	Futures contracts	(4,070,287)

	Net Assets	2,561,935,555

See Accompanying Notes to Financial Statements.

32

Statement of Assets and Liabilities (continued) – Columbia Intermediate Bond Fund

Class A	Net assets	$207,215,273
	Shares outstanding	23,801,522
	Net asset value per share	$8.71	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share	$9.00	(b)

Class B
	Net assets	$56,086,975
	Shares outstanding	6,442,373
	Net asset value and offering price per share	$8.71	(a)

Class C
	Net assets	$37,163,718
	Shares outstanding	4,268,811
	Net asset value and offering price per share	$8.71	(a)

Class R
	Net assets	$1,606,297
	Shares outstanding	184,504
	Net asset value, offering and redemption price per share	$8.71

Class Z
	Net assets	$2,259,863,292
	Shares outstanding	259,576,795
	Net asset value, offering and redemption price per share	$8.71

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

33

Statement of Operations – Columbia Intermediate Bond Fund

For the Year Ended March 31, 2008

		($)
Investment Income	Interest	133,383,990
	Dividends	3,210
	Dollar roll fee income	2,246,988
	Securities lending	3,443,425

	Total Investment Income	139,077,613

Expenses	Investment advisory fee	7,648,763
	Administration fee	3,620,050
	Distribution fee:
	Class A	207,948
	Class B	443,721
	Class C	268,932
	Class R	4,116
	Service fee:
	Class A	519,877
	Class B	147,907
	Class C	89,623
	Transfer agent fee	2,983,237
	Pricing and bookkeeping fees	200,226
	Trustees’ fees	125,975
	Custody fee	130,294
	Chief compliance officer expenses	1,369
	Other expenses	574,244

	Total Expenses	16,966,282
	Fees waived by Distributor:
	Class A	(207,948)
	Class C	(53,836)
	Expense reductions	(88,440)

	Net Expenses	16,616,058

	Net Investment Income	122,461,555

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Swap Contracts	Net realized gain (loss) on:

	Investments	14,810,064
	Foreign currency transactions	(201,669)
	Futures contracts	7,801,515
	Swap contracts	1,342,755

	Net realized gain	23,752,665

	Net change in unrealized appreciation (depreciation) on:
	Investments	(52,952,351)
	Foreign currency translations	132,143
	Futures contracts	(4,681,436)
	Swap contracts	(978,853)

	Net change in unrealized depreciation	(58,480,497)

	Net Loss	(34,727,832)

	Net Increase Resulting from Operations	87,733,723

See Accompanying Notes to Financial Statements.

34

Statement of Changes in Net Assets – Columbia Intermediate Bond Fund

Increase (Decrease) in Net Assets		Year Ended March 31, 2008 ($)	Year Ended March 31, 2007 ($)
Operations	Net investment income	122,461,555	96,863,301
	Net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	23,752,665	2,145,533
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and swap contracts	(58,480,497)	23,750,200

	Net Increase Resulting from Operations	87,733,723	122,759,034

Distributions to Shareholders	From net investment income:
	Class A	(10,248,129)	(9,848,383)
	Class B	(2,477,719)	(2,809,349)
	Class C	(1,551,311)	(1,570,733)
	Class R	(38,402)	(551)
	Class Z	(109,228,776)	(84,128,806)

	Total Distributions to Shareholders	(123,544,337)	(98,357,822)

	Net Capital Share Transactions	397,683,596	482,982,554

	Total Increase in Net Assets	361,872,982	507,383,766

Net Assets	Beginning of period	2,200,062,573	1,692,678,807
	End of period	2,561,935,555	2,200,062,573
	Undistributed (overdistributed) net investment income at end of period	962,983	(663,197)

See Accompanying Notes to Financial Statements.

35

Statement of Changes in Net Assets (continued) – Columbia Intermediate Bond Fund

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A:
Subscriptions	8,143,527	71,253,112	7,826,404	68,666,209
Distributions reinvested	1,074,959	9,416,750	1,042,188	9,150,244
Redemptions	(8,730,434)	(76,416,628)	(8,377,201)	(73,489,796)

Net Increase	488,052	4,253,234	491,391	4,326,657

Class B:
Subscriptions	892,657	7,824,124	571,522	5,022,878
Distributions reinvested	213,564	1,870,860	238,270	2,091,091
Redemptions	(1,858,381)	(16,263,983)	(2,123,906)	(18,588,850)

Net Decrease	(752,160)	(6,568,999)	(1,314,114)	(11,474,881)

Class C:
Subscriptions	1,592,648	13,951,796	974,976	8,579,992
Distributions reinvested	120,083	1,052,004	119,300	1,047,095
Redemptions	(1,453,994)	(12,724,736)	(1,621,832)	(14,208,518)

Net Increase (Decrease)	258,737	2,279,064	(527,556)	(4,581,431)

Class R:
Subscriptions	193,694	1,694,684	3,515	31,140
Distributions reinvested	2,515	22,032	63	549
Redemptions	(16,414)	(143,297)	(2)	(16)

Net Increase	179,795	1,573,419	3,576	31,673

Class Z:
Subscriptions	91,154,234	797,818,906	87,356,084	766,380,243
Distributions reinvested	6,095,203	53,398,979	5,040,148	44,272,411
Redemptions	(51,960,178)	(455,071,007)	(35,995,798)	(315,972,118)

Net Increase	45,289,259	396,146,878	56,400,434	494,680,536

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
Class A Shares	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (d)	0.43	0.42		0.39	0.39	0.30		0.45
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.13)	0.11		(0.20)	(0.25)	0.11		0.48

Total from Investment Operations	0.30	0.53		0.19	0.14	0.41		0.93

Less Distributions to Shareholders:
From net investment income	(0.43)	(0.43)		(0.41)	(0.42)	(0.32)		(0.48)
From net realized gains	—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.43)	(0.43)		(0.41)	(0.45)	(0.32)		(0.48)

Net Asset Value, End of Period	$8.71	$$8.84		$8.74	$8.96	$9.27		$9.18
Total return (e)(f)	3.48%	6.21	%(g)	2.12%	1.55%	4.59	%(h)	11.03%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.88%	0.87%		0.89%	0.94%	0.99	%(j)	1.05%
Interest expense	—	—		—	—	—		—	%(k)
Net expenses (i)	0.88%	0.87%		0.89%	0.94%	0.99	%(j)	1.05%
Waiver/Reimbursement	0.10%	0.10%		0.10%	0.10%	0.10	%(j)	0.10%
Net investment income (i)	4.88%	4.83%		4.36%	4.31%	4.31	%(j)	5.13%
Portfolio turnover rate	266%	150%		126%	40%	96	%(h)	114%
Net assets, end of period (000’s)	$207,215	$206,147		$199,376	$168,213	$146,709		$92,993

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
Class B Shares	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (d)	0.36	0.36		0.32	0.32	0.25		0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.12)	0.10		(0.20)	(0.25)	0.11		0.47

Total from Investment Operations	0.24	0.46		0.12	0.07	0.36		0.86

Less Distributions to Shareholders:
From net investment income	(0.37)	(0.36)		(0.34)	(0.35)	(0.27)		(0.41)
From net realized gains	—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.37)	(0.36)		(0.34)	(0.38)	(0.27)		(0.41)

Net Asset Value, End of Period	$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (e)	2.72%	5.42	%(f)	1.36%	0.80%	4.00	%(g)	10.21%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.63%	1.62%		1.64%	1.69%	1.74	%(i)	1.80%
Interest expense	—	—		—	—	—		—	%(j)
Net expenses (h)	1.63%	1.62%		1.64%	1.69%	1.74	%(i)	1.80%
Net investment income (h)	4.14%	4.08%		3.61%	3.56%	3.58	%(i)	4.38%
Portfolio turnover rate	266%	150%		126%	40%	96	%(g)	114%
Net assets, end of period (000’s)	$56,087	$63,617		$74,332	$89,564	$104,700		$103,880

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)
Class C Shares	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (d)	0.37	0.37		0.34	0.34	0.26		0.40
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.12)	0.11		(0.20)	(0.26)	0.11		0.48

Total from Investment Operations	0.25	0.48		0.14	0.08	0.37		0.88

Less Distributions to Shareholders:
From net investment income	(0.38)	(0.38)		(0.36)	(0.36)	(0.28)		(0.43)
From net realized gains	—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.38)	(0.38)		(0.36)	(0.39)	(0.28)		(0.43)

Net Asset Value, End of Period	$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (e)(f)	2.87%	5.58	%(g)	1.51%	0.95%	4.12	%(h)	10.37%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.48%	1.47%		1.49%	1.54%	1.59	%(j)	1.65%
Interest expense	—	—		—	—	—		—	%(k)
Net expenses (i)	1.48%	1.47%		1.49%	1.54%	1.59	%(j)	1.65%
Waiver/Reimbursement	0.15%	0.15%		0.15%	0.15%	0.15	%(j)	0.15%
Net investment income (i)	4.28%	4.23%		3.76%	3.71%	3.72	%(j)	4.50%
Portfolio turnover rate	266%	150%		126%	40%	96	%(h)	114%
Net assets, end of period (000’s)	$37,164	$35,458		$39,641	$46,693	$59,009		$51,676

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class R Shares	2008	2007
Net Asset Value, Beginning of Period	$8.84	$8.74		$8.91

Income from Investment Operations:
Net investment income (b)	0.40	0.39		0.06
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.12)	0.12		(0.15)

Total from Investment Operations	0.28	0.51		(0.09)

Less Distributions to Shareholders:
From net investment income	(0.41)	(0.41)		(0.08)

Net Asset Value, End of Period	$8.71	$8.84		$8.74
Total return (c)	3.24%	5.94	%(d)	(1.06	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.13%	1.12%		1.30	%(g)
Net investment income (f)	4.60%	4.45%		3.25	%(g)
Portfolio turnover rate	266%	150%		126	%(e)
Net assets, end of period (000’s)	$1,606	$42		$10

(a)	Class R shares were initially offered on January 23, 2006.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31, 2004 (a)(b)		Year Ended June 30, 2003 (c)(d)
Class Z Shares	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.84	$8.74		$8.96	$9.27	$9.18		$8.73

Income from Investment Operations:
Net investment income (e)	0.45	0.45		0.41	0.41	0.31		0.49
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.13)	0.10		(0.20)	(0.25)	0.12		0.46

Total from Investment Operations	0.32	0.55		0.21	0.16	0.43		0.95

Less Distributions to Shareholders:
From net investment income	(0.45)	(0.45)		(0.43)	(0.44)	(0.34)		(0.50)
From net realized gains	—	—		—	(0.03)	—		—

Total Distributions to Shareholders	(0.45)	(0.45)		(0.43)	(0.47)	(0.34)		(0.50)

Net Asset Value, End of Period	$8.71	$8.84		$8.74	$8.96	$9.27		$9.18
Total return (f)	3.74%	6.48	% (g)	2.37%	1.80%	4.78	%(h)	11.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.63%	0.62%		0.64%	0.69%	0.74	%(j)	0.80%
Interest expense	—	—		—	—	—		—	%(k)
Net expenses (i)	0.63%	0.62%		0.64%	0.69%	0.74	%(j)	0.80%
Net investment income (i)	5.13%	5.08%		4.63%	4.56%	4.58	%(j)	5.51%
Portfolio turnover rate	266%	150%		126%	40%	96	%(h)	114%
Net assets, end of period (000’s)	$2,259,863	$1,894,798		$1,379,320	$877,193	$793,477		$717,923

(a)	On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to March 31.

(c)	Effective July 29, 2002, the Stein Roe Intermediate Bond Fund’s Class S shares were renamed Liberty Intermediate Bond Fund Class Z shares.

(d)	Per share data and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(e)	Per share data was calculated using the average shares outstanding during the period.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

41

Notes to Financial Statements – Columbia Intermediate Bond Fund

March 31, 2008

Note 1. Organization

Columbia Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Credit default swaps are marked to market daily based upon quotations from market makers.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the

42

Columbia Intermediate Bond Fund

March 31, 2008

New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Short Sales

The Fund may sell securities or commodity futures contracts they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security or futures contract short, it must borrow the security or futures contract sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security or futures contract short, or a loss, limited in size, will be recognized upon termination of a short sale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ( “SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which it could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin

43

Columbia Intermediate Bond Fund

March 31, 2008

receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

Credit default swaps are marked to market daily based upon quotations from market makers and any change is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the contract period are recorded as liabilities or assets, respectively, on the Fund’s Statement of Assets and Liabilities. These upfront payments are amortized and are recorded as realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gain or loss on the Statement of Operations.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, that the counterparty to an agreement will default on its obligation to perform, or that there may be an unfavorable change in interest rates.

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Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

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Columbia Intermediate Bond Fund

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Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for market discount accretion/premium amortization on debt securities and market discount reclassification adjustments, were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,708,962	$(2,708,962)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from
Ordinary Income*	$123,544,337	$98,357,822

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized (Depreciation)*
$12,486,999	$—	$(53,044,746)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to [disclose applicable differences: deferral of losses from wash sales, market discount/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$32,055,198
Unrealized depreciation	(85,099,944)

Net unrealized depreciation	$(53,044,746)

During the year ended March 31, 2008, Columbia Intermediate Bond Fund had utilized capital loss carryforwards of $18,227,498.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, post-October capital losses of $6,970,550 attributed to security transactions were deferred to April 1, 2008.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) on September 28, 2007. FIN 48 requires

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Columbia Intermediate Bond Fund

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management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2008, the Fund’s effective investment advisory fee rate was 0.32% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $10,791.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent

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Columbia Intermediate Bond Fund

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is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $4,617.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $15,387 on sales of the Fund’s Class A shares and net CDSC fees of $2,125, $126,025 and $3,509 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class A shares of the Fund so that the combined fee will not exceed 0.25% annually of Class A average daily net assets. The Distributor has also voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees not exceed 0.85% annually of Class C average daily net assets. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $83,823 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $6,479,918,045 and $5,809,458,784,

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Columbia Intermediate Bond Fund

March 31, 2008

respectively, of which $4,143,463,093 and $3,924,303,673, respectively, were U.S. Government securities.

Note 7. Shares of Beneficial Interest

As of March 31, 2008, the Fund had one shareholder that held 45.2% of the Fund’s shares outstanding, which were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of March 31, 2008, the Fund also had two shareholders that held 18.4% of the Fund’s shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50% . In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2008, the Portfolios did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have a greater exposure to economic and market events affecting such sector than if it were broadly invested across multiple sectors.

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Columbia Intermediate Bond Fund

March 31, 2008

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above,

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Columbia Intermediate Bond Fund

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including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

51

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

52

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds).

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips(integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

53

Fund Governance (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August, 2007; University Professor, Boston

College from November, 2005 to August, 2007; Academic Vice President and Dean of

Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty

All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 2007)

Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the

National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts) Oversees 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 80, None

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Fund Governance (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since

September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM

Corporation (computer and technology) from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–U.S. Marketing & Service (from 1988 to 1991) and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology).

Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and

Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee

Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[3]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued)

Officers

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Fund Governance (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)

Director of Fund Administration since June, 2007; Vice President, Mutual Fund

Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund

Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

58

overall conclusions regarding each of the Agreements that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Intermediate Bond Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, and in the first quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Intermediate Bond Fund’s total expenses were in the third quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.3 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.4 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless	otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

62

measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

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3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

64

cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

65

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

*    *    *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report – Columbia Intermediate Bond Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia funds before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

69

Columbia Intermediate Bond Fund

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152740-0308 (05/08) 08/56128

Annual Report

March 31, 2008

Columbia U.S. Treasury

Index Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio manager discusses the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Manager’s Report on the following pages. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as your investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia U.S. Treasury Index Fund

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate —the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second and third quarters of 2007. However, bond prices rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries — and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

Past performance is no guarantee of future results.

[1]	On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.
[2]	The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturity of at least one year.

Summary

For the 12-month period that ended March 31, 2008

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

7.67%	-3.24%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets in developed countries outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

-5.08%	-2.70%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Economic Update (continued) – Columbia U.S. Treasury Index Fund

Stocks retreated as economic storm clouds gathered

Against a shifting economic backdrop, a crisis in the mortgage and credit markets and rising commodity prices, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.4

[3]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

[4]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Fund Profile – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+11.77% Class A shares
(without sales charge)

+12.24% Citigroup Bond U.S. Treasury Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 12/31/07.

Summary

■	For the 12-month period that ended March 31, 2008, the fund’s class A shares returned 11.77% without sales charge.

■	The fund modestly trailed its benchmark, the Citigroup Bond U.S. Treasury Index[1], which returned 12.24% over the same period.

■	Treasury securities were the single best-performing sector in the fixed-income markets during the period.

Portfolio Management

Jonathan P. Carlson has managed the fund since March 2008 and has been with the advisor since 2007.

[1]

The Citigroup Bond U.S. Treasury Index is an index composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

Performance Information – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.66
Class B	1.41
Class C	1.41
Class Z	0.41

Annual operating expense ratio after contractual waivers (%)*

Class A	0.55
Class B	1.30
Class C	1.30
Class Z	0.30

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Citigroup Bond U.S. Treasury Index is an index composed of all US Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	17,436	16,613
Class B	16,756	16,756
Class C	16,887	16,887
Class Z	17,660	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Inception	11/25/02		11/25/02		11/25/02		06/04/91
Sales charge	without	with	without	with	without	with	without
1-year	11.77	6.41	10.95	5.95	11.09	10.09	12.04
5-year	4.25	3.24	3.47	3.12	3.62	3.62	4.48
10-year	5.72	5.21	5.30	5.30	5.38	5.38	5.85

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Trust shares of the Galaxy II U.S. Treasury Index Fund (the “Galaxy Fund”) for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Trust shares of the Galaxy Fund were initially offered on June 4, 1991.

4

Understanding Your Expenses – Columbia U. S. Treasury Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,084.20	1,022.25	2.87	2.78	0.55
Class B	1,000.00	1,000.00	1,080.20	1,018.50	6.76	6.56	1.30
Class C	1,000.00	1,000.00	1,080.90	1,019.25	5.98	5.81	1.15
Class Z	1,000.00	1,000.00	1,085.60	1,023.50	1.56	1.52	0.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	11.27
Class B	11.27
Class C	11.27
Class Z	11.27

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.47
Class B	0.39
Class C	0.40
Class Z	0.49

For the 12-month period that ended March 31, 2008, Columbia U.S. Treasury Index Fund Class A shares returned 11.77% without sales charge. The fund’s Class Z shares returned 12.04%. The fund’s benchmark, the Citigroup Bond U.S. Treasury Index, posted a total return of 12.24% over the same period. 1 Fees generally accounted for the difference between the fund’s return and that of the index. The fund incurs expenses while the index does not. The fund’s return was slightly lower than the average return of its peer group, the Lipper General U.S. Treasury Funds Classification, which was 11.83%.2

A favorable environment for Treasuries

The macroeconomic environment of the past twelve months was extremely favorable to Treasury securities, as prices rose and yields declined across the entire maturity spectrum. Economic growth slowed enough to ease inflation fears — at least for now —

setting the stage for a decline in long-term bond yields from 4.83% at the beginning of the period to 4.29% by the end of the period. The drop in yields was even greater among shorter maturities. Between September 2007 and the end of the period, the Federal Reserve Board (the Fed) lowered the target federal funds rate from 5.25% to 2.25% in an effort to stimulate the economy and provide liquidity across all sectors of the fixed-income markets.3 By the end of the period, two-year Treasury issues yielded just 1.58%, down three percentage points from the 4.58% yields that prevailed at the beginning of the period.

The urgency and extent of the Fed’s campaign to cut short-term borrowing rates was in response to unprecedented difficulties in the markets for mortgage-backed and other asset-backed securities. The first warning signs came early in 2007 as delinquencies spiked in the subprime mortgage sector. By fall 2007, the market for a wide range of securitized assets was under siege. The Fed’s efforts to restore liquidity to the capital markets were successful, but the net result was a flight to quality in which investors avoided riskier asset classes and moved toward the safety and stability of the Treasury sector. Even though most Treasury securities yielded less than 5% at the beginning of the period, price appreciation throughout the index led to double-digit total returns for the year.

[1]

The Citigroup Bond U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]	On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.

6

Portfolio Manager’s Report (continued) – Columbia U.S. Treasury Index Fund

Maturity breakdown

as of 03/31/08 (%)
0–1 year	1.3
1–2 years	21.6
2–3 years	11.3
3–4 years	7.2
4–5 years	16.2
5–7 years	7.2
7–10 years	17.7
10–15 years	6.7
15–20 years	4.2
20–25 years	3.7
25 years and over	2.9

Asset allocation
as of 03/31/08 (%)
Government Issues	99.1
Cash and equivalents	0.9

Maturity breakdown and asset allocation are calculated as a percentage of total investments, excluding securities lending collateral. The fund is actively managed and the composition of its portfolio will change over time.

A shift in yield structure

During this eventful 12-month period, yields along the maturity spectrum have shifted substantially. At the beginning of the period, there was little difference between short-and long-term yields. However, by the end of the period, 30-year Treasury bonds offered a substantial yield advantage over short-term securities. The shift in yields reflects investor expectations that new debt issuance should increase in the year ahead, a function of slowing economic growth, the existing budget deficit and the ongoing cost of the war in Iraq. In theory, today’s yield structure gives the U.S. Treasury an incentive to issue its new debt at shorter maturities. However the contours of the Treasury market are susceptible to change, and we will continue to adjust the fund’s holdings to represent the index as closely as possible.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

The fund is subject to indexing risk. Your investment in the fund will typically decline in value when the performance of its index declines. Since the fund is designed to track its index before fees and expenses, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the fund’s performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the U.S. government or any agency.

7

Investment Portfolio – Columbia U.S. Treasury Index Fund

March 31, 2008

Government & Agency Obligations – 98.8%

		Par ($)	Value ($)
U.S. Treasury Bonds – 22.8%
	4.500% 02/15/36(a)	6,110,000	6,311,917
	5.000% 05/15/37(a)	2,380,000	2,662,439
	5.250% 02/15/29	3,540,000	3,989,966
	5.375% 02/15/31(a)	3,625,000	4,192,537
	5.500% 08/15/28(a)	2,940,000	3,408,563
	6.000% 02/15/26(a)	695,000	841,819
	6.125% 11/15/27(a)	7,060,000	8,764,326
	6.875% 08/15/25	2,600,000	3,428,750
	7.250% 08/15/22(a)	4,160,000	5,559,125
	7.500% 11/15/16(a)	9,265,000	12,102,406
	7.875% 02/15/21(a)	10,215,000	14,165,335
	8.125% 08/15/21(a)	950,000	1,349,371
	8.750% 05/15/17(a)	1,330,000	1,873,949
	12.000% 08/15/13	2,375,000	2,464,991

	U.S. Treasury Bonds Total		71,115,494

U.S. Treasury Notes – 76.0%
	2.000% 02/28/10(a)	3,200,000	3,222,250
	2.125% 01/31/10(a)	6,300,000	6,353,651
	2.875% 01/31/13(a)	8,450,000	8,613,060
	3.125% 11/30/09	7,845,000	8,035,610
	3.250% 12/31/09(a)	12,150,000	12,485,073
	3.375% 11/30/12(a)	4,235,000	4,412,010
	3.500% 08/15/09(a)	1,700,000	1,745,290
	3.500% 02/15/18	750,000	754,336
	3.625% 12/31/12(a)	8,550,000	9,008,896
	3.875% 10/31/12(a)	500,000	531,523
	3.875% 02/15/13(a)	11,650,000	12,430,911
	4.000% 08/31/09(a)	7,775,000	8,041,053
	4.000% 04/15/10(a)	6,430,000	6,734,422
	4.000% 11/15/12(a)	2,300,000	2,469,804
	4.000% 02/15/15(a)	6,520,000	7,011,034
	4.125% 05/15/15(a)	900,000	972,914
	4.250% 09/30/12(a)	1,450,000	1,567,019
	4.250% 08/15/14(a)	7,605,000	8,312,029
	4.250% 11/15/14(a)	500,000	546,719
	4.250% 11/15/17(a)	10,600,000	11,309,702
	4.375% 12/15/10(a)	3,650,000	3,908,066
	4.500% 05/15/10(a)	6,390,000	6,780,391
	4.500% 11/15/10	250,000	268,086
	4.500% 04/30/12(a)	10,785,000	11,717,730
	4.500% 02/15/16(a)	11,520,000	12,680,997
	4.500% 05/15/17(a)	6,400,000	6,955,002
	4.750% 05/15/14(a)	3,610,000	4,052,507
	4.750% 08/15/17(a)	7,550,000	8,353,365
	4.875% 05/31/09	11,475,000	11,910,694
	4.875% 08/15/09(a)	15,485,000	16,179,409
	4.875% 04/30/11	1,000,000	1,089,531
	5.000% 08/15/11(a)	19,510,000	21,459,478
	5.750% 08/15/10(a)	15,915,000	17,435,630

	U.S. Treasury Notes Total		237,348,192

	Total Government & Agency Obligations (cost of $292,371,670)		308,463,686

See Accompanying Notes to Financial Statements.

8

Columbia U.S. Treasury Index Fund

March 31, 2008

		Shares	Value ($)
Securities Lending Collateral – 29.9%
	State Street Navigator Securities Lending Prime Portfolio (b) (7 day yield of 3.131%)	93,429,685	93,429,685

	Total Securities Lending Collateral (cost of $93,429,685)		93,429,685
		Par ($)
Short-Term Obligation – 0.9%
	Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/08, due 04/01/08, at 1.250%, collateralized by a U.S. Treasury Obligation maturing 03/31/11, market value $2,905,719 (repurchase proceeds $2,846,099)	2,846,000	2,846,000

	Total Short-Term Obligation (cost of $2,846,000)		2,846,000

	Total Investments – 129.6% (cost of $388,647,355)(c)		404,739,371

	Other Assets & Liabilities, Net – (29.6)%		(92,339,466)

	Net Assets – 100.0%		312,399,905

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at March 31, 2008. The total market value of securities on loan at March 31, 2008 is $91,922,459.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $390,398,955.

At March 31, 2008, the fund held investments in the following:

Holdings by Revenue Source (Unaudited)	% of Net Assets
U.S. Treasury Notes	76.0
U.S. Treasury Bonds	22.8

98.8
Securities Lending Collateral	29.9
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(29.6)

100.0

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia U.S. Treasury Index Fund

March 31, 2008

		($)

Assets	Investments, at cost	388,647,355

	Investments, at value (including securities on loan of $91,922,459)	404,739,371
	Cash	1,360,964
	Receivable for:
	Investments sold	4,653,235
	Fund shares sold	949,679
	Interest	2,926,536
	Securities lending	101,681
	Expense reimbursement due from Investment Advisor	25,038
	Trustees’ deferred compensation plan	17,243

	Total Assets	414,773,747

Liabilities	Collateral on securities loaned	93,429,685
	Payable for:
	Investments purchased	4,632,179
	Fund shares repurchased	3,779,019
	Distributions	374,569
	Investment advisory fee	25,944
	Administration fee	77,831
	Sub-account services fee – Class Z	17,399
	Trustees’ fees	793
	Distribution and service fees	10,498
	Trustees’ deferred compensation plan	17,243
	Other liabilities	8,682

	Total Liabilities	102,373,842

	Net Assets	312,399,905

Composition of Net Assets	Paid-in capital	301,185,369
	Overdistributed net investment income	(1,437,319)
	Accumulated net realized loss	(3,440,161)
	Net unrealized appreciation on investments	16,092,016

	Net Assets	312,399,905

Class A	Net assets	$17,816,727
	Shares outstanding	1,581,265
	Net asset value per share	$11.27	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.27/0.9525)	$11.83	(b)

Class B
	Net assets	$3,610,106
	Shares outstanding	320,421
	Net asset value and offering price per share	$11.27	(a)

Class C
	Net assets	$6,701,670
	Shares outstanding	594,788
	Net asset value and offering price per share	$11.27	(a)

Class Z
	Net assets	$284,271,402
	Shares outstanding	25,230,204
	Net asset value, offering and redemption price per share	$11.27

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia U.S. Treasury Index Fund

For the Year Ended March 31, 2008

		($)
Investment Income	Interest	8,010,393
	Securities lending	386,786

	Total Investment Income	8,397,179

Expenses	Investment advisory fee	183,771
	Administration fee	551,345
	Distribution fee:
	Class B	16,151
	Class C	16,154
	Service fee:
	Class A	17,812
	Class B	5,370
	Class C	5,368
	Sub-account services fee – Class Z	20,198
	Trustees' fees	22,745

	Total Expenses excluding interest expense	838,914
	Interest expense	969

	Total Expenses	839,883

	Fees and expenses waived or reimbursed by Investment Advisor	(163,118)
	Fees and expenses waived or reimbursed by Administrator – Class Z	(1,912)
	Fees waived by Distributor – Class C	(3,238)
	Expense reductions	(4,040)

	Net Expenses	667,575

	Net Investment Income	7,729,604

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	604,694
	Realized loss due to a trading error	(1,473)
	Reimbursement of a trading loss by Investment Advisor	1,473
	Net change in unrealized appreciation on investments	14,980,045

	Net Gain	15,584,739

	Net Increase Resulting from Operations	23,314,343

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia U.S. Treasury Index Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	7,729,604	5,949,346
	Net realized gain (loss) on investments	604,694	(1,044,349)
	Net change in unrealized appreciation on investments	14,980,045	2,522,659

	Net Increase Resulting from Operations	23,314,343	7,427,656

Distributions to Shareholders	From net investment income:
	Class A	(308,037)	(167,113)
	Class B	(77,747)	(55,696)
	Class C	(78,863)	(43,017)
	Class Z	(7,912,065)	(6,185,851)

	Total Distributions to Shareholders	(8,376,712)	(6,451,677)

Share Transactions	Class A:
	Subscriptions	22,533,567	3,315,677
	Distributions reinvested	195,426	110,237
	Redemptions	(10,677,347)	(1,422,264)

	Net Increase	12,051,646	2,003,650

	Class B:
	Subscriptions	2,978,155	352,222
	Distributions reinvested	65,149	46,825
	Redemptions	(1,088,695)	(536,647)

	Net Increase (Decrease)	1,954,609	(137,600)

	Class C:
	Subscriptions	6,606,640	697,196
	Distributions reinvested	68,744	35,264
	Redemptions	(1,122,634)	(835,950)

	Net Increase (Decrease)	5,552,750	(103,490)

	Class Z:
	Subscriptions	187,705,635	25,060,964
	Distributions reinvested	4,907,934	4,172,915
	Redemptions	(60,538,948)	(28,635,828)

	Net Increase	132,074,621	598,051
	Net Increase from Share Transactions	151,633,626	2,360,611

	Total Increase in Net Assets	166,571,257	3,336,590

Net Assets	Beginning of period	145,828,648	142,492,058
	End of period	312,399,905	145,828,648
	Overdistributed net investment income at end of period	(1,437,319)	(1,182,826)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia U.S. Treasury Index Fund

		Year Ended March 31
		2008	2007
Changes in Shares	Class A:
	Subscriptions	2,068,103	315,530
	Issued for distributions reinvested	17,864	10,511
	Redemptions	(1,001,977)	(135,801)

	Net Increase	1,083,990	190,240

	Class B:
	Subscriptions	273,790	33,772
	Issued for distributions reinvested	6,008	4,468
	Redemptions	(100,731)	(51,444)

	Net Increase (Decrease)	179,067	(13,204)

	Class C:
	Subscriptions	600,119	67,302
	Issued for distributions reinvested	6,275	3,362
	Redemptions	(104,011)	(79,758)

	Net Increase (Decrease)	502,383	(9,094)

	Class Z:
	Subscriptions	17,230,256	2,391,750
	Issued for distributions reinvested	452,207	398,207
	Redemptions	(5,571,947)	(2,747,815)

	Net Increase	12,110,516	42,142

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31,
	2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$10.53		$10.45		$10.72		$11.18	$11.25

Income from Investment Operations:
Net investment income (b)	0.43		0.42		0.39		0.35	0.35
Net realized and unrealized gain (loss) on investments	0.78		0.12		(0.24)		(0.41)	0.05

Total from Investment Operations	1.21		0.54		0.15		(0.06)	0.40

Less Distributions to Shareholders:
From net investment income	(0.47)		(0.46)		(0.42)		(0.40)	(0.47)

Net Asset Value, End of Period	$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)	11.77	%(d)(e)	5.30	%(e)	1.38	%(e)	(0.48)%	3.70%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.57	%(f)	0.60%		0.63%		0.66%	0.66%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses	0.57	%(f)	0.60%		0.63%		0.66%	0.66%
Waiver/Reimbursement	0.09%		0.06%		0.03%		—	—
Net investment income	3.94	%(f)	4.05%		3.60%		3.22%	3.14%
Portfolio turnover rate	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$17,817		$5,235		$3,208		$3,314	$2,625

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31,
	2008		2007		2006		2005	2004 (a)

Net Asset Value, Beginning of Period	$10.53		$10.45		$10.72		$11.18	$11.25

Income from Investment Operations:
Net investment income (b)	0.35		0.35		0.31		0.27	0.27
Net realized and unrealized gain (loss) on investments	0.78		0.11		(0.24)		(0.41)	0.05

Total from Investment Operations	1.13		0.46		0.07		(0.14)	0.32

Less Distributions to Shareholders:
From net investment income	(0.39)		(0.38)		(0.34)		(0.32)	(0.39)

Net Asset Value, End of Period	$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)	10.95	%(d)(e)	4.52	%(e)	0.62	%(e)	(1.23)%	2.91%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.32	%(f)	1.35%		1.38%		1.41%	1.41%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses	1.32	%(f)	1.35%		1.38%		1.41%	1.41%
Waiver/Reimbursement	0.09%		0.06%		0.03%		—	—
Net investment income	3.25	%(f)	3.31%		2.85%		2.48%	2.44%
Portfolio turnover rate	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$3,610		$1,488		$1,615		$1,451	$1,574

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31,
	2008		2007		2006		2005	2004 (a)

Net Asset Value, Beginning of Period	$10.53		$10.45		$10.72		$11.18	$11.25

Income from Investment Operations:
Net investment income (b)	0.36		0.36		0.32		0.29	0.28
Net realized and unrealized gain (loss) on investments	0.78		0.12		(0.23)		(0.41)	0.06

Total from Investment Operations	1.14		0.48		0.09		(0.12)	0.34

Less Distributions to Shareholders:
From net investment income	(0.40)		(0.40)		(0.36)		(0.34)	(0.41)

Net Asset Value, End of Period	$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)(d)	11.09	%(e)	4.67%		0.77%		(1.07)%	3.07%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.17	%(f)	1.20%		1.23%		1.26%	1.26%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses	1.17	%(f)	1.20%		1.23%		1.26%	1.26%
Waiver/Reimbursement	0.24%		0.21%		0.18%		0.15%	0.15%
Net investment income	3.30	%(f)	3.44%		3.01%		2.67%	2.56%
Portfolio turnover rate	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$6,702		$973		$1,060		$869	$1,843

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended March 31,
	2008		2007		2006		2005	2004 (a)

Net Asset Value, Beginning of Period	$10.53		$10.45		$10.72		$11.18	$11.26

Income from Investment Operations:
Net investment income (b)	0.46		0.45		0.41		0.38	0.39
Net realized and unrealized gain (loss) on investments	0.77		0.12		(0.23)		(0.41)	0.03

Total from Investment Operations	1.23		0.57		0.18		(0.03)	0.42

Less Distributions to Shareholders:
From net investment income	(0.49)		(0.49)		(0.45)		(0.43)	(0.50)

Net Asset Value, End of Period	$11.27		$10.53		$10.45		$10.72	$11.18
Total Return (c)(d)	12.04	%(e)	5.53%		1.62%		(0.25)%	3.85%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.33	%(f)	0.38%		0.39%		0.42%	0.42%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses	0.33	%(f)	0.38%		0.39%		0.42%	0.42%
Waiver/Reimbursement	0.09%		0.07%		0.04%		0.01%	0.01%
Net investment income	4.24	%(f)	4.28%		3.83%		3.47%	3.49%
Portfolio turnover rate	47%		39%		36%		44%	42%
Net assets, end of period (000’s)	$284,271		$138,132		$136,609		$151,969	$177,714

(a)	Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia U.S. Treasury Index Fund

March 31, 2008

Note 1. Organization

Columbia U.S. Treasury Index Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or

18

Columbia U.S. Treasury Index Fund

March 31, 2008

restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$392,615	$(392,616)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from:
Ordinary Income*	$8,376,712	$6,451,677

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

19

Columbia U.S. Treasury Index Fund

March 31, 2008

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation
$659,214	$14,340,416

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and differing treatment for discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$15,058,453
Unrealized depreciation	(718,037)
Net unrealized appreciation	$14,340,416

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$388,326
2013	151,924
2014	790,826
2015	1,853,769
2016	207,327

Total	$3,392,172

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative services to the Fund pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, annual sub-account fees payable with respect to shares of the Fund held by defined contribution plans, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation. Columbia receives a monthly administration fee for its services as administrator at the annual rate of 0.30% of the average daily net assets of the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s

20

Columbia U.S. Treasury Index Fund

March 31, 2008

shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts $4,008 on sales of the Fund’s Class A shares and net CDSC fees of $6, $7,255 and $2,579 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”), which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the Fund so that the distribution and service fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Sub-Account Services Fee

The Trust may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions (“Sub-Account Services”) for a fee of $21.00 per-account with respect to Class Z shares of the Fund held by defined contribution plans. Such entities are compensated by the Fund for the Sub-Account Services. For the year ended March 31, 2008, the Administrator reimbursed the Fund for sub-account service fees in the amount of $1,912.

Minimum Account Balance Fee

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as expense reductions on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $4,040.

Fee Waivers and Expense Reimbursements

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse the Fund for certain expenses through July 31, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), will not exceed 0.30% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2009.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $238,230,919 and $87,604,844, respectively, all of which were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued

21

Columbia U.S. Treasury Index Fund

March 31, 2008

and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $6,000,000 at a weighted average interest rate of 5.81%.

Note 7. Shares of Beneficial Interest

As of March 31, 2008, the Fund had two shareholders that collectively held 55.3% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Other

During the year ended March 31, 2008, the Fund had a realized investment loss in the amount of $1,473 due to a trading error. Columbia voluntarily reimbursed the Fund for the loss.

Note 10. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

22

Columbia U.S. Treasury Index Fund

March 31, 2008

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

24

Fund Governance – Columbia U.S. Treasury Index Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

25

Fund Governance (continued) – Columbia U.S. Treasury Index Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August, 2007; University Professor, Boston

College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 80, None

26

Fund Governance (continued) – Columbia U.S. Treasury Index Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997, President – Application Systems Division (from 1991 to 1994), Chief Financial Officer – US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[3]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued) – Columbia U.S. Treasury Index Fund

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Fund Governance (continued) – Columbia U.S. Treasury Index Fund

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)

Director of Fund Administration since June, 2007; Vice President, Mutual Fund

Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund

Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Approval of Advisory Agreements – Columbia U.S. Treasury Index Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

30

overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

[The Trustees noted that, through May 31, 2007, Columbia U.S. Treasury Index Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three-, five-, and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.]

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

[The Trustees considered that Columbia U.S. Treasury Index Fund’s total expenses and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.]

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their

31

relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

1 the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

1 the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

1 so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

1 the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

     Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

34

measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2.	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

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3.	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4.	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5.	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6.	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8.	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9.

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

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cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10.	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

37

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

***

Respectfully submitted,

Steven E. Asher

38

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39

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40

Important Information About This Report

Columbia U.S. Treasury Index Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

Columbia U.S. Treasury Index Fund

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152535-0308 (05/08) 08/55771

Annual Report

March 31, 2008

Columbia World Equity Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers’ Report on the following pages. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as your investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Columbia World Equity Fund

Summary

For the 12-month period that ended March 31, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets in developed countries outside the United States also lost ground as measured (in U.S. dollars) by the MSCI EAFE Index. Emerging markets continued on a tear of performance, as measured by the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE

–5.08%	–2.70%

MSCI Emerging Markets

21.65%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The global economy experienced generally solid growth throughout most of the 12-month period that began April 1, 2007 and ended March 31, 2008. However, indicators suggest that economic growth slowed in the fourth quarter of 2007 and has continued to slow in 2008. According to Moodys.com, global growth in 2007 stood at 4.7%. In 2008, estimates for growth run between 2.0% and 3.0%.

A recession for the U.S. economy?

In the United States, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy and food prices pinched household budgets, and we anticipate these price increases will weigh heavily on U.S. consumer spending in the months to come. Higher industrial metals prices also drove up manufacturing costs. To inject liquidity into the monetary system and shore up economic growth, the Federal Reserve Board (the Fed) cut a key short-term interest rate, the federal funds rate, from 5.25% to 2.25%, in several steps during the period.1

Japan’s economic growth slipping

Outside the United States, Japan’s economy is in danger of slipping to low single digits or even to recession despite robust growth late in 2007. The export market in Japan faces uncertainty in light of falling U.S. demand, weaker growth in Europe and a sharply stronger yen. Consumers continued to rein in spending, corporate investment has declined and business confidence, as measured by the Bank of Japan’s Tankan survey, fell sharply. Meanwhile, rising commodity prices have driven inflation higher.

Slower growth in the euro zone

Growth in the euro zone has shown signs of slowing compared to 2007. Credit markets in Europe and the United Kingdom have tightened, the result of stricter standards and higher borrowing costs that have come out of the U.S. subprime crisis. A strong euro and pound have also weighed on exports, production and capital spending throughout the area, resulting in uncertainty for the investment markets. Responding to these pressures, and a looming mortgage crisis of its own, the Bank of England reduced short-term interest rates near the end of the period and the European Central Bank has softened its rhetoric on rates, raising hopes that a rate cut could follow.

Emerging markets continue robust growth

Meanwhile emerging markets have continued to experience robust growth, helping to cushion the impact of slower growth within developed markets. To the extent that there has been any loss of momentum in Asia, Latin America, Eastern Europe and the Middle East, it has been cushioned by strong domestic demand and rising intraregional trade. In China, we believe that growth this year could fall into single digits, but remain healthy at 8% to 10%.

[1]	On April 30, 2008, the Fed lowered the federal funds rate to 2.00%.

1

Economic Update (continued) – Columbia World Equity Fund

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, foreign markets weathered volatility somewhat better than the U.S. stock market. The MSCI EAFE Index, a broad gauge of stock market performance in developed markets outside the United States, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers despite a weak quarter at the end of the period. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Fund Profile – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–5.47% Class A shares
(without sales charge)

–3.25% MSCI World Index

Morningstar Style Box

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund’s investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 02/29/08.

Summary

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 5.47% without sales charge.

■	Problems in the subprime mortgage sector that reduced global liquidity were a factor in the negative return of the fund, its benchmark and the average fund in its peer group.

■	Stock selection, particularly in the financials and consumer discretionary sectors, held back performance as these areas were hit hardest by the credit crunch.

Portfolio Management

Fred Copper has co-managed since the fund October 2005 and has been with the advisor since September 2005.

Colin Moore has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since September 2002.

3

Performance Information – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.47
Class B	2.22
Class C	2.22

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an index that tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Share class
Sales charge	without	with
Class A	13,389	12,619
Class B	12,404	12,404
Class C	12,386	12,386

Average annual total return as of 03/31/08 (%)

Share class	A		B		C
Inception	10/15/91		03/27/95		03/27/95
Sales charge	without	with	without	with	without	with
1-year	–5.47	–10.91	–6.12	–10.35	–6.12	–6.97
5-year	13.90	12.56	13.06	12.81	13.03	13.03
10-year	2.96	2.35	2.18	2.18	2.16	2.16

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia World Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	872.70	1,018.00	6.55	7.06	1.40
Class B	1,000.00	1,000.00	869.40	1,014.25	10.05	10.83	2.15
Class C	1,000.00	1,000.00	869.20	1,014.25	10.05	10.83	2.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	13.16
Class B	12.58
Class C	12.56

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	1.65
Class B	1.54
Class C	1.54

Holdings discussed in this report

as of 03/31/08 (%)
TGS Nopec Geophysical	0.5
HBOS	0.7
Bucher Industries	1.0
Banco Santander	1.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2008, Columbia World Equity Fund Class A shares returned negative 5.47% without sales charge. The fund’s benchmark, the MSCI World Index,1 returned negative 3.25%. The average return of funds in the Lipper Global Multi-Cap Core Classification2, the fund’s peer group, was negative 2.54% over the same period. Investments in the financials and consumer discretionary sectors, areas that were affected the most by a contraction in lending, detracted the most from performance.

Growth stocks outperformed value stocks

During the period, stocks with the most expensive valuations outperformed stocks that looked attractive based on valuation. Some investors were willing to pay more for this higher near-term earning certainty even as economic growth slowed, boosting valuations to what we thought were unsustainable levels. We avoided many of these stocks because valuation is at the core of our investment approach: We focus on companies with relatively low valuations and what we believe to be attractive long-term business prospects. Because these types of companies were not favored by investors during the past year, the fund lost ground compared to its benchmark and peer group. However, we have not altered our approach because we believe that it offers the potential for solid returns while seeking to minimize risk over the long term.

Stock selection was also a factor in the fund’s underperformance as some of our holdings experienced disappointments. TGS Nopec Geophysical declined because of a failed merger. It was also negatively affected by the shortage of ships that are used in the exploration of oil. However, we continue to hold the stock because we believe that the company has the potential to add value to the portfolio over the long term. Ciment Francais, a victim of problems in the housing construction sector, was also disappointing. We sold the stock. HBOS, a UK- based mortgage bank, also detracted from results. The company wrote down a substantial number of loans, and its inability to make new loans had a negative effect on earnings. The stock remains in the portfolio.

Investments in emerging markets were positive

During the quarter, emerging markets were fairly well insulated from the subprime mortgage problems and the economic pullback in the developed markets; as a result, they posted solid returns. The fund benefited from its relatively large position in emerging markets with investments in China, Brazil, the United Arab Emirates and Taiwan helping to boost performance.

Individual companies that enhanced results included Bucher Industries, a manufacturer of agricultural equipment, which rose almost 98%. The company benefited from the global run-up in agricultural prices and from strong demand for

[1]

The Morgan Stanley Capital International (MSCI) World Index is an index that tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia World Equity Fund

Top 5 countries

as of 03/31/08 (%)
United States	50.0
Japan	8.0
United Kingdom	7.8
Switzerland	4.7
Germany	3.9

Top 5 sectors

as of 03/31/08 (%)
Financials	21.6
Information technology	11.9
Industrials	11.6
Energy	11.3
Health care	9.5

Top 10 holdings

as of 03/31/08 (%)
Exxon Mobil	2.0
Banco Santander	1.6
Johnson & Johnson	1.4
Unilever PLC	1.3
E.ON AG	1.3
JPMorgan Chase	1.2
ING Groep NV	1.2
U.S. Bancorp	1.2
International Business Machines	1.2
Coca-Cola	1.1

The fund is actively managed and the composition of its portfolio will change over time. Country breakdown and sector breakdown are calculated as a percentage of total investments. Top 10 holdings are calculated as a percentage of net assets.

products that can help increase productivity in the agriculture industry. Banco Santander in Spain rose 16%. The bank did well because of its exposure to Latin America, which was unaffected by the financial crunch in other markets. Banco Santander was also part of a consortium that bought a major Dutch bank, which was then sold for a substantial profit.

Seeking attractive opportunities

The Federal Reserve Board has signaled that it will continue to inject liquidity into the U.S. economic system to stimulate growth. The Bank of England has trimmed interest rates, and the European Central Bank has softened its rhetoric against lower rates. We view these actions as positive for a potential turnaround in stocks. The developed markets have sold off aggressively, and we believe that we may be close to a market bottom. In our view, the steep decline in the financial markets over the past several months has produced some attractive buying opportunities, particularly in the financials and consumer discretionary sectors. Currently, we are underweight in these areas of the market, but we plan to add to our exposure as opportunities present themselves. We also plan to maintain the funds large position in emerging markets which have continued to enjoy faster economic growth than developed markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

7

Investment Portfolio – Columbia World Equity Fund

March 31, 2008

Common Stocks – 97.0%

		Shares	Value ($)
Consumer Discretionary – 7.4%
Auto Components – 0.7%	Denso Corp.	16,400	531,598

	Auto Components Total		531,598

Automobiles – 0.2%	Dongfeng Motor Group Co., Ltd., Class H	290,000	129,863

	Automobiles Total		129,863

Hotels, Restaurants & Leisure – 0.9%	McDonald’s Corp.	12,588	702,033

	Hotels, Restaurants & Leisure Total		702,033

Household Durables – 0.6%	Sony Corp., ADR	11,474	459,763

	Household Durables Total		459,763

Media – 2.0%	News Corp., Class A	32,389	607,294
	Time Warner, Inc.	23,380	327,788
	Vivendi SA	16,945	662,873

	Media Total		1,597,955

Specialty Retail – 1.7%	Esprit Holdings Ltd.	16,100	193,044
	GameStop Corp., Class A (a)	11,716	605,834
	TJX Companies, Inc.	17,089	565,133

	Specialty Retail Total		1,364,011

Textiles, Apparel & Luxury Goods – 1.3%	NIKE, Inc., Class B	7,746	526,728
	V.F. Corp.	6,778	525,363

	Textiles, Apparel & Luxury Goods Total		1,052,091

Consumer Discretionary Total			5,837,314

Consumer Staples – 8.0%
Beverages – 1.7%	Coca-Cola Co.	14,816	901,850
	Diageo PLC	19,841	400,010

	Beverages Total		1,301,860

Food & Staples Retailing – 1.3%	BJ’s Wholesale Club, Inc. (a)	9,196	328,205
	Kroger Co.	16,459	418,058
	Sysco Corp.	9,680	280,914

	Food & Staples Retailing Total		1,027,177

Food Products – 2.7%	Nestle SA, Registered Shares	1,259	629,389
	Toyo Suisan Kaisha Ltd.	29,000	437,060
	Unilever PLC	31,472	1,061,827

	Food Products Total		2,128,276

Household Products – 1.3%	Colgate-Palmolive Co.	11,136	867,606
	Mcbride PLC	62,476	130,169

	Household Products Total		997,775

Personal Products – 0.5%	Avon Products, Inc.	10,650	421,101

	Personal Products Total		421,101

See Accompanying Notes to Financial Statements.

8

Columbia World Equity Fund

March 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples (continued)
Tobacco – 0.5%	Loews Corp. – Carolina Group	5,809	421,443

	Tobacco Total		421,443

Consumer Staples Total			6,297,632

Energy – 11.3%
Energy Equipment & Services – 1.6%	Halliburton Co.	12,699	499,452
	Technip SA	5,099	394,615
	TGS Nopec Geophysical Co. ASA (a)	26,650	388,152

	Energy Equipment & Services Total		1,282,219

Oil, Gas & Consumable Fuels – 9.7%	Arch Coal, Inc.	11,435	497,422
	BP PLC	60,777	615,388
	Chevron Corp.	6,749	576,095
	ConocoPhillips	4,986	379,983
	Devon Energy Corp.	4,841	505,062
	ENI SpA	21,191	722,346
	Exxon Mobil Corp.	18,642	1,576,740
	Marathon Oil Corp.	5,033	229,505
	Petro-Canada	13,900	605,590
	PetroChina Co., Ltd., Class H	388,000	485,206
	Petroleo Brasileiro SA, ADR	2,517	257,011
	Total SA	12,126	901,677
	Yanzhou Coal Mining Co., Ltd., Class H	182,000	256,060

	Oil, Gas & Consumable Fuels Total		7,608,085

Energy Total			8,890,304

Financials – 21.6%
Capital Markets – 1.3%	Credit Suisse Group, Registered Shares	10,893	554,333
	Lehman Brothers Holdings, Inc.	5,110	192,340
	UBS AG, Registered Shares	8,905	259,189

	Capital Markets Total		1,005,862

Commercial Banks – 11.2%	Banco Bilbao Vizcaya Argentaria SA	27,788	611,990
	Banco Santander SA	63,472	1,264,604
	Barclays PLC	97,768	885,170
	Danske Bank A/S	10,700	395,412
	DBS Group Holdings Ltd.	42,000	552,429
	HBOS PLC	52,702	585,548
	HSBC Holdings PLC	39,818	655,799
	National Bank of Canada	12,700	591,912
	Societe Generale	3,690	360,683
	Societe Generale NV (a)	953	91,702
	Swedbank AB, Class A	11,600	325,555
	U.S. Bancorp	29,777	963,584
	United Overseas Bank Ltd.	53,000	741,409

See Accompanying Notes to Financial Statements.

9

Columbia World Equity Fund

March 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
	Wachovia Corp.	12,877	347,679
	Westpac Banking Corp.	20,668	450,419

	Commercial Banks Total		8,823,895

Consumer Finance – 0.4%	ORIX Corp.	2,180	298,157

	Consumer Finance Total		298,157

Diversified Financial Services – 2.5%	ING Groep NV	25,831	965,738
	JPMorgan Chase & Co.	22,515	967,019

	Diversified Financial Services Total		1,932,757

Insurance – 4.6%	ACE Ltd.	12,104	666,446
	Aviva PLC	30,978	379,575
	Axis Capital Holdings Ltd.	13,555	460,599
	Brit Insurance Holdings PLC	70,586	339,296
	Hartford Financial Services Group, Inc.	9,683	733,681
	Swiss Reinsurance, Registered Shares	5,228	457,095
	Unum Group	27,887	613,793

	Insurance Total		3,650,485

Real Estate Management & Development – 1.4%	Emaar Properties PJSC	126,613	377,502
	Hongkong Land Holdings Ltd.	73,000	302,740
	Swire Pacific Ltd., Class A	38,500	436,808

	Real Estate Management & Development Total		1,117,050

Thrifts & Mortgage Finance – 0.2%	Fannie Mae	7,452	196,137

	Thrifts & Mortgage Finance Total		196,137

Financials Total			17,024,343

Health Care – 9.5%
Biotechnology – 0.6%	Celgene Corp. (a)	3,677	225,363
	Genzyme Corp. (a)	3,581	266,928

	Biotechnology Total		492,291

Health Care Equipment & Supplies – 0.5%	Hologic, Inc. (a)	7,048	391,869

	Health Care Equipment & Supplies Total		391,869

Health Care Providers & Services – 2.5%	CIGNA Corp.	9,876	400,669
	Coventry Health Care, Inc. (a)	8,229	332,040
	Express Scripts, Inc. (a)	4,356	280,178
	McKesson Corp.	9,973	522,286
	OPG Groep NV	16,265	459,646

	Health Care Providers & Services Total		1,994,819

Life Sciences Tools & Services – 1.0%	Covance, Inc. (a)	3,872	321,260
	Waters Corp. (a)	8,617	479,967

	Life Sciences Tools & Services Total		801,227

See Accompanying Notes to Financial Statements.

10

Columbia World Equity Fund

March 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Health Care (continued)
Pharmaceuticals – 4.9%	Biovail Corp.	16,792	178,835
	Bristol-Myers Squibb Co.	15,635	333,026
	Johnson & Johnson	17,576	1,140,155
	Merck & Co., Inc.	14,234	540,180
	Novartis AG, Registered Shares	15,251	782,057
	Ono Pharmaceutical Co., Ltd.	8,500	411,379
	Takeda Pharmaceutical Co., Ltd.	8,500	429,822

	Pharmaceuticals Total		3,815,454

Health Care Total			7,495,660

Industrials – 11.6%
Aerospace & Defense – 2.7%	DRS Technologies, Inc.	8,520	496,546
	General Dynamics Corp.	4,889	407,596
	Northrop Grumman Corp.	5,615	436,903
	United Technologies Corp.	10,845	746,353

	Aerospace & Defense Total		2,087,398

Building Products – 0.3%	Geberit AG, Registered Shares	1,597	237,962

	Building Products Total		237,962

Commercial Services & Supplies – 0.5%	Dun & Bradstreet Corp.	5,035	409,748

	Commercial Services & Supplies Total		409,748

Construction & Engineering – 0.5%	Outotec Oyj	7,305	389,069

	Construction & Engineering Total		389,069

Electrical Equipment – 0.8%	Mitsubishi Electric Corp.	29,000	255,574
	SunPower Corp., Class A (a)	5,222	389,091

	Electrical Equipment Total		644,665

Industrial Conglomerates – 1.9%	General Electric Co.	11,618	429,982
	Keppel Corp. Ltd.	53,000	384,021
	McDermott International, Inc. (a)	12,379	678,617

	Industrial Conglomerates Total		1,492,620

Machinery – 3.3%	Bucher Industries AG, Registered Shares	2,856	776,906
	Eaton Corp.	7,213	574,660
	Glory Ltd.	30,700	663,545
	Joy Global, Inc.	9,197	599,276

	Machinery Total		2,614,387

Marine – 0.5%	U-Ming Marine Transport Corp.	127,000	384,095

	Marine Total		384,095

Trading Companies & Distributors – 1.1%	ITOCHU Corp.	45,500	451,423
	W.W. Grainger, Inc.	5,034	384,547

	Trading Companies & Distributors Total		835,970

Industrials Total			9,095,914

See Accompanying Notes to Financial Statements.

11

Columbia World Equity Fund

March 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Information Technology – 11.9%
Communications Equipment – 1.0%	Cisco Systems, Inc. (a)	15,102	363,807
	Nokia Oyj, ADR	14,514	461,981

	Communications Equipment Total		825,788

Computers & Peripherals – 3.6%	Acer, Inc.	218,000	391,295
	Apple, Inc. (a)	3,292	472,402
	EMC Corp. (a)	28,512	408,862
	Hewlett-Packard Co.	14,621	667,595
	International Business Machines Corp.	8,037	925,380

	Computers & Peripherals Total		2,865,534

Electronic Equipment & Instruments – 0.5%	FUJIFILM Holdings Corp.	10,700	380,139

	Electronic Equipment & Instruments Total		380,139

Internet Software & Services – 0.9%	United Internet AG, Registered Shares	31,227	671,419

	Internet Software & Services Total		671,419

IT Services – 1.1%	Accenture Ltd., Class A	12,102	425,627
	CGI Group, Inc., Class A (a)	41,300	438,570

	IT Services Total		864,197

Office Electronics – 1.0%	Canon, Inc.	16,200	750,714

	Office Electronics Total		750,714

Semiconductors & Semiconductor Equipment – 1.0%	Intersil Corp., Class A	12,196	313,071
	MEMC Electronic Materials, Inc. (a)	4,889	346,630
	NVIDIA Corp. (a)	8,273	163,723

	Semiconductors & Semiconductor Equipment Total		823,424

Software – 2.8%	Adobe Systems, Inc. (a)	11,618	413,485
	Autodesk, Inc. (a)	11,134	350,498
	BMC Software, Inc. (a)	7,356	239,217
	Nintendo Co., Ltd.	900	466,233
	Oracle Corp. (a)	33,212	649,627
	VMware, Inc., Class A (a)	1,547	66,242

	Software Total		2,185,302

Information Technology Total			9,366,517

Materials – 7.3%
Chemicals – 3.0%	Air Products & Chemicals, Inc.	5,325	489,900
	BASF SE	5,538	745,302
	CF Industries Holdings, Inc.	4,023	416,863
	Linde AG	4,787	676,668

	Chemicals Total		2,328,733

Containers & Packaging – 0.4%	Packaging Corp. of America	13,359	298,306

	Containers & Packaging Total		298,306

See Accompanying Notes to Financial Statements.

12

Columbia World Equity Fund

March 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Materials (continued)
Metals & Mining – 3.9%	BHP Biliton PLC	21,109	626,136
	Freeport-McMoRan Copper & Gold, Inc.	3,757	361,499
	JFE Holdings, Inc.	6,300	283,915
	Norsk Hydro ASA	57,400	840,119
	Nucor Corp.	7,552	511,572
	Rio Tinto Ltd.	827	92,482
	SSAB Svenskt Stal AB, Series A	13,700	385,908

	Metals & Mining Total		3,101,631

Materials Total			5,728,670

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 3.3%	Belgacom SA	15,814	700,194
	France Telecom SA	19,270	647,904
	Nippon Telegraph & Telephone Corp.	104	452,402
	Telefonica O2 Czech Republic AS	15,000	481,413
	Verizon Communications, Inc.	8,325	303,446

	Diversified Telecommunication Services Total		2,585,359

Wireless Telecommunication Services – 1.0%	China Mobile Ltd.	17,500	261,785
	Rogers Communications, Inc., Class B	13,900	499,964

	Wireless Telecommunication Services Total		761,749

Telecommunication Services Total			3,347,108

Utilities – 4.1%
Electric Utilities – 3.7%	British Energy Group PLC	35,972	465,769
	E.ON AG	5,377	994,953
	Edison International	9,198	450,886
	Entergy Corp.	2,613	285,026
	FirstEnergy Corp.	4,550	312,221
	FPL Group, Inc.	3,242	203,403
	Tenaga Nasional Berhad	101,700	234,511

	Electric Utilities Total		2,946,769

Independent Power Producers & Energy Traders – 0.4%	Mirant Corp. (a)	8,373	304,694

	Independent Power Producers & Energy Traders Total		304,694

Utilities Total			3,251,463
	Total Common Stocks (Cost of $71,107,735)		76,334,925

Investment Companies – 2.1%
	iShares MSCI EAFE Index Fund	7,730	555,787
	iShares S&P 500 Index Fund	2,663	351,729
	WisdomTree India Earnings Fund	32,769	747,788

	Total Investment Companies (Cost of $1,727,851)		1,655,304

See Accompanying Notes to Financial Statements.

13

Columbia World Equity Fund

March 31, 2008

Preferred Stocks – 0.4%

		Shares	Value ($)
Telecommunication Services – 0.4%
	Brasil Telecom Participacoes SA	23,300	311,782

	Telecommunication Services Total		311,782

	Total Preferred Stocks (Cost of $325,605)		311,782

Purchased Put Option – 0.0%

	CBOE SPX Volatility Index Strike Price: $27.50 Expiring: April 2008	9,500	25,175

	Total Purchased Put Option (Cost of $20,314)		25,175
		Par ($)
Short-Term Obligation – 0.5%
	Repurchase agreement with Fixed Income Clearing Corp., par dated 03/31/08, due 04/01/08 at 1.250%, collateralized by a U.S. Treasury Obligation maturing 06/30/11, market value of $423,225 (repurchase proceeds $413,014)	413,000	413,000

	Total Short-Term Obligation (Cost of $413,000)		413,000

	Total Investments – 100.0% (Cost of $73,594,505) (b)		78,740,186

	Other Assets & Liabilities, Net – 0.0%		7,081

	Net Assets – 100.0%		78,747,267

Notes to Investment Portfolio:

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $73,609,131.

At March 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,941,507	$1,989,625	06/17/08	$(48,118)
CAD	1,038,868	1,084,682	06/17/08	(45,814)
EUR	2,111,251	2,081,724	06/17/08	29,527
GBP	1,802,885	1,848,245	06/17/08	(45,360)
JPY	1,108,873	1,100,030	06/17/08	8,843
SEK	156,677	156,695	06/17/08	(18)

				$(100,940)

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	$868,984	$853,247	06/17/08	$(15,737)
CZK	465,997	462,558	06/17/08	(3,439)
GBP	230,785	233,473	06/17/08	2,688
INR	577,734	570,426	06/17/08	(7,308)
JPY	155,287	155,549	06/17/08	262
NOK	574,871	573,764	06/17/08	(1,107)
SGD	1,164,567	1,162,435	06/17/08	(2,132)
TWD	784,817	766,242	06/17/08	(18,575)

				$(45,348)

See Accompanying Notes to Financial Statements.

14

Columbia World Equity Fund

March 31, 2008

The Fund was invested in the following countries at March 31, 2008:

Country (Unaudited)	Value ($)	% of Total Investments
United States*	39,346,757	50.0
Japan	6,271,726	8.0
United Kingdom	6,144,686	7.8
Switzerland	3,696,932	4.7
Germany	3,088,341	3.9
France	3,059,455	3.9
Canada	2,314,871	2.9
Spain	1,876,594	2.4
Singapore	1,677,858	2.1
Netherlands	1,425,383	1.8
Norway	1,228,270	1.5
China	871,129	1.1
Finland	851,049	1.1
Taiwan	775,390	1.0
Italy	722,346	0.9
Sweden	711,463	0.9
Belgium	700,194	0.9
Hong Kong	698,593	0.9
Panama	678,617	0.9
Brazil	568,793	0.7
Australia	542,901	0.7
Czech Republic	481,413	0.6
Denmark	395,412	0.5
United Arab Emirates	377,502	0.5
Malaysia	234,511	0.3

	78,740,186	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia World Equity Fund

March 31, 2008

		($)
Assets	Investments, at cost	73,594,505

	Investments, at value	78,740,186
	Cash	417
	Foreign currency (cost of $33,992)	34,262
	Unrealized appreciation on forward foreign currency exchange contracts	41,320
	Receivable for:
	Investments sold	203,734
	Fund shares sold	3,406
	Interest	14
	Dividends	314,529
	Foreign tax reclaims	42,826
	Trustees’ deferred compensation plan	28,869
	Other assets	2,032

	Total Assets	79,411,595

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	187,608
	Payable for:
	Investments purchased	201,460
	Fund shares repurchased	90,754
	Investment advisory fee	27,785
	Administration fee	17,321
	Transfer agent fee	24,670
	Pricing and bookkeeping fees	6,373
	Trustees’ fees	120
	Audit fee	25,799
	Custody fee	4,904
	Reports to shareholders	19,826
	Distribution and service fees	19,767
	Chief compliance officer expenses	131
	Trustees’ deferred compensation plan	28,869
	Other liabilities	8,941

	Total Liabilities	664,328

	Net Assets	78,747,267

Composition of Net Assets	Paid-in capital	73,057,762
	Undistributed net investment income	82,199
	Accumulated net realized gain	597,465
	Net unrealized appreciation (depreciation) on:
	Investments	5,145,681
	Foreign currency translations	(135,840)

	Net Assets	78,747,267

Class A	Net assets	$74,106,124
	Shares outstanding	5,630,892
	Net asset value per share	$13.16	(a)(c)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.16/0.9425)	$13.96	(b)

Class B	Net assets	$3,653,915
	Shares outstanding	290,494
	Net asset value and offering price per share	$12.58	(a)(c)

Class C	Net assets	$987,228
	Shares outstanding	78,626
	Net asset value and offering price per share	$12.56	(a)(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia World Equity Fund

For the Year Ended March 31, 2008

		($)
Investment Income	Dividends	2,307,323
	Interest	18,740
	Foreign tax withheld	(141,390)

	Total Investment Income	2,184,673

Expenses	Investment advisory fee	371,790
	Administration fee	232,369
	Distribution fee:
	Class B	47,384
	Class C	8,349
	Service fee:
	Class A	213,893
	Class B	15,795
	Class C	2,781
	Transfer agent fee	193,973
	Pricing and bookkeeping fees	74,708
	Trustees’ fees	17,660
	Audit fees	44,848
	Custody fee	28,788
	Reports to shareholders	52,282
	Chief compliance officer expenses	720
	Other expenses	67,208

	Total Expenses	1,372,548

	Expense reductions	(8,774)

	Net Expenses	1,363,774

	Net Investment Income	820,899

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	5,162,761
	Foreign currency transactions	242,942
	Realized loss due to a trading error	(553)
	Reimbursement of a trading loss by investment advisor	553

	Net realized gain	5,405,703

	Net change in unrealized appreciation (depreciation) on:
	Investments	(10,302,845)
	Foreign currency translations	(154,881)

	Net change in unrealized appreciation (depreciation)	(10,457,726)

	Net Loss	(5,052,023)

	Net Decrease Resulting from Operations	(4,231,124)

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia World Equity Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets:		2008 ($)	2007 ($)
Operations	Net investment income	820,899	679,194
	Net realized gain on investments and foreign currency transactions	5,405,703	8,180,901
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,457,726)	4,348,659

	Net Increase (Decrease) Resulting from Operations	(4,231,124)	13,208,754

Distributions to Shareholders	From net investment income:
	Class A	(1,231,695)	(1,024,302)
	Class B	(42,238)	(28,835)
	Class C	(8,382)	(4,103)
	From net realized gains:
	Class A	(7,868,035)	(3,149,348)
	Class B	(620,542)	(390,540)
	Class C	(107,829)	(52,844)

	Total Distributions to Shareholders	(9,878,721)	(4,649,972)

Share Transactions	Class A:
	Subscriptions	4,467,572	5,944,109
	Distributions reinvested	8,522,253	3,937,893
	Redemptions	(11,967,581)	(12,927,605)

	Net Increase (Decrease)	1,022,244	(3,045,603)

	Class B:
	Subscriptions	194,792	656,257
	Distributions reinvested	605,328	387,228
	Redemptions	(4,810,118)	(7,024,664)

	Net Decrease	(4,009,998)	(5,981,179)

	Class C:
	Subscriptions	238,491	298,635
	Distributions reinvested	101,362	51,853
	Redemptions	(322,414)	(603,486)

	Net Increase (Decrease)	17,439	(252,998)
	Net Decrease from Share Transactions	(2,970,315)	(9,279,780)
	Redemption fees	1,039	1,231

	Total Decrease in Net Assets	(17,079,121)	(719,767)

Net Assets	Beginning of period	95,826,388	96,546,155
	End of period	78,747,267	95,826,388
	Undistributed (overdistributed) net investment income at end of period	82,199	(316,730)

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets (continued) – Columbia World Equity Fund

		Year Ended March 31,
		2008	2007

Changes in Shares	Class A:
	Subscriptions	296,743	404,295
	Issued for distributions reinvested	562,830	266,554
	Redemptions	(800,619)	(879,432)

	Net Increase (Decrease)	58,954	(208,583)

	Class B:
	Subscriptions	13,140	46,447
	Issued for distributions reinvested	41,442	27,336
	Redemptions	(332,258)	(500,847)

	Net Decrease	(277,676)	(427,064)

	Class C:
	Subscriptions	16,659	21,206
	Issued for distributions reinvested	6,974	3,647
	Redemptions	(22,086)	(42,704)

	Net Increase (Decrease)	1,547	(17,851)

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia World Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class A Shares
	Year Ended March 31,						Period Ended March 31, 2004 (a)		Year Ended October 31, 2003
	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$15.48		$14.14	$11.92		$11.09	$10.19		$8.12

Income from Investment Operations:
Net investment income (loss) (b)	0.14		0.12	0.10		0.07 (c)	(0.02)		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(0.81)		1.97	2.18		0.81	0.92		2.06

Total from Investment Operations	(0.67)		2.09	2.28		0.88	0.90		2.07

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.18)	(0.06)		(0.05)	—		—
From net realized gains	(1.43)		(0.57)	—		—	—		—

Total Distributions to Shareholders	(1.65)		(0.75)	(0.06)		(0.05)	—		—

Redemption Fees
Redemption fees added to paid-in capital	—	(d)	— (d)	—	(d)	— (d)	—		—

Net Asset Value, End of Period	$13.16		$15.48	$14.14		$11.92	$11.09		$10.19
Total return (e)	(5.47	)%(f)	15.11%	19.15	%(g)	7.99%	8.83	%(h)	25.49	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	1.40%		1.47%	1.51%		1.56%	1.64	%(j)	1.66%
Waiver/Reimbursement	—		—	0.03%		—	—		0.03%
Net investment income (loss) (i)	0.94%		0.80%	0.76%		0.59%	(0.34	)%(j)	0.13%
Portfolio turnover rate	69%		85%	62%		68%	57	%(h)	95%
Net assets, end of period (000’s)	$74,106		$86,237	$81,746		$78,479	$84,393		$82,366

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend which amounted to $0.03 per share.

(d)	Rounds to less than $0.01.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia World Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class B Shares
	Year Ended March 31,							Period Ended March 31, 2004 (a)		Year Ended October 31, 2003
	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$14.86		$13.58	$11.48		$10.71		$9.87		$7.93

Income from Investment Operations:
Net investment income (loss) (b)	0.03		0.02	—	(c)	(0.02	)(d)	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(0.77)		1.87	2.10		0.79		0.89		1.99

Total from Investment Operations	(0.74)		1.89	2.10		0.77		0.84		1.94

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.04)	—		—		—		—
From net realized gains	(1.43)		(0.57)	—		—		—		—

Total Distributions to Shareholders	(1.54)		(0.61)	—		—		—		—

Redemption Fees
Redemption fees added to paid-in capital	—	(c)	— (c)	—	(c)	—	(c)	—		—

Net Asset Value, End of Period	$12.58		$14.86	$13.58		$11.48		$10.71		$9.87
Total return (e)	(6.12	)%(f)	14.17%	18.29	%(g)	7.19%		8.51	%(h)	24.46	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	2.15%		2.22%	2.26%		2.31%		2.39	%(j)	2.41%
Waiver/Reimbursement	—		—	0.03%		—		—		0.03%
Net investment income (loss) (i)	0.23%		0.11%	0.01%		(0.16)%		(1.09	)%(j)	(0.62)%
Portfolio turnover rate	69%		85%	62%		68%		57	%(h)	95%
Net assets, end of period (000’s)	$3,654		$8,445	$13,513		$16,129		$19,896		$20,086

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Net investment loss per share reflects a special dividend which amounted to $0.03 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia World Equity Fund

Selected data for a fund share outstanding throughout each period is as follows:

Class C Shares
	Year Ended March 31,							Period Ended March 31, 2004 (a)		Year Ended October 31, 2003
	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$14.84		$13.56	$11.47		$10.70		$9.86		$7.93

Income from Investment Operations:
Net investment income (loss) (b)	0.03		— (c)	—	(c)	(0.02	)(d)	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	(0.77)		1.89	2.09		0.79		0.89		1.98

Total from Investment Operations	(0.74)		1.89	2.09		0.77		0.84		1.93

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.04)	—		—		—		—
From net realized gains	(1.43)		(0.57)	—		—		—		—

Total Distributions to Shareholders	(1.54)		(0.61)	—		—		—		—

Redemption Fees
Redemption fees added to paid-in capital	—	(c)	— (c)	—	(c)	—	(c)	—		—

Net Asset Value, End of Period	$12.56		$14.84	$13.56		$11.47		$10.70		$9.86
Total return (e)	(6.12	)%(f)	14.19%	18.22	%(g)	7.20%		8.52	%(h)	24.34	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	2.15%		2.22%	2.26%		2.31%		2.39	%(j)	2.41%
Waiver/Reimbursement	—		—	0.03%		—		—		0.03%
Net investment income (loss) (i)	0.21%		0.02%	—	%(k)	(0.16)%		(1.09	)%(j)	(0.62)%
Portfolio turnover rate	69%		85%	62%		68%		57	%(h)	95%
Net assets, end of period (000’s)	$987		$1,144	$1,287		$1,076		$1,129		$1,017

(a)	The Fund changed its fiscal year end from October 31 to March 31.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Net investment loss per share reflects a special dividend which amounted to $0.03 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia World Equity Fund

March 31, 2008

Note 1. Organization

Columbia World Equity Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as

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Columbia World Equity Fund

March 31, 2008

determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ( “SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Options

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the

24

Columbia World Equity Fund

March 31, 2008

counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications. Section 988 bond bifurcation and Passive Foreign Investment Company (PFIC) adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$860,345	$(1,148,793)	$288,448

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

25

Columbia World Equity Fund

March 31, 2008

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31, 2008	March 31, 2007
Distributions paid from:
Ordinary Income*	$2,750,752	$2,012,765
Long-Term Capital Gains	7,127,969	2,637,207

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$—	$607,039	$5,131,055

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and Passive Foreign Investment Company (PFIC) adjustments.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$10,327,327
Unrealized depreciation	(5,196,272)

Net unrealized appreciation	$5,131,055

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.40%
Over $1 billion	0.35%

For the year ended March 31, 2008, the Fund’s effective investment advisory fee rate was 0.40% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

26

Columbia World Equity Fund

March 31, 2008

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended March 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $10,791.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a part of expense reductions on the Statement of Operations. For the year ended March 31, 2008, these minimum account balance fees reduced total expenses by $8,404.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2008, the Distributor has retained net underwriting discounts of $4,000 on sales of the Fund’s Class A shares and net CDSC fees of $150, $7,583 and $290 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These

27

Columbia World Equity Fund

March 31, 2008

credits are recorded as a part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2008, these custody credits reduced total expenses by $370 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $63,508,840 and $74,407,668, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2008, the Fund assessed redemption fees of $960, $67 and $12 for Class A, Class B and Class C shares, respectively, of the Fund.

Note 9. Other

During the year ended March 31, 2008, the Fund had a realized investment loss in the amount of $553 due to a trading error. Columbia voluntarily reimbursed the Fund for the loss.

Note 10. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus

Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have a greater exposure to economic and market events affecting such sector than if it were broadly invested across multiple sectors.

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Columbia World Equity Fund

March 31, 2008

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

29

Columbia World Equity Fund

March 31, 2008

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia World Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia World Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

31

Federal Income Tax Information (Unaudited) – Columbia World Equity Fund

For the fiscal year ended March 31, 2008, the amount of long-term capital designated by the Fund was $4,736,552.

Foreign taxes paid during the fiscal year ended March 31, 2008, amounting to $142,286 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $2,308,219 ($0.38 per share) for the fiscal year ended March 31, 2008.

45.20% of the ordinary income distributed by the Fund, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 84.91% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

32

Fund Governance – Columbia World Equity Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips(integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

33

Fund Governance (continued) – Columbia World Equity Fund

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August, 2007; University Professor, Boston

College from November, 2005 to August, 2007; Academic Vice President and Dean of

Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty

All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 80, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

34

Fund Governance (continued) – Columbia World Equity Fund

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997, President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[3]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

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Fund Governance (continued) – Columbia World Equity Fund

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

36

Fund Governance (continued) – Columbia World Equity Fund

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

37

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

38

overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

[The Trustees noted that, through May 31, 2007, Columbia World Equity Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one- and five-year periods, and in the third quintile for the three- and ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.]

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

[The Trustees considered that Columbia World Equity Fund’s total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.]

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their

39

relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

40

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

41

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

42

measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2.	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

43

3.	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4.	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5.	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6.	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8.	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9.

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

44

cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10.	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

45

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

*    *    *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Columbia World Equity Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia World Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

Columbia World Equity Fund

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152536-0308 (05/08) 08/55957

Annual Report

March 31, 2008

Columbia Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

We are pleased to report that the integration of Excelsior Funds into the Columbia Funds complex is nearly complete. Financial information for each class of your Columbia Fund is presented in this report. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the portfolio managers’ report on page 6. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance.

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — we draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts. While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 5.75% without sales charge.

■	The fund lagged its benchmark because it had less exposure to Treasury securities and more exposure to residential and commercial mortgage-backed securities.

■	An underweight in corporate securities aided performance and an emphasis on quality helped the fund outperform the average return of its peers.

Portfolio Management

Alexander D. Powers, managing director of the advisor, has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1996.

Michael Zazzarino, managing director of the advisor, has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 2005.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year returns as of 03/31/08

+5.75% Class A shares
(without sales charge)

+7.67% Lehman Brothers U.S. Aggregate Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

1

Economic Update

Summary

For the 12-month period that ended March 31, 2008

■

Despite volatility in many segments of the bond market, the Lehman Brothers Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

7.67%	-3.24%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index	MSCI Index

-5.08%	-2.70%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The U.S. economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate — the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries — and prices fell. The Lehman Brothers Municipal Bond Index returned 1.90% for the one-year period.2

[1]	On April 30, the federal funds rate was lowered to 2.0%.
[2]	The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

2

Economic Update (continued)

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.4

[3]

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

3

Performance Information

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual Operating expense ratio (%)*

Class A	1.18
Class C	1.93
Class Z	0.93

Annual Operating expense ratio after contractual waivers (%)*

Class A	0.94
Class C	1.69
Class Z	0.69

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and include the expenses incurred by any investment companies in which fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	17,156	16,337
Class C	17,156	17,156
Class Z	17,156	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		01/09/86
Sales charge	without	with	without	with	without
1-year	5.75	0.70	5.75	4.75	5.75
5-year	4.20	3.19	4.20	4.20	4.20
10-year	5.55	5.03	5.55	5.55	5.55

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and C shares shown for periods prior to March 31, 2008 are those of Shares Class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower.

The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses, in particular Rule 12b-1 fees. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the Predecessor Fund is January 9, 1986.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

4

Understanding Your Expenses

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08 Columbia Bond Fund

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A*	1,000.00	1,000.00	1,000.28	1,020.45	0.02	4.60	0.91
Class C*	1,000.00	1,000.00	1,000.28	1,016.68	0.05	8.39	1.66
Class Z	1,000.00	1,000.00	1,050.50	1,020.50	4.61	4.55	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Class A and Class C commenced operations on March 31, 2008.

5

Portfolio Managers’ Report

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	9.09
Class C	9.09
Class Z	9.09

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A**	0.00	*
Class C**	0.00	*
Class Z	0.39

SEC yields

as of 03/31/08 (%)
Class A**	n/a
Class C**	n/a
Class Z	4.34

The 30-day SEC yields reflect the portfolio’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Portfolio structure as of 03/31/08 (%)
Mortgage-Backed Securities	37.7
Corporate Fixed-Income Bonds & Notes	19.3
Commercial Mortgage-Backed Securities	15.7
Government & Agency Obligations	8.4
Collateralized Mortgage Obligations	6.4
Asset-Backed Securities	5.3
Others	7.2

*	Rounds to less than $0.01.

**	Class A and Class C were first offered on March 31, 2008.

Portfolio Managers’ Report

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Core Bond Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

For the 12-month period that ended March 31, 2008, Columbia Bond Fund Class A shares returned 5.75% without sales charge. The fund’s return was lower than the return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 7.67% for the same period.5 The fund outperformed the average return of the Lipper Corporate Debt Funds A Rated Classification, which was 3.30% for the 12-month period.6

Emphasis on quality helps fund in difficult environment

As economic growth slowed and market volatility increased during the 12-month period covered by this report, the Federal Reserve Board (the “Fed”) cut a key short-term borrowing rate, the federal funds rate, six times — from 5.25% to 2.25%. Turmoil in the subprime mortgage market, which began early in 2007, spread to other sectors of the bond market, driving investors to seek shelter in U.S. Treasuries. Against this backdrop, the fund’s overweight in mortgage securities and underweight in Treasury and corporate bonds accounted for its shortfall against its benchmark. Although the fund’s mortgage holdings were AAA-rated 7, and were issued under stricter underwriting standards, they performed poorly because of the increased perceived risks of all mortgage-backed securities, and the flight to Treasuries. However, we have maintained our exposure to the highest-rated part of the mortgage market, an area that we feel we understand quite well. We continue to believe these securities have relatively good value and that government action could provide valuable liquidity in this area of the market. While the fund’s underweight in corporate securities dampened performance against its benchmark, we are comfortable with this position because we believe that a weakening economy has increased the risk for these securities.

Quality, positioning aided fund performance

The fund’s focus on quality and a greater exposure to shorter-term securities aided the fund’s performance relative to competing funds. The fund had no exposure to high-yield securities, having sold its single high-yield position during the period. The fund’s commercial mortgage exposure centered on “seasoned” commercial mortgage-backed securities, many of which were issued in 2005 and earlier, when mortgage underwriting standards were stricter than they were in 2006 and 2007. In addition, the fund had no exposure to interest-only mortgage-backed securities, whose prices are highly sensitive to changes in interest rates.

[5]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

[6]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[7]

The credit quality ratings represent those of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Ratings (“Fitch”) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security’s credit quality does not eliminate risk.

6

Portfolio Managers’ Report

Maturity Breakdown

as of 03/31/08 (%)
0-1 year	5.4
1-3 years	12.7
3-5 years	25.4
5-7 years	21.2
7-10 years	26.5
10-20 years	7.5
20+years	1.3

Quality Breakdown

as of 03/31/08 (%)
Agency	40.8
Government	12.9
AAA	24.9
AA	9.7
A	8.6
BBB	3.1

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality.

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure and maturity breakdown and quality breakdown are calculated as a percentage of net assets and percentage of total investments, respectively.

The fund’s emphasis on short-term securities aided performance as yields dropped (and prices rose) more on short-term securities than on other maturities. The fund’s duration was shorter than its benchmark and, we believe, shorter than its peer group. Duration is a measure of interest rate sensitivity.

Looking ahead

We believe that efforts by Congress to support the mortgage market by providing more liquidity to banks and to government-chartered mortgage corporations such as “Freddie Mac” and “Fannie Mae”, could have a positive impact on the mortgage market. As a result, we plan to maintain the fund’s emphasis on the mortgage sector. In addition, the fund remains focused on shorter-term securities. Although we don’t expect the Fed to raise the federal funds rate any time soon, a modest increase in market-based rates is possible, and prices of shorter-term securities should be less vulnerable to such rate increases.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to “Performance Information” page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Bond Fund

March 31, 2008

Mortgage-Backed Securities – 37.7%

		Par ($)	Value ($)

Federal Home Loan Mortgage Corporation	4.500% 08/01/20	4,869,383	4,849,696
	4.500% 09/01/20	3,044,769	3,032,458
	4.500% 06/01/35	4,194,882	4,045,565
	4.500% 10/01/35	8,667,513	8,358,994
	5.000% 03/01/21	8,304,790	8,400,558
	5.000% 09/01/32	127,975	127,162
	5.000% 12/01/32	187,381	186,191
	5.000% 04/01/34	4,781,488	4,745,027
	5.500% 03/01/21	2,144,009	2,190,491
	5.500% 03/01/37	1,911,222	1,931,773
	5.893% 06/01/36(a)	5,747,780	5,861,368
	7.000% 12/01/35	1,807,845	1,906,762

Federal National Mortgage Association	4.500% 10/01/20	3,183,073	3,172,056
	4.500% 11/01/20	2,447,866	2,439,394
	4.500% 12/01/34	915,632	884,409
	4.500% 01/01/35	566,350	547,038
	4.500% 03/01/35	958,486	925,006
	4.500% 04/01/35	2,890,274	2,789,316
	4.500% 08/01/35	4,696,695	4,532,639
	4.500% 09/01/35	10,769,003	10,392,839
	4.500% 10/01/35	1,962,015	1,893,812
	4.612% 07/01/34(a)	1,145,282	1,157,409
	4.800% 01/01/12	2,233,982	2,259,327
	4.847% 01/01/35(a)	5,692,155	5,753,422
	5.000% 03/01/37	4,588,663	4,545,245
	5.000% 05/01/37	37,439,498	37,085,241
	5.500% 10/01/28	189,689	192,529
	5.500% 11/01/28	332,939	337,923
	5.500% 12/01/28	5,866	5,954
	5.500% 11/01/29	517,679	525,429
	5.500% 04/01/31	295,553	299,675
	5.500% 02/01/32	1,471,327	1,491,222
	5.500% 04/01/33	198,866	201,402
	5.500% 05/01/33	56,398	57,118
	5.500% 02/01/35	330,683	334,900
	5.500% 04/01/35	717,040	725,287
	5.500% 05/01/35	1,256,303	1,270,753
	5.500% 06/01/35	9,923,880	10,041,055
	5.500% 04/01/36	20,915,068	21,155,624
	5.500% 06/01/36	4,515,740	4,564,057
	6.000% 03/01/36	4,174,421	4,281,113
	6.000% 09/01/36	620,537	636,397
	6.000% 12/01/36	7,699,226	7,896,008
	6.000% 09/01/37(b)	2,501,472	2,537,431
	6.126% 09/01/37(a)	6,482,744	6,592,441
	6.500% 02/01/13	147,444	154,625
	6.500% 08/01/37	8,775,962	9,096,670
	7.500% 10/01/29	69,802	75,474

See Accompanying Notes to Financial Statements.

8

Columbia Bond Fund

March 31, 2008

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association	4.500% 07/20/33	1,647,347	1,592,974
	4.500% 09/15/33	704,830	685,530
	5.000% 09/20/33	1,481,396	1,478,202
	5.500% 02/15/18	1,051,015	1,079,169
	5.500% 03/15/18	435,549	447,216
	5.625% 08/20/29(a)	314,482	316,367
	6.000% 03/20/28	263,740	273,308
	6.375% 04/20/28(a)	118,047	120,530
	6.375% 06/20/28(a)	124,260	126,870
	6.500% 05/15/23	2,682	2,802
	6.500% 05/15/28	116,555	121,921
	6.500% 06/15/28	52,207	54,611
	6.500% 12/15/31	197,435	206,341
	6.500% 04/15/32	63,427	66,201
	7.000% 05/15/29	112,780	120,607
	7.500% 03/15/28	45,841	49,437
	8.000% 10/15/17	151,929	164,919
	8.000% 01/15/30	251,228	275,720
	8.500% 06/15/17	315,583	346,485
	8.500% 11/15/17	130,152	142,172
	8.500% 12/15/17	590,483	645,017
	9.000% 12/15/17	563,304	614,229
	9.000% 06/15/30	28,902	31,868
	9.500% 11/15/17	453,194	502,090

	Total Mortgage-Backed Securities (Cost of $200,586,821)		205,950,871

Corporate Fixed-Income Bonds & Notes – 19.3%

Communications – 3.0%
Media – 1.0%
Comcast Cable Holdings LLC	9.800% 02/01/12	2,600,000	2,965,516

Time Warner Cos., Inc.	7.250% 10/15/17	2,183,000	2,260,298

	Media Total		5,225,814

Telecommunication Services – 2.0%
America Movil S.A. de C.V.	5.500% 03/01/14	2,615,000	2,630,572

AT&T, Inc.	5.500% 02/01/18	1,850,000	1,811,409

Deutsche Telekom International Finance	5.375% 03/23/11	2,000,000	2,033,242

Deutsche Telekom International Finance, Multi-Coupon Bond	8.000% 06/15/10	1,310,000	1,401,310
	8.250% 06/15/30	1,500,000	1,799,377

Sprint Capital Corp.	8.750% 03/15/32	1,670,000	1,411,150

	Telecommunication Services Total		11,087,060

	Communications Total		16,312,874

See Accompanying Notes to Financial Statements.

9

Columbia Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Cyclical – 1.8%
Auto Manufacturers – 0.3%
Daimler Finance North America LLC	7.200% 09/01/09	1,441,000	1,490,540

	Auto Manufacturers Total		1,490,540

Retail – 1.5%
Target Corp.	5.875% 07/15/16	4,100,000	4,249,297

Wal-Mart Stores, Inc.	4.125% 02/15/11	2,441,000	2,498,388
	5.000% 04/05/12	1,735,000	1,823,041

	Retail Total		8,570,726

	Consumer Cyclical Total		10,061,266

Consumer Non-Cyclical – 1.9%
Beverages – 1.1%
Bottling Group LLC	5.500% 04/01/16	5,520,000	5,736,892

	Beverages Total		5,736,892

Food – 0.5%
General Mills, Inc.	5.650% 09/10/12	2,710,000	2,818,511

	Food Total		2,818,511

Healthcare Services – 0.3%
UnitedHealth Group, Inc.	6.000% 06/15/17	1,600,000	1,563,422

	Healthcare Services Total		1,563,422

	Consumer Non-cyclical Total		10,118,825

Financials – 8.1%
Banks – 3.5%
Bank One Corp.	7.875% 08/01/10	5,700,000	6,091,077

Barclays Bank PLC	5.926% 12/31/49(a)(c)(d)	3,000,000	2,572,785

RBS Capital Trust III	5.512% 09/29/49(a)(d)	3,440,000	2,825,654

UBS Preferred Funding Trust I	8.622% 10/29/49(a)(d)	2,560,000	2,541,233

Wells Fargo & Co.	5.000% 11/15/14	5,350,000	5,374,695

	Banks Total		19,405,444

Diversified Financial Services – 4.3%
Citigroup, Inc.	5.250% 02/27/12	2,605,000	2,598,628

General Electric Capital Corp., MTN	5.000% 11/15/11	1,400,000	1,442,013
	5.875% 02/15/12	1,695,000	1,797,510
	6.000% 06/15/12	2,995,000	3,193,269

Goldman Sachs Group, Inc.	6.150% 04/01/18	2,155,000	2,151,802

HSBC Finance Corp.	8.000% 07/15/10	5,834,000	6,156,556

See Accompanying Notes to Financial Statements.

10

Columbia Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)
Lehman Brothers Holdings, Inc.	5.625% 01/24/13	4,000,000	3,889,460

Morgan Stanley	6.750% 04/15/11	2,000,000	2,096,422

	Diversified Financial Services Total		23,325,660

Insurance – 0.3%
Prudential Financial, Inc.	5.100% 09/20/14	1,441,000	1,413,561

	Insurance Total		1,413,561

	Financials Total		44,144,665

Industrials – 0.6%
Machinery – 0.6%
Caterpillar Financial Services Corp.	4.850% 12/07/12	265,000	271,024
	5.850% 09/01/17	2,715,000	2,809,827

	Machinery Total		3,080,851

	Industrials Total		3,080,851

Technology – 1.4%
Computers – 0.5%
Hewlett-Packard Co.	4.500% 03/01/13	2,900,000	2,942,018

	Computers Total		2,942,018

Office/Business Equipment – 0.2%
Xerox Corp.	6.400% 03/15/16	950,000	982,803

	Office/Business Equipment Total		982,803

Software – 0.7%
Oracle Corp.	5.250% 01/15/16	3,825,000	3,823,030

	Software Total		3,823,030

	Technology Total		7,747,851

Utilities – 2.5%
Electric – 2.5%
Duke Energy Carolinas LLC	5.250% 01/15/18	2,000,000	2,038,158

Georgia Power Co.	5.700% 06/01/17	1,185,000	1,229,403

Nisource Finance Corp.	5.250% 09/15/17	685,000	623,654

Pacific Gas & Electric Co.	5.625% 11/30/17	3,500,000	3,595,501

Peco Energy Co.	5.350% 03/01/18	3,175,000	3,218,729

Virginia Electric & Power Co.	5.950% 09/15/17	3,050,000	3,212,004

	Electric Total		13,917,449

	Utilities Total		13,917,449
	Total Corporate Fixed-Income Bonds & Notes (Cost of $105,758,444)		105,383,781

See Accompanying Notes to Financial Statements.

11

Columbia Bond Fund

March 31, 2008

Commercial Mortgage-Backed Securities – 15.7%

		Par ($)	Value ($)

Asset Securitization Corp.	7.460% 04/14/29(a)	4,225,000	4,331,982

Bank of America Commercial Mortgage, Inc.	4.760% 11/10/39	2,497,000	2,443,206

Bear Stearns Commercial Mortgage Securities	5.518% 09/11/41	5,000,000	4,723,116
	5.742% 09/11/42	5,000,000	4,935,141

Credit Suisse First Boston Mortgage Securities Corp.	6.006% 11/15/36(c)	1,000,000	892,794

GE Capital Commercial Mortgage Corp.	6.734% 01/15/33	6,775,000	6,522,791

GMAC Commercial Mortgage Securities	6.837% 05/15/33(a)	1,781,000	1,802,661

Greenwich Capital Commercial Funding Corp.	5.317% 06/10/36	3,449,000	3,439,267

Merrill Lynch/Countrywide Commercial Mortgage Trust	5.957% 08/12/49(a)	5,700,000	5,749,897

Morgan Stanley Capital I	5.168% 01/14/42	1,059,000	1,060,759
	5.809% 12/12/49	4,008,200	3,973,753

Morgan Stanley Dean Witter Capital I	4.740% 11/13/36	1,245,000	1,193,093
	7.500% 10/15/33	3,150,000	3,296,958

Nomura Asset Securities Corp.	7.297% 03/15/30(a)	5,571,000	6,034,685

Wachovia Bank Commercial Mortgage Trust	4.608% 12/15/35	3,601,000	3,520,942
	5.001% 07/15/41	6,099,000	6,061,026
	5.087% 07/15/42	17,926,000	17,596,807
	5.230% 07/15/41	3,905,000	3,852,176
	6.287% 04/15/34	4,225,000	4,387,574

	Total Commercial Mortgage-Backed Securities (Cost of $88,020,641)		85,818,628

Government & Agency Obligations – 8.4%
U.S. Government Obligations – 8.4%
U.S. Treasury Bonds	4.750% 02/15/37	2,250,000	2,419,981

U.S. Treasury Inflation Indexed Bonds	2.375% 01/15/25	2,799,075	3,045,525
	2.375% 01/15/27	4,981,435	5,437,546

U.S. Treasury Notes	4.500% 04/30/12(e)	5,430,000	5,899,608

See Accompanying Notes to Financial Statements.

12

Columbia Bond Fund

March 31, 2008

Government & Agency Obligations (continued)

		Par ($)	Value ($)
U.S. Government Obligations (continued)
	6.625% 02/15/27	4,635,000	6,030,932
	7.625% 11/15/22	16,810,000	23,205,684
	U.S. Government Obligations Total		46,039,276
	Total Government & Agency Obligations (Cost of $42,597,035)		46,039,276

Collateralized Mortgage Obligations – 6.4%
Agency – 1.0%
Federal Home Loan Mortgage Corporation	6.500% 07/15/31	2,171,477	2,292,103

Federal National Mortgage Association	5.000% 08/25/27	3,080,000	3,101,033
	Agency Total		5,393,136

Non-Agency – 5.4%
Bear Stearns Adjustable Rate Mortgage Trust	4.700% 01/25/35(a)	320,818	319,779

Citigroup Mortgage Loan Trust, Inc.	4.437% 12/25/34(a)	1,707,550	1,715,915

Countrywide Alternative Loan Trust	5.500% 07/25/34	2,295,089	2,230,341
	6.000% 10/25/34	1,523,115	1,543,106

Indymac Index Mortgage Loan Trust	4.646% 08/25/34(a)	6,013,469	5,920,889

JP Morgan Mortgage Trust	5.138% 09/25/35	6,806,204	6,534,763

Wells Fargo Mortgage Backed Securities Trust	4.000% 12/25/34(a)	9,250,369	8,975,147
	4.541% 02/25/35(a)	2,495,657	2,481,891
	Non-Agency Total		29,721,831
	Total Collateralized Mortgage Obligations (Cost of $35,759,541)		35,114,967

Asset-Backed Securities – 5.3%
Capital Auto Receivables Asset Trust	4.460% 07/15/14	4,690,000	4,648,619
	5.210% 03/17/14	2,015,000	2,053,962
	5.500% 04/20/10(c)	4,200,000	4,262,552

Citibank Credit Card Issuance Trust	4.750% 12/10/15	6,765,000	6,796,754

Daimler Chrysler Auto Trust	4.480% 08/08/14	3,190,140	3,179,913

Nissan Auto Receivables Owner Trust	4.280% 06/16/14	4,350,000	4,319,006

USAA Auto Owner Trust	4.500% 10/15/13	3,785,000	3,790,751

	Total Asset-Backed Securities (Cost of $28,808,513)		29,051,557

See Accompanying Notes to Financial Statements.

13

Columbia Bond Fund

March 31, 2008

Municipal Bond – 0.3%

		Par ($)	Value ($)
Massachusetts – 0.3%
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue Bonds, Series A	5.000% 07/01/31	1,590,000	1,600,780
	Massachusetts Total		1,600,780
	Total Municipal Bond (Cost of $1,749,976)		1,600,780

Short-Term Obligation – 4.7%		Principal Amount
	Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 08/15/28, market value $26,208,563 (repurchase proceeds $25,694,714)	25,694,000	25,694,000

	Total Short-Term Obligation (Cost of $25,694,000)		25,694,000

	Total Investments – 97.8% (Cost of $528,974,971) (f)		534,653,860

	Other Assets & Liabilities, Net – 2.2%		12,147,119

	Net Assets – 100.0%		546,800,979

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $7,728,131, which represents 1.4% of net assets.

(d)	Perpetual Maturity. Maturity date presented represents the next call date.

(e)	A portion of this security with a market value of $271,621 is pledged as collateral for open futures contracts.

(f)	Cost for federal income tax purposes is $529,041,154.

At March 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	65	$13,952,656	$13,952,914	Jun-2008	$(258)

At March 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bonds	21	$2,494,735	$2,496,307	Jun-2008	$1,572

Acronym	Name
MTN	Medium-Term Note

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	37.7
Corporate Fixed-Income Bonds & Notes	19.3
Commercial Mortgage-Backed Securities	15.7
Government & Agency Obligations	8.4
Collateralized Mortgage Obligations	6.4
Asset-Backed Securities	5.3
Municipal Bond	0.3

93.1
Short-Term Obligation	4.7
Other Assets & Liabilities, Net	2.2

100.0

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities – Columbia Bond Fund

March 31, 2008

		($) (a)(b)
Assets	Investments, at cost	528,974,971

	Investments, at value	534,653,860
	Cash	95,121
	Receivable for:
	Investments sold	11,704,268
	Fund shares sold	248,465
	Interest	3,732,428
	Futures variation margin	31,706
	Expense reimbursement due from investment advisor and/or administrator	52,629
	Other assets	27,750

	Total Assets	550,546,227

Liabilities	Payable for:
	Investments purchased	2,151,035
	Fund shares repurchased	255,832
	Distributions	701,633
	Investment advisory fee	299,662
	Administration fee	38,228
	Transfer agent fee	30,013
	Pricing and bookkeeping fees	15,069
	Trustees’ fees	3,548
	Custody fee	5,233
	Chief compliance officer expenses	142
	Shareholder servicing fees	91,544
	Distribution and service fees	2
	Other liabilities	153,307

	Total Liabilities	3,745,248

	Net Assets	546,800,979

Net Assets Consist of	Paid-in capital	540,218,728
	Undistributed net investment income	360,172
	Accumulated net realized gain	541,876
	Net unrealized appreciation on:
	Investments	5,678,889
	Futures contracts	1,314

	Net Assets	546,800,979

Class A	Net assets	$9,873
	Shares outstanding	1,086
	Net asset value per share	$9.09	(c)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.09/0.9525)	$9.54	(d)

Class C	Net assets	$9,873
	Shares outstanding	1,086
	Net asset value and offering price per share	$9.09	(c)

Class Z	Net assets	$546,781,233
	Shares outstanding	60,142,902
	Net asset value and offering price per share	$9.09

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares Class was reorganized into the Fund’s Class Z shares.

(c)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia Bond Fund

For the Year Ended March 31, 2008

		($)
Investment Income	Interest	29,022,842
	Dividends	347,439

	Total Investment Income	29,370,281

Expenses	Investment advisory fee	3,573,130
	Administration fee	759,720
	Shareholder servicing fees:
	Class Z	813,175
	Retirement Shares	3
	Distribution fee
	Class C	—	*
	Retirement Shares	6
	Shareholder service fee
	Class A	—	*
	Class C	—	*
	Transfer agent fee	150,777
	Pricing and bookkeeping fees	88,394
	Trustees’ fees	22,600
	Custody fee	29,360
	Chief compliance officer expenses	142
	Other expenses	139,596

	Total Expenses	5,576,903

	Fees and expenses waived or reimbursed by investment advisor and/or administrator	(1,187,181)
	Custody earnings credit	(2,332)

	Net Expenses	4,387,390

	Net Investment Income	24,982,891

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts	Net realized gain on:
	Investments	1,889,772
	Futures contracts	407,404
	Swap contracts	109,296

	Net realized gain	2,406,472

	Net change in unrealized appreciation (depreciation) on:
	Investments	4,622,930
	Futures contracts	(39,414)

	Net change in unrealized appreciation	4,583,516

	Net Gain	6,989,988

	Net Increase Resulting from Operations	31,972,879

*	Amount represents less than $1.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets:		2008 ($) (a)(b)(c)	2007 ($)
Operations	Net investment income	24,982,891	18,645,393
	Net realized gain (loss) on investments, futures contracts and swap contracts	2,406,472	(67,050)
	Net change in unrealized appreciation on investments and futures contracts	4,583,516	5,359,028

	Net Increase Resulting from Operations	31,972,879	23,937,371

Distributions to Shareholders:	From net investment income:
	Class A	(1)	—
	Class C	(1)	—
	Institutional Shares	(10,326,953)	(5,693,159)
	Retirement Shares	(42)	(40)
	Class Z	(14,316,268)	(12,851,594)

	Total Distributions to Shareholders	(24,643,265)	(18,544,793)

Share Transactions	Class A
	Subscriptions	10,000	—

	Class C
	Subscriptions	10,000	—

	Institutional Shares
	Subscriptions	20,245,143	24,623,459
	Proceeds received in connection with merger	—	225,504,856
	Distributions reinvested	1,623,268	1,016,339
	Redemptions	(47,614,408)	(15,286,027)
	Exchange in connection with reorganization	(214,186,055)	—

	Net Increase (Decrease)	(239,932,052)	235,858,627

	Retirement Shares
	Distributions reinvested	39	40
	Redemptions	(1,120)	—

	Net Increase (Decrease)	(1,081)	40

	Class Z
	Subscriptions	80,128,049	88,776,364
	Exchange in connection with reorganization	214,186,055	—
	Distributions reinvested	6,292,953	5,989,211
	Redemptions	(72,942,332)	(67,312,972)

	Net Increase	227,664,725	27,452,603
	Net Increase (Decrease) from Share Transactions	(12,248,408)	263,311,270

	Total Increase (Decrease) in Net Assets	(4,918,794)	268,703,848

Net Assets	Beginning of period	551,719,773	283,015,925
	End of period	546,800,979	551,719,773
	Undistributed net investment income at end of period	360,172	23,250

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia Bond Fund

(continued)

		Year Ended March 31,
Increase (Decrease) in Net Assets:		2008 ($) (a)(b)(c)(d)	2007 ($)
Changes in Shares	Class A
	Subscriptions	1,086	—

	Class C
	Subscriptions	1,086	—

	Institutional Shares
	Subscriptions	2,255,471	2,772,888
	Issued in connection with merger	—	25,148,666
	Issued for distributions reinvested	180,630	113,170
	Redemptions	(5,306,613)	(1,706,058)
	Exchanged in connection with merger	(23,599,367)	—

	Net Increase (Decrease)	(26,469,879)	26,328,666

	Retirement Shares
	Issued for distributions reinvested	5	4
	Redemptions	(124)	—

	Net Increase (Decrease)	(119)	4

	Class Z
	Subscriptions	8,925,765	9,986,679
	Issued in connection with merger	23,625,387	—
	Issued for distributions reinvested	698,481	673,001
	Redemptions	(8,072,458)	(7,567,445)

	Net Increase	25,177,175	3,092,235

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.

(d)	On March 25, 2008, the Retirement Shares class was fully redeemed.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class A
Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.09

Income from Investment Operations:
Net investment income (b)	— (c)
Net realized and unrealized gain (loss) on investments	— (c)

Total from Investment Operations	— (c)

Less Distributions to Shareholders:
From net investment income	— (c)

Net Asset Value, End of Period	$9.09
Total return (d)(e)(f)	0.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.91%
Waiver/Reimbursement (h)	0.14%
Net investment income (g)(h)	4.16%
Portfolio turnover rate (f)	49%
Net assets, end of period (000’s)	$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class C
Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.09

Income from Investment Operations:
Net investment income (b)	— (c)
Net realized and unrealized gain (loss) on investments	— (c)

Total from Investment Operations	— (c)

Less Distributions to Shareholders:
From net investment income	— (c)

Net Asset Value, End of Period	$9.09
Total return (d)(e)(f)	0.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.66%
Waiver/Reimbursement (h)	0.14%
Net investment income (g)(h)	3.41%
Portfolio turnover rate (f)	49%
Net assets, end of period (000’s)	$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z
	Year Ended March 31,
	2008 (a)(b)	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.98	$8.84	$9.15	$9.43	$9.43

Income from Investment Operations:
Net investment income	0.40 (c)	0.39 (c)	0.37 (c)	0.37 (c)	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.10	0.14	(0.18)	(0.23)	0.14

Total from Investment Operations	0.50	0.53	0.19	0.14	0.52

Less Distributions to Shareholders:
From net investment income	(0.39)	(0.39)	(0.38)	(0.37)	(0.38)
From net realized gains	—	—	(0.12)	(0.05)	(0.14)

Total Distributions to Shareholders	(0.39)	(0.39)	(0.50)	(0.42)	(0.52)

Net Asset Value, End of Period	$9.09	$8.98	$8.84	$9.15	$9.43
Total return (d)(e)	5.75%	6.08%	2.00%	1.55%	5.74%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.90%	0.90%	0.90%	0.90%	0.87%
Waiver/Reimbursement	0.22%	0.30%	0.40%	0.37%	0.24%
Net investment income (f)	4.45%	4.36%	4.05%	3.99%	4.06%
Portfolio turnover rate	49%	49%	95%	90%	84%
Net assets, end of period (000’s)	$546,781	$313,967	$281,767	$211,932	$269,027

(a)	On March 31, 2008, the Shares class of Core Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of Core Bond Fund’s Shares class.

(b)	On March 31, 2008, Core Bond Fund’s Institutional Shares were exchanged for Class Z shares of the Fund.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Bond Fund

March 31, 2008

Note 1. Organization

Columbia Bond Fund, formerly Core Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Core Bond Fund (the “Predecessor Fund”), a series of Excelsior Funds, Inc. The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

Investment Objective

The Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31, 2008, the Predecessor Fund’s Shares Class and Institutional Shares were reorganized into Class Z shares of the Fund. Class A and Class C shares of the Fund commenced operations and public offering on March 31, 2008. Retirement Shares of the Predecessor Fund were fully redeemed on March 25, 2008.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year of purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Swap agreements are stated at fair value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as

22

Columbia Bond Fund (continued)

March 31, 2008

determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

23

Columbia Bond Fund (continued)

March 31, 2008

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Swap Contracts

The Fund may engage in swap transactions such as interest rate swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain (loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

24

Columbia Bond Fund (continued)

March 31, 2008

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Income Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Swap income were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(2,704)	$2,703	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

	March 31,	March 31,
	2008	2007
Distributions paid from:
Ordinary Income*	$24,643,265	$17,474,254

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,698,653	$59,809	$5,612,706

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$11,347,059
Unrealized depreciation	(5,734,353)

Net unrealized appreciation	$5,612,706

The Fund utilized capital loss carryforwards of $1,634,012 during the year ended March 31, 2008.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions

25

Columbia Bond Fund (continued)

March 31, 2008

upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements and no cumulative effect adjustments was recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Effective March 31, 2008, Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Prior to March 31, 2008, UST Advisers, Inc. (“USTA”) was the investment advisor to the Predecessor Fund. USTA is a wholly owned subsidiary of BOA. Prior to July 1, 2007, USTA was a wholly owned subsidiary of The Charles Schwab Corporation.

Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.35%
$1 billion to $1.5 billion	0.32%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

Prior to March 31, 2008, USTNA and/or USTA were entitled to receive investment advisory fees at the annual rate of 0.65% of the Fund’s average daily net assets.

For the year ended March 31, 2008, the Fund’s effective investment advisory fee rate was 0.65% of the Fund’s average daily net assets.

Administration Fee

Columbia serves as the administrator of the Fund and served as the administrator of the Predecessor Fund after June 30, 2007. USTA served as administrator of the Predecessor Fund prior to July 1, 2007. BISYS Fund Services served as sub-administrator of the Predecessor Fund through September 16, 2007.

Effective March 31, 2008, Columbia is entitled to receive a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets. Columbia has voluntarily agreed to waive 0.05% of the administration fees payable by the Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Columbia was entitled to receive an administration fee based on the combined average daily net assets of the Predecessor Fund and other affiliated funds at the annual rates listed below:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Predecessor Fund as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to waive administration fees for the Fund at the annual rate of 0.05% of average daily net assets.

For the year ended March 31, 2008, the amounts charged to the Fund and the Predecessor Fund by affiliates included on the Statement of Operations under “Administration fee” aggregated $723,881, of which $36,309 is unpaid.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund.

26

Columbia Bond Fund (continued)

March 31, 2008

Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges. State Street and Columbia commenced service to the Predecessor Fund under the State Street Agreements effective September 17, 2007.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Columbia commenced service to the Predecessor Fund under the Services Agreement effective September 17, 2007. Prior to January 1, 2008, the Predecessor Fund also reimbursed Columbia for accounting oversight services, services related to fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Predecessor Fund and USTA was responsible for oversight of those functions. On July 1, 2007, Columbia assumed responsibility from USTA for oversight activities performed by BISYS. BISYS was responsible for providing services to the Predecessor Fund through September 16, 2007.

For the year ended March 31, 2008, the amount charged to the Fund and the Predecessor Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated $5,746.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The transfer also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent commenced service to the Predecessor Fund under a similar agreement effective September 17, 2007. Prior to March 31, 2008 the fee per open account was $17.00 per year. Prior to September 17, 2007, BFDS was the transfer agent of the Predecessor Fund.

For the year ended March 31, 2008, the amount charged to the Fund and the Predecessor Fund by affiliates included on the Statement of Operations under “Transfer Agent fees” aggregated $59,968, of which $9,465 is unpaid.

Shareholder Servicing Fee

The Predecessor Fund entered into shareholder servicing agreements with various service organizations which included USTA. Under these agreements, the Predecessor Fund was permitted to pay a fee of up to 0.25% of the average daily net assets of the Predecessor Fund’s shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who held shares of the Predecessor Fund.

For the year ended March 31, 2008, the amount charged to the Predecessor Fund by affiliates included on the Statement of Operations under “Shareholder Servicing fees” aggregated $493,972, of which $44,971 is unpaid.

Distribution and Service Fees

Effective September 17, 2007, Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Fund’s shares. For the period August 1, 2007 through September 16, 2007, Foreside Distribution Services, L.P. served as distributor of the Fund’s shares. Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor.

27

Columbia Bond Fund (continued)

March 31, 2008

Effective March 31, 2008, the Fund has adopted Rule 12b-1 plans (the “Plans”) for Class A and Class C shares, which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

Prior to March 31, 2008, the Fund adopted a Distribution Plan (the “Distribution Plan”) with respect to the Retirement Shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act, which permitted the Fund to pay distribution fees in an amount not to exceed the annual rate of 0.50% of the average daily net assets applicable to the Fund’s Retirement Shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Fee Waivers and Expense Reimbursements

Effective March 31, 2008, Columbia has contractually agreed to waive fees and/or reimburse the Fund through July 31, 2009, for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.66% annually of the Fund’s average daily net assets. There is no guarantee that this arrangement will continue after July 31, 2009.

Prior to March 31, 2008, the Predecessor Fund’s investment advisor contractually agreed to waive fees and/or reimburse expenses of the Predecessor Fund through July 31, 2008 so that the expenses incurred by the Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, would not exceed 0.65%, 0.90% and 1.40% annually of the Predecessor Fund’s average daily net assets attributable to the Institutional Shares, Shares and Retirement Shares, respectively.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $314,781,900 and $262,561,430, respectively of which $184,009,197 and $200,068,008, respectively, were U.S. Government securities.

Note 7. Line of Credit

Effective March 31, 2008, the Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short term liquidity or temporary or emergency purposes. Prior to March 31, 2008, the Predecessor Fund participated in these lines of credit provided by State Street. Prior to September 17, 2007, the Predecessor Fund participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the

28

Columbia Bond Fund (continued)

March 31, 2008

uncommitted line of credit. State Street waived the administration fee. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in “Other expenses” on the Statement of Operations. For the year ended March 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Concentration of Ownership

As of March 31, 2008, the Fund had one shareholder that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund. The percentage of shares of beneficial interest outstanding held therein is 63.0%.

Note 9. Disclosure of Significant Risks and Contingencies

Legal proceedings

The Fund presented in this annual report is not named a party to any regulatory proceedings or litigation. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the

29

Columbia Bond Fund (continued)

March 31, 2008

defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Income Fund and Total Return Bond Fund were transferred to the Institutional Shares of Core Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 27, 2006. The following is a summary of the shares outstanding, net assets, net asset value per share issued, and unrealized appreciation/depreciation immediately before and after the reorganization.

30

Columbia Bond Fund (continued)

March 31, 2008

	Before Reorganization			After Reorganization
	Income Fund	Total Return Bond Fund	Core Bond Fund	Core Bond Fund
Shares:
Shares	—	—	32,810,661	32,810,661
Institutional Shares	13,965,104	18,165,949	1,824,521	26,973,187
Retirement Shares	—	—	117	117

Net Assets:
Shares	$—	$—	$294,116,361	$294,116,361
Institutional Shares	96,434,781	129,070,075	16,360,288	241,865,144
Retirement Shares	—	—	1,046	1,046

Net Asset Value:
Shares	$—	$—	$8.96	$8.96
Institutional Shares	6.91	7.11	8.97	8.97
Retirement Shares	—	—	8.97	8.97
Net unrealized appreciation (depreciation)	$(248,669)	$617,540	$740,329	$1,109,200

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Bond Fund, a series of Columbia Funds Series Trust I (formerly Excelsior Core Bond Fund, a series of Excelsior Funds, Inc.) at March 31, 2008, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the three years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

32

Federal Income Tax Information (Unaudited)

Columbia Bond Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $62,799.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded Funds).

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)
Boston, MA 02111 Trustee (since 1995)

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

34

Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[4] (since 2007)	Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 80, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences; and Member, Board of Trustees of the William Alanson White Institute (institution for training psychoanalysts)

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—U.S. Marketing & Service (from 1988 to 1991) and Chief Information Officer (from 1987 to 1988), IBM Corporation. Oversees 80, None.

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing), and BlackRock Kelso Capital Corporation. (Investment Company)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

[4]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

35

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

36

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

37

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia or its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

Each of the funds covered by this report is a successor by reorganization to a series of Excelsior Funds Trust or Excelsior Funds, Inc. (each a “Predecessor Fund”). Accordingly, in considering the approval of the Agreements for these funds, the Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, considered performance information for each of the Predecessor Funds, as well as anticipated expenses (and Columbia’s agreement to cap such expenses) for each of the funds. Similarly, because Columbia had not previously managed the Predecessor Funds, no information was available regarding the profitability of the Agreements to Columbia. The Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, considered information provided by Columbia regarding the resources available to, and compensation of, the portfolio managers of the Predecessor Funds who were continuing as portfolio managers of the funds. The Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, also considered the proposed fees for the funds relative to the fees charged to other Columbia-advised funds with generally similar investment objectives, and to those that had previously been approved by the trustees/directors of the Predecessor Funds.

Following meetings of the Advisory Fees and Expenses Committee held in December, 2007 and February, 2008, the Board of Trustees approved the Agreements for the funds covered by this report at its February 5, 2008 meeting. In considering whether to approve the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed

38

various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the Agreements:

The nature, extent and quality of the services to be provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by Columbia and its affiliates to the funds and the resources to be dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals, (ii) the portfolio management services to be provided by those investment professionals; and (iii) the trade execution services to be provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services to be provided supported the approval of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each Predecessor Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Predecessor Fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each Predecessor Fund’s peer group for purposes of performance and expense comparisons. In the case of each Predecessor Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the corresponding funds’ Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the Predecessor Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Predecessor Fund’s investment strategy and policies and that the Predecessor Fund performed within a reasonable range of expectations, given these investment decisions, market conditions and the Predecessor Fund’s investment strategy; (iii) that the Predecessor Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia intended to take steps designed to help improve the corresponding fund’s performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the corresponding funds.

The Trustees noted that, through June 30, 2007, each fund’s performance was in the quintiles set forth below (where the best performance would be in the first quintile) for the one-, three- and five-year periods of the fund’s peer group selected by an independent third party provider for purposes of performance comparisons.

Predecessor Fund	1-Year Quintile	3-Year Quintile	5-Year Quintile
Blended Equity	1	1	1
Core Bond	5	—	—
Emerging Markets	4	5	4
Energy and Natural Resources	2	2	3
Equity Opportunities	1	1	—
Intermediate-Term Bond	2	1	1
International	5	4	3
Large Cap Growth	3	1	2
Mid Cap Value and Restructuring	2	4	4
Pacific/Asia	5	5	5
Small Cap	2	3	2
Value and Restructuring	1	1	1

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance generally and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements,

39

that the performance of each Predecessor Fund and Columbia was sufficient, in light of other considerations, to warrant the approval of the Agreement pertaining each corresponding fund.

The costs of the services provided and compensation and ancillary benefits to be received by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees that would be charged to the funds for advisory services as well as the estimated total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each Predecessor Fund’s advisory fees and total expense levels to those of the Predecessor Fund’s peer group and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s proposed advisory fees, the Trustees also took into account the anticipated demands and complexity of the investment management of each fund and the quality of the investment management of each corresponding Predecessor Fund. The Trustees considered prospective advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which were expected to benefit a number of the funds. The Trustees also noted management’s stated justification for the fees to be charged to the funds, which included information about the investment performance of the corresponding Predecessor Funds and the services to be provided to the funds.

The Trustees considered that each Predecessor Fund’s actual management fees and total expenses were in the quintiles set forth below (where the lowest fees and expenses would be in the first quintile) of the fund’s peer group selected by an independent third party provider for purposes of expense comparisons.

Predecessor Fund	Actual Management Fee Quintile	Total Expenses Quintile
Blended Equity	4	1
Core Bond	4	1
Emerging Markets	5	2
Energy and Natural Resources	3	1
Equity Opportunities	1	1
Intermediate-Term Bond	2	1
International	5	2
Large Cap Growth	4	1
Mid Cap Value and Restructuring	3	1
Pacific/Asia	5	2
Small Cap	3	1
Value and Restructuring	4	1

The Trustees also considered the compensation that was to be received directly or indirectly by Columbia and its affiliates from their relationships with each fund. The Trustees reviewed information provided by management as to any ancillary benefits that may accrue to Columbia and its affiliates as a result of their relationships with the funds. The Trustees also considered the estimated expense level of each fund, the proposed breakpoint schedule for each fund and Columbia’s agreement to implement expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees to be charged to each fund supported the approval of the Agreement pertaining to that fund.

Economies of scale. The Trustees considered the existence of any anticipated economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and

40

compliance resources. The Trustees noted that many of the funds would benefit from breakpoints, expense caps or both.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were expected to be shared with the funds supported the approval of the Agreements.

Other factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each Predecessor Fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates would provide to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services to be overseen or performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services; and

■

potential so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research that would be made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of the independent fee consultant and independent counsel, the Trustees, including the Independent Trustees, approved each of the Agreements.

41

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44

Important Information About This Report

Columbia Bond Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Bond Fund.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to fund securities is also available from the portfolio’s website columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

Columbia Bond Fund

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152737-0308 (05/08) 08-56610

Annual Report

March 31, 2008

Columbia Short-Intermediate

Bond Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

We are pleased to report that the integration of Excelsior Funds into the Columbia Funds complex is nearly complete. Financial information for each class of your Columbia Fund is presented in this report. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the portfolio managers’ report on page 6. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund’s investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance.

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts. While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 6.42% without sales charge.

■	The fund underperformed its benchmark but it outperformed its peer group average.

■

The fund was constrained by its exposure to corporate securities at a time when investors were generally moving away from non-Treasury investments. However, we believe that the fund’s avoidance of subprime mortgages helped it outperform the average return of its peers.

Portfolio Management

Alexander D. Powers, managing director of the advisor, has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1996.

Frank A. Salem, managing director of the advisor, has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1998.

Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. Government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Indices are not investments, do not incur fees or expenses and are not professionally managed. it is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

6.42% Class A shares
(without sales charge)

8.88% Lehman Brothers Intermediate Government/ Credit Bond Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

1

Economic Update

Summary

For the 12-month period that ended March 31, 2008

■

Despite volatility in many segments of the bond market, the Lehman Brothers Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

7.67%

-3.24%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Stock markets outside the United States returned negative 2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index

MSCI Index

-5.08%

-2.70%

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a widely accepted unmanaged index composed of a sample of companies from 25 countries representing the developed stock markets outside
North America.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The U.S.
economy experienced generally solid growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007.
However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and outsized home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth
slowed during the period but remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years. Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The
Fed also cut another key short-term rate — the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%1.

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 7.67%.
High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period. The Credit Suisse High Yield Index returned negative 3.24%. Municipal bonds generated solid returns during most of the period, but gave back performance in the last three months of the period as industry-specific events threatened investor confidence. Yields on municipal bonds rose above yields on comparable maturity Treasuries — and prices fell. The Lehman Brothers
Municipal Bond Index returned 1.90% for the one-year period.2

[1]
On April 30, 2008 the federal funds rate was lowered to 2.0%.

[2]
  The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

2

Economic Update (continued) – Columbia

Stocks retreat as economic storm clouds gather

Against a shifting
economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small-and mid-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 21.65% (in U.S.
dollars) as demand for exports as well as domestic infrastructure expansion continued.4

[3]

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell
Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

3

Performance Information

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual Operating expense ratio (%)*

Class A

0.89

Class C

1.64

Class Z

0.64

*
The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Short-Intermediate Bond
Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. Government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge

without

with

Class A

16,895

16,352

Class C

16,895

16,895

Class Z

16,895

n/a

Average annual total return as of 03/31/08 (%)

Share class

A

C

Z

Inception

03/31/08

03/31/08

12/31/92

Sales charge

without

with

without

with

without

1-year

6.42

2.94

6.42

5.42

6.42

5-year

3.97

3.28

3.97

3.97

3.97

10-year

5.38

5.04

5.38

5.38

5.38

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and C shares shown for periods prior to March 31, 2008 are those of Shares class shares of Excelsior Intermediate-Term Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower.

The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses, in particular rule 12b-1 fees. If differences in expenses were reflected, the returns shown for all periods would be higher. The inception of the Predecessor Fund is December 31, 1992.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

4

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these
ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the
same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

Account value at the beginning of the period ($)

Account value at the end of the period ($)

Expenses paid during the period ($)

Fund’s annualized expense ratio (%)

Actual

Hypothetical

Actual

Hypothetical

Actual

Hypothetical

Actual

Class A*

1,000.00

1,000.00

1,000.23

1,020.00

0.03

5.05

1.00

Class C*

1,000.00

1,000.00

1,000.23

1,016.23

0.05

8.84

1.75

Class Z

1,000.00

1,000.00

1,042.60

1,021.25

3.83

3.79

0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 366.

Had the investment
advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is
important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Class A and Class C commenced operations on March 31, 2008.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■

For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.
Divide your ending account balance by $ 1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.
In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled
“actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

5

Portfolio Managers’ Report

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A

7.24

Class C

7.24

Class Z

7.24

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A**

0.00
*

Class C**

0.00
*

Class Z

0.30

SEC Yields

as of 03/31/08 (%)

Class A**

n/a

Class C**

n/a

Class Z

3.57

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates to the Predecessor Fund.

For the 12-month period that ended March 31, 2008, Columbia Short-Intermediate Bond Fund Class A shares returned 6.42% without sales charge. The fund’s return was lower than the 8.88% return of its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, for the same period.5 The fund was overweight relative to the index in mortgage-backed securities, which hampered relative performance for the period. However, the fund avoided subprime mortgages and related investments, which helped it outperform the 4.29% average return of the Lipper Short Intermediate Investment Grade Debt Funds Classification6. Funds with exposure to the subprime market generally fared worse during the period. The fund had less exposure than the index to corporate bonds, which aided performance.

Risk tolerance declined over the period

At the outset of the 12-month period covered by this report, yields on short-term securities were higher than yields on longer-term securities-an unusual yield structure, since investors typically demand higher yields to make up for the higher risk associated with longer-term securities. However, yields on short-term securities came down as the Federal Reserve Board (the Fed) began to cut a key short-term borrowing rate, the federal funds rate, in the second quarter of 2007. After six successive cuts, the short-term rate was 2.25% — three percentage points lower than where it was when the 12-month period began. As a result, the yield differential between short- and long-term yields returned to a more normal structure. Over the same period, the difference in yields between corporate and mortgage-backed securities and Treasuries widened dramatically as leveraged institutional investors aggressively sold corporate and mortgage-backed securities, driving prices down and yields higher through the end of the period. In this environment, corporate bonds tied to the financial sector and commercial mortgage-backed securities were significant underperformers. Because the fund had more exposure than the index to mortgage securities, it underperformed its benchmark. However, the fund had no exposure to subprime mortgages or collateralized debt obligations (CDOs), many of which held subprime mortgages. It was also underweight in corporate bonds, and particularly underweight in bonds issued by financial corporations. We believe this positioning helped the fund outperform competing funds.

*
Rounds to less than $0.01.

**Class
A and Class C were first offered on March 31, 2008.

[5]

The Lehman Brothers Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[6]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued)

Portfolio structure

as of 03/31/08 (%)

Government & Agency Obligations

29.2

Corporate Fixed-Income Bonds & Notes

28.8

Commercial Mortgage-Backed Securities

14.8

Collateralized Mortgage Obligations

10.1

Mortgage-Backed Securities

8.7

Asset-Backed Securities

3.0

Others

5.4

Maturity Breakdown

as of 03/31/08 (%)

0-1 year

3.7

1-3 years

14.7

3-5 years

43.1

5-7 years

19.3

7-10 years

18.4

10-20 years

0.8

Quality Breakdown

as of 03/31/08 (%)

Government

18.0

Agency

31.7

AAA

19.6

AA

8.8

A

15.4

BBB

6.0

B

0.5

Ratings shown in the quality breakdown
represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor’s, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

The fund is actively managed and the composition of its
portfolio will change over time. Portfolio structure and maturity breakdown and quality breakdown are calculated as a percentage of net assets and percentage of total investments, respectively.

Looking Ahead

Because we believe that investors are becoming more
comfortable with the risk associated with non-Treasury securities, we have started to add back to the fund’s position in corporate securities, and we have selectively added to positions in government mortgage-backed securities and AAA-rated commercial mortgage-backed securities. As investor confidence improves and liquidity is restored to the capital markets, we believe that these securities have the potential to do well. In addition, we have shortened the fund’s duration relative to the index. Duration is a measure of interest rate sensitivity, similar to maturity. We shorten duration when we expect yields to rise. If we are right, the fund’s shorter duration can enhance performance. If we are wrong, and yields move lower, it can detract from performance.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Management mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to “Performance Information Page”.

Investing in fixed-income
securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Short-Intermediate Bond Fund

March 31, 2008

Government & Agency Obligations – 29.2%

Par ($)

Value ($)

U.S. Government Agencies – 14.5%

Federal Home Loan Mortgage Corp.

4.000% 01/29/13

7,760,000

7,925,172

5.125% 09/29/10

15,290,000

16,262,826

5.250% 04/03/12

11,800,000

12,114,753

Federal National Mortgage Association

3.625% 01/29/13

10,345,000

10,475,616

4.000% 03/19/13

8,495,000

8,620,692

5.125% 04/15/11

8,680,000

9,258,262

U.S. Government Agencies Total

64,657,321

U.S. Government Obligations – 14.7%

U.S. Treasury Notes

4.000% 02/15/14

32,255,000

34,782,470

4.250% 11/15/14

1,475,000

1,612,821

4.500% 04/30/12

26,685,000

28,992,825

U.S. Government Obligations Total

65,388,116

Total Government & Agency Obligations (cost of $126,913,677)

130,045,437

Corporate Fixed-Income Bonds & Notes – 28.8%

Communications – 4.7%

Media – 1.3%

Comcast Cable Holdings LLC

9.800% 02/01/12

3,595,000

4,100,396

Historic TW, Inc.

9.150% 02/01/23

1,330,000

1,539,427

Media Total

5,639,823

Telecommunication Services – 3.4%

America Movil S.A. de C.V.

5.500% 03/01/14

1,720,000

1,730,242

AT&T, Inc.

5.500% 02/01/18

1,750,000

1,713,495

Cincinnati Bell, Inc.

8.375% 01/15/14

500,000

468,750

Cisco Systems, Inc.

5.500% 02/22/16

3,845,000

3,978,064

Deutsche Telekom International Finance

5.375% 03/23/11

4,750,000

4,828,950

Sprint Capital Corp.

8.375% 03/15/12

1,530,000

1,415,250

Telefonica Emisiones SAU

6.421% 06/20/16

1,125,000

1,153,036

Telecommunication Services Total

15,287,787

Communications Total

20,927,610

Consumer Cyclical – 2.9%

Retail – 2.9%

CVS Lease Pass Through Trust

6.125% 08/15/16

3,000,000

3,128,235

McDonald’s Corp.

5.800% 10/15/17

3,105,000

3,260,250

See Accompanying Notes to
Financial Statements.

8

Columbia Short-Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

Par ($)

Value ($)

Consumer Cyclical (continued)

Target Corp.

5.875% 07/15/16

4,290,000

4,446,216

Wal-Mart Stores, Inc.

5.000% 04/05/12

2,000,000

2,101,488

Retail Total

12,936,189

Consumer Cyclical Total

12,936,189

Consumer Non-Cyclical – 3.2%

Beverages – 1.7%

Bottling Group LLC

5.500% 04/01/16

1,180,000

1,226,365

Diageo Capital PLC

4.375% 05/03/10

4,000,000

4,078,832

PepsiCo, Inc.

4.650% 02/15/13

2,320,000

2,401,260

Beverages Total

7,706,457

Commercial Services – 0.1%

Iron Mountain, Inc.

8.625% 04/01/13

500,000

505,000

Commercial Services Total

505,000

Food – 0.9%

General Mills, Inc.

5.650% 09/10/12

2,875,000

2,990,118

SYSCO Corp.

4.200% 02/12/13

1,175,000

1,191,976

Food Total

4,182,094

Healthcare Services – 0.5%

UnitedHealth Group, Inc.

6.000% 06/15/17

2,130,000

2,081,306

Healthcare Services Total

2,081,306

Consumer Non-Cyclical Total

14,474,857

Energy – 1.3%

Oil, Gas & Consumable Fuels – 1.3%

Apache Corp.

5.250% 04/15/13

1,675,000

1,753,772

BP Capital Markets PLC

3.010% 03/17/10(a)

3,900,000

3,891,209

Oil, Gas & Consumable Fuels Total

5,644,981

Energy Total

5,644,981

Financials – 10.4%

Commercial Banks – 2.8%

Credit Suisse/New York NY

6.000% 02/15/18

1,520,000

1,516,372

RBS Capital Trust III

5.512% 09/29/49(a)(b)

3,525,000

2,895,474

Republic New York Corp.

9.500% 04/15/14

2,700,000

3,217,668

UBS Preferred Funding Trust I

8.622% 10/29/49(a)(b)

2,325,000

2,307,955

Wachovia Corp.

5.750% 02/01/18

1,760,000

1,723,892

Zions Bancorp.

5.500% 11/16/15

975,000

872,568

Commercial Banks Total

12,533,929

See Accompanying Notes to Financial Statements.

9

Columbia Short-Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

Par ($)

Value ($)

Financials (continued)

Diversified Financial Services –7.3%

CIT Group, Inc.

5.800% 07/28/11

2,310,000

1,843,461

Citigroup, Inc.

5.250% 02/27/12

6,080,000

6,065,128

Ford Motor Credit Co.

8.625% 11/01/10

1,400,000

1,219,814

General Electric Capital Corp.

5.250% 10/19/12

2,500,000

2,597,803

General Electric Capital Corp., MTN

6.000% 06/15/12

2,770,000

2,953,374

Goldman Sachs Group, Inc.

6.150% 04/01/18

665,000

664,013

IBM International Group Capital LLC

5.050% 10/22/12

2,560,000

2,674,066

John Deere Capital Corp., MTN

5.650% 07/25/11

3,080,000

3,260,454

JPMorgan Chase & Co.

5.150% 10/01/15

4,030,000

3,958,601

6.000% 01/15/18

1,395,000

1,454,735

Lehman Brothers Holdings, Inc.

4.250% 01/27/10

2,960,000

2,855,491

5.625% 01/24/13

2,870,000

2,790,688

Diversified Financial Services Total

32,337,628

Insurance – 0.3%

Prudential Financial, Inc.

5.150% 01/15/13

1,570,000

1,567,615

Insurance Total

1,567,615

Financials Total

46,439,172

Industrial – 1.2%

Machinery – 0.7%

Caterpillar Financial Services Corp.

4.850% 12/07/12

1,060,000

1,084,095

5.850% 09/01/17

1,785,000

1,847,345

Machinery Total

2,931,440

Transportation – 0.5%

Federal Express Corp.

5.500% 08/15/09

2,380,000

2,437,151

Transportation Total

2,437,151

Industrial Total

5,368,591

Technology – 1.4%

Computers – 0.3%

Hewlett-Packard Co.

4.500% 03/01/13

1,130,000

1,146,373

Computers Total

1,146,373

Office/Business Equipment – 0.2%

Xerox Corp.

6.400% 03/15/16

1,000,000

1,034,529

Office/Business Equipment Total

1,034,529

Software – 0.9%

Oracle Corp.

5.250% 01/15/16

4,025,000

4,022,927

Software Total

4,022,927

Technology Total

6,203,829

See Accompanying Notes to
Financial Statements.

10

Columbia Short-Intermediate Bond Fund

March 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

Par ($)

Value ($)

Utilities – 3.7%

Electric – 3.7%

Duke Energy Carolinas LLC

5.250% 01/15/18

2,120,000

2,160,448

Georgia Power Co.

5.700% 06/01/17

3,140,000

3,257,659

Nisource Finance Corp.

5.250% 09/15/17

2,645,000

2,408,124

Pacific Gas & Electric Co.

5.625% 11/30/17

1,910,000

1,962,116

Southern Co.

5.300% 01/15/12

2,050,000

2,144,925

Virginia Electric Power

5.100% 11/30/12

3,140,000

3,262,573

5.400% 01/15/16

1,110,000

1,121,845

Electric Total

16,317,690

Utilities Total

16,317,690

Total Corporate Fixed-Income Bonds & Notes (cost of $128,393,391)

128,312,919

Commercial Mortgage-Backed Securities – 14.8%

Bank of America Commercial Mortgage, Inc.

4.760% 11/10/39

4,350,000

4,256,287

Commercial Mortgage Asset Trust

7.230% 01/17/32

2,000,000

2,129,673

7.800% 11/17/32

3,556,000

3,921,141

Credit Suisse First Boston Mortgage Securities Corp.

5.881% 12/15/35(c)

3,325,000

2,926,433

First Union National Bank Commercial Mortgage, Inc.

6.141% 02/12/34

5,135,000

5,232,147

JP Morgan Chase Commercial Mortgage Securities Corp.

4.738% 07/15/42

4,500,000

4,415,251

5.300% 12/15/44(a)

5,430,000

4,786,088

Morgan Stanley Dean Witter Capital I

4.740% 11/13/36

3,085,000

2,956,379

5.168% 01/14/42

3,104,000

3,109,155

Nomura Asset Securities Corp.

7.297% 03/15/30(a)

4,025,000

4,360,008

Salomon Brothers Mortgage Securities VII

4.865% 03/18/36

3,320,000

3,223,434

Wachovia Bank Commercial Mortgage Trust

4.608% 12/15/35

6,525,000

6,379,936

5.001% 07/15/41

1,719,000

1,708,297

5.087% 07/15/42

4,267,000

4,188,641

5.110% 07/15/42

6,150,000

5,987,268

5.230% 07/15/41

4,775,000

4,710,407

6.287% 04/15/34

1,435,000

1,490,218

Total Commercial Mortgage-Backed Securities (cost of $67,930,269)

65,780,763

See Accompanying Notes to Financial Statements.

11

Columbia Short-Intermediate Bond Fund

March 31, 2008

Collateralized Mortgage Obligations – 10.1%

Par ($)

Value ($)

Agency – 7.9%

Federal Home Loan Mortgage Corp.

4.375% 04/15/15

2,583,336

2,616,601

Federal National Mortgage Association

5.000% 09/25/33

8,350,981

8,553,616

5.500% 03/25/33

3,995,000

4,080,933

Government National Mortgage Association

4.478% 08/16/32

2,925,000

2,961,650

4.667% 09/16/25

2,800,000

2,839,567

5.183% 05/16/28

10,355,000

10,665,011

5.250% 07/16/29

3,481,352

3,573,274

Agency Total

35,290,652

Non - Agency – 2.2%

Bear Stearns Adjustable Rate Mortgage Trust

6.508% 04/25/34(a)

770,120

755,917

Countrywide Alternative Loan Trust

6.000% 10/25/34

2,636,551

2,671,156

Washington Mutual

4.678% 05/25/35(a)

3,322,000

3,309,110

Wells Fargo Mortgage Backed Securities Trust

4.541% 02/25/35(a)

2,843,153

2,827,471

Non - Agency Total

9,563,654

Total Collateralized Mortgage Obligations (cost of $43,939,380)

44,854,306

Mortgage-Backed Securities – 8.7%

Federal Home Loan Mortgage Corp.

5.000% 08/01/35

2,867,956

2,844,257

5.919% 07/01/36(a)

3,205,687

3,261,258

6.000% 08/01/21

301,847

310,864

6.000% 10/01/21

1,027,161

1,057,848

Federal National Mortgage Association

4.513% 05/01/33(a)

1,898,561

1,929,981

4.709% 11/01/12

2,630,000

2,694,505

4.847% 01/01/35(a)

4,134,479

4,178,980

5.000% 10/01/35

8,854,241

8,776,413

5.000% 11/01/36

6,493,221

6,436,146

5.000% 03/01/38

164,692

163,147

5.500% 04/01/31

2,778

2,817

5.804% 07/01/36(a)

3,415,594

3,487,052

7.500% 10/01/16

443,786

463,861

Government National Mortgage Association

4.500% 09/15/33

1,930,185

1,877,332

4.500% 10/15/33

1,164,927

1,133,028

6.000% 11/15/23

262,392

272,773

8.000% 05/15/23

1,351

1,479

8.500% 01/15/17

11,640

12,780

8.500% 04/15/17

7,602

8,347

Total Mortgage-Backed Securities (cost of $38,509,882)

38,912,868

See Accompanying Notes to
Financial Statements.

12

Columbia Short-Intermediate Bond Fund

March 31, 2008

Asset-Backed Securities – 3.0%

Par ($)

Value ($)

Capital Auto Receivables Asset Trust

4.460% 07/15/14

3,655,000

3,622,751

5.500% 04/20/10(c)

2,200,000

2,232,765

Capital One Master Trust

6.700% 06/15/11(c)

2,000,000

1,997,827

Capital One Multi-Asset Execution Trust

4.700% 06/15/15

2,665,000

2,695,291

Chase Funding Mortgage Loan Asset Backed Certificates

3.139% 04/25/33(a)

164,388

156,499

USAA Auto Owner Trust

4.900% 02/15/12

400,000

406,645

5.070% 06/15/13

2,385,000

2,432,595

Total Asset-Backed Securities (cost of $13,515,958)

13,544,373

Municipal Bonds – 1.7%

New York – 0.3%

NY Tollway Authority Service Contract Revenue

Local Highway & Bridge, Series 2008, 5.000% 04/01/13

1,195,000

1,297,113

New York Total

1,297,113

Texas – 0.7%

TX San Antonio Certificates Obligation

Series 2007, 4.000% 08/01/12

1,850,000

1,931,252

TX Transportation Commission Highway Fund Revenue

Series 2007, 5.000% 04/01/19

1,100,000

1,177,737

Texas Total

3,108,989

Wisconsin – 0.7%

WI State

Series 2005 E, 5.000% 05/01/11

3,100,000

3,306,956

Wisconsin Total

3,306,956

Total Municipal Bonds (cost of $7,623,571)

7,713,058

Short-Term Obligation – 3.7%

Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 08/15/28, market value $16,926,000
(repurchase proceeds $16,589,461)

16,589,000

16,589,000

Total Short-Term Obligation (cost of $16,589,000)

16,589,000

Total Investments – 100.0% (cost of $443,415,128)(d)

445,752,724

Other Assets & Liabilities, Net – 0.0%

(107,505
)

Net Assets – 100.0%

445,645,219

See Accompanying Notes to Financial Statements.

13

Columbia Short-Intermediate Bond Fund

March 31, 2008

Notes to Investment
Portfolio:

(a)
The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2008.

(b)
Perpetual Security. Maturity date presented represents the next call date.

(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid, amounted to $7,157,025, which represents 1.6% of net assets.

(d)
Cost for federal income tax purposes is $443,415,128.

Acronym

Name

MTN

Medium-Term Note

At March 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)

% of Net Assets

Government & Agency Obligations

29.2

Corporate Fixed-Income Bonds & Notes

28.8

Commercial Mortgage-Backed Securities

14.8

Collateralized Mortgage Obligations

10.1

Mortgage-Backed Securities

8.7

Asset-Backed Securities

3.0

Municipal Bonds

1.7

96.3

Short-Term Obligation

3.7

Other Assets & Liabilities, Net

0.0

100.0

See Accompanying Notes to
Financial Statements.

14

Statement of Assets and Liabilities – Columbia Short-Intermediate Bond Fund

March 31, 2008

$ (a)(b)

Assets

Investments, at cost

443,415,128

Investments, at value

445,752,724

Cash

97,643

Receivable for:

Investments sold

402,913

Fund shares sold

78,708

Interest

3,906,104

Futures variation margin

702

Other assets

22,947

Total Assets

450,261,741

Liabilities

Payable to affiliate

51,840

Expense reimbursement due to Investment Advisor

13,911

Payable for:

Investments purchased

2,677,833

Fund shares repurchased

236,748

Distributions

1,232,485

Investment advisory fee

132,764

Administration fee

30,808

Shareholder servicing fee

95,363

Transfer agent fee

7,614

Pricing and bookkeeping fees

11,902

Distribution and service fee

—
*

Trustees’ fees

5,238

Custody fee

6,709

Chief compliance officer expenses

142

Other liabilities

113,165

Total Liabilities

4,616,522

Net Assets

445,645,219

Net Assets Consist of

Paid-in capital

441,870,267

Undistributed net investment income

73,933

Accumulated net realized gain

1,363,423

Net unrealized appreciation on investments

2,337,596

Net Assets

445,645,219

Class A

Net assets

$
10,005

Shares outstanding

1,381

Net asset value per share

$
7.24
(c)

Maximum sales charge

3.25
%

Maximum offering price per share ($7.24/0.9675)

$
7.48
(d)

Class C

Net assets

$
10,005

Shares outstanding

1,381

Net asset value and offering price per share

$
7.24
(c)

Class Z

Net assets

$
445,625,209

Shares outstanding

61,547,555

Net asset value and offering price per share

$
7.24

*
Rounds to less than $1.

(a)
The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)
On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares.

(c)
Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d)
On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia Short-Intermediate Bond Fund

For the Year Ended March 31, 2008

($)

Investment Income

Interest

22,403,951

Dividends

423,987

Total Investment Income

22,827,938

Expenses

Investment advisory fee

1,583,300

Administration fee

620,515

Shareholder servicing fee—Class Z

1,130,930

Distribution fee—Class C Shareholder service fee

—
*

Class A

—
*

Class C

—
*

Transfer agent fee

27,590

Pricing and bookkeeping fees

75,484

Trustees’ fees

27,046

Custody fee

26,576

Chief compliance officer expenses

142

Other expenses

137,488

Total Expenses

3,629,071

Fees and expenses waived or reimbursed by Investment Advisor and/or Administrator

(249,308
)

Custody earnings credit

(4,561
)

Net Expenses

3,375,202

Net Investment Income

19,452,736

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts

Net realized gain on:

Investments

5,948,992

Futures contracts

576,262

Swap contracts

109,296

Net realized gain

6,634,550

Net change in unrealized appreciation (depreciation) on:

Investments

1,975,195

Futures contracts

(68,694
)

Net change in unrealized appreciation

1,906,501

Net Gain

8,541,051

Net Increase Resulting from Operations

27,993,787

*
Rounds to less than $1.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia Short-Intermediate Bond Fund

Increase (Decrease) in Net Assets

Year Ended March 31, 2008 ($) (a)(b)(c)

Year Ended March 31, 2007 ($)

Operations

Net investment income

19,452,736

19,677,927

Net realized gain (loss) on investments, futures contracts and swap contracts

6,634,550

(3,129,379
)

Net change in unrealized appreciation on investments and futures contracts

1,906,501

8,596,210

Net Increase Resulting from Operations

27,993,787

25,144,758

Distributions to Shareholders

From net investment income:

Class A

(1
)

—

Class C

(1
)

—

Class Z

(19,374,299
)

(19,642,311
)

Total Distributions to Shareholders

(19,374,301
)

(19,642,311
)

Share Transactions

Class A:

Subscriptions

10,000

—

Class C:

Subscriptions

10,000

—

Class Z:

Subscriptions

72,060,897

127,159,970

Distributions reinvested

2,548,290

2,558,710

Redemptions

(104,879,297
)

(105,017,990
)

Net Increase (Decrease)

(30,270,110
)

24,700,690

Net Increase (Decrease) from Share Transactions

(30,250,110
)

24,700,690

Total Increase (Decrease) in Net Assets

(21,630,624
)

30,203,137

Net Assets

Beginning of period

467,275,843

437,072,706

End of period

445,645,219

467,275,843

Undistributed (Overdistributed) net investment income at end of period

73,933

(45,974
)

Changes in Shares

Class A:

Subscriptions

1,381

—

Class C:

Subscriptions

1,381

—

Class Z:

Subscriptions

10,138,315

18,049,503

Issued for distributions reinvested

357,789

362,756

Redemptions

(14,779,847
)

(14,921,064
)

Net Increase (Decrease)

(4,283,743
)

3,491,195

(a)
The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)
On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z shares. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

See Accompanying Notes to
Financial Statements.

17

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares

Period Ended March 31, 2008 (a)

Net Asset Value, Beginning of Period

$
7.24

Income from Investment Operations:

Net investment income (b)

—
(c)

Net realized and unrealized gain (loss) on investments

—
(c)

Total from Investment Operations

—
(c)

Less Distributions to Shareholders:

From net investment income

—
(c)

Net Asset Value, End of Period

$
7.24

Total return (d)(e)(f)

0.01
%

Ratios to Average Net Assets/Supplemental Data:

Net expenses (g)(h)

1.00
%

Waiver/Reimbursement (h)

0.05
%

Net investment income (g)(h)

3.44
%

Portfolio turnover rate (f)

109
%

Net assets, end of period (000’s)

$
10

(a)
Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)
Per share data was calculated using the average shares outstanding during the period.

(c)
Rounds to less than $0.01.

(d)
Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)
Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)
Not annualized.

(g)
The benefits derived from custody credits had an impact of less than 0.01%.

(h)
Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Short-Intermediate Bond
Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares

Period Ended March 31, 2008 (a)

Net Asset Value, Beginning of Period

$
7.24

Income from Investment Operations:

Net investment income (b)

—
(c)

Net realized and unrealized gain (loss) on investments

—
(c)

Total from Investment Operations

—
(c)

Less Distributions to Shareholders:

From net investment income

—
(c)

Net Asset Value, End of Period

$
7.24

Total return (d)(e)(f)

0.01
%

Ratios to Average Net Assets/Supplemental Data:

Net expenses (g)(h)

1.75
%

Waiver/Reimbursement (h)

0.05
%

Net investment income (g)(h)

2.69
%

Portfolio turnover rate (f)

109
%

Net assets, end of period (000’s)

$
10

(a)
Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)
Per share data was calculated using the average shares outstanding during the period.

(c)
Rounds to less than $0.01.

(d)
Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)
Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)
Not annualized.

(g)
The benefits derived from custody credits had an impact of less than 0.01%.

(h)
Annualized.

See
Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Short-Intermediate Bond
Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

Year Ended March 31,

2008 (a)

2007

2006

2005

2004

Net Asset Value, Beginning of Period

$
7.10

$
7.01

$
7.16

$
7.40

$
7.39

Income from Investment Operations:

Net investment income

0.31
(b)

0.31
(b)

0.27
(b)

0.26
(b)

0.26

Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts

0.13

0.09

(0.12
)

(0.22
)

0.11

Total from Investment Operations

0.44

0.40

0.15

0.03

0.37

Less Distributions to Shareholders:

From net investment income

(0.30
)

(0.31
)

(0.28
)

(0.26
)

(0.26
)

From net realized gains

—

—

(0.02
)

(0.01
)

(0.10
)

Total Distributions to Shareholders

(0.30
)

(0.31
)

(0.30
)

(0.27
)

(0.36
)

Net Asset Value, End of Period

$
7.24

$
7.10

$
7.01

$
7.16

$
7.40

Total return (c)(d)

6.42
%

5.79
%

2.06
%

0.45
%

5.25
%

Ratios to Average Net Assets/Supplemental Data:

Net expenses (e)

0.75
%

0.75
%

0.72
%

0.60
%

0.56
%

Waiver/Reimbursement

0.05
%

0.05
%

0.09
%

0.21
%

0.13
%

Net investment income (e)

4.31
%

4.38
%

3.74
%

3.53
%

3.56
%

Portfolio turnover rate

109
%

70
%

75
%

59
%

85
%

Net assets, end of period (000’s)

$
445,625

$
467,276

$
437,073

$
410,392

$
413,267

(a)
On March 31, 2008, Shares class of Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of Class Z includes the financial information of Intermediate-Term Bond Fund’s Shares class.

(b)
Per share data was calculated using the average shares outstanding during the period.

(c)
Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)
Total return at net asset value assuming all distributions reinvested.

(e)
The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Short-Intermediate Bond Fund

March 31, 2008

Note 1. Organization

Columbia Short-Intermediate Bond Fund, a series of Columbia Funds Series Trust I (the
“Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Intermediate-Term Bond Fund (the “Predecessor Fund”), a series of
Excelsior Funds, Inc. The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

Investment Objective

The Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31,
2008, the Predecessor Fund’s Shares class and Institutional Class were reorganized into Class Z shares of the Fund. Class A and Class C shares of the Fund commenced operations and public offering on March 31, 2008.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C shares are subject to a
1.00% CDSC on shares sold within one year of purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statements presentation. The changes have no effect on the ratios.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security
Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end
investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements are stated at fair value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

21

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of
SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 (SFAS 161”), Disclosures about
Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or
reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which it could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors,
LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any
given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Swap Contracts

The Fund may engage in swap transactions such as interest rate and volatility swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain (loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the
Statement of Assets and Liabilities. A realized gain or

22

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost
of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction.
There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves,
to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net
investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Income Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income

Accumulated Net Realized Gain

Paid-In Capital

$41,472

$(41,472)

$—

Net investment income and net realized gains, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

23

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

March 31, 2008

March 31, 2007

Distributions paid from:

Ordinary Income*

$
19,374,301

$
19,470,592

*
For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income

Undistributed Long-Term Capital Gains

Net Unrealized Appreciation

$2,975,723

$631,907

$2,337,596

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation

$
7,372,661

Unrealized depreciation

(5,035,065
)

Net unrealized appreciation

$
2,337,596

The Fund utilized capital loss carryforwards of $5,128,301 during the year ended March 31, 2008.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, post-October capital losses of $937,790 attributed to security transactions were deferred to April 1, 2008.

The Fund adopted
Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an Interpretation of FASB Statement No. 109 (“FIN 48”) on September 28, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund’s financial statements and no cumulative effect adjustment was recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Effective March 31, 2008, Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Prior to March 31, 2008, UST Advisers, Inc. (“USTA”) was the investment advisor to the Predecessor Fund. USTA is a wholly owned subsidiary of BOA. Prior to July 1, 2007, USTA was a wholly owned subsidiary of The
Charles Schwab Corporation.

Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets

Annual Fee Rate

First $1 billion

0.35%

$1 billion to $1.5 billion

0.30%

$1.5 billion to $3 billion

0.29%

$3 billion to $6 billion

0.28%

Over $6 billion

0.27%

Prior to March 31, 2008, USTNA and/or USTA were entitled to receive investment advisory fees at the annual rate of
0.35% of the Fund’s average daily net assets.

24

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

For the year ended March 31, 2008, the Fund’s effective investment advisory fee rate was 0.35% of the Fund’s average daily net assets.

Administration Fee

Columbia serves as the administrator of the Fund and
served as the administrator of the Predecessor Fund after June 30, 2007. USTA served as administrator of the Predecessor Fund prior to July 1, 2007. BISYS Fund Services served as sub-administrator of the Predecessor Fund through September 16,
2007.

Effective March 31, 2008, Columbia is entitled to receive a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets. Columbia has voluntarily agreed to waive 0.05% of the administration fees payable by the Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Columbia was entitled to receive an administration fee based on the combined average daily net assets of the Predecessor Fund and certain other affiliated funds, at the annual rates listed below:

Average Daily Net Assets

Annual Fee Rate

First $200 million

0.200
%

Next $200 million

0.175
%

In excess of $400 million

0.150
%

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Predecessor Fund as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to
waive administration fees for the Fund at the annual rate of 0.05% of average daily net assets.

For the year ended March 31, 2008, the amounts charged to
the Fund and the Predecessor Fund by affiliates included in the Statement of Operations under “Administration fees” aggregated $591,009, of which $29,350 is unpaid.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial
Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The
Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month.
The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of -pocket expenses and charges. State Street and Columbia commenced service to the
Predecessor Fund under the State Street Agreements effective September 17, 2007.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services
Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of -pocket expenses. Columbia commenced service to the Predecessor Fund under the Services Agreement effective September 17,
2007. Prior to January 1, 2008, the Predecessor Fund also reimbursed Columbia for accounting oversight services, services related to fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Predecessor Fund and USTA was responsible for oversight of those functions. On July 1, 2007, Columbia assumed responsibility from USTA for oversight activities performed by BISYS. BISYS was responsible for providing services to the Predecessor Fund through September 16, 2007.

For the year ended March 31, 2008, the amount charged to the Fund and the Predecessor Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated $5,746.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned

25

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to service as sub-transfer agent.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the
Transfer Agent maintains in connection with its services to the Fund. The transfer also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent commenced service to the Predecessor Fund under a similar agreement effective
September 17, 2007. Prior to March 31, 2008 the fee per open account was $17.00 per year. Prior to September 17, 2007, BFDS was the transfer agent of the Predecessor Fund.

For the year ended March 31, 2008, the amount charged to the Fund and the Predecessor Fund by affiliates included on the Statement of Operations under “Transfer Agent fees” aggregated $6,296, of which $931 is unpaid.

Shareholder Servicing Fees

The Predecessor Fund
entered into shareholder servicing agreements with various service organizations which included USTA. Under these agreements, the Predecessor Fund was permitted to pay a fee of up to 0.25% of the average daily net assets of the Predecessor
Fund’s shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who held shares of the Predecessor Fund.

For the year ended March 31, 2008, the amount charged to the Fund and the Predecessor Fund by affiliates included on the Statement of Operations under “Shareholder
Servicing fees” aggregated to $1,040,154 of which $83,086 is unpaid.

Distribution and Service Fees

Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Fund’s shares and served as distributor of the Predecessor Fund’s shares after September 16, 2007. For the period August 1, 2007 through September 16, 2007, Foreside Distribution Services, L.P. served as distributor of the Predecessor Fund’s shares.
Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor.

Effective March 31, 2008, the
Fund has adopted Rule 12b-1 plans (the “Plans”) for Class A and Class C shares, which require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and
Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

Fees Paid to Officers and Trustees

All officers of the Fund are employees
of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Fee Waivers and Expense Reimbursements

Effective March 31, 2008, Columbia has contractually agreed to waive fees and/or reimburse the Fund through July 31, 2009, for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, will not exceed 0.75%
annually of the Fund’s average daily net assets. There is no guarantee that this arrangement will continue after July 31, 2009.

26

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

Prior to March 31, 2008, the
Predecessor Fund’s investment advisor contractually agreed to waive fees and/or reimburse expenses for the Predecessor Fund through July 31, 2008 so the expenses incurred by the Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to over drafts, if any) after giving effect to any balanced credits from the Fund’s custodian would not exceed 0.75% annually of the Predecessor Fund’s average daily net assets.

Note 5. Custody Credits

The Fund has an agreement
with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $561,991,915 and
$483,863,512, respectively of which $458,658,697 and $443,318,985, respectively, were U.S. Government securities.

Note 7. Line of Credit

Effective March 31, 2008, the Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short term liquidity or temporary or emergency purposes. Prior to March 31, 2008, the Predecessor Fund participated in these lines of credit provided by State
Street. Prior to September 17, 2007, the Predecessor Fund participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase.

Interest on
the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in “Other expenses” on the Statement of Operations.
For the year ended March 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Concentration of Ownership

As of March 31, 2008, the Fund had one shareholder that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund. The percentage of shares of beneficial interest outstanding held therein is 88.6%.

Note 9. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors,
LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of
Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on
matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other

27

Columbia Short-Intermediate Bond Fund (continued)

March 31, 2008

things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set
forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.
Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events
described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia
Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the
Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and
certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law.
Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On
November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Short-Intermediate Bond Fund

In our opinion, the accompanying
statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the
Columbia Short-Intermediate Bond Fund, a series of Columbia Funds Series Trust I (formerly Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc.) at March 31, 2008 the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights
(hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the three years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

29

Federal Income Tax Information (Unaudited)

Columbia Short-Intermediate Bond Fund

For the fiscal year ended March
31, 2008, the Fund designates long-term capital gains of $663,502.

30

Fund Governance

The Trustees serve terms of
indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]

Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

John D. Collins (Born 1938)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee[2] (since 2007)

Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban
Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee[2] (since 2007)

Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investment Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund
Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds).

Douglas A. Hacker (Born 1955)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1996)

Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services,
ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL
Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and
Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Richard W. Lowry (Born 1938)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1995)

Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity
Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the
CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]

Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Hall, Piel and Collins as Trustees of the Trust.

31

Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]

Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Charles R. Nelson (Born 1942)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director,
Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September,
1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston
College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee[2] (since 2007)

Cable television producer and website designer; Editor, Scientific American from 1984 to 1986 and Vice President from 1986 to 1994; Director, National Institute of Social Sciences; Member
Advisory Board, The Stone Age Institute, Bloomington, Indiana. Oversees 80, Member, Board of Directors, National Institute of Social Sciences; Member, Advisory Board, The Stone Age Institute (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences; and Member, Board of Trustees of the William Alanson White Institute (institution for training psychoanalysts)

Patrick J. Simpson (Born 1944)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 2000)

Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1998)

Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

  c/o Columbia Management Advisors, LLC   One Financial
Center   Boston, MA 02111   Trustee and Chairman of the
Board[3] (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September,
1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). President – Application Systems Division
(from 1991 to 1994), Chief Financial Officer – U.S. Marketing & Service (from 1988 to 1991) and Chief Information Officer (from 1987 to 1988), IBM Corporation. Oversees 80, None

[2]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively.
The Excelsior Funds consist of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

32

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]

Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

William E. Mayer (Born 1940)

  c/o Columbia Management Advisors, LLC   One Financial
Center Boston, MA 02111 Trustee[4] (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing); and Black Rock Kelso Capital Corporation. (Investment Company)

[3]
Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[4]
  Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with
WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

33

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office

Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)

President-Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President –Columbia Management Distributors, Inc.,
since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding,
Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

  One Financial Center   Boston, MA 02111   Senior Vice President, Secretary and Chief Legal   Officer (since
2006)

Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April,
2005.

J. Kevin Connaughton (Born 1964)

  One Financial Center   Boston, MA 02111
Senior Vice President, Chief Financial Officer and Treasurer (since 2000)

Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia
Management Advisors, Inc., since April 2003; President –Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004,
and President, February 2004 to December 2004 –Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

  One Financial Center   Boston, MA 02111
Senior Vice President, Chief Compliance Officer (since 2007)

Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment
Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June,
2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

34

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office

Principal occupation(s) during past five years

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc.
(investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee
Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)

Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the
Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers
(independent registered public accounting firm) prior to October, 2002.

35

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the
“Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the
Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees
also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to
Columbia, including potential “fall-out” or ancillary benefits that Columbia or its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’
brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’
investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the
Independent Trustees.

Each of the funds covered by this report is a successor by reorganization to a series of Excelsior Funds Trust or Excelsior Funds,
Inc. (each a “Predecessor Fund”). Accordingly, in considering the approval of the Agreements for these funds, the Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, considered performance information for each of the Predecessor Funds, as well as anticipated expenses (and Columbia’s agreement to cap such expenses) for each of the funds. Similarly, because Columbia had not previously managed the Predecessor Funds, no information was available regarding the profitability of the Agreements to Columbia. The Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, considered information provided by Columbia regarding the resources available to, and compensation of, the portfolio managers of the Predecessor Funds who were continuing as portfolio managers of the funds. The Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, also considered the proposed fees for the funds relative to the fees charged to other Columbia-advised funds with generally similar investment objectives, and to those that had previously been approved by the trustees/directors of the Predecessor Funds.

Following meetings of the Advisory Fees and Expenses Committee held in December, 2007 and February, 2008, the Board of Trustees approved the Agreements for the funds covered by this report at its February 5, 2008 meeting. In considering whether to approve the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed

36

various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the Agreements:

The nature, extent and quality of the services to be provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by Columbia and its affiliates to the funds and the resources to be dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals, (ii) the portfolio management services to be provided by those investment professionals; and (iii) the trade execution services to be provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services to be provided supported the approval of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each Predecessor Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Predecessor Fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each Predecessor Fund’s peer group for purposes of performance and expense comparisons. In the case of each Predecessor Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the corresponding funds’ Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the Predecessor Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Predecessor Fund’s investment strategy and policies and that the Predecessor Fund performed within a reasonable range of expectations, given these investment decisions, market conditions and the Predecessor Fund’s investment strategy; (iii) that the Predecessor Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia intended to take steps designed to help improve the corresponding fund’s performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the corresponding funds.

The Trustees noted that, through June 30, 2007, each fund’s performance was in the quintiles set forth below
(where the best performance would be in the first quintile) for the one-, three- and five-year periods of the fund’s peer group selected by an independent third party provider for purposes of performance comparisons.

Predecessor Fund

1-Year Quintile

3-Year Quintile

5-Year Quintile

Blended Equity

1

1

1

Core Bond

5

—

—

Emerging Markets

4

5

4

Energy and Natural Resources

2

2

3

Equity Opportunities

1

1

—

Intermediate-Term Bond

2

1

1

International

5

4

3

Large Cap Growth

3

1

2

Mid Cap Value and Restructuring

2

4

4

Pacific/Asia

5

5

5

Small Cap

2

3

2

Value and Restructuring

1

1

1

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance generally and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each Predecessor Fund and Columbia

37

was sufficient, in light of other considerations, to warrant the approval of the Agreement pertaining each corresponding fund.

The costs of the services provided and compensation and ancillary benefits to be received by Columbia and its affiliates from their relationships with the funds.
The Trustees considered the fees that would be charged to the funds for advisory services as well as the estimated total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each Predecessor Fund’s advisory fees and total expense levels to those of the Predecessor Fund’s peer group and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s proposed advisory fees, the Trustees also took into account the anticipated demands and complexity of the investment management of each fund and the quality of the investment management of each corresponding Predecessor Fund. The Trustees considered prospective advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which were expected to benefit a number of the funds. The Trustees also noted management’s stated justification for the fees to be charged to the funds, which included information about the investment performance of the corresponding Predecessor Funds and the services to be provided to the funds.

The Trustees considered that each Predecessor
Fund’s actual management fees and total expenses were in the quintiles set forth below (where the lowest fees and expenses would be in the first quintile) of the fund’s peer group selected by an independent third party provider for purposes of expense comparisons.

Predecessor Fund

Actual Management Fee Quintile

Total Expenses Quintile

Blended Equity

4

1

Core Bond

4

1

Emerging Markets

5

2

Energy and Natural Resources

3

1

Equity Opportunities

1

1

Intermediate-Term Bond

2

1

International

5

2

Large Cap Growth

4

1

Mid Cap Value and Restructuring

3

1

Pacific/Asia

5

2

Small Cap

3

1

Value and Restructuring

4

1

The Trustees also considered the compensation that was to be received directly or indirectly by Columbia and its affiliates from their relationships with each fund. The Trustees reviewed information provided by management as to any ancillary benefits that may accrue to Columbia and its affiliates as a result of their relationships with the funds. The Trustees also considered the estimated expense level of each fund, the proposed breakpoint schedule for each fund and Columbia’s agreement to implement expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees to be charged to each fund supported the approval of the Agreement pertaining to that fund.

Economies of scale. The Trustees considered the existence of any anticipated economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and

38

compliance resources. The Trustees noted that many of the funds would benefit from breakpoints, expense caps or both.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were expected to be shared with the funds supported the approval of the Agreements.

Other factors. The Trustees also
considered other factors, which included but were not limited to the following:

■

the extent to which each Predecessor Fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates would provide to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services to be overseen or performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services; and

■

potential so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research that would be made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of the independent fee consultant and independent counsel, the Trustees, including the Independent Trustees, approved each of the Agreements.

39

[THIS PAGE INTEN TIONALLY LEFT BLANK]

40

Important Information About This Report

Columbia Short-Intermediate Bond Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box
8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management
Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short-Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the
Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your
Columbia Management representative for a prospectus, which contains this and other important information about the fund. Read it carefully before investing.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

Columbia Short-Intermediate

Bond Fund

Annual Report , March 31, 2008

©2008 Columbia Management
Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611
www.columbiafunds.com

SHC-42/153402-0308 (05/08) 08-56054

Annual Report

March 31, 2008

Equity Funds

■

Columbia Blended Equity Fund

■

Columbia Energy and Natural Resources Fund

■

Columbia Mid Cap Value and Restructuring Fund

■

Columbia Select Large Cap Growth Fund

■

Columbia Select Opportunities Fund

■

Columbia Select Small Cap Fund

■

Columbia Value and Restructuring Fund

■

Columbia Emerging Markets Fund

■

Columbia International Growth Fund

■

Columbia Pacific/Asia Fund

NOT FDIC INSURED

May Lose Value

NOT BANK ISSUED

No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to report that the integration of Excelsior Funds into the Columbia Funds complex is nearly complete. Financial information for each class of your Columbia
Fund is presented in this report. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the funds’ investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers’ reports on the following pages. I believe this discussion reflects
Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We
understand that many factors drove your decision to invest in your fund. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund’s investment manager include:

■

Broad and deep investment expertise, including dedicated portfolio management, research and trading

■

Strategically positioned investment disciplines and processes

■

Comprehensive compliance and risk management

■

A team-driven culture that draws upon multiple sources to pursue consistent and superior performance.

■

A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach – We draw from the
diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus – At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts. While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President,
Columbia Funds

Economic Update

Summary

For the 12-month period that ended March 31, 2008

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 5.08%. Developed stock markets outside the United States returned negative
2.70%, as measured (in U.S. dollars) by the MSCI EAFE Index and buoyed by a declining dollar.

S&P Index

MSCI Index

–5.08%

–2.70%

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return of 7.67%. High-yield bonds lost ground, returning negative 3.24%, as measured by the Credit Suisse High Yield Index.

Lehman Index

Credit Suisse Index

7.67%

–3.24%

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

The Lehman Brothers U.S.
Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not investments, do not incur fees or expenses and are not professional managed. It is not possible to invest directly in an index.

The U.S. economy experienced generally solid
growth early in the 12-month period that began April 1, 2007 and ended March 31, 2008. Gross domestic product growth, a common measure of growth, averaged just over 3.0% for the last three quarters of 2007. However, most indicators suggest that growth will be flat to down for the first quarter of 2008. During the period, an already fragile housing sector continued to struggle to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures have put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. In August, consumer confidence retreated from a six-year high and continued to fall through the end of the period. Volatility in the financial markets, rising prices at the pump and higher home heating bills all figured into sharply reduced expectations among consumers.

Consumer spending growth slowed during the period but
remained more resilient than most economists expected. However, job growth ground to a halt and job losses were reported every month in the first quarter, raising the unemployment rate to 5.1% — its highest level in more than five years.
Manufacturing activity also slowed, losing considerable momentum in the final months of the period.

Midway through the 12-month period, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate — the rate at which the Fed loans money to member banks. The Fed also cut another key short-term rate — the federal funds rate — to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad. As economic growth slowed and liquidity in the capital markets tightened, the Fed continued to chip away at the federal funds rate, which ended the period at 2.25%.1

Stocks retreated as economic storm clouds gathered

Against a
shifting economic backdrop, the U.S. stock market lost 5.08% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar plunged to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.70% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in the first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers.

The MSCI Emerging Markets Index3 returned 21.65% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.

Bonds delivered solid gains

The U.S. bond market seesawed
during the 12-month period but delivered a solid gain as investors sought out the relative safety of the highest quality sectors. Bond prices

Economic Update (continued)

declined and yields rose as economic growth picked up in the second quarter of 2007. However, bond prices subsequently rose and yields fell as stock market volatility increased and investors retreated from riskier investments to the safety of the U.S. Treasury market. The benchmark 10-year U.S. Treasury yield ended the 12-month period at 3.43%. In this environment, the Lehman Brothers U.S. Aggregate
Bond Index4 returned 7.67%. High-yield bonds, which have been strong performers for four years, took a beating in the final months of the period.
The Credit Suisse High Yield Index5 returned negative 3.24%.

[1]
In April 2008, the federal funds rate was reduced to 2.00%.

[2]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The
Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[3]
  The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

[4]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]
  The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Past Performance is no guarantee of future results

Fund Profile – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

  +0.35%   Class A
shares (without sales charge)

–5.08% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a
fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Blended Equity Fund, a series of Excelsior Funds, Inc. (the
“Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 0.35% without sales charge.

■

The fund outperformed its benchmark, the S&P 500 Index[1] and the average return of its peer group, the Lipper Large-Cap Core Funds Classification.[2]

■

  In a generally weak environment for stocks, the fund benefited from stock selection, particularly in the financials and energy sectors.

Portfolio Management

Richard Bayles
has co-managed the fund since March 31, 2008 and the Predecessor Fund since December 2004 and has been with the advisor or its predecessors or affiliate organizations since 1983.

Nischal Pai has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.
Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Blended Equity Fund

Annual operating expense ratio (%)*

Class A

1.23

Class C

1.98

Class Z

0.98

*
The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance
data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Blended Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge

without

with

Class A

14,551

13,716

Class C

14,551

14,551

Class Z

14,551

n/a

Average annual total return as of 03/31/08 (%)

Share class

A

C

Z

Inception

03/31/08

03/31/08

04/25/85

Sales charge

without

with

without

with

without

1-year

0.35

–5.43

0.35

–0.47

0.35

5-year

12.09

10.77

12.09

12.09

12.09

10-year

3.82

3.21

3.82

3.82

3.82

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for all periods are those of Shares class shares of Blended
Equity Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Blended Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■

  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.
Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.
In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled
“actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the
“hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08

Account value at the beginning of the period ($)

Account value at the end of the period ($)

Expenses paid during the period ($)

Fund’s annualized expense ratio (%)

Actual

Hypothetical

Actual

Hypothetical

Actual

Hypothetical

Actual

Class A

1,000.00

1,000.00

999.50

1,018.26

0.04
*

6.80

1.35

Class C

1,000.00

1,000.00

999.50

1,014.49

0.06
*

10.58

2.10

Class Z

1,000.00

1,000.00

909.30

1,019.46

5.29

5.60

1.11

*
These fund classes commenced public offering of shares on March 31, 2008 and reflect activities for one day.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Blended Equity
Fund

Performance
data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)

Class A

28.76

Class C

28.76

Class Z

28.76

Distributions declared per share

04/01/07 – 03/31/08 ($)

Class A

0.00
*

Class C

0.00
*

Class Z

7.30

*
These fund classes commenced public offering of shares on March 31, 2008.

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 0.35% without sales charge. The fund’s return was higher than the return of its benchmark, the S&P 500 Index,1 which returned negative 5.08% for the same period. The fund also outperformed the average return of its peer group, the Lipper Large-Cap Core Classification,2 which was negative 5.57% for the 12-month period. Stock selection in the financial, energy and health care sectors drove the fund’s solid performance during the period. However, the portion of the fund that is managed using a quantitative model for stock selection detracted from the fund’s return. The goal of the quantitative model is to increase the fund’s diversification, minimize the impact of taxes via active tax management and improve the risk-adjusted returns of the fund relative to its benchmark. However, this approach does not always improve absolute returns.

Diversified financial names boost returns

The fund’s emphasis on diversified investment managers benefited performance during the period. Contributors included Leucadia National Corp. and Berkshire Hathaway, Inc., which performed well in the turbulent market environment. While categorized as financials, both firms own widely diversified businesses and specialize in finding opportunities presented by market disruptions. The fund was able to sidestep the worst of the credit crisis by avoiding direct exposure to businesses that were most affected. Early in the period, the fund sold Dutch insurer Aegon, which lost ground due to subprime mortgage exposure.

Energy and health care stocks helped performance

Driving performance in the energy sector were oil and gas companies, Apache Corp. and Cimarex
Energy Co., which benefited from strong natural gas prices. Despite a relatively light emphasis on the sector overall, several health care holdings also helped returns, including diabetes care leader Novo Nordisk A/S and Johnson & Johnson, which was rewarded for its excellent corporate culture.

Other key contributors included BorgWarner, Inc., an auto parts company with a technology portfolio that is exposed to trends toward fuel efficiency and vehicle stability, and Florida landowner St. Joe Co., which we believe simply became too cheap and its stock price recovered during the year.

Mixed results from industrials, materials

Holdings in the industrials
sector produced mixed results. Strong contributors to performance included plane and train manufacturer Bombardier Inc., which gained operational efficiencies while taking advantage of a strong regional and business jet replacement cycle. Global commodity trader Noble Group Ltd. saw the commodities boom boost its business growth and investor recognition. However, several industrial

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization
U.S. stocks. Indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia Blended Equity Fund
(continued)

names detracted from returns, including RHJ International, the publicly traded investment vehicle of Ripplewood, which disappointed investors with limited participation in the recent round of mergers and acquisitions. Concerns about the global aerospace cycle and potential affects on growth hurt jet engine manufacturer Rolls-Royce Group PLC.

In the materials sector, Brazilian paper pulp producer Aracruz Celulose SA was a standout performer due to its positive management style and focus on business efficiencies. Nucor Corp., the second largest steel company in the U.S., continued to produce positive returns on the strength of its incentive-driven business model. However, a difficult credit environment and slowing U.S. economic growth had a negative impact on several holdings, including Vulcan Materials Co., which was hurt by the downturn in home building. Leading U.S. newsprint manufacturer, AbitibiBowater, Inc., was burdened with debt refinancing, and heavily leveraged global utility
AES Corp. came under fire as the credit cycle turned against firms that require debt to grow. Finally, concerns about the strength of the consumer hurt gym chain Life Time Fitness, Inc.

Seeking quality companies and cheap stocks

In an environment of continued market volatility in which investors may arbitrarily reduce the stock prices of quality companies based on broader market sector or segment concerns, the fund’s active investment team continues to seek investment opportunities that fit the fund’s two-prong strategy: seeking to identify companies with excellent corporate cultures or those that we believe are cheap relative to their earnings prospects. The fund also employs a quantitative model to select a portion of the fund’s stocks. The goal of the quantitative model is to increase the fund’s diversification, minimize the impact of taxes via active tax management and improve the risk-adjusted returns of the fund relative to its benchmark. However, this approach does not always improve absolute returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Top 5 sectors

as of 03/31/08 (%)

Financials

23.8

Energy

14.0

Industrials

12.6

Information Technology

11.9

Health Care

11.6

Top 10 holdings

as of 03/31/08 (%)

State Street Corp.

5.8

Exxon Mobil Corp.

3.8

Johnson & Johnson

3.6

Cisco Systems, Inc.

3.6

Abbot Laboratories

3.4

Microsoft Corp.

3.1

Target Corp.

3.1

Wal-Mart Stores, Inc.

2.8

General Electric Co.

2.7

Leucadia National Corp.

2.5

Holdings discussed in this report

as of 03/31/08 (%)

Leucadia Naional Corp.

2.5

Berkshire Hathaway, Inc.

2.4

Apache Corp.

2.5

Cimarex Energy Co.

2.3

Novo Nordisk A/S

2.2

Johnson & Johnson

3.6

BorgWarner Inc.

1.3

St. Joe Co.

1.8

Bombardier, Inc.

2.4

Noble Group Ltd

1.4

RHJ International

0.8

Rolls-Royce Group

1.5

Aracruz Celulose SA

1.8

Nucor Corp.

2.3

Vulcan Materials Co.

1.5

AbitibiBowater, Inc.

0.3

AES Corp.

1.1

Life Time Fitness, Inc.

1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+26.85% Class A shares (without sales charge)

–5.08% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Energy and Natural Resources Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 26.85% without sales charge.

■	The fund outperformed its benchmark, the S&P 500 Index[1] and the average of its peer group, the Lipper Natural Resources Funds Classification.[2]

■	An emphasis on independent oil and natural gas producers helped the fund deliver strong returns.

Portfolio Management

Michael F. Hoover has managed the fund since March 31, 2008 and the Predecessor Fund since December 1995 and has been with the advisor or its predecessors or affiliate organizations since 1989.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	45,654	43,037
Class C	45,498	45,498
Class Z	45,652	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		12/31/92
Sales charge	without	with	without	with	without
1-year	26.85	19.57	26.42	25.42	26.84
5-year	32.16	30.59	32.07	32.07	32.16
10-year	16.40	15.71	16.36	16.36	16.40

Annual operating expense ratio (%)*

Class A	1.23
Class C	1.98
Class Z	0.98

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Energy and Natural Resources Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.70	1,019.65	5.54	5.40	1.07
Class C	1,000.00	1,000.00	1,068.00	1,015.92	9.39	9.15	1.82
Class Z	1,000.00	1,000.00	1,071.60	1,019.65	5.54	5.40	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	25.49
Class C	25.40
Class Z	25.49

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	3.87
Class C	3.87
Class Z	3.90

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 26.85% without sales charge. The fund’s return was higher than the return of its benchmark, the S&P 500 Index, which returned negative 5.08% for the same period.1 The fund also outperformed the average return of its peer group, the Lipper Natural Resources Funds Classification, which returned 25.96% for the 12-month period.2 The fund’s exposure to independent oil and natural gas producers benefited performance as commodity prices rose. The stocks of other natural resources companies also rose substantially.

Independent oil and natural gas producers were top contributors

During the period, the fund had more exposure than the benchmark to independent oil and natural gas producers, which posted strong gains. Because the earnings growth of independent oil producers is driven by production volume and current market price, these companies benefited from the sharp rise in oil and natural gas prices and higher demand due to a seasonably cold winter in North America. The fund’s strongest performers in this sector were Range Resources Corp. and Quicksilver Resources, Inc. During the period, the fund reduced its exposure to major integrated oil companies, which struggled with rising labor and materials costs and declining production volumes, resulting from delays in completing complex deep water oil, gas and liquefied natural gas projects.

While many of the fund’s energy holdings delivered positive results, several positions underperformed. Among integrated oil companies, we reduced exposure to BP PLC and Exxon Mobil Corp. A combination of expensive production delays and rising costs were a drag on performance. Kodiak Oil & Gas Corp., an independent exploration and production company, also generated disappointing returns after it failed to execute drilling in the Vermillion Basin in Wyoming in 2007.

Coal, industrials also boosted returns

In the wake of flooding in Australia and power outages in South Africa, U.S. coal exports rose significantly, putting upward pressure on coal prices. The fund’s holdings in Walter Industries, Inc. and Alpha Natural Resources, Inc., benefited as a result of rising demand from China, which relies heavily on coal to meet its soaring energy usage.

Attractive performance in the industrials sector also boosted returns. Dryships, Inc., a global shipping company, experienced explosive growth associated with China’s rising demand for iron ore. However, we sold the stock before the end of the period because China attempted to force shipping rates down, a negative factor for future

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report – Columbia Energy and Natural Resources Fund (continued)

Top sectors

as of 03/31/08 (%)
Energy	61.3
Materials	18.9
Industrials	8.1
Utilities	4.4

Top 10 holdings

as of 03/31/08 (%)
Apache Corp.	3.4
Weatherford International Ltd.	3.0
Devon Energy Corp.	3.0
Plains Exploration & Production Co.	3.0
Southwestern Energy Co.	2.8
Halliburton Co.	2.7
Cia Vale do Rio Doce	2.7
Atwood Oceanics, Inc.	2.6
Occidental Petroleum Corp.	2.5
Deere & Co.	2.5

Holdings discussed in this report

as of 03/31/08 (%)
Range Resources Corp.	1.7
Quicksilver Resources, Inc.	2.3
BP PLC	0.1
Exxon Mobil Corp.	0.6
Kodiak Oil & Gas Corp.	0.5
Walter Industries, Inc.	2.0
Alpha Natural Resources, Inc.	2.1
Deere & Co.	2.5
Cia Vale do Rio Doce	2.7
Kinross Gold Corp.	2.2
Valero Energy Corp.	2.0
Frontier Oil Corp.	2.3
Monsanto Co.	0.8
Agrium, Inc.	2.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

business prospects. Agricultural equipment manufacturer, Deere & Company, also generated strong performance. We believe Deere is poised to benefit from rising corn prices and worldwide demand for ethanol.

Rising demand buoys natural resources holdings

In the materials sector, natural resources stocks benefited from the trend toward industrialization and urbanization in China, which spurred increased demand for copper and iron ore, driving prices higher. The fund’s position in Cia Vale do Rio Doce, a Brazilian iron ore producer, was a strong beneficiary of this trend. Another notable contributor in the materials sector was Kinross Gold Corp., a gold producer that benefited from rising gold production, due, in part, to a weak U.S. dollar.

Looking ahead

Because the fund’s performance is strongly correlated with the price of oil and gas, we have increased exposure to areas that we believe can help offset the effects of lower energy prices, should that occur. During the period, we added to two oil refinery positions: Valero Energy Corp. and Frontier Oil Corp. We believe that a drop in crude oil prices would result in higher profits for refineries, due to lower raw material costs. In keeping with this strategy, we have also emphasized companies poised to benefit indirectly from increased demand for corn-based ethanol. Two such holdings are Monsanto Co., an agricultural company that produces a drought-tolerant corn seed, and Agrium, Inc., a leading supplier of specialty crop fertilizers.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Energy and natural resources stocks have been volatile. They may be affected by rising interest rates and inflation and can also be affected by factors such as natural events (for example, earthquakes or fires) and international politics.

Fund Profile – Columbia Mid Cap Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–12.08% Class A shares (without sales charge)

–8.92% Russell Midcap Index

–14.12% Russell Midcap Value Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 12.08% without sales charge.

■	The fund underperformed one of its benchmarks, the Russell Midcap Index[1] and also trailed the average return of its peer group, the Lipper Midcap Value Funds Classification.[2]

■	Financial holdings, which were hurt by the subprime mortgage crisis, and certain consumer stocks also fared poorly as a result of the economic slowdown.

Portfolio Management

Timothy Evnin has co-managed the fund since March 31, 2008 and the Predecessor Fund since July 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

John McDermott has co-managed the fund since March 31, 2008 and the Predecessor Fund since July 2000 and has been with the advisor or its predecessors or affiliate organizations since 1996.

[1]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Mid Cap Value and Restructuring Fund

Annual operating expense ratio (%)*

Class A	1.25
Class C	2.00
Class R	1.50
Class Z	1.00

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Mid Cap Value and Restructuring fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	24,184	22,798
Class C	24,184	24,184
Class R	23,803	23,803
Class Z	24,184	n/a

Average annual total return as of 03/31/08 (%)
Share class	A		C		R	Z
Inception	03/31/08		03/31/08		12/31/04	05/31/96
Sales charge	without	with	without	with	without	without
1-year	–12.08	–17.14	–12.08	–12.93	–12.56	–12.08
5-year	13.57	12.25	13.57	13.57	13.21	13.57
10-year	9.23	8.59	9.23	9.23	9.06	9.23

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expense by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for all periods are those of Shares class shares of Mid Cap Value and Restructuring Fund, the predecessor to the Fund and a series of Excelsior Funds Trust (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Classes R and Z.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares are each sold only at net asset value, and have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Mid Cap Value and Restructuring Fund

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	998.99	1,019.48	0.03	*	5.57	1.10
Class C	1,000.00	1,000.00	998.99	1,015.76	0.05	*	9.31	1.85
Class R	1,000.00	1,000.00	813.50	1,016.98	7.27		8.09	1.60
Class Z	1,000.00	1,000.00	815.80	1,019.50	4.99		5.55	1.10

*	These fund classes commenced public offering of shares on March 31, 2008 and reflect activities for one day.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Mid Cap Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	18.29
Class C	18.29
Class R	18.10
Class Z	18.29

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.00	*
Class C	0.00	*
Class R	0.80
Class Z	0.83

*	These fund classes commenced public offering of shares on March 31, 2008.

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 12.08% without sales charge. The fund’s return was lower than the return of its benchmark, the Russell Midcap Index which returned negative 8.92% and higher than the negative 14.12% return of its other benchmark the Russell Midcap Value Index. 1 The fund underperformed the average return of its peer group, the Lipper Mid Cap Value Funds Classification, which was negative 11.72% for the 12-month period.2 In a volatile market environment, companies that we believe will likely benefit from restructuring or reorganization, which are the fund’s focus, came under pressure, especially those in the financial and consumer sectors.

Financials and consumer stocks hampered returns

Turmoil in the subprime mortgage market and a subsequent credit crunch took its biggest toll on financial stocks, including several held in the portfolio. The top three detractors to performance — CIT Group, Inc., First Marblehead Corp. and E*Trade — were all affected in some way by these factors.

CIT, a wholesale finance company, sustained losses in its housing-related lending portfolio and, like many finance companies, had difficulty accessing the market for securitizations.

First Marblehead, which facilitates student loans, also delivered disappointing results as it too was unable to securitize loans. We eliminated the fund’s position in First Marblehead as ongoing turmoil in the credit markets fundamentally altered the company’s business model.

The fund’s position in E*Trade was another drag on performance. E*Trade’s troubles stem from investments in mortgage-related securities, which were hurt as delinquencies and defaults on subprime mortgages rose. Given our concerns about E*Trade’s business prospects, we eliminated the position from the fund’s portfolio.

In sharp contrast to these disappointments, the fund’s best performing stock was MasterCard, Inc., which continued to benefit from excellent business execution and strong operating leverage. Because of its limited credit exposure, MasterCard was among the few financial companies to emerge from the subprime crisis unscathed. Both its revenue and profit growth continued to exceed expectations.

In the consumer discretionary sector, Tempur-Pedic International, Inc., a premium mattress manufacturer, was hurt by a slowdown in consumer spending growth. Despite strong management, company sales have been weak due to a marked slowdown in consumer spending on higher priced discretionary items.

[1]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia Mid Cap Value and Restructuring Fund (continued)

Top 5 sectors

as of 03/31/08 (%)
Energy	23.2
Financials	19.9
Consumer Discretionary	16.3
Industrials	15.9
Materials	9.0

Top 10 holdings

as of 03/31/08 (%)
Brink’s Co.	5.0
Noble Corp.	5.0
Williams Companies, Inc.	4.6
Aracruz Celulose SA	4.6
Devon Energy Corp.	4.4
Harris Corp.	4.4
Shire PLC	4.1
TJX Companies, Inc.	4.0
Empresa Brasileira de Aeronautica SA, ADR	3.9
Onex Corp.	3.8

Holdings discussed in this report

as of 03/31/08 (%)
CIT Group, Inc.	1.4
MasterCard, Inc.	3.6
Tempur-Pedic International, Inc.	1.9
Devon Energy Corp.	4.4
Aracruz Celulose SA	4.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Energy and paper stocks aided returns

The fund’s best performing sector was energy, which was aided by rising prices and strong demand from China. In addition, Devon Energy Corp., a U.S. oil company, benefited from these factors as well as from strong business execution. Aracruz Celulose SA, a Brazilian paper pulp company, generated excellent returns due also to growing demand from China as well as its low-cost manufacturing operation. The company raised prices several times over the past year, resulting in higher-than-anticipated earnings. The returns from these securities were not enough to offset weakness in other areas, especially in the fund’s financial holdings.

Looking ahead

Although the short-term economic outlook remains uncertain, we believe that the worst of the subprime debacle is behind us and that market confidence will likely be restored. We have made no significant changes to the fund’s positioning as a result of the market’s correction; however, we have used market weakness and volatility to upgrade the quality of fund holdings without sacrificing valuation. We have also added to holdings that we believe have been unfairly penalized by the market and are currently trading at attractive prices relative to their business prospects. The portfolio currently trades at 11 times earnings and less than nine times cash flow — two common measures of valuation. These figures are below the market’s average. If the companies represented in the fund generate earnings in line with our expectations, we believe the portfolio has the potential for solid performance.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Fund Profile – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+6.60% Class A shares (without sales charge)

–0.75% Russell 1000 Growth Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Large Cap Growth Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 6.60% without sales charge.

■	Despite a difficult market environment, the fund outperformed its benchmark, the Russell 1000 Growth Index[1] and its peer group, the Lipper Large Cap Growth Funds Classification.[2]

■	The fund benefited from stock selection across a variety of sectors.

Portfolio Management

Thomas Galvin has managed the fund since March 31, 2008 and the Predecessor Fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	13,279	12,514
Class C	13,231	13,231
Class R	13,032	13,032
Class Z	13,279	n/a

Average annual total return as of 03/31/08 (%)
Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	10/01/97
Sales charge	without	with	without	with	without	without
1-year	6.60	0.44	6.23	5.23	6.12	6.60
5-year	14.31	12.97	14.23	14.23	13.88	14.31
10-year	2.88	2.27	2.84	2.84	2.68	2.88

Annual operating expense ratio (%)*

Class A	1.32
Class C	2.07
Class R	1.57
Class Z	1.07

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Large Cap Growth Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares are each sold only at net asset value, and have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	930.00	1,019.19	5.61	5.87	1.16
Class C	1,000.00	1,000.00	926.70	1,015.44	9.21	9.63	1.91
Class R	1,000.00	1,000.00	928.00	1,016.69	8.01	8.38	1.66
Class Z	1,000.00	1,000.00	930.00	1,019.19	5.61	5.87	1.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	11.30
Class C	11.26
Class R	11.09
Class Z	11.30

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.00
Class C	0.00
Class R	0.00
Class Z	0.00

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 6.60% without sales charge. The fund’s return was higher than the return of its benchmark, the Russell 1000 Growth Index1, which returned negative 0.75% for the same period. The fund also outperformed the average return of its peer group, the Lipper Large Cap Growth Funds Classification2, which was negative 0.12% for the 12-month period. Stock selection generally accounted for the fund’s strong return.

Stock selection drove fund returns

Despite a difficult market environment, the fund generated a positive return through careful stock selection. In the technology sector, which was one of the market’s weaker performers, positions in Research In Motion Ltd. and Apple, Inc. generated solid, positive returns. Both companies experienced strong sales of important products. Sales of Apple’s iPod, iPhone and computers were strong, while robust sales of the BlackBerry hand-held communications device boosted Research In Motion. In the health care sector, the fund owned Intuitive Surgical, Inc., which makes surgical tools, including a device for performing robotic surgery. Strong sales and profits buoyed Intuitive Surgical, which was the fund’s best-performing stock. Celgene Corp., a biopharmaceutical company, also performed well for the fund, the result of strong sales for a cancer treatment it produces.

Not all the fund’s stock selections were positive. We owned shares in Corporate Executive Board Co., which provides executive education and research, as well as seminars. Its share price declined significantly while the fund owned the stock as businesses cut back on discretionary expenses. Given the weak corporate outlook, we sold the stock. In the technology sector, Akamai Technologies, Inc., which provides a platform for global internet content and application delivery also declined significantly over the period. The company faced increased competition, but also a slowdown in spending by corporate customers. However, Akamai is still a major force in digital media — it runs Apple’s iTunes — and we continue to hold the stock because we believe it has strong future growth potential.

In the consumer sector, Starbucks Corp. lost ground as increased competition and higher operating and food costs pressured margins at a time when consumers were cutting back on spending. We sold Starbucks during the period.

Sector decisions

Although we focus primarily on stock selection, we made certain decisions about sector exposure which aided performance during the period. We reduced the fund’s exposure to consumer discretionary and financial stocks, which were beset, respectively, by slower spending growth and turmoil in the subprime sector. In the consumer sector, we sold

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report – Columbia Select Large Cap Growth Fund (continued)

Top 5 sectors

as of 03/31/08 (%)
Health Care	38.5
Information Technology	37.6
Industrials	7.6
Consumer Discretionary	6.3
Telecommunication Services	4.5

Top 10 holdings

as of 03/31/08 (%)
Gilead Sciences, Inc.	4.9
Apple, Inc.	4.8
Genentech, Inc.	4.7
Celgene Corp.	4.7
Research In Motion Ltd.	4.6
Google, Inc.	4.5
QUALCOMM, Inc.	4.5
Amercia Movil SAB de CV	4.5
First Solar, Inc.	4.4
CME Group, Inc.	4.1

Holdings discussed in this report

as of 03/31/08 (%)
Research In Motion Ltd.	4.6
Apple, Inc.	4.8
Intuitive Surgical, Inc.	3.3
Celgene Corp.	4.7
Akamai Technologies, Inc.	3.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

electronics retailer Best Buy Co., Inc. and home improvement retailer Lowe’s Cos. In financials, we sold education finance company SLM Corp. (“Sallie Mae”), and the brokerage Lehman Brothers Holdings, Inc. before their stocks declined sharply.

Looking Ahead

We have positioned the portfolio with an emphasis on growth companies that are more dependent on product cycles than economic cycles. We believe these companies have the potential to weather a slowdown and to rebound as growth picks up and confidence is restored. We have also emphasized companies that have relatively low debt levels and strong cash flow, which should enable them to be more aggressive than their competitors in marketing, research and development and innovation during a downturn, all of which can help them gain market share.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks includes the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Fund Profile – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+1.86% Class A shares (without sales charge)

–5.08% S&P 500 Index

–5.40% Russell 1000 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Equity Opportunities Fund, a series of Excelsior Funds Trust (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 1.86% without sales charge.

■	The fund outperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index[1] and the average return of its peer group, the Lipper Multi-Cap Core Funds Classification[2].

■	In a weak environment for stocks, the fund benefited from positive stock selection particularly in the financials, energy and materials sectors.

Portfolio Management

Richard Bayles has managed the fund since March 31, 2008 and the Predecessor Fund since March 2004 and has been with the advisor or its predecessors or affiliate organizations since 1983.

Fatima Dickey has managed the fund since March 31, 2008 and the Predecessor Fund since March 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Opportunities Fund

Annual operating expense ratio (%)*

Class A	1.25
Class C	2.00
Class Z	1.00

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 03/31/04 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/31/04 – 03/31/08 ($)

Sales Charge	without	with
Class A	14,640	13,799
Class C	14,575	14,575
Class Z	14,644	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		03/31/04
Sales charge	without	with	without	with	without
1-year	1.86	–3.97	1.41	0.42	1.89
Life	10.00	8.38	9.88	9.88	10.01

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Equity Opportunities Fund, the predecessor to the Fund and a series of Excelsior Funds Trust (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Opportunities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.20	1,019.75	5.01	5.30	1.05
Class C	1,000.00	1,000.00	904.20	1,016.00	8.57	9.07	1.80
Class Z	1,000.00	1,000.00	908.40	1,019.75	5.01	5.30	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	13.96
Class C	13.93
Class Z	13.96

Distributions declared per share

04/01/07 - 03/31/08 ($)
Class A	0.45
Class C	0.41
Class Z	0.52

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 1.86% without sales charge. The fund’s return was higher than the return of its benchmarks, the S&P 500 Index, which returned negative 5.08%, and the Russell 1000 Index, which returned negative 5.40%, for the same period.1 The fund also outperformed the average return of its peer group, the Lipper Multi-Cap Core Funds Classification, which was negative 5.57% for the 12-month period.2 Despite difficult market conditions, strong stock selection in the financials, energy and materials sectors drove the fund’s relative and absolute performance.

Diversified financial names boost returns

An emphasis on diversified investment managers benefited performance during the period. Contributors included Leucadia National Corp. and Berkshire Hathaway, Inc., which performed well in the turbulent market environment. While categorized as financials, both firms own widely diversified businesses and specialize in finding opportunities presented by market disruptions. Singapore Exchange Ltd., a capital market exchange benefited from its global positioning and a regulatory environment that is favorable to the goals of business. The fund was able to sidestep the worst of the credit crisis by avoiding direct exposure to businesses that were most affected. Early in the period, the fund sold Dutch insurer Aegon, which lost ground due to subprime mortgage exposure.

Energy and materials holdings helped performance

Energy holdings contributed positively to performance. Oil and gas companies, Apache Corp. and Cimarex Energy Co., benefited from strong pricing of natural gas. An emphasis on materials stocks also proved helpful. Monsanto Co., the world leader in seed technology, distanced itself from competitors while taking advantage of changing climate conditions and the growing scarcity of fuel and food. Brazilian paper pulp producer Aracruz Celulose SA benefited from a positive management style with a focus on business efficiencies.

Other key contributors included BorgWarner, Inc., an auto parts company with a technology portfolio that is exposed to trends toward fuel efficiency and vehicle stability, and Novo Nordisk A/S, a recognized leader in diabetes care. We believe Florida landowner St. Joe Co. simply became too cheap and its stock price recovered during the year.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia Select Opportunities Fund (continued)

Top 5 sectors

as of 03/31/08 (%)
Financials	22.8
Industrials	19.7
Materials	15.6
Energy	14.0
Consumer Discretionary	11.5

Top 10 holdings

as of 03/31/08 (%)
Monsanto Co.	5.2
Bombardier, Inc.	4.6
Leucadia National Corp.	4.1
Berkshire Hathaway, Inc.	3.8
Apache Corp.	3.8
Nucor Corp.	3.5
Novo Nordisk A/S	3.3
Quanta Services, Inc.	3.0
NYSE Euronext	3.0
Noble Group Ltd.	2.9

Holdings discussed in this report

as of 03/31/08 (%)
Leucadia National Corp.	4.1
Berkshire Hathaway, Inc.	3.8
Singapore Exchange Ltd.	1.8
Apache Corp.	3.8
Cimarex Energy Co.	2.9
Monsanto Co.	5.2
Aracruz Celulose SA	2.4
BorgWarner, Inc.	2.0
Novo Nordisk A/S	3.3
St. Joe Co.	2.2
Bombardier, Inc.	4.6
Noble Group Ltd.	2.9
RHJ International	1.2
Rolls-Royce Group PLC	2.5
Vulcan Materials Co.	2.7
AbitibiBowater, Inc.	0.9
AES Corp.	2.6
Life Time Fitness, Inc.	2.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Mixed results from industrials

Several industrials holdings contributed to performance. Plane and train manufacturer Bombardier, Inc. gained operational efficiencies while taking advantage of a strong regional and business jet replacement cycle. The commodities boom boosted business growth and investor recognition of global commodity trader Noble Group Ltd. Stock selection in the sector was mixed, however, and a number of names detracted from returns. RHJ International, the publicly traded investment vehicle of Ripplewood, disappointed investors with limited participation in the recent mergers and acquisitions mania. Concerns about the global aerospace cycle and potential affects on growth hurt jet engine manufacturer Rolls-Royce Group PLC.

A difficult credit environment and slowing U.S. economic growth had a negative impact on several holdings, including Vulcan Materials Co., which was hurt by the downturn in home building. Leading U.S. newsprint manufacturer, AbitibiBowater, Inc., was burdened with debt refinancing, and heavily leveraged global utility AES Corp. came under fire as the credit cycle turned against firms that require debt to grow. Finally, concerns about the strength of the consumer hurt gym chain Life Time Fitness, Inc.

Seeking quality companies and cheap stocks

We expect market volatility to continue for the foreseeable future. We also anticipate that investors may shun quality companies based on broader market sector or segment concerns, bringing their prices down. Against this backdrop, the fund’s investment team plans to seek investment opportunities that fit the fund’s two-prong strategy of identifying companies with excellent corporate cultures or those that we believe are simply cheap relative to their earnings prospects.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–9.21% Class A shares (without sales charge)

–13.00% Russell 2000 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Small Cap Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 9.21% without sales charge.

■	In a declining stock market, the fund held up better than its benchmark, the Russell 2000 Index[1] and the average return of its peer group, the Lipper Small Cap Core Funds Classification.[2]

■	Stock selection and sector allocation helped limit losses in a difficult environment.

Portfolio Management

Douglas H. Pyle has managed the fund since March 31, 2008 and the Predecessor Fund since August 2001 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Jennifer Byrne has managed the fund since March 31, 2008 and the Predecessor Fund since August 2001 and has been with the advisor or its predecessors or affiliate organizations since 1999.

[1]

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	18,216	17,168
Class C	18,162	18,162
Class R	17,917	n/a
Class Z	18,216	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	–9.21	–14.42	–9.49	–10.32	–9.66	–9.22
5-year	18.30	16.90	18.23	18.23	17.91	18.30
10-year	6.18	5.55	6.15	6.15	6.00	6.18

Annual operating expense ratio (%)*

Class A	1.35
Class C	2.10
Class R	1.60
Class Z	1.10

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Small Cap Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Small Cap Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	833.30	1,018.99	5.51	6.06	1.20
Class C	1,000.00	1,000.00	833.20	1,015.24	8.94	9.83	1.95
Class R	1,000.00	1,000.00	831.60	1,016.48	7.81	8.59	1.70
Class Z	1,000.00	1,000.00	833.20	1,018.99	5.51	6.07	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	16.15
Class C	16.10
Class R	15.86
Class Z	16.15

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	1.48
Class C	1.48
Class R	1.48
Class Z	1.48

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 9.21% without sales charge. In a difficult environment for stocks, the fund held up better than its benchmark, the Russell 2000 Index, which returned negative 13.00% for the same period.1 The fund’s return was also better than the average return of its peer group, the Lipper Small Cap Core Funds Classification, which was negative 13.30% for the 12-month period.2 Stock selection and sector allocation helped limit losses.

A mixed environment for small-cap stocks

Early in the 12-month period, small-cap stock performance was positive. However, investors grew increasingly risk averse as the year progressed, fueled, in part, by a crisis in the subprime mortgage market and fears of an economic slowdown. In this environment, small-cap stocks fared worse than large-cap or mid-cap stocks. Yet, strong stock selection helped the fund hold up significantly better than its benchmark or peer group average. One of the fund’s largest holdings, FTI Consulting, Inc., performed strongly during the period. FTI provides forensic accounting, merger-litigation counseling and other consulting services to major corporations.

The fund also benefited when certain portfolio holdings were acquired at a premium. Oakley, a major U.S. sunglass company, was acquired by an Italian eyewear company. Arrow International, which manufactures medical devices, was acquired by an industry competitor. Andrew Corp. was acquired by CommScope, Inc., a holding that remains in the portfolio.

Sector allocation also benefited performance. The fund had significantly less exposure than the Index to financial stocks, a sector that was hit particularly hard by the subprime mortgage crisis. The fund’s weight in industrial stocks was higher than the benchmark, which aided the fund’s return because industrial stocks held up better than most other sectors for the period.

By contrast, the fund’s technology allocation hampered performance in the final quarter of the fiscal year. However, we have maintained the fund’s holdings because we believe that many companies have been caught in the broad top-down sell-off of companies. For example, electronic component manufacturer Technitrol, Inc. lost ground although business prospects remain solid. We have used this period of weakness in tech stocks to seek out other companies with solid fundamentals and the potential to weather the current downturn.

[1]

The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia Select Small Cap Fund (continued)

Top 5 sectors

as of 03/31/08 (%)
Information Technology	31.3
Industrials	19.1
Consumer Discretionary	16.8
Financials	15.9
Energy	6.1

Top 10 holdings

as of 03/31/08 (%)
Kansas City Southern	3.8
Ryland Group, Inc.	3.8
FTI Consulting, Inc.	3.7
Greenhill & Co., Inc.	3.6
St. Joe Co.	3.5
Simpson Manufacturing Co., Inc.	3.2
Columbia Sportswear Co.	3.1
Technitrol, Inc.	3.0
Quanex Corp.	3.0
Philadelphia Consolidated Holdings Corp.	3.0

Holdings discussed in this report

as of 03/31/08 (%)
FTI Consulting, Inc.	3.7
CommScope, Inc.	2.7
Technitrol, Inc.	3.0
Ryland Group, Inc.	3.8
St. Joe Co.	3.5
Simpson Manufacturing Co., Inc.	3.2
Drew Industries, Inc.	1.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

In addition, we took the opportunity of the decline in housing and construction stocks to invest in selected housing-related stocks. We initiated a position in Ryland Group, Inc., a homebuilder. Although the housing industry has been in a downturn, we believe the long-term outlook for housing is favorable because the population keeps growing. Ryland has liquidated excess inventory and used the proceeds to pay down debt. The stock has made a significant contribution to fund performance for the period. The fund also invested in St. Joe Co., a real estate development company; Simpson Manufacturing Co., Inc., a building products company; and more recently, Drew Industries, Inc., which makes parts and components for RVs and manufactured homes.

Looking Ahead

We believe the second half of 2008 will likely provide an improved climate for the U.S. economy as well as the stock market. The Fed’s short-term interest rate cuts have already produced some positive effects and by summer, we believe that the economy should begin to show the benefits of the fiscal stimulus package passed by Congress earlier this year. Given this outlook, we plan to continue to add selectively to the fund’s technology positions, which historically has been among the first to benefit from an economic recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–1.72% Class A shares
(without sales charge)

–9.99% Russell 1000 Value Index

–5.08% S&P 500 Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Value and Restructuring Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.72% without sales charge.

■

In a challenging environment for stocks, the fund held up better than both its benchmarks, the Russell 1000 Value Index and the S&P 500 Index[1] and its peer group, the Lipper Multi-Cap Core Funds Classification.[2]

■	Exposure to energy stocks and an underweight in technology aided performance while holdings in the financial sector hampered fund performance.

Portfolio Management

David J. Williams has co-managed the fund since March 31, 2008 and the Predecessor Fund since December 1992 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Timothy Evnin has co-managed the fund since March 31, 2008 and the Predecessor Fund since December 1992 and has been with the advisor or its predecessors or affiliate organizations since 1987.

John McDermott has co-managed the fund since March 31, 2008 and the Predecessor Fund since December 1992 and has been with the advisor or its predecessors or affiliate organizations since 1996.

[1]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Value and Restructuring Fund

Annual operating expense ratio (%)*

Class A	1.19
Class C	1.94
Class R	1.44
Class Z	0.94

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Index measures the performance of 1000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)
Sales charge	without	with
Class A	24,252	22,859
Class C	24,168	24,168
Class R	23,897	n/a
Class Z	24,245	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	–1.72	–7.36	–2.06	–3.02	–2.11	–1.74
5-year	18.54	17.15	18.46	18.46	18.20	18.54
10-year	9.26	8.62	9.23	9.23	9.10	9.26

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Value and Restructuring Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Value and Restructuring Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	907.20	1,019.91	4.85	5.14	1.02
Class C	1,000.00	1,000.00	904.10	1,016.16	8.41	8.91	1.77
Class R	1,000.00	1,000.00	905.90	1,018.26	6.42	6.80	1.35
Class Z	1,000.00	1,000.00	906.90	1,019.91	4.85	5.14	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	52.25
Class C	52.23
Class R	52.23
Class Z	52.22

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.87
Class C	0.71
Class R	0.99
Class Z	1.24

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.72% without sales charge. Although we are always disappointed to report negative performance, we take some comfort in knowing that the fund weathered a volatile environment better than its benchmarks, the Russell 1000 Value Index, which returned negative 9.99% and the S&P 500 Index, which returned negative 5.08%1 and the average return of its peer group, the Lipper Multi-Cap Core Funds Classification,2 which was negative 5.57% for the 12-month period. We believe that good stock selection and sector allocation aided the fund’s relative performance.

Energy and telecommunications selection, technology underweight were top contributors

In the energy sector, the fund’s oil, gas, and coal holdings were the beneficiaries of rising prices and attractive growth in emerging markets, especially China. Petroleo Brasileiro SA, also known as Petrobras, a Brazilian oil producer, delivered price gains following a large oil discovery off the Brazilian coast. Shares of CONSOL Energy, Inc., a U.S. coal mining company, also moved higher due to rising demand from China — the world’s largest coal consumer. In the telecommunications sector, America Movil SAB de CV, a Mexican-based wireless service provider, successfully expanded market share in Central and South America and its stock price rose.

The fund’s underweight in technology proved beneficial to performance. The technology sector registered sharp declines as companies reduced their spending.

Disappointments from financials, consumer stocks

Financial stocks proved disappointing as turmoil in the subprime market affected the entire sector. The weakest performers for the fund were Ambac Financial Group, Inc., CIT Group, Inc. and Lehman Brothers Holdings, Inc. Shares of bond insurer Ambac declined following losses from insuring risky subprime debt. CIT, which provides financing and leasing services, was hurt by rising delinquencies and defaults in its consumer loan portfolio leading to financing troubles. Despite our short-term disappointment in Lehman Brothers, we added to the fund’s position in the stock. The company avoided the massive write-downs that led to the collapse of a major competitor early in 2008, and we believe it offers long-term rebound potential. In keeping with our focus on value-priced companies with long-term potential, we invested in asset manager Invesco Ltd., in the financials sector. We believe the well-managed company, with a strong global franchise, is poised to benefit from strong growth in the Asia-Pacific region over the next decade.

[1]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia Value and Restructuring Fund (continued)

Top 5 sectors

as of 03/31/08 (%)
Energy	27.3
Financials	16.3
Industrials	15.6
Materials	13.5
Consumer Discretionary	8.1

Top 10 holdings

as of 03/31/08 (%)
Petroleo Brasileiro SA	4.5
America Movil SAB de CV	3.6
CONSOL Energy, Inc.	3.5
Devon Energy Corp.	3.0
Union Pacific Corp.	2.6
Harris Corp.	2.6
ConocoPhillips	2.6
Southern Copper Corp.	2.1
Black & Decker Corp.	2.1
Loews Corp. – Carolina Group	2.1

Holdings discussed in this report

as of 03/31/08 (%)
Petroleo Brasileiro SA	4.5
CONSOL Energy, Inc.	3.5
America Movil SAB de CV	3.6
Ambac Financial Group, Inc.	0.1
CIT Group, Inc.	0.3
Lehman Brothers Holdings, Inc.	1.0
Invesco Ltd.	1.4
TJX Companies, Inc.	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Consumer-oriented stocks fared poorly for the fund as U.S. consumer spending growth slowed. Given our outlook for continued slower spending, we have reduced the fund’s exposure to the sector. However, one notable exception to the recent negative trend was TJX Companies, Inc., a discount fashion retailer whose sales rose as cash-strapped Americans migrated to value-priced stores. TJX made a positive contribution to the fund’s performance.

Looking ahead

Despite a volatile year, we remain optimistic about the prospects for the U.S. economy and market confidence. We believe that the Federal Reserve Board’s aggressive interest rate cuts have the potential to stabilize the economy. As such, we have made no changes to the fund’s positioning except to take advantage of deep market discounts in order to upgrade the quality of holdings in the portfolio. The market downturn has provided us with the opportunity to eliminate companies in which our confidence had waned and use the proceeds to invest in the attractively-priced stocks of companies with higher growth potential.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, the price of its stock may not approach the value the managers’ have placed on it.

Fund Profile – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

+14.42% Class A shares (without sales charge)

+21.65% MSCI Emerging Markets Index

–2.70% MSCI EAFE Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Emerging Markets Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 14.42% without sales charge.

■

Robust economic growth helped the fund, its benchmark, the MSCI Emerging Markets Index[1] and its peer group, the Lipper Emerging Markets Fund Classification[2] achieve double-digit returns for the period.

■	Investments in companies that capitalized on industrialization and increased domestic consumption boosted performance, while certain sector and country allocations detracted from performance.

Portfolio Management

Dara White is the lead manager of the fund and has co-managed the fund since March 31, 2008 and the Predecessor Fund since February 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Jasmine (Weili) Huang has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Fred Copper has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2005.

[1]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)	Index performance is from December 31, 1998.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	26,188	24,672
Class C	26,099	26,099
Class Z	26,162	n/a

Average annual total return as of 03/31/08 (%)
Share class	A		C		Z
Inception	09/28/07		09/28/07		01/02/98
Sales charge	without	with	without	with	without
1-year	14.42	7.83	14.03	13.03	14.31
5-year	34.02	32.45	33.93	33.93	33.99
10-year	10.11	9.45	10.07	10.07	10.09

Annual operating expense ratio (%)*

Class A	2.00
Class C	2.75
Class Z	1.75

Annual operating expense ratio after contractual waivers (%)*

Class A	1.97
Class C	2.72
Class Z	1.72

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Emerging Markets Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Emerging Markets Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	907.60	1,015.75	8.82	9.32	1.85
Class C	1,000.00	1,000.00	904.50	1,011.99	12.39	13.09	2.60
Class Z	1,000.00	1,000.00	906.70	1,015.75	8.82	9.32	1.85

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	14.96
Class C	14.94
Class Z	14.94

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	1.22
Class C	1.18
Class Z	1.28

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned 14.42% without sales charge. The fund’s return was lower than the return of its benchmark, the MSCI Emerging Markets Index, which returned 21.65% for the same period, and higher than the negative 2.70% return of its other benchmark, the MSCI EAFE Index.1 The fund trailed the average return of the Lipper Emerging Markets Funds Classification, which was 17.68% for the 12-month period.2 Stock selection within telecommunications, materials and consumer sectors made the largest contribution to the fund’s return. An overweight in Mexico, a poorly performing market, and an underweight in India, a market that delivered relatively strong results, accounted for some of the fund’s underperformance relative to its benchmark. An underweight in the outperforming energy and materials sectors also had a negative impact on return.

Performance was driven by internal emerging market trends

During the fiscal year, two themes propelled the performance of stock markets in emerging market countries — the trend toward industrialization and the continued emergence of a middle class in many of these economies. In this regard, markets in China and India, which have huge infrastructure development programs and which have had substantial increases in domestic consumption, were among the top performers. Brazil, a country that is rich in natural resources, also delivered strong results. It was a beneficiary of the heavy demand for commodities in the emerging markets and other parts of the world.

Stock selection in companies that reflected the two prevalent emerging market themes was the biggest contributor to return, with certain telecommunications, materials and consumer stocks providing some of the best returns. In the telecommunications sector, Mobile TeleSystems OJSC in Russia, the country’s wireless telephone company, aided results. Russian mining company MMC Norilsk Nickel also helped boost return. In Taiwan, President Chain Store Corp., an operator of convenience stores, was one of the top performing consumer companies. In terms of country weights, relatively large positions in China and Indonesia were helpful.

Individual stocks, country allocations held back results

Certain stocks substantially detracted from return. GOL Linhas Aereas Inteligentes, a discount airline in Brazil, was disappointing. In Korea, GS Home Shopping and Pacific Corporation, a manufacturer of personal care products, dampened results. All three stocks were sold. Urbi Desarrollos Urbanos SA de CV, a housing developer in Brazil, also fell short of our expectations, but we kept the stock in the portfolio because we believe its long-term prospects are attractive. We reduced the portfolio’s weight in

[1]

The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report – Columbia Emerging Markets Fund (continued)

Top 5 countries

as of 03/31/08 (%)
Brazil	14.7
South Korea	12.4
Russia	10.7
Taiwan	10.1
China	8.2

Top 10 holdings

as of 03/31/08 (%)
Petroleo Brasileiro SA	4.6
China Mobile Ltd.	4.1
Samsung Electronics Co.	3.9
Cia Vale do Rio Doce	3.3
Gazprom OAO	2.8
LS Cable Ltd.	2.4
China Construction Bank Corp.	2.3
Uniao de Bancos Brasileiros SA	2.3
Mobile TeleSystems OJSC	2.2
MMC Norilsk Nickel	2.2

Holdings discussed in this report

as of 03/31/08 (%)
Mobile TeleSystems OJSC	2.2
MMC Norilsk Nickel	2.2
President Chain Store Corp.	1.7
Urbi Desarrollos Urbanos SA de CV	0.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Mexico and Korea, markets that depend heavily on exports to developed countries. Over the fiscal period, these markets suffered because of concerns about an economic slowdown in the United States and Europe.

A shift in portfolio emphasis

Since taking over the fund in February, we have moved the focus of the portfolio away from export-driven markets that are levered to economic growth in the United States and Europe and toward markets that we believe should benefit from rising demand for both industrial products and consumer goods and services. Most of these markets, such as China, India and Brazil, are also fairly well insulated from the credit problems that have plagued the developed markets over the past several months. In selecting stocks, we have invested in high quality companies primarily in the energy, materials, consumer staples and consumer discretionary sectors — areas that we believe have the potential to benefit from the themes of industrialization and rising domestic consumption.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–1.00% Class A shares
(without sales charge)

2.58 MSCI All Country World ex U.S. Index

–2.70% MSCI EAFE Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former International Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”) and the former International Equity Fund, a series of Excelsior Funds Trust. The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.00% without sales charge.

■

The fund underperformed one of its benchmarks, the MSCI All Country World ex U.S. Index[1], primarily because of an emphasis on technology stocks relative to the index. The fund also trailed the average return of its peer group, the Lipper International Multi-Cap Growth Classification.[2]

■	Stock selection across a variety of industries aided return.

Portfolio Management

Fred Copper has co-managed the fund since March 31, 2008 and the Predecessor Fund since July 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Daisuke Nomoto has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Timothy Anderson has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Paul DiGiacomo has co-managed the fund since March 31, 2008 and the Predecessor Fund since January 2008 and has been with the advisor or its predecessors or affiliate organizations since 2006.

[1]

The MSCI All Country (AC) World ex U.S. Index is an index of global stock markets that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia International Growth Fund

Annual operating expense ratio (%)*
Class A	1.61
Class C	2.36

Class Z	1.36

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S. Index is an index of global stock markets that includes developed and emerging markets but excludes the U.S. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	16,645	15,691
Class C	16,645	16,645
Class Z	16,645	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		07/21/87
Sales charge	without	with	without	with	without
1-year	–1.00	–6.68	–1.00	–1.99	–1.00
5-year	23.09	21.63	23.09	23.09	23.09
10-year	5.23	4.61	5.23	5.23	5.23

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for all periods are those of Shares class shares of International Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	999.49	1,016.25	0.05	*	8.82	1.75
Class C	1,000.00	1,000.00	999.49	1,012.48	0.07	*	12.60	2.50
Class Z	1,000.00	1,000.00	906.50	1,017.49	7.16		7.57	1.50

*	These fund classes commenced public offering of shares on March 31, 2008 and reflect activities for one day.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	18.80
Class C	18.80
Class Z	18.80

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.00	*
Class C	0.00	*
Class Z	0.08

*	These fund classes commenced public offering of shares on March 31, 2008.

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.00% without sales charge. The fund’s return was lower than the return of one of its benchmarks, the MSCI All Country World ex US Index, which was 2.58%, but it was higher than the return of the other, the MSCI EAFE Index which was negative 2.70% for the same period.1 The fund also trailed the average return of its peer group, the Lipper International Multi-Cap Growth Classification, which was 1.08% for the 12-month period.2 The fund’s overweight in the technology sector, a poorly performing area, was a primary factor in its underperformance relative to the benchmarks. Maintaining the fund’s position in steel companies during a brief period when the steel industry went through a mild recession also held back results.

Use of quantitative models hurt performance

The stock selection process for the fund partly relies on the use of quantitative analysis to screen for attractive companies. In the wake of the subprime mortgage crisis, these quantitative models went through a difficult predictive period starting in August 2007. The crisis has recently begun to abate, and we believe that the models are recovering their predictive power. However, the quantitative approach was a key drag on performance during the period.

The portfolio was repositioned for an economic downturn

Because of the potential for a pullback in global economic growth, we made the portfolio more defensive early in January. We reduced the fund’s holdings in technology and added utility and consumer staples stocks, which are usually less volatile during periods of slowing economic growth. In addition, we substantially increased exposure to the materials sector — an area that benefited from the rising global demand for commodities. Materials company Rio Tinto Ltd. helped boost performance. Rio Tinto is one of the world’s largest global mining companies.

In repositioning the portfolio, we also pared back positions in China, the Philippines and Japan in favor of investments in Europe, where we emphasized global companies, such as Nestle SA in Switzerland, a food products company. We also added E.ON AG, the German utility company. In the Pacific Rim area, we continued to hold stocks in Thailand, such as Kasikornbank Public Co., Ltd., a financial institution that was not affected by the credit problems that occurred in the developed markets. The stock contributed substantially to return.

[1]

The MSCI All Country (AC) World ex U.S. Index is an index of global stock markets that includes developed and emerging markets but excludes the U.S. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia International Growth Fund (continued)

Top 5 countries

as of 03/31/08 (%)
United Kingdom	19.1
Japan	15.7
Germany	12.8
Switzerland	9.6
United States	5.8

Top 10 holdings

as of 03/31/08 (%)
Nestle SA	3.1
BG Group PLC	2.7
BHP Billiton PLC	2.6
Rio Tinto Ltd.	2.1
Telefonica SA	2.0
Roche Holdings AG	1.9
Nokia OYJ	1.9
Svenska Cellulosa AB	1.9
Nintendo Co., Ltd	1.8
E.ON AG	1.7

Holdings discussed in this report

as of 03/31/08 (%)
Rio Tinto Ltd.	2.1
Nestle SA	3.1
E.ON AG	1.7
Kasikornbank Public Co., Ltd.	1.6
Potash Corp. of Saskatchewan, Inc.	0.3
Chaoda Modern Agriculture	1.1
Vestas Wind Systems A/S	0.9
Gamesa Corp. Tecnologica SA	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Potash Corp. of Saskatchewan, Inc., a fertilizer producer, and Chaoda Modern Agriculture, a diversified food grower in China both generated positive returns. We capitalized on the alternative energy theme by adding two wind turbine makers, Vestas Wind Systems A/S and Gamesa Corp. Tecnologica SA. Both stocks contributed to performance.

Seeking opportunity in a choppy market

Looking ahead, we hope to see coordinated action on interest rates to stabilize the dollar and prop up global growth. We believe that the European Central Bank will join the U.S. Federal Reserve and the Bank of England in lowering interest rates. Such an action, in our view, would be positive for the international equity markets, but could take time. While we believe that international markets will likely be choppy over the next few months, we intend to use downturns to build larger positions in attractive companies with lower valuations. As the international markets reach what we believe is a bottom, we may begin to make the portfolio a little bit more aggressive.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Fund Profile – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/08

–1.11% Class A shares (without sales charge)
–1.46% MSCI All Country Asia Pacific Index
–2.70% MSCI EAFE Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 02/29/08.

Summary

■

On March 31, 2008, the Fund acquired all assets and assumed all liabilities of the former Pacific/Asia Fund, a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The information contained in this report prior to March 31, 2008 relates the Predecessor Fund.

■	For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.11% without sales charge.

■

In a declining stock market, the fund held up better than both its benchmarks, the MSCI All Country Asia Pacific Index and the MSCI EAFE Index[1] but trailed the average return of its peer group, the Lipper Pacific Region Funds Classification[2].

■	Stock selection and sector allocation helped limit losses in a difficult environment.

Portfolio Management

Fred Copper has co-managed the fund since March 31, 2008 and the Predecessor Fund since September 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Daisuke Nomoto has co-managed the fund since March 31, 2008 and the Predecessor Fund since September 2007 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since March 31, 2008 and the Predecessor Fund since September 2007 and has been with the advisor or its predecessors or affiliate organizations since 2003.

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 04/01/98 – 03/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/98 – 03/31/08 ($)

Sales charge	without	with
Class A	20,488	19,304
Class C	20,488	20,488
Class Z	20,488	n/a

Average annual total return as of 03/31/08 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
1-year	–1.11	–6.83	–1.11	–1.91	–1.11
5-year	18.44	17.04	18.44	18.44	18.44
10-year	7.44	6.80	7.44	7.44	7.44

Annual operating expense ratio (%)*

Class A	1.76
Class C	2.51
Class Z	1.51

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for all periods are those of Shares class shares of Pacific/Asia Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for all periods are the returns of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Pacific/Asia Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/07 – 03/31/08
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	999.21	1,015.88	0.05	*	9.19	1.82
Class C	1,000.00	1,000.00	999.21	1,012.13	0.07	*	12.94	2.57
Class Z	1,000.00	1,000.00	855.30	1,017.13	7.30		7.94	1.57

*	These fund classes commenced public offering of shares on March 31, 2008 and reflect activities for one day.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/08 ($)
Class A	9.42
Class C	9.42
Class Z	9.42

Distributions declared per share

04/01/07 – 03/31/08 ($)
Class A	0.00	*
Class C	0.00	*
Class Z	2.46

*	These fund classes commenced public offering of shares on March 31, 2008.

For the 12-month period that ended March 31, 2008, the fund’s Class A shares returned negative 1.11% without sales charge. The fund’s return was higher than the return of its benchmarks, the MSCI All Country Asia Pacific Index1, which returned negative 1.46% and the MSCI EAFE Index2, which returned negative 2.70% for the same period. The fund slightly trailed the average return of the Lipper Pacific Region Funds Classification, which was negative 1.08% for the 12-month period.3 Stock selection in several sectors helped the fund weather a difficult environment better than the indexes. An underweight in energy and in Korea, both strong performers, detracted from performance.

Stock selection aided return

Performance was enhanced by several individual stocks. The biggest boost to return came from Incitec Pivot Ltd., an Australian fertilizer company that benefited from the relatively scarce supply and increasing demand for fertilizer. The stock price of Rio Tinto Ltd., an Australian mining company went up significantly. The company did well because of the strong worldwide demand for commodities and because of speculation that it might be acquired by its biggest rival, BHP Billiton Ltd. In the technology sector, Nintendo Co., Ltd. was a strong performer, as sales of its Wii gaming system surpassed expectations.

Performance in Japan reflected the country’s economic problems

Even though the fund had less exposure than the index to Japan, it was the largest country weight in the portfolio. Japan’s economic problems were mirrored in the poor performance of its stock market and in some of the portfolio’s holdings. Some Japanese companies were also affected by problems beyond their borders. For example, Takata Corp., a manufacturer and exporter of auto parts, declined. A large part of Takata’s revenues and profits are derived from exports. The stock suffered because of concerns about the prospects for an economic downturn in the developed markets. Chiyoda Corp., an oil services company, was off. Chiyoda is involved in a huge Mid east development project that is dramatically off schedule and over budget. We sold both of these stocks.

An altered portfolio reflects a focus on stock selection

During the period, we changed the portfolio to focus on individual companies that we believe are undervalued and whose long-term business prospects are attractive. We believe that the fiscal policies of the Pacific/Asia markets in which we have invested are sound and that a growing percentage of their return will likely come from strong

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

[2]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers’ Report – Columbia Pacific/Asia Fund (continued)

Top 5 countries

as of 03/31/08 (%)
Japan	42.4
Australia	12.1
United States	7.6
Hong Kong	7.3
China	6.3

Top 10 holdings

as of 03/31/08 (%)
Toyota Motor Corp.	2.9
China Mobile Ltd.	2.9
Nintendo Co., Ltd.	2.3
Komatsu Ltd.	2.1
Woolworths Ltd.	2.0
Canon, Inc.	1.9
Commonwealth Bank of Australia	1.9
DBS Group Holdings Ltd.	1.8
ITOCHU Corp.	1.8
Takeda Pharmaceutical Co., Ltd.	1.8

Holdings discussed in this report

as of 03/31/08 (%)
Incitec Pivot Ltd.	1.4
Rio Tinto Ltd.	1.2
BHP Billiton Ltd.	1.8
Nintendo Co., Ltd.	2.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

demand for goods and services within the region. For example, Korea has a big engineering and technology base and is a large exporter of products to other Asian markets. Korea is likely to be a direct beneficiary of growth in China, India and other countries in the region.

Over the period, the decline in the Pacific/Asia markets was caused by concerns that the subprime mortgage problem had not only triggered a substantial decline in the U.S. and European financial markets but that it would also cause a downturn in economic growth in the less developed markets. We believe that the financial markets in the developed economies may have reached bottom, as the U.S. Federal Reserve and other central banks appear willing to take strong measures to restore investor confidence. As these markets begin to turn around, we believe that the Pacific/Asia markets are also likely to recover. Once U.S. economic growth rebounds, we believe that the Pacific/Asia markets will likely benefit.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investment Portfolio – Columbia Blended Equity Fund

March 31, 2008

Common Stocks – 98.0%

	Shares	Value ($)
Consumer Discretionary – 9.2%
Auto Components – 1.3%
BorgWarner, Inc.	89,400	3,846,882

Auto Components Total		3,846,882

Automobiles – 1.4%
Bayerische Motoren Werke AG	74,000	4,085,870

Automobiles Total		4,085,870

Hotels, Restaurants & Leisure – 1.3%
Life Time Fitness, Inc. (a)	125,700	3,923,097

Hotels, Restaurants & Leisure Total		3,923,097

Media – 1.8%
Interpublic Group of Companies, Inc. (a)	1,155	9,713
John Wiley & Sons, Inc., Class A	130,000	5,161,000

Media Total		5,170,713

Multiline Retail – 3.4%
Sears Holdings Corp. (a)	9,000	918,810
Target Corp.	176,400	8,939,952

Multiline Retail Total		9,858,762

Consumer Discretionary Total		26,885,324

Consumer Staples – 7.9%
Beverages – 1.4%
Anheuser-Busch Companies, Inc.	89,000	4,223,050

Beverages Total		4,223,050

Food & Staples Retailing – 3.6%
Olam International Ltd.	1,486,000	2,344,896
Wal-Mart Stores, Inc.	156,100	8,223,348

Food & Staples Retailing Total		10,568,244

Food Products – 0.7%
Kraft Foods, Inc., Class A	61,036	1,892,726

Food Products Total		1,892,726

Tobacco – 2.2%
Altria Group, Inc.	88,200	1,958,040
Philip Morris International, Inc. (a)	88,200	4,461,156

Tobacco Total		6,419,196

Consumer Staples Total		23,103,216

Energy – 14.0%
Oil, Gas & Consumable Fuels – 14.0%
Apache Corp.	59,200	7,152,544
Chevron Corp.	37,100	3,166,856
Cimarex Energy Co.	121,000	6,623,540

	Shares	Value ($)
El Paso Corp.	364,000	6,056,960
Exxon Mobil Corp.	132,322	11,191,795
Royal Dutch Shell PLC, ADR	13,200	910,536
Suncor Energy, Inc.	59,000	5,684,650

Oil, Gas & Consumable Fuels Total		40,786,881

Energy Total		40,786,881

Financials – 23.8%
Capital Markets – 8.3%
American Capital Strategies Ltd.	128,500	4,389,560
Ameriprise Financial, Inc.	18,520	960,262
Bank of New York Mellon Corp.	49,088	2,048,443
State Street Corp.	213,100	16,834,900

Capital Markets Total		24,233,165

Consumer Finance – 0.7%
American Express Co.	44,600	1,949,912

Consumer Finance Total		1,949,912

Diversified Financial Services – 8.7%
Bank of America Corp. (b)	168,520	6,388,593
Leucadia National Corp.	161,400	7,298,508
Nasdaq OMX Group (a)	75,000	2,899,500
NYSE Euronext	70,000	4,319,700
RHJ International (a)	208,500	2,356,229
Singapore Exchange Ltd.	384,000	2,115,501

Diversified Financial Services Total		25,378,031

Insurance – 4.3%
Aegon NV, American Registered Shares	1	15
American International Group, Inc.	51,318	2,219,503
Berkshire Hathaway Inc., Class A (a)	52	6,936,800
Progressive Corp.	84,700	1,361,129
RenaissanceRe Holdings Ltd.	40,500	2,102,355

Insurance Total		12,619,802

Real Estate Management & Development – 1.8%
St. Joe Co.	120,000	5,151,600

Real Estate Management & Development Total		5,151,600

Financials Total		69,332,510

Health Care – 11.6%
Biotechnology – 1.1%
Genzyme Corp. (a)	22,100	1,647,334
Senomyx, Inc. (a)	267,000	1,575,300

Biotechnology Total		3,222,634

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies – 0.3%
Hospira, Inc. (a)	18,100	774,137

Health Care Equipment & Supplies Total		774,137

Pharmaceuticals – 10.2%
Abbott Laboratories	180,800	9,971,120
Johnson & Johnson	163,711	10,619,933
Novo Nordisk A/S, ADR	94,000	6,508,560
Pfizer, Inc.	97,058	2,031,424
Schering-Plough Corp.	43,100	621,071

Pharmaceuticals Total		29,752,108

Health Care Total		33,748,879

Industrials – 12.6%
Aerospace & Defense – 3.9%
Bombardier, Inc., Class B	1,300,000	6,927,761
Rolls-Royce Group PLC, ADR	110,000	4,383,500

Aerospace & Defense Total		11,311,261

Air Freight & Logistics – 1.3%
Expeditors International Washington, Inc.	84,400	3,813,192

Air Freight & Logistics Total		3,813,192

Building Products – 0.9%
Simpson Manufacturing Co., Inc.	101,500	2,758,770

Building Products Total		2,758,770

Commercial Services & Supplies – 0.7%
Waste Management, Inc.	59,100	1,983,396

Commercial Services & Supplies Total		1,983,396

Construction & Engineering – 1.0%
Quanta Services, Inc. (a)	126,500	2,931,005

Construction & Engineering Total		2,931,005

Industrial Conglomerates – 2.7%
General Electric Co.	208,869	7,730,241

Industrial Conglomerates Total		7,730,241

Machinery – 0.7%
Dover Corp.	51,100	2,134,958

Machinery Total		2,134,958

Trading Companies & Distributors – 1.4%
Noble Group Ltd.	2,600,000	4,195,436

Trading Companies & Distributors Total		4,195,436

Industrials Total		36,858,259

	Shares	Value ($)
Information Technology – 11.9%
Communications Equipment – 3.5%
Cisco Systems, Inc. (a)	432,065	10,408,446

Communications Equipment Total		10,408,446

Computers & Peripherals – 2.2%
NCR Corp. (a)	141,200	3,223,596
Teradata Corp. (a)	141,200	3,114,872

Computers & Peripherals Total		6,338,468

Electronic Equipment & Instruments – 1.0%
National Instruments Corp.	110,000	2,875,400

Electronic Equipment & Instruments Total		2,875,400

Internet Software & Services – 0.2%
eBay, Inc. (a)	21,000	626,640

Internet Software & Services Total		626,640

Semiconductors & Semiconductor Equipment – 1.9%
Microchip Technology, Inc.	125,000	4,091,250
NVIDIA Corp. (a)	75,000	1,484,250

Semiconductors & Semiconductor Equipment Total		5,575,500

Software – 3.1%
Microsoft Corp.	316,700	8,987,946

Software Total		8,987,946

Information Technology Total		34,812,400

Materials – 5.9%
Construction Materials – 1.5%
Vulcan Materials Co.	67,100	4,455,440

Construction Materials Total		4,455,440

Metals & Mining – 2.3%
Nucor Corp.	99,600	6,746,904

Metals & Mining Total		6,746,904

Paper & Forest Products – 2.1%
AbitibiBowater, Inc.	69,000	890,790
Aracruz Celulose SA, ADR	74,800	5,105,848

Paper & Forest Products Total		5,996,638

Materials Total		17,198,982

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Utilities – 1.1%
Independent Power Producers & Energy Traders – 1.1%
AES Corp. (a)	200,000	3,334,000

Independent Power Producers & Energy Traders Total		3,334,000

Utilities Total		3,334,000

Total Common Stocks (Cost of $157,907,732)		286,060,451

	Par ($)
Short-Term Obligation – 1.8%
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 02/15/31, market value $5,339,000 (repurchase proceeds $5,339,148)	5,339,000	5,339,000

Total Short-Term Obligation (Cost of $5,339,000)		5,339,000

Total Investments – 99.8% (Cost of $163,246,732) (c)		291,399,451

Other Assets & Liabilities, Net – 0.2%		478,185

Net Assets – 100.0%		291,877,636

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Investments in affiliates during the year ended March 31, 2008:

Security name:	Bank of America Corp.
Shares as of 03/31/07:	168,520
Shares purchased:	—
Shares sold:	—
Shares as of 03/31/08:	168,520
Net realized gain/loss:	$ —
Dividend income earned:	$ 323,558
Value at end of period:	$6,388,593

(c)	Cost for federal income tax purposes is $163,288,700.

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	23.8
Energy	14.0
Industrials	12.6
Information Technology	11.9
Health Care	11.6
Consumer Discretionary	9.2
Consumer Staples	7.9
Materials	5.9
Utilities	1.1

98.0
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	0.2

Net Assets	100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Energy and Natural Resources Fund

March 31, 2008

Common Stocks – 92.7%

	Shares	Value ($)
Energy – 61.3%
Energy Equipment & Services – 19.4%
Atwood Oceanics, Inc. (a)	200,000	18,344,000
Diamond Offshore Drilling, Inc.	150,000	17,460,000
Halliburton Co.	500,000	19,665,000
Nabors Industries Ltd. (a)	500,000	16,885,000
National-Oilwell Varco, Inc. (a)	150,000	8,757,000
Oceaneering International, Inc. (a)	125,000	7,875,000
Schlumberger Ltd.	131,000	11,397,000
Transocean, Inc. (a)	125,972	17,031,415
Weatherford International Ltd. (a)	300,000	21,741,000

Energy Equipment & Services Total		139,155,415

Oil, Gas & Consumable Fuels – 41.9%
Alpha Natural Resources, Inc. (a)	350,000	15,204,000
Apache Corp.	200,000	24,164,000
Arena Resources, Inc. (a)	450,000	17,419,500
BP PLC, ADR	12,740	772,681
Canadian Natural Resources Ltd.	100,000	6,826,000
Devon Energy Corp.	206,388	21,532,460
Exxon Mobil Corp.	50,000	4,229,000
Frontier Oil Corp.	600,000	16,356,000
Gasco Energy, Inc. (a)(b)	5,000,000	12,200,000
Hess Corp.	50,000	4,409,000
Kodiak Oil & Gas Corp. (a)	1,997,700	3,336,159
Marathon Oil Corp.	200,000	9,120,000
Occidental Petroleum Corp.	250,000	18,292,500
Oilsands Quest, Inc. (a)	300,000	1,182,000
Plains Exploration & Production Co. (a)	400,000	21,256,000
Quicksilver Resources, Inc. (a)	456,400	16,672,292
Range Resources Corp.	197,000	12,499,650
SandRidge Energy, Inc. (a)	15,625	611,719
Southwestern Energy Co. (a)	605,200	20,389,188
Suncor Energy, Inc.	162,800	15,685,780
Teton Energy Corp. (a)	500,000	2,370,000
Ultra Petroleum Corp. (a)	213,400	16,538,500
Valero Energy Corp.	300,000	14,733,000
Williams Companies, Inc.	247,000	8,146,060
XTO Energy, Inc.	283,332	17,526,917

Oil, Gas & Consumable Fuels Total		301,472,406

Energy Total		440,627,821

	Shares	Value ($)
Industrials – 8.1%
Industrial Conglomerates – 4.3%
McDermott International, Inc. (a)	300,000	16,446,000
Walter Industries, Inc.	225,000	14,091,750

Industrial Conglomerates Total		30,537,750

Machinery – 2.5%
Deere & Co.	225,000	18,099,000

Machinery Total		18,099,000

Marine – 1.3%
Diana Shipping, Inc.	350,000	9,212,000

Marine Total		9,212,000

Industrials Total		57,848,750

Materials – 18.9%
Chemicals – 5.5%
Agrium, Inc.	260,000	16,148,600
Monsanto Co.	52,000	5,798,000
Mosaic Co. (a)	175,000	17,955,000

Chemicals Total		39,901,600

Metals & Mining – 12.2%
Cia Vale do Rio Doce, ADR	550,000	19,052,000
Freeport-McMoRan Copper & Gold, Inc.	186,496	17,944,645
Goldcorp, Inc.	375,000	14,531,250
HudBay Minerals, Inc. (a)	750,000	11,880,000
Kinross Gold Corp.	700,000	15,477,000
Stillwater Mining Co. (a)	566,562	8,764,714

Metals & Mining Total		87,649,609

Paper & Forest Products – 1.2%
Aracruz Celulose SA, ADR	125,800	8,587,108

Paper & Forest Products Total		8,587,108

Materials Total		136,138,317

Utilities – 4.4%
Gas Utilities – 4.4%
Equitable Resources, Inc.	250,000	14,725,000
Questar Corp.	300,000	16,968,000

Gas Utilities Total		31,693,000

Utilities Total		31,693,000

Total Common Stocks (Cost of $548,284,484)		666,307,888

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund

March 31, 2008

Short-Term Obligation – 7.0%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 08/15/23, market value $51,182,944 (repurchase proceeds $50,175,394)	50,174,000	50,174,000

Total Short-Term Obligation (Cost of $50,174,000)		50,174,000

Total Investments – 99.7% (Cost of $598,458,484) (c)		716,481,888

Other Assets & Liabilities, Net – 0.3%		2,359,299

Net Assets – 100.0%		718,841,187

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the year ended March 31, 2008, are as follows:

Security name:	Gasco Energy, Inc.
Shares as of 03/31/07:	1,830,163
Shares purchased:	3,169,837
Shares sold:	—
Shares as of 03/31/08:	5,000,000
Net realized gain/loss:	—
Dividend income earned:	—
Value at end of period:	$12,200,000

(c)	Cost for federal income tax purposes is $600,429,101.

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	61.3
Materials	18.9
Industrials	8.1
Utilities	4.4

92.7
Short-Term Obligation	7.0
Other Assets & Liabilities, Net	0.3

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Value and Restructuring Fund

March 31, 2008

Common Stocks – 100.0%

	Shares	Value ($)
Consumer Discretionary – 16.3%
Household Durables – 5.7%
Black & Decker Corp.	61,000	4,032,100
Hunter Douglas NV	79,500	5,377,830
Tempur-Pedic International, Inc.	435,200	4,787,200

Household Durables Total		14,197,130

Media – 1.2%
DISH Network Corp., Class A (a)	100,000	2,873,000

Media Total		2,873,000

Specialty Retail – 9.4%
Autozone, Inc. (a)	41,500	4,723,945
Sherwin-Williams Co.	167,700	8,559,408
TJX Companies, Inc.	300,000	9,921,000

Specialty Retail Total		23,204,353

Consumer Discretionary Total		40,274,483

Consumer Staples – 3.6%
Beverages – 2.7%
Constellation Brands, Inc., Class A (a)	370,000	6,537,900

Beverages Total		6,537,900

Food Products – 0.9%
Dean Foods Co.	113,000	2,270,170

Food Products Total		2,270,170

Consumer Staples Total		8,808,070

Energy – 23.2%
Energy Equipment & Services – 6.7%
Noble Corp.	250,000	12,417,500
Tenaris SA, ADR	83,000	4,137,550

Energy Equipment & Services Total		16,555,050

Oil, Gas & Consumable Fuels – 16.5%
Cimarex Energy Co.	70,000	3,831,800
Devon Energy Corp.	105,000	10,954,650
El Paso Corp.	349,800	5,820,672
Occidental Petroleum Corp.	122,800	8,985,276
Williams Companies, Inc.	345,000	11,378,100

Oil, Gas & Consumable Fuels Total		40,970,498

Energy Total		57,525,548

Financials – 19.9%
Capital Markets – 2.4%
Lehman Brothers Holdings, Inc.	160,000	6,022,400

Capital Markets Total		6,022,400

	Shares	Value ($)
Diversified Financial Services – 8.6%
CIT Group, Inc.	300,000	3,555,000
Leucadia National Corp.	185,000	8,365,700
Onex Corp.	323,200	9,430,406

Diversified Financial Services Total		21,351,106

Insurance – 6.0%
ACE Ltd.	104,000	5,726,240
W.R. Berkley Corp.	325,000	8,999,250

Insurance Total		14,725,490

Real Estate Management & Development – 2.9%
CB Richard Ellis Group, Inc., Class A (a)	220,000	4,760,800
St. Joe Co.	59,000	2,532,870

Real Estate Management & Development Total		7,293,670

Financials Total		49,392,666

Health Care – 4.1%
Pharmaceuticals – 4.1%
Shire PLC, ADR	176,700	10,241,532

Pharmaceuticals Total		10,241,532

Health Care Total		10,241,532

Industrials – 15.9%
Aerospace & Defense – 3.9%
Empresa Brasileira de Aeronautica SA, ADR	245,000	9,679,950

Aerospace & Defense Total		9,679,950

Commercial Services & Supplies – 5.1%
Brink’s Co.	186,000	12,495,480

Commercial Services & Supplies Total		12,495,480

Machinery – 6.9%
Kennametal, Inc.	300,000	8,829,000
Oshkosh Corp.	227,000	8,235,560

Machinery Total		17,064,560

Industrials Total		39,239,990

Information Technology – 8.0%
Communications Equipment – 4.4%
Harris Corp.	225,000	10,919,250

Communications Equipment Total		10,919,250

IT Services – 3.6%
MasterCard, Inc., Class A	39,500	8,808,105

IT Services Total		8,808,105

Information Technology Total		19,727,355

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value and Restructuring Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Materials – 9.0%
Chemicals – 1.7%
Celanese Corp., Series A	110,000	4,295,500

Chemicals Total		4,295,500

Metals & Mining – 2.7%
Sterlite Industries India Ltd., ADR (a)	380,000	6,771,600

Metals & Mining Total		6,771,600

Paper & Forest Products – 4.6%
Aracruz Celulose SA, ADR	165,700	11,310,682

Paper & Forest Products Total		11,310,682

Materials Total		22,377,782

Total Common Stocks (Cost of $169,786,455)		247,587,426

Total Investments – 100.0% (Cost of $169,786,455) (b)		247,587,426

Other Assets & Liabilities, Net – 0.0%*		60,627

Net Assets – 100.0%		247,648,053

  Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $169,786,455.

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	23.2
Financials	19.9
Consumer Discretionary	16.3
Industrials	15.9
Materials	9.0
Information Technology	8.0
Health Care	4.1
Consumer Staples	3.6

	100.0
Other Assets & Liabilities, Net	0.0	*

	100.0

* Represents less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Large Cap Growth Fund

March 31, 2008

Common Stocks – 98.6%

	Shares	Value ($)
Consumer Discretionary – 6.3%
Hotels, Restaurants & Leisure – 3.3%
Las Vegas Sands Corp. (a)	420,620	30,974,457

Hotels, Restaurants & Leisure Total		30,974,457

Textiles, Apparel & Luxury Goods – 3.0%
Coach, Inc. (a)	922,300	27,807,345

Textiles, Apparel & Luxury Goods Total		27,807,345

Consumer Discretionary Total		58,781,802

Financials – 4.1%
Diversified Financial Services – 4.1%
CME Group, Inc.	82,803	38,842,887

Diversified Financial Services Total		38,842,887

Financials Total		38,842,887

Health Care – 38.5%
Biotechnology – 14.3%
Celgene Corp. (a)	719,766	44,114,458
Genentech, Inc. (a)	547,388	44,436,958
Gilead Sciences, Inc. (a)	892,316	45,981,044

Biotechnology Total		134,532,460

Health Care Equipment & Supplies – 13.7%
Alcon, Inc.	268,455	38,187,724
Hologic, Inc. (a)	529,805	29,457,158
Intuitive Surgical, Inc. (a)	94,425	30,626,749
Zimmer Holdings, Inc. (a)	394,512	30,716,704

Health Care Equipment & Supplies Total		128,988,335

Health Care Providers & Services – 3.4%
Medco Health Solutions, Inc. (a)	731,099	32,014,825

Health Care Providers & Services Total		32,014,825

Life Sciences Tools & Services – 3.2%
Covance, Inc. (a)	364,900	30,275,753

Life Sciences Tools & Services Total		30,275,753

Pharmaceuticals – 3.9%
Allergan, Inc.	652,816	36,812,294

Pharmaceuticals Total		36,812,294

Health Care Total		362,623,667

Industrials – 7.6%
Air Freight & Logistics – 3.2%
Expeditors International Washington, Inc.	669,011	30,225,917

Air Freight & Logistics Total		30,225,917

	Shares	Value ($)
Electrical Equipment – 4.4%
First Solar, Inc. (a)	176,943	40,898,605

Electrical Equipment Total		40,898,605

Industrials Total		71,124,522

Information Technology – 37.6%
Communications Equipment – 12.3%
Corning, Inc.	1,262,600	30,352,904
QUALCOMM, Inc.	1,030,253	42,240,373
Research In Motion Ltd. (a)	384,452	43,147,048

Communications Equipment Total		115,740,325

Computers & Peripherals – 4.8%
Apple, Inc. (a)	313,132	44,934,442

Computers & Peripherals Total		44,934,442

Internet Software & Services – 11.4%
Akamai Technologies, Inc. (a)	1,263,640	35,584,102
eBay, Inc. (a)	975,439	29,107,100
Google, Inc., Class A (a)	97,112	42,774,923

Internet Software & Services Total		107,466,125

IT Services – 3.8%
Infosys Technologies Ltd., ADR	1,001,349	35,818,254

IT Services Total		35,818,254

Software – 5.3%
Electronic Arts, Inc. (a)	494,700	24,695,424
VMware, Inc., Class A (a)	597,197	25,571,975

Software Total		50,267,399

Information Technology Total		354,226,545

Telecommunication Services – 4.5%
Wireless Telecommunication Services – 4.5%
America Movil SAB de CV, Series L, ADR	662,634	42,203,159

Wireless Telecommunication Services Total		42,203,159

Telecommunication Services Total		42,203,159

Total Common Stocks (Cost of $800,746,028)		927,802,582

See Accompanying Notes to Financial Statements.

Columbia Select Large Cap Growth Fund

March 31, 2008

Short-Term Obligation – 3.3%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 02/15/38, market value $31,374,713 (repurchase proceeds $30,756,854)	30,756,000	30,756,000

Total Short-Term Obligation (Cost of $30,756,000)		30,756,000

Total Investments – 101.9% (Cost of $831,502,028) (b)		958,558,582

Other Assets & Liabilities, Net – (1.9)%		(17,422,327)

Net Assets – 100.0%		941,136,255

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $831,502,028.

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	38.5
Information Technology	37.6
Industrials	7.6
Consumer Discretionary	6.3
Telecommunication Services	4.5
Financials	4.1

98.6
Short-Term Obligation	3.3
Other Assets & Liabilities, Net	(1.9)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Opportunities Fund

March 31, 2008

Common Stocks – 99.3%

	Shares	Value ($)
Consumer Discretionary – 11.5%
Auto Components – 2.0%
BorgWarner, Inc.	183,700	7,904,611

Auto Components Total		7,904,611

Automobiles – 1.2%
Bayerische Motoren Werke AG	85,200	4,704,272

Automobiles Total		4,704,272

Diversified Consumer Services – 1.3%
Sotheby’s	177,300	5,125,743

Diversified Consumer Services Total		5,125,743

Hotels, Restaurants & Leisure – 2.0%
Life Time Fitness, Inc. (a)	243,800	7,608,998

Hotels, Restaurants & Leisure Total		7,608,998

Media – 1.6%
John Wiley & Sons, Inc., Class A	153,300	6,086,010

Media Total		6,086,010

Multiline Retail – 3.4%
Dillard’s, Inc., Class A	253,500	4,362,735
Sears Holdings Corp. (a)	87,700	8,953,293

Multiline Retail Total		13,316,028

Consumer Discretionary Total		44,745,662

Consumer Staples – 3.9%
Beverages – 2.2%
Anheuser-Busch Companies, Inc.	179,700	8,526,765

Beverages Total		8,526,765

Food & Staples Retailing – 1.7%
Olam International Ltd.	4,310,000	6,801,145

Food & Staples Retailing Total		6,801,145

Consumer Staples Total		15,327,910

Energy – 14.0%
Oil, Gas & Consumable Fuels – 14.0%
Apache Corp.	121,100	14,631,302
Cimarex Energy Co.	203,600	11,145,064
El Paso Corp.	645,000	10,732,800
Exxon Mobil Corp.	83,000	7,020,140
Suncor Energy, Inc.	111,800	10,771,930

Oil, Gas & Consumable Fuels Total		54,301,236

Energy Total		54,301,236

Financials – 22.8%
Capital Markets – 2.3%
American Capital Strategies Ltd.	260,200	8,888,432

Capital Markets Total		8,888,432

	Shares	Value ($)
Diversified Financial Services – 12.2%
Leucadia National Corp.	351,000	15,872,220
Nasdaq OMX Group (a)	211,300	8,168,858
NYSE Euronext	187,800	11,589,138
RHJ International (a)	412,000	4,655,953
Singapore Exchange Ltd.	1,260,385	6,943,610

Diversified Financial Services Total		47,229,779

Insurance – 6.1%
Berkshire Hathaway, Inc., Class A (a)	112	14,940,800
Progressive Corp.	150,000	2,410,500
RenaissanceRe Holdings Ltd.	124,500	6,462,795

Insurance Total		23,814,095

Real Estate Management & Development – 2.2%
St. Joe Co.	200,600	8,611,758

Real Estate Management & Development Total		8,611,758

Financials Total		88,544,064

Health Care – 5.9%
Biotechnology – 0.6%
Senomyx, Inc. (a)	371,000	2,188,900

Biotechnology Total		2,188,900

Pharmaceuticals – 5.3%
Johnson & Johnson	121,900	7,907,653
Novo Nordisk A/S, ADR	184,000	12,740,160

Pharmaceuticals Total		20,647,813

Health Care Total		22,836,713

Industrials – 19.7%
Aerospace & Defense – 7.1%
Bombardier, Inc., Class B	3,367,000	17,942,900
Rolls-Royce Group PLC, ADR	245,700	9,791,145

Aerospace & Defense Total		27,734,045

Air Freight & Logistics – 2.0%
Expeditors International Washington, Inc.	171,500	7,748,370

Air Freight & Logistics Total		7,748,370

Building Products – 1.9%
Simpson Manufacturing Co., Inc.	263,500	7,161,930

Building Products Total		7,161,930

Construction & Engineering – 4.3%
Granite Construction, Inc.	150,600	4,926,126
Quanta Services, Inc. (a)	508,000	11,770,360

Construction & Engineering Total		16,696,486

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Industrial Conglomerates – 1.5%
General Electric Co.	161,500	5,977,115

Industrial Conglomerates Total		5,977,115

Trading Companies & Distributors – 2.9%
Noble Group Ltd.	6,975,000	11,255,064

Trading Companies & Distributors Total		11,255,064

Industrials Total		76,573,010

Information Technology – 3.3%
Communications Equipment – 0.6%
3Com Corp. (a)	1,090,000	2,496,100

Communications Equipment Total		2,496,100

Electronic Equipment & Instruments – 1.2%
National Instruments Corp.	185,000	4,835,900

Electronic Equipment & Instruments Total		4,835,900

Semiconductors & Semiconductor Equipment – 1.5%
Microchip Technology, Inc.	172,100	5,632,833

Semiconductors & Semiconductor Equipment Total		5,632,833

Information Technology Total		12,964,833

Materials – 15.6%
Chemicals – 6.1%
Huabao International Holdings Ltd.	4,460,000	3,665,610
Monsanto Co.	180,000	20,070,000

Chemicals Total		23,735,610

Construction Materials – 2.7%
Vulcan Materials Co.	159,700	10,604,080

Construction Materials Total		10,604,080

Metals & Mining – 3.5%
Nucor Corp.	198,100	13,419,294

Metals & Mining Total		13,419,294

Paper & Forest Products – 3.3%
AbitibiBowater, Inc.	262,700	3,391,457
Aracruz Celulose SA, ADR	139,500	9,522,270

Paper & Forest Products Total		12,913,727

Materials Total		60,672,711

	Shares	Value ($)
Utilities – 2.6%
Independent Power Producers & Energy Traders – 2.6%
AES Corp. (a)	595,800	9,931,986

Independent Power Producers & Energy Traders Total		9,931,986

Utilities Total		9,931,986

Total Common Stocks (Cost of $347,942,534)		385,898,125

Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 02/15/31, market value $2,177,206 (repurchase proceeds $2,132,059)	2,132,000	2,132,000

Total Short-Term Obligation (Cost of $2,132,000)		2,132,000

Total Investments – 99.8% (Cost of $350,074,534) (b)		388,030,125

Other Assets & Liabilities, Net – 0.2%		755,037

Net Assets – 100.0%		388,785,162

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $350,233,021.

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	22.8
Industrials	19.7
Materials	15.6
Energy	14.0
Consumer Discretionary	11.5
Health Care	5.9
Consumer Staples	3.9
Information Technology	3.3
Utilities	2.6

99.3
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.2

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Small Cap Fund

March 31, 2008

Common Stocks – 98.5%

	Shares	Value ($)
Consumer Discretionary – 16.8%
Auto Components – 1.8%
Drew Industries, Inc. (a)	500,000	12,230,000

Auto Components Total		12,230,000

Automobiles – 2.1%
Thor Industries, Inc.	500,000	14,885,000

Automobiles Total		14,885,000

Household Durables – 5.5%
KB Home	460,000	11,375,800
Ryland Group, Inc.	800,000	26,312,000

Household Durables Total		37,687,800

Specialty Retail – 4.3%
Cabela’s, Inc. (a)	1,020,000	14,443,200
Hibbett Sports, Inc. (a)	600,000	9,264,000
Urban Outfitters, Inc. (a)	200,000	6,270,000

Specialty Retail Total		29,977,200

Textiles, Apparel & Luxury Goods – 3.1%
Columbia Sportswear Co.	480,000	21,134,400

Textiles, Apparel & Luxury Goods Total		21,134,400

Consumer Discretionary Total		115,914,400

Energy – 6.1%
Energy Equipment & Services – 6.1%
Helix Energy Solutions Group, Inc. (a)	560,000	17,640,000
Hercules Offshore, Inc. (a)	600,000	15,072,000
Tetra Technologies, Inc. (a)	600,000	9,504,000

Energy Equipment & Services Total		42,216,000

Energy Total		42,216,000

Financials – 15.9%
Capital Markets – 6.9%
Cowen Group, Inc. (a)	740,000	5,246,600
GFI Group, Inc.	300,000	17,190,000
Greenhill & Co., Inc.	360,000	25,041,600

Capital Markets Total		47,478,200

Insurance – 5.5%
Assured Guaranty Ltd.	740,000	17,567,600
Philadelphia Consolidated Holdings Corp. (a)	640,000	20,608,000

Insurance Total		38,175,600

Real Estate Management & Development – 3.5%
St. Joe Co.	560,000	24,040,800

Real Estate Management & Development Total		24,040,800

Financials Total		109,694,600

	Shares	Value ($)
Health Care – 4.4%
Health Care Equipment & Supplies – 0.4%
Orthovita, Inc. (a)	1,000,000	2,580,000

Health Care Equipment & Supplies Total		2,580,000

Health Care Providers & Services – 2.3%
Athenahealth, Inc. (a)	260,000	6,154,200
Molina Healthcare, Inc. (a)	400,000	9,768,000

Health Care Providers & Services Total		15,922,200

Life Sciences Tools & Services – 1.7%
PharmaNet Development Group, Inc. (a)	460,000	11,605,800

Life Sciences Tools & Services Total		11,605,800

Health Care Total		30,108,000

Industrials – 19.1%
Aerospace & Defense – 4.3%
Innovative Solutions & Support, Inc. (a)(b)	1,000,000	10,570,000
Triumph Group, Inc.	330,000	18,786,900

Aerospace & Defense Total		29,356,900

Building Products – 3.2%
Simpson Manufacturing Co., Inc.	820,000	22,287,600

Building Products Total		22,287,600

Commercial Services & Supplies – 5.4%
FTI Consulting, Inc. (a)	360,000	25,574,400
Navigant Consulting, Inc. (a)	600,000	11,388,000

Commercial Services & Supplies Total		36,962,400

Construction & Engineering – 2.3%
Shaw Group, Inc. (a)	340,000	16,027,600

Construction & Engineering Total		16,027,600

Road & Rail – 3.9%
Kansas City Southern (a)	660,000	26,472,600

Road & Rail Total		26,472,600

Industrials Total		131,107,100

Information Technology – 31.3%
Communications Equipment – 4.3%
CommScope, Inc. (a)	540,000	18,808,200
F5 Networks, Inc. (a)	600,000	10,902,000

Communications Equipment Total		29,710,200

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund

March 31, 2008

Common Stocks (continued)

Short-Term Obligation – 1.5%

	Shares	Value ($)
Electronic Equipment & Instruments – 8.0%
FLIR Systems, Inc. (a)	600,000	18,054,000
Rogers Corp. (a)	480,000	16,036,800
Technitrol, Inc.	900,000	20,817,000

Electronic Equipment & Instruments Total		54,907,800

IT Services – 8.4%
Forrester Research, Inc. (a)	720,000	19,137,600
Hewitt Associates, Inc., Class A (a)	500,000	19,885,000
MPS Group, Inc. (a)	1,600,000	18,912,000

IT Services Total		57,934,600

Semiconductors & Semiconductor Equipment – 6.0%
Cabot Microelectronics Corp. (a)	280,000	9,002,000
Power Integrations, Inc. (a)	600,000	17,556,000
SiRF Technology Holdings, Inc. (a)	1,000,000	5,090,000
Varian Semiconductor Equipment Associates, Inc. (a)	340,000	9,571,000

Semiconductors & Semiconductor Equipment Total		41,219,000

Software – 4.6%
Manhattan Associates, Inc. (a)	880,000	20,178,400
Secure Computing Corp. (a)	1,800,000	11,610,000

Software Total		31,788,400

Information Technology Total		215,560,000

Materials – 3.0%
Metals & Mining – 3.0%
Quanex Corp.	400,000	20,696,000

Metals & Mining Total		20,696,000

Materials Total		20,696,000

Utilities – 1.9%
Water Utilities – 1.9%
Aqua America, Inc.	700,000	13,146,000

Water Utilities Total		13,146,000

Utilities Total		13,146,000

Total Common Stocks (Cost of $610,094,597)		678,442,100

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 02/15/26, market value $10,559,625 (repurchase proceeds $10,348,287)	10,348,000	10,348,000

Total Short-Term Obligation (Cost of $10,348,000)		10,348,000

Total Investments – 100.0% (Cost of $620,442,597) (c)		688,790,100

Other Assets & Liabilities, Net – 0.0%		245,146

Net Assets – 100.0%		689,035,246

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the year ended March 31, 2008, are as follows:

Security name:	Innovative Solutions & Support, Inc.
Shares as of 03/31/07:	930,000
Shares purchased:	70,000
Shares sold:	—
Shares as of 03/31/08:	1,000,000
Net realized gain/loss:	—
Dividend income earned:	—
Value at end of period:	$10,570,000

(c)	Cost for federal income tax purposes is $621,724,465.

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	31.3
Industrials	19.1
Consumer Discretionary	16.8
Financials	15.9
Energy	6.1
Health Care	4.4
Materials	3.0
Utilities	1.9

	98.5
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	0.0	*

	100.0

* Represents less than 0.1%.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Value and Restructuring Fund

March 31, 2008

Common Stocks – 98.6%

	Shares	Value ($)
Consumer Discretionary – 8.1%
Household Durables – 4.8%
Black & Decker Corp.	2,900,000	191,690,000
Centex Corp.	3,500,000	84,735,000
Harman International Industries, Inc.	400,000	17,416,000
Leggett & Platt, Inc.	4,000,000	61,000,000
Newell Rubbermaid, Inc.	3,500,000	80,045,000

Household Durables Total		434,886,000

Media – 1.3%
CBS Corp., Class B	3,000,000	66,240,000
DISH Network Corp., Class A (a)	2,000,000	57,460,000

Media Total		123,700,000

Multiline Retail – 0.7%
J.C. Penney Co., Inc.	1,750,000	65,992,500

Multiline Retail Total		65,992,500

Specialty Retail – 1.3%
TJX Companies, Inc.	3,500,000	115,745,000

Specialty Retail Total		115,745,000

Consumer Discretionary Total		740,323,500

Consumer Staples – 4.1%
Food Products – 0.7%
Dean Foods Co.	3,100,000	62,279,000

Food Products Total		62,279,000

Personal Products – 1.3%
Avon Products, Inc.	3,100,000	122,574,000

Personal Products Total		122,574,000

Tobacco – 2.1%
Loews Corp. – Carolina Group	2,600,000	188,630,000

Tobacco Total		188,630,000

Consumer Staples Total		373,483,000

Energy – 27.3%
Energy Equipment & Services – 1.1%
Hercules Offshore, Inc. (a)	4,000,000	100,480,000

Energy Equipment & Services Total		100,480,000

Oil, Gas & Consumable Fuels – 26.2%
Alpha Natural Resources, Inc. (a)(b)	3,700,000	160,728,000
Anadarko Petroleum Corp.	2,450,000	154,423,500
Arlington Tankers Ltd. (b)	1,000,000	21,000,000
ConocoPhillips	3,050,000	232,440,500
CONSOL Energy, Inc.	4,650,000	321,733,500
Devon Energy Corp.	2,600,000	271,258,000

	Shares	Value ($)
El Paso Corp.	6,500,000	108,160,000
Foundation Coal Holdings, Inc.	1,750,000	88,077,500
Murphy Oil Corp.	1,500,000	123,210,000
Noble Energy, Inc.	2,200,000	160,160,000
PetroHawk Energy Corp. (a)	4,700,000	94,799,000
Petroleo Brasileiro SA, ADR	4,050,000	413,545,500
Petroplus Holdings AG (a)	1,500,000	92,377,959
Pinnacle Gas Resources, Inc. (a)(c)(d)	900,000	2,295,000
Rosetta Resources, Inc. (a)(b)(c)(d)	2,750,000	54,092,500
Rosetta Resources, Inc. (a)(b)	250,000	4,917,500
W&T Offshore, Inc.	2,500,000	85,275,000

Oil, Gas & Consumable Fuels Total		2,388,493,459

Energy Total		2,488,973,459

Financials – 15.9%
Capital Markets – 4.7%
Apollo Investment Corp. (e)	3,550,000	56,196,500
Invesco Ltd.	5,200,000	126,672,000
Lehman Brothers Holdings, Inc.	2,400,000	90,336,000
MCG Capital Corp.	1,900,000	17,271,000
Morgan Stanley	3,100,000	141,670,000

Capital Markets Total		432,145,500

Commercial Banks – 1.2%
PNC Financial Services Group, Inc.	1,700,000	111,469,000

Commercial Banks Total		111,469,000

Consumer Finance – 0.9%
Capital One Financial Corp.	1,600,000	78,752,000

Consumer Finance Total		78,752,000

Diversified Financial Services – 1.7%
CIT Group, Inc.	2,300,000	27,255,000
JPMorgan Chase & Co.	2,550,000	109,522,500
Primus Guaranty Ltd. (a)(b)	4,000,000	14,320,000

Diversified Financial Services Total		151,097,500

Insurance – 5.7%
ACE Ltd.	3,200,000	176,192,000
Ambac Financial Group, Inc.	1,042,864	5,996,468
Castlepoint Holdings Ltd. (b)	3,323,260	32,335,320
Genworth Financial, Inc., Class A	2,000,000	45,280,000
Loews Corp.	3,500,000	140,770,000
MetLife, Inc.	2,050,000	123,533,000

Insurance Total		524,106,788

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.3%
DiamondRock Hospitality Co.	4,720,000	59,802,400
Host Hotels & Resorts, Inc.	2,800,000	44,576,000
Vintage Wine Trust, Inc. (c)	2,140,500	14,448,375

Real Estate Investment Trusts (REITs) Total		118,826,775

Real Estate Management & Development – 0.1%
JHSF Participacoes SA	3,037,342	10,818,594

Real Estate Management & Development Total		10,818,594

Thrifts & Mortgage Finance – 0.3%
Washington Mutual, Inc.	2,300,000	23,690,000

Thrifts & Mortgage Finance Total		23,690,000

Financials Total		1,450,906,157

Health Care – 3.0%
Health Care Equipment & Supplies – 1.3%
Baxter International, Inc.	2,031,818	117,479,717

Health Care Equipment & Supplies Total		117,479,717

Health Care Providers & Services – 1.0%
AmerisourceBergen Corp.	2,200,000	90,156,000

Health Care Providers & Services Total		90,156,000

Pharmaceuticals – 0.7%
Bristol-Myers Squibb Co.	3,100,000	66,030,000

Pharmaceuticals Total		66,030,000

Health Care Total		273,665,717

Industrials – 15.6%
Aerospace & Defense – 3.7%
AerCap Holdings NV (a)(b)	5,000,000	87,900,000
Empresa Brasileira de Aeronautica SA, ADR	3,000,000	118,530,000
United Technologies Corp.	1,900,000	130,758,000

Aerospace & Defense Total		337,188,000

Airlines – 1.7%
Copa Holdings SA, Class A (b)	2,600,000	99,086,000
Gol Linhas Aereas Inteligentes SA, ADR	3,700,000	55,093,000

Airlines Total		154,179,000

Commercial Services & Supplies – 0.5%
RSC Holdings, Inc. (a)	4,100,000	44,690,000

Commercial Services & Supplies Total		44,690,000

	Shares	Value ($)
Construction & Engineering – 0.5%
Aecom Technology Corp. (a)	1,700,000	44,217,000

Construction & Engineering Total		44,217,000

Electrical Equipment – 1.1%
Rockwell Automation, Inc.	1,750,000	100,485,000

Electrical Equipment Total		100,485,000

Industrial Conglomerates – 1.2%
Tyco International Ltd.	2,400,000	105,720,000

Industrial Conglomerates Total		105,720,000

Machinery – 1.9%
AGCO Corp. (a)	2,900,000	173,652,000

Machinery Total		173,652,000

Marine – 0.2%
Omega Navigation Enterprises, Inc., Class A (b)	1,000,000	14,980,000

Marine Total		14,980,000

Road & Rail – 3.9%
Ryder System, Inc.	2,000,000	121,820,000
Union Pacific Corp.	1,900,000	238,222,000

Road & Rail Total		360,042,000

Trading Companies & Distributors – 0.9%
United Rentals, Inc. (a)(b)	4,300,000	81,012,000

Trading Companies & Distributors Total		81,012,000

Industrials Total		1,416,165,000

Information Technology – 6.6%
Communications Equipment – 4.8%
CommScope, Inc. (a)	1,800,000	62,694,000
Harris Corp.	4,800,000	232,944,000
Nokia Oyj, ADR	4,300,000	136,869,000

Communications Equipment Total		432,507,000

Computers & Peripherals – 1.8%
International Business Machines Corp.	1,450,000	166,953,000

Computers & Peripherals Total		166,953,000

Information Technology Total		599,460,000

Materials – 13.2%
Chemicals – 4.0%
Celanese Corp., Series A	4,200,000	164,010,000
Lanxess AG	2,100,000	84,261,022
PPG Industries, Inc.	1,900,000	114,969,000

Chemicals Total		363,240,022

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2008

Common Stocks (continued)

Convertible Preferred Stocks – 0.7%

	Shares	Value ($)
Construction Materials – 0.5%
Eagle Materials, Inc.	1,300,000	46,215,000

Construction Materials Total		46,215,000

Containers & Packaging – 0.5%
Smurfit-Stone Container Corp. (a)	5,700,000	43,890,000

Containers & Packaging Total		43,890,000

Metals & Mining – 8.2%
Cia Vale do Rio Doce, ADR	2,500,000	86,600,000
Freeport-McMoRan Copper & Gold, Inc.	1,550,000	149,141,000
Grupo Mexico SAB de CV, Series B	16,000,000	106,213,150
Horsehead Holding Corp. (a)(c)(d)	1,150,000	13,317,000
Schnitzer Steel Industries, Inc., Class A	1,900,000	134,938,000
Southern Copper Corp.	1,850,000	192,085,500
Sterlite Industries India Ltd., ADR (a)	3,700,000	65,934,000

Metals & Mining Total		748,228,650

Materials Total		1,201,573,672

Telecommunication Services – 4.2%
Diversified Telecommunication Services – 0.6%
DataPath, Inc. (a)(c)	1,842,000	6,447,000
Windstream Corp.	4,200,000	50,190,000

Diversified Telecommunication Services Total		56,637,000

Wireless Telecommunication Services – 3.6%
America Movil SAB de CV, Series L, ADR	5,100,000	324,819,000

Wireless Telecommunication Services Total		324,819,000

Telecommunication Services Total		381,456,000

Utilities – 0.6%
Electric Utilities – 0.6%
Enel SpA	5,200,000	55,264,669

Electric Utilities Total		55,264,669

Utilities Total		55,264,669

Total Common Stocks (Cost of $6,530,355,781)		8,981,271,174

	Shares	Value ($)
Financials – 0.4%
Diversified Financial Services – 0.4%
CIT Group, Inc., 7.750%	3,200,000	38,400,000

Diversified Financial Services Total		38,400,000

Financials Total		38,400,000

Materials – 0.3%
Chemicals – 0.3%
Celanese Corp., 4.250%	500,000	25,305,000

Chemicals Total		25,305,000

Materials Total		25,305,000

Total Convertible Preferred Stocks (Cost of $81,985,356)		63,705,000

Rights – 0.0%*
	Units
Financials – 0.0%*
Capital Markets – 0.0%*
MCG Capital Corp. (a)	271,429	290,429

Capital Markets Total		290,429

Financials Total		290,429

Total Rights (Cost of $—)		290,429

Short-Term Obligation – 0.7%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by U.S. Treasury Obligations with various maturities to 02/15/31, market value $62,874,925 (repurchase proceeds $61,641,712)	61,640,000	61,640,000

Total Short-Term Obligation (Cost of $61,640,000)		61,640,000

Total Investments – 100.0% (Cost of $6,673,981,137) (f)		9,106,906,603

Other Assets & Liabilities, Net – 0.0%*		(1,848,796)

Net Assets – 100.0%		9,105,057,807

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2008

Notes to Investment Portfolio:

(a)	Non-income producing security.
(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the year ended March 31, 2008, are as follows:

Security name:	AerCap Holdings NV
Shares as of 03/31/07:	1,950,000
Shares purchased:	3,050,000
Shares sold:	—
Shares as of 03/31/08:	5,000,000
Net realized gain/loss:	—
Dividend income earned:	—
Value at end of period:	$87,900,000
Security name:	Alpha Natural Resources, Inc.
Shares as of 03/31/07:	3,300,000
Shares purchased:	400,000
Shares sold:	—
Shares as of 03/31/08:	3,700,000
Net realized gain/loss:	—
Dividend income earned:	—
Value at end of period:	$160,728,000
Security name:	Arlington Tankers Ltd.
Shares as of 03/31/07:	1,050,181
Shares purchased:	—
Shares sold:	(50,181)
Shares as of 03/31/08:	1,000,000
Net realized gain/loss:	$(22,957)
Dividend income earned:	$2,408,319
Value at end of period:	$21,000,000
Security name:	Castlepoint Holdings Ltd.
Shares as of 03/31/07:	2,403,260
Shares purchased:	920,000
Shares sold:	—
Shares as of 03/31/08:	3,323,260
Net realized gain/loss:	—
Dividend income earned:	$340,187
Value at end of period:	$32,335,320
Security name:	Copa Holdings SA, Class A
Shares as of 03/31/07:	2,100,000
Shares purchased:	500,000
Shares sold:	—
Shares as of 03/31/08:	2,600,000
Net realized gain/loss:	—
Dividend income earned:	$651,000
Value at end of period:	$99,086,000

Security name:	Omega Navigation Enterprises, Inc., Class A
Shares as of 03/31/07:	1,000,000
Shares purchased:	—
Shares sold:	—
Shares as of 03/31/08:	1,000,000
Net realized gain/loss:	—
Dividend income earned:	$2,000,000
Value at end of period:	$14,980,000
Security name:	Primus Guaranty Ltd.
Shares as of 03/31/07:	3,000,000
Shares purchased:	1,300,000
Shares sold:	(300,000)
Shares as of 03/31/08:	4,000,000
Net realized gain/loss:	$(2,720,294)
Dividend income earned:	—
Value at end of period:	$14,320,000
Security name:	Rosetta Resources, Inc.
Shares as of 03/31/07:	2,750,000
Shares purchased:	250,000
Shares sold:	—
Shares as of 03/31/08:	3,000,000
Net realized gain/loss:	—
Dividend income earned:	—
Value at end of period:	$59,010,000
Security name:	United Rentals, Inc.
Shares as of 03/31/07:	4,250,000
Shares purchased:	50,000
Shares sold:	—
Shares as of 03/31/08:	4,300,000
Net realized gain/loss:	—
Dividend income earned:	—
Value at end of period:	$81,012,000
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid except for the following, amounted to $90,599,875, which represents 1.0% of net assets.

Security	Acquisition Date	Shares	Cost	Value
DataPath, Inc.	06/23/06	1,842,000	$20,262,000	$6,447,000
Vintage Wine Trust, Inc.	03/16/05 - 01/04/07	2,140,500	19,669,245	14,448,375

				$20,895,375

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $69,704,500, which represents 0.8% of net assets.

(e)	Closed-end Management Investment Company.

(f)	Cost for federal income tax purposes is $6,674,769,700.

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2008

For the year ended March 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2007	23,000	$6,678,258
Options written	22,400	9,630,070
Options terminated in closing purchase transactions	(28,183)	(9,791,478)
Options exercised	(12,217)	(6,022,486)
Options expired	(5,000)	(494,364)

Options outstanding at March 31, 2008	—	$—

At March 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	27.3
Financials	16.3
Industrials	15.6
Materials	13.5
Consumer Discretionary	8.1
Information Technology	6.6
Telecommunication Services	4.2
Consumer Staples	4.1
Health Care	3.0
Utilities	0.6

	99.3
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	0.0	*

	100.0

* Represents less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Emerging Markets Fund

March 31, 2008

Common Stocks – 91.4%

	Shares	Value ($)
Consumer Discretionary – 5.3%
Hotels, Restaurants & Leisure – 1.4%
Genting Berhad	6,170,500	12,686,660
Kangwon Land, Inc.	99,590	2,059,088

Hotels, Restaurants & Leisure Total		14,745,748

Household Durables – 0.4%
Urbi Desarrollos Urbanos SA de CV (a)	1,358,229	4,466,704

Household Durables Total		4,466,704

Media – 2.1%
Grupo Televisa SA, Series CPO	859,300	4,158,131
RBC Information Systems, ADR	437,900	16,815,360

Media Total		20,973,491

Specialty Retail – 1.1%
Grupo Elektra SA de CV (a)	389,675	10,746,247

Specialty Retail Total		10,746,247

Textiles, Apparel & Luxury Goods – 0.3%
Texwinca Holdings Ltd.	4,741,000	3,407,784

Textiles, Apparel & Luxury Goods Total		3,407,784

Consumer Discretionary Total		54,339,974

Consumer Staples – 5.9%
Beverages – 1.6%
Cia de Bebidas das Americas, ADR	50,400	3,807,720
Lotte Chilsung Beverage Co., Ltd.	12,911	12,131,309

Beverages Total		15,939,029

Food & Staples Retailing – 1.7%
President Chain Store Corp.	5,015,453	17,196,818

Food & Staples Retailing Total		17,196,818

Food Products – 2.4%
Chaoda Modern Agriculture	15,044,191	17,135,638
IJM Plantations Berhad	1,426,000	1,604,729
IOI Corp. Berhad	2,578,000	5,749,894

Food Products Total		24,490,261

Personal Products – 0.2%
Pacific Corp.	19,637	2,392,305

Personal Products Total		2,392,305

Consumer Staples Total		60,018,413

	Shares	Value ($)
Energy – 10.8%
Oil, Gas & Consumable Fuels – 10.8%
Bumi Resources TBK PT	5,767,500	3,925,371
China Petroleum & Chemical Corp., Class H	17,645,000	15,171,850
China Shenhua Energy Co., Ltd., Class H	1,270,500	5,144,454
CNOOC Ltd.	5,234,000	7,682,848
Gazprom OAO, Registered Shares, ADR	560,700	28,595,700
LUKOIL, ADR	198,500	17,031,300
PetroChina Co., Ltd., ADR	124,800	15,638,688
Sasol Ltd.	338,200	16,293,681

Oil, Gas & Consumable Fuels Total		109,483,892

Energy Total		109,483,892

Financials – 17.6%
Commercial Banks – 15.5%
Akbank TAS, ADR (b)	1,031,262	8,645,276
Banco Bradesco SA, ADR	124,700	3,461,672
Banco Santander Chile SA, ADR	232,592	12,155,258
Bangkok Bank PCL, Foreign Registered Shares	1,254,800	5,558,355
Bank of Communications Co., Ltd., Class H	11,046,000	12,852,116
Bumiputra-Commerce Holdings Berhad	1,350,200	4,219,072
China Construction Bank Corp., Class H	31,077,000	23,257,139
Hana Financial Group, Inc.	158,902	6,533,804
ICICI Bank Ltd., ADR	322,550	12,318,184
Industrial & Commercial Bank of China, Class H	2,391,000	1,662,918
Public Bank Berhad	5,351,350	18,279,805
Siam Commercial Bank PCL, Foreign Registered Shares (c)	1,852,700	5,325,372
State Bank of India Ltd., GDR (b)	210,800	16,816,191
Turkiye Vakiflar Bankasi Tao, Class D	1,945,204	3,544,139
Uniao de Bancos Brasileiros SA, GDR	198,400	23,141,376

Commercial Banks Total		157,770,677

Diversified Financial Services – 0.8%
African Bank Investments Ltd.	1,328,900	4,368,801
Bovespa Holding SA	250,000	3,369,522

Diversified Financial Services Total		7,738,323

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Insurance – 0.2%
Ping An Insurance Group Co., Ltd., Class H	303,000	2,136,020

Insurance Total		2,136,020

Real Estate Management & Development – 1.1%
China Overseas Land & Investment Ltd.	1,766,000	3,251,837
DLF Ltd.	135,274	2,190,770
Far East Consortium	14,623,722	5,581,526

Real Estate Management & Development Total		11,024,133

Financials Total		178,669,153

Health Care – 0.7%
Health Care Providers & Services – 0.7%
Diagnosticos da America SA	331,932	6,601,942

Health Care Providers & Services Total		6,601,942

Health Care Total		6,601,942

Industrials – 7.4%
Construction & Engineering – 0.1%
China Railway Construction Corp., Class H (a)	500,000	687,426

Construction & Engineering Total		687,426

Electrical Equipment – 4.8%
Bharat Heavy Electricals Ltd.	156,111	7,944,276
LS Cable Ltd.	263,930	23,913,038
Suntech Power Holdings Co., Ltd., ADR (a)	44,895	1,820,941
Suzlon Energy Ltd. (a)	2,366,800	15,530,396

Electrical Equipment Total		49,208,651

Industrial Conglomerates – 0.3%
Sime Darby Berhad (a)	1,052,000	3,087,183

Industrial Conglomerates Total		3,087,183

Machinery – 1.1%
Industrias Romi SA	737,400	6,316,249
Lupatech SA	90,000	2,797,914
United Tractors TBK PT	1,313,500	1,802,148

Machinery Total		10,916,311

Marine – 0.3%
U-Ming Marine Transport Corp.	1,022,000	3,090,905

Marine Total		3,090,905

	Shares	Value ($)
Transportation Infrastructure – 0.8%
Grupo Aeroportuario del Pacifico SA de CV, ADR	180,400	8,118,000

Transportation Infrastructure Total		8,118,000

Industrials Total		75,108,476

Information Technology – 10.7%
Computers & Peripherals – 1.9%
Wistron Corp.	12,201,552	19,284,994

Computers & Peripherals Total		19,284,994

Electronic Equipment & Instruments – 3.6%
HON HAI Precision Industry Co., Ltd.	2,769,365	15,903,145
Synnex Technology International Corp.	7,817,406	21,305,487

Electronic Equipment & Instruments Total		37,208,632

IT Services – 0.4%
Redecard SA	237,600	3,952,552

IT Services Total		3,952,552

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd.	62,429	39,669,011
Taiwan Semiconductor Manufacturing Co., Ltd.	1,872	3,898
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	584,111	5,998,820

Semiconductors & Semiconductor Equipment Total		45,671,729

Software – 0.3%
NCSoft Corp.	63,229	2,946,921

Software Total		2,946,921

Information Technology Total		109,064,828

Materials – 14.9%
Chemicals – 1.4%
Israel Chemicals Ltd.	622,661	8,712,895
Makhteshim-Agan Industries Ltd.	363,944	2,668,346
Uralkali, GDR (a)	65,600	2,689,013

Chemicals Total		14,070,254

Construction Materials – 1.0%
Indocement Tunggal Prakarsa TBK PT	13,279,700	10,225,951

Construction Materials Total		10,225,951

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Metals & Mining – 12.5%
Aluminum Corp. of China Ltd., Class H	4,378,000	7,057,928
Anglo American PLC	351,750	20,852,870
Cia Siderurgica Nacional SA	97,000	3,458,323
Cia Vale do Rio Doce	986,000	33,996,125
Freeport-McMoRan Copper & Gold, Inc.	56,271	5,414,396
Grupo Mexico SAB de CV, Series B	1,004,200	6,666,203
Kazakhmys PLC	451,465	14,305,791
MMC Norilsk Nickel, ADR	783,000	22,041,450
POSCO	28,406	13,597,508

Metals & Mining Total		127,390,594

Materials Total		151,686,799

Telecommunication Services – 18.1%
Diversified Telecommunication Services – 6.5%
Chunghwa Telecom Co., Ltd., ADR	773,200	20,118,664
KT Corp., ADR	501,705	11,915,494
Telecom Argentina SA, ADR (a)	506,839	10,734,850
Telekomunikasi Indonesia TBK PT	19,181,200	20,254,430
Telkom SA Ltd.	218,404	3,548,323

Diversified Telecommunication Services Total		66,571,761

Wireless Telecommunication Services – 11.6%
Advanced Info Service PCL, Foreign Registered Shares (c)	1,793,500	5,696,363
America Movil SAB de CV, Series L, ADR	333,100	21,215,139
Bharti Airtel Ltd. (a)	151,000	3,089,097
China Mobile Ltd., ADR	553,197	41,495,307
Millicom International Cellular SA (a)	26,827	2,536,493
Mobile TeleSystems OJSC, ADR	290,700	22,049,595
MTN Group Ltd.	710,400	10,780,320
SK Telecom Co., Ltd., ADR	496,085	10,720,397

Wireless Telecommunication Services Total		117,582,711

Telecommunication Services Total		184,154,472

Total Common Stocks (Cost of $621,878,776)		929,127,949

Preferred Stocks – 5.8%
	Shares	Value ($)
Energy – 4.6%
Oil, Gas & Consumable Fuels – 4.6%
Petroleo Brasileiro SA	1,099,100	46,345,477

Oil, Gas & Consumable Fuels Total		46,345,477

Energy Total		46,345,477

Materials – 0.3%
Metals & Mining – 0.3%
Usinas Siderurgicas de Minas Gerais SA	57,500	3,224,483

Metals & Mining Total		3,224,483

Materials Total		3,224,483

Utilities – 0.9%
Electric Utilities – 0.9%
Cia Energetica de Minas Gerais	493,862	8,865,705

Electric Utilities Total		8,865,705

Utilities Total		8,865,705

Total Preferred Stocks (Cost of $25,534,510)		58,435,665

Investment Companies – 1.6%
India Fund, Inc.	228,300	10,369,386
iShares MSCI Emerging Markets Index Fund	46,037	6,186,452

Total Investment Companies (Cost of $11,901,044)		16,555,838

Short-Term Obligation – 0.1%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 02/15/31, market value $1,187,040 (repurchase proceeds $1,159,032)	1,159,000	1,159,000

Total Short-Term Obligation (Cost of $1,159,000)		1,159,000

Total Investments – 98.9% (Cost of $660,473,330) (d)		1,005,278,452

Other Assets & Liabilities, Net – 1.1%		11,125,942

Net Assets – 100.0%		1,016,404,394

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2008

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, these securities, which are not illiquid except for the following, amounted to $25,461,467, which represents 2.5% of net assets.

Security	Acquisition Date	Shares	Cost	Value
Akbank TAS, ADR	06/14/99 – 10/15/07	1,031,262	$4,627,799	$8,645,276

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $11,021,735, which represents 1.1% of net assets.

(d)	Cost for federal income tax purposes is $660,473,330.

The Fund is invested in the following countries at March 31, 2008:

Country (Unaudited)	Value	% of Total Investments
Brazil	$149,339,060	14.9
South Korea	125,878,875	12.5
Russia	109,222,419	10.9
Taiwan	102,902,730	10.2
China	83,608,539	8.3
Hong Kong	75,147,157	7.5
India	57,888,913	5.8
Mexico	55,370,423	5.5
Malaysia	45,627,343	4.5
Indonesia	36,207,899	3.6
United Kingdom	35,158,662	3.5
South Africa	34,991,126	3.5
United States*	28,357,959	2.8
Thailand	16,580,091	1.7
Turkey	12,189,414	1.2
Chile	12,155,258	1.2
Israel	11,381,241	1.1
Argentina	10,734,850	1.1
Luxembourg	2,536,493	0.2

	$1,005,278,452	100.0

* Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Growth Fund

March 31, 2008

Common Stocks – 97.6%

	Shares	Value ($)
Consumer Discretionary – 10.4%
Auto Components – 0.5%
Denso Corp.	92,400	2,995,099

Auto Components Total		2,995,099

Automobiles – 1.1%
Dongfeng Motor Group Co., Ltd., Class H	6,057,200	2,712,431
Volkswagen AG	15,600	4,521,716

Automobiles Total		7,234,147

Distributors – 0.4%
Inchcape PLC	331,302	2,642,763

Distributors Total		2,642,763

Hotels, Restaurants & Leisure – 0.6%
Genting Berhad	1,799,700	3,700,216

Hotels, Restaurants & Leisure Total		3,700,216

Household Durables – 1.5%
Matsushita Electric Industrial Co., Ltd.	185,000	4,019,724
Sony Corp., ADR	143,377	5,745,117

Household Durables Total		9,764,841

Leisure Equipment & Products – 1.1%
Nikon Corp.	252,000	6,741,538

Leisure Equipment & Products Total		6,741,538

Media – 1.5%
Reed Elsevier PLC	740,429	9,435,999

Media Total		9,435,999

Specialty Retail – 1.4%
Esprit Holdings Ltd.	479,900	5,754,143
Yamada Denki Co., Ltd.	36,130	3,130,069

Specialty Retail Total		8,884,212

Textiles, Apparel & Luxury Goods – 2.3%
Adidas AG	51,683	3,438,383
Gildan Activewear, Inc. (a)	180,000	6,790,005
Swatch Group AG	16,754	4,478,116

Textiles, Apparel & Luxury Goods Total		14,706,504

Consumer Discretionary Total		66,105,319

Consumer Staples – 12.8%
Beverages – 0.8%
Diageo PLC	251,520	5,070,835

Beverages Total		5,070,835

Food & Staples Retailing – 2.6%
Carrefour SA	56,659	4,370,725

	Shares	Value ($)
Tesco PLC	386,974	2,923,023
Wm. Morrison Supermarkets PLC	1,643,414	8,988,981

Food & Staples Retailing Total		16,282,729

Food Products – 5.4%
Chaoda Modern Agriculture	5,932,312	6,757,024
Nestle SA, Registered Shares	39,115	19,554,069
Toyo Suisan Kaisha Ltd.	166,000	2,501,790
Unilever NV	161,442	5,424,863

Food Products Total		34,237,746

Household Products – 1.6%
Reckitt Benckiser Group PLC	187,552	10,387,538

Household Products Total		10,387,538

Personal Products – 0.6%
Shiseido Co., Ltd.	145,000	3,836,826

Personal Products Total		3,836,826

Tobacco – 1.8%
British American Tobacco PLC	141,997	5,328,520
Imperial Tobacco Group PLC	55,865	2,569,891
Japan Tobacco, Inc.	749	3,755,429

Tobacco Total		11,653,840

Consumer Staples Total		81,469,514

Energy – 5.2%
Energy Equipment & Services – 1.2%
TGS Nopec Geophysical Co. ASA (a)	259,500	3,779,566
Wellstream Holdings PLC (a)	158,915	4,148,255

Energy Equipment & Services Total		7,927,821

Oil, Gas & Consumable Fuels – 4.0%
BG Group PLC	744,545	17,242,037
PetroChina Co., Ltd., ADR	42,919	5,378,180
Yanzhou Coal Mining Co., Ltd., Class H	1,822,000	2,563,415

Oil, Gas & Consumable Fuels Total		25,183,632

Energy Total		33,111,453

Financials – 12.3%
Capital Markets – 1.6%
Credit Suisse Group, Registered Shares	85,909	4,371,819
Goldman Sachs Group, Inc.	17,933	2,965,939
UBS AG, Registered Shares	102,732	2,990,114

Capital Markets Total		10,327,872

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks – 8.1%
Banco Santander SA	470,778	9,379,691
BNP Paribas	34,547	3,491,143
DBS Group Holdings Ltd.	703,400	9,251,870
HSBC Holdings PLC	216,517	3,566,017
Intesa Sanpaolo SpA	809,901	5,723,346
Kasikornbank Public Co., Ltd., Foreign Shares	3,469,900	10,187,067
Mitsubishi UFJ Financial Group, Inc.	270,500	2,354,433
Sumitomo Trust & Banking Co., Ltd.	1,103,000	7,613,886

Commercial Banks Total		51,567,453

Diversified Financial Services – 0.6%
Deutsche Boerse AG	23,644	3,812,793

Diversified Financial Services Total		3,812,793

Insurance – 1.0%
AXA SA	104,138	3,768,746
RenaissanceRe Holdings Ltd.	49,039	2,545,615

Insurance Total		6,314,361

Real Estate Management & Development – 1.0%
Hongkong Land Holdings Ltd.	1,539,000	6,382,428

Real Estate Management & Development Total		6,382,428

Financials Total		78,404,907

Health Care – 10.3%
Biotechnology – 1.3%
CSL Ltd.	239,418	8,076,057

Biotechnology Total		8,076,057

Health Care Equipment & Supplies – 0.5%
Synthes, Inc.	22,263	3,113,483

Health Care Equipment & Supplies Total		3,113,483

Health Care Providers & Services – 1.0%
Fresenius Medical Care AG & Co. KGaA	66,500	3,344,144
Rhoen-Klinikum AG	96,399	2,854,477

Health Care Providers & Services Total		6,198,621

Pharmaceuticals – 7.5%
GlaxoSmithKline PLC	258,987	5,488,240
Hisamitsu Pharmaceutical Co., Inc.	7,600	276,979
Novartis AG, Registered Shares	100,165	5,136,368
Novo-Nordisk A/S, Class B	99,250	6,791,195

	Shares	Value ($)
Roche Holding AG, Genusschein Shares	65,053	12,248,721
Shire PLC	178,392	3,447,560
Takeda Pharmaceutical Co., Ltd.	172,400	8,717,812
Teva Pharmaceutical Industries Ltd., ADR	125,680	5,805,159

Pharmaceuticals Total		47,912,034

Health Care Total		65,300,195

Industrials – 15.2%
Aerospace & Defense – 0.6%
MTU Aero Engines Holding AG	95,243	4,019,144

Aerospace & Defense Total		4,019,144

Commercial Services & Supplies – 2.1%
Randstad Holding NV	114,329	5,374,811
Serco Group PLC	866,945	7,806,068

Commercial Services & Supplies Total		13,180,879

Construction & Engineering – 0.6%
Outotec Oyj	69,860	3,720,786

Construction & Engineering Total		3,720,786

Electrical Equipment – 4.6%
ABB Ltd., Registered Shares	344,213	9,269,317
Gamesa Corp. Tecnologica SA	92,924	4,239,736
SGL Carbon AG (a)	159,295	10,070,718
Vestas Wind Systems A/S (a)	49,550	5,422,410

Electrical Equipment Total		29,002,181

Industrial Conglomerates – 1.6%
Keppel Corp., Ltd.	772,000	5,593,661
Siemens AG, Registered Shares	45,445	4,931,832

Industrial Conglomerates Total		10,525,493

Machinery – 3.9%
Fanuc Ltd.	96,500	9,339,717
Gildemeister AG	138,704	3,485,949
Glory Ltd.	172,900	3,737,036
Komatsu Ltd.	124,100	3,519,387
Weir Group PLC	299,499	4,522,803

Machinery Total		24,604,892

Road & Rail – 0.7%
Canadian National Railway Co.	98,600	4,780,868

Road & Rail Total		4,780,868

Trading Companies & Distributors – 1.1%
Itochu Corp.	712,300	7,067,000

Trading Companies & Distributors Total		7,067,000

Industrials Total		96,901,243

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 6.4%
Communications Equipment – 1.9%
Nokia OYJ	378,198	12,031,813

Communications Equipment Total		12,031,813

Internet Software & Services – 1.3%
United Internet AG, Registered Shares	384,799	8,273,647

Internet Software & Services Total		8,273,647

Office Electronics – 1.4%
Canon, Inc.	192,800	8,934,428

Office Electronics Total		8,934,428

Software – 1.8%
Nintendo Co., Ltd.	21,800	11,293,196

Software Total		11,293,196

Information Technology Total		40,533,084

Materials – 17.6%
Chemicals – 6.4%
Asahi Kasei Corp.	994,000	5,252,166
BASF SE	48,267	6,495,755
Bayer AG	42,584	3,410,880
Incitec Pivot Ltd.	16,329	2,101,852
Linde AG	60,060	8,489,798
Potash Corp. of Saskatchewan, Inc.	13,094	2,034,676
Shin-Etsu Chemical Co., Ltd.	38,000	1,971,931
Syngenta AG, Registered Shares	10,041	2,940,902
Umicore	148,102	7,725,351

Chemicals Total		40,423,311

Metals & Mining – 9.3%
Aluminum Corp. of China Ltd., Class H	3,408,000	5,494,157
Anglo American PLC	121,112	7,276,280
ArcelorMittal	38,505	3,152,976
BHP Biliton PLC	552,641	16,392,460
Rio Tinto Ltd.	117,221	13,108,642
Salzgitter AG	17,399	3,022,706
SSAB Svenskt Stal AB, Series A	231,700	6,526,631
Xstrata PLC	62,251	4,359,250

Metals & Mining Total		59,333,102

Paper & Forest Products – 1.9%
Svenska Cellulosa AB, Class B	651,700	11,870,874

Paper & Forest Products Total		11,870,874

Materials Total		111,627,287

	Shares	Value ($)
Telecommunication Services – 3.9%
Diversified Telecommunication Services – 2.8%
Telefonica SA	450,763	12,951,876
Telekomunikasi Indonesia TBK PT	4,469,600	4,719,684

Diversified Telecommunication Services Total		17,671,560

Wireless Telecommunication Services – 1.1%
America Movil SAB de CV, Series L, ADR	66,588	4,240,990
NTT DoCoMo, Inc.	1,942	2,948,947

Wireless Telecommunication Services Total		7,189,937

Telecommunication Services Total		24,861,497

Utilities – 3.5%
Electric Utilities – 3.5%
E.ON AG	60,108	11,122,309
Fortum Oyj	136,930	5,578,702
Iberdrola SA	359,885	5,579,410
Tenaga Nasional Berhad	96,500	222,520

Electric Utilities Total		22,502,941

Utilities Total		22,502,941

Total Common Stocks (Cost of $555,715,100)		620,817,440

Investment Companies – 1.2%
iShares MSCI Brazil Index Fund	46,881	3,611,243
iShares MSCI EAFE Index Fund	51,520	3,704,288

Total Investment Companies (Cost of $7,404,063)		7,315,531

Total Investments – 98.8% (Cost of $563,119,163) (b)		628,132,971

Other Assets & Liabilities, Net – 1.2%		7,916,665

Net Assets – 100.0%		636,049,636

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2008

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $564,770,400

Acronym	Name
ADR	American Depositary Receipt

The Fund was invested in the following countries at March 31, 2008:

Country (Unaudited)	Value	% of Total Investments
United Kingdom	$121,596,521	19.4
Japan	100,007,394	15.9
Germany	81,294,250	12.9
Switzerland	60,989,428	9.7
United States*	37,110,013	5.9
Spain	32,150,712	5.1
Australia	23,286,551	3.7
Finland	21,331,300	3.4
Sweden	18,397,506	2.9
Singapore	14,845,531	2.4
Canada	13,605,548	2.2
Denmark	12,213,605	2.0
Bermuda	12,136,571	1.9
France	11,630,614	1.9
Netherlands	10,799,674	1.7
China	10,770,003	1.7
Thailand	10,187,067	1.6
Belgium	7,725,351	1.2
Cayman Islands	6,757,024	1.1
Italy	5,723,346	0.9
Indonesia	4,719,684	0.8
Malaysia	3,922,736	0.6
Norway	3,779,566	0.6
Luxembourg	3,152,976	0.5

	$628,132,971	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Pacific/Asia Fund

March 31, 2008

Common Stocks – 94.9%

	Shares	Value ($)
Consumer Discretionary – 12.0%
Auto Components – 0.9%
Denso Corp.	32,100	1,040,505

Auto Components Total		1,040,505

Automobiles – 3.8%
Dongfeng Motor Group Co., Ltd., Class H	2,218,000	993,227
Toyota Motor Corp.	68,800	3,467,306

Automobiles Total		4,460,533

Diversified Consumer Services – 0.9%
Benesse Corp.	23,300	1,107,223

Diversified Consumer Services Total		1,107,223

Hotels, Restaurants & Leisure – 1.9%
Genting Berhad	279,200	574,040
Kangwon Land, Inc.	30,850	637,844
NagaCorp Ltd.	4,889,000	1,065,841

Hotels, Restaurants & Leisure Total		2,277,725

Household Durables – 1.8%
Matsushita Electric Industrial Co., Ltd.	95,000	2,064,183

Household Durables Total		2,064,183

Leisure Equipment & Products – 0.9%
Nikon Corp.	38,000	1,016,581

Leisure Equipment & Products Total		1,016,581

Media – 0.6%
Daiichikosho Co., Ltd.	78,500	767,121

Media Total		767,121

Specialty Retail – 1.2%
Esprit Holdings Ltd.	115,200	1,381,282

Specialty Retail Total		1,381,282

Consumer Discretionary Total		14,115,153

Consumer Staples – 7.4%
Food & Staples Retailing – 2.9%
FamilyMart Co., Ltd.	28,500	1,028,422
Woolworths Ltd.	88,934	2,363,050

Food & Staples Retailing Total		3,391,472

Food Products – 2.8%
Chaoda Modern Agriculture	753,118	857,816
Toyo Suisan Kaisha Ltd.	66,900	1,008,252
Universal Robina Corp.	4,445,200	1,496,512

Food Products Total		3,362,580

Personal Products – 0.9%
Shiseido Co., Ltd.	40,000	1,058,435

Personal Products Total		1,058,435

	Shares	Value ($)
Tobacco – 0.8%
Japan Tobacco, Inc.	184	922,562

Tobacco Total		922,562

Consumer Staples Total		8,735,049

Energy – 3.0%
Oil, Gas & Consumable Fuels – 3.0%
China Petroleum & Chemical Corp., Class H	452,000	388,647
Oil & Natural Gas Corp., Ltd.	30,397	748,399
PetroChina Co., Ltd., Class H	1,086,750	1,359,016
Yanzhou Coal Mining Co., Ltd., Class H	778,000	1,094,586

Oil, Gas & Consumable Fuels Total		3,590,648

Energy Total		3,590,648

Financials – 23.2%
Capital Markets – 2.5%
Nomura Holdings, Inc.	37,400	562,641
Tokai Tokyo Securities Co., Ltd.	219,000	728,305
Woori Investment & Securities Co., Ltd.	79,100	1,680,864

Capital Markets Total		2,971,810

Commercial Banks – 16.9%
Bank of East Asia Ltd.	318,340	1,601,210
Chang Hwa Commercial Bank	838,000	634,151
China Merchants Bank Co., Ltd., Class H	112,000	387,988
Commonwealth Bank of Australia	56,981	2,186,467
DBS Group Holdings Ltd.	162,000	2,130,798
Industrial & Commercial Bank of China, Class H	2,690,100	1,870,939
Kookmin Bank	32,269	1,812,532
Malayan Banking Berhad	520,625	1,381,286
Mitsubishi UFJ Financial Group, Inc.	76,600	666,727
Mizuho Financial Group, Inc.	259	954,552
Siam Commercial Bank PCL, Foreign Registered Shares (a)	582,800	1,675,191
St. George Bank Ltd.	73,540	1,734,642
Sumitomo Trust & Banking Co., Ltd.	217,400	1,500,688
United Overseas Bank Ltd.	48,000	671,464
Yamaguchi Financial Group, Inc.	62,000	704,200

Commercial Banks Total		19,912,835

Consumer Finance – 0.8%
ORIX Corp.	6,600	902,679

Consumer Finance Total		902,679

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Insurance – 0.6%
Millea Holdings, Inc.	19,600	725,219

Insurance Total		725,219

Real Estate Management & Development – 1.9%
Hongkong Land Holdings Ltd.	281,000	1,165,343
Swire Pacific Ltd., Class A	90,700	1,029,052

Real Estate Management & Development Total		2,194,395

Thrifts & Mortgage Finance – 0.5%
LIC Housing Finance	89,729	626,247

Thrifts & Mortgage Finance Total		626,247

Financials Total		27,333,185

Health Care – 3.0%
Health Care Equipment & Supplies – 0.6%
Hogy Medical Co., Ltd.	13,300	687,933

Health Care Equipment & Supplies Total		687,933

Pharmaceuticals – 2.4%
Hisamitsu Pharmaceutical Co., Inc.	22,600	823,648
Takeda Pharmaceutical Co., Ltd.	41,100	2,078,318

Pharmaceuticals Total		2,901,966

Health Care Total		3,589,899

Industrials – 17.2%
Commercial Services & Supplies – 1.4%
Brambles Ltd.	178,104	1,629,539

Commercial Services & Supplies Total		1,629,539

Electrical Equipment – 2.2%
Bharat Heavy Electricals Ltd.	17,112	870,806
Mitsubishi Electric Corp.	105,000	925,353
Sumitomo Electric Industries Ltd.	62,500	792,993

Electrical Equipment Total		2,589,152

Industrial Conglomerates – 1.5%
Keppel Corp., Ltd.	251,000	1,818,665

Industrial Conglomerates Total		1,818,665

Machinery – 7.1%
Fanuc Ltd.	17,200	1,664,696
Glory Ltd.	65,100	1,407,062
Hino Motors Ltd.	147,000	984,621
Komatsu Ltd.	85,800	2,433,226
Kurita Water Industries Ltd.	49,700	1,858,932

Machinery Total		8,348,537

	Shares	Value ($)
Marine – 1.0%
U-Ming Marine Transport Corp.	371,000	1,122,041

Marine Total		1,122,041

Road & Rail – 1.1%
Central Japan Railway Co.	129	1,343,275

Road & Rail Total		1,343,275

Trading Companies & Distributors – 2.9%
ITOCHU Corp.	211,700	2,100,356
Mitsubishi Corp.	42,100	1,297,332

Trading Companies & Distributors Total		3,397,688

Industrials Total		20,248,897

Information Technology – 11.3%
Computers & Peripherals – 0.9%
Toshiba Corp.	91,500	613,744
Wistron Corp.	288,000	455,194

Computers & Peripherals Total		1,068,938

Electronic Equipment & Instruments – 3.1%
FUJIFILM Holdings Corp.	48,100	1,708,850
Kingboard Chemical Holdings Ltd.	186,500	664,925
Kyocera Corp.	14,400	1,211,053

Electronic Equipment & Instruments Total		3,584,828

IT Services – 0.5%
Computershare Ltd.	78,341	628,738

IT Services Total		628,738

Office Electronics – 1.9%
Canon, Inc.	48,100	2,228,973

Office Electronics Total		2,228,973

Semiconductors & Semiconductor Equipment – 2.6%
Macronix International	2,032,000	932,139
Samsung Electronics Co., Ltd.	972	617,634
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	150,913	1,549,877

Semiconductors & Semiconductor Equipment Total		3,099,650

Software – 2.3%
Nintendo Co., Ltd.	5,200	2,693,790

Software Total		2,693,790

Information Technology Total		13,304,917

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2008

Common Stocks (continued)

	Shares	Value ($)
Materials – 9.5%
Chemicals – 2.0%
Asahi Kasei Corp.	141,000	745,025
Incitec Pivot Ltd.	12,665	1,630,226

Chemicals Total		2,375,251

Metals & Mining – 7.5%
Aluminum Corp. of China Ltd., ADR	32,447	1,311,832
BHP Billiton Ltd.	63,011	2,070,249
Freeport-McMoRan Copper & Gold, Inc.	16,932	1,629,197
Korea Iron & Steel Co., Ltd.	8,953	661,781
Rio Tinto Ltd.	12,946	1,447,731
Yamato Kogyo Co., Ltd.	25,600	1,053,374
Zinifex Ltd.	66,135	606,047

Metals & Mining Total		8,780,211

Materials Total		11,155,462

Telecommunication Services – 6.9%
Diversified Telecommunication Services – 1.3%
Telekomunikasi Indonesia TBK PT	1,453,800	1,535,143

Diversified Telecommunication Services Total		1,535,143

Wireless Telecommunication Services – 5.6%
Bharti Airtel Ltd. (b)	27,708	566,839
China Mobile Ltd., ADR	45,194	3,390,002
Globe Telecom, Inc.	44,620	1,618,350
NTT DoCoMo, Inc.	715	1,085,735

Wireless Telecommunication Services Total		6,660,926

Telecommunication Services Total		8,196,069

Utilities – 1.4%
Electric Utilities – 0.6%
CESC Ltd.	67,618	684,909

Electric Utilities Total		684,909

Independent Power Producers & Energy Traders – 0.8%
Tanjong PLC	177,200	932,159

Independent Power Producers & Energy Traders Total		932,159

Utilities Total		1,617,068

Total Common Stocks (Cost of $112,122,792)		111,886,347

Investment Companies – 3.7%
	Shares	Value ($)
iShares MSCI Emerging Markets Index Fund	7,876	1,058,377
iShares MSCI Japan Index Fund	84,814	1,049,149
iShares MSCI Malaysia Index Fund	145,423	1,723,263
iShares MSCI Pacific Ex-Japan Index Fund	3,883	526,457

Total Investment Companies (Cost of $4,025,298)		4,357,246

Short-Term Obligation – 0.4%
	Par ($)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/08, due 04/01/08 at 1.000%, collateralized by a U.S. Treasury Obligation maturing 02/15/31, market value $440,074 (repurchase proceeds $426,012)	426,000	426,000

Total Short-Term Obligation (Cost of $426,000)		426,000

Total Investments – 99.0% (Cost of $116,574,090) (c)		116,669,593

Other Assets & Liabilities, Net – 1.0%		1,185,487

Net Assets – 100.0%		117,855,080

Notes to Investment Portfolio:

(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $1,675,191, which represents 1.4% of net assets.

(b)	Non-income producing security.

(c)	Cost for federal income tax purposes is $117,566,715.

The Fund is invested in the following countries at March 31, 2008:

Country (Unaudited)	Value	% of Total Investments
Japan	$49,963,890	42.8
Australia	14,296,688	12.3
United States*	8,959,068	7.7
Hong Kong	8,608,847	7.4
China	7,406,235	6.3
South Korea	5,410,655	4.6
Taiwan	4,693,402	4.0
Singapore	4,620,926	4.0
India	3,497,201	3.0
Philippines	3,114,861	2.7
Malaysia	1,955,327	1.7
Thailand	1,675,191	1.4
Indonesia	1,535,143	1.3
United Kingdom	932,159	0.8

	$116,669,593	100.0

* Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Equity Funds

March 31, 2008

	($)		($)	($)	($)
	Columbia Blended Equity Fund		Columbia Energy and Natural Resources Fund	Columbia Mid Cap Value and Restructuring Fund	Columbia Select Large Cap Growth Fund
Assets
Unaffiliated investments, at identified cost	159,876,255		587,128,472	169,786,455	831,502,028
Affiliated investments, at identified cost	3,370,477		11,330,012	—	—

Total investments, at identified cost	163,246,732		598,458,484	169,786,455	831,502,028

Unaffiliated investments, at value	285,010,858		704,281,888	247,587,426	958,558,582
Affiliated investments, at value	6,388,593		12,200,000	—	—

Total investments, at value	291,399,451		716,481,888	247,587,426	958,558,582
Cash	1,149		23,993	—	830
Foreign currency (cost of $—, $—, $—, $—, $—, $—, $—, $4,095,315, $260,843 and $209,562, respectively)	—		—	—	—
Receivable for:
Investments sold	—		12,411,236	573,468	8,021,961
Fund shares sold	367,432		1,312,008	79,203	764,538
Dividends	572,551		282,956	324,219	—
Interest	148		1,394	—	854
Foreign tax reclaims	17,514		—	—	—
Expense reimbursement due from investment advisor	9,778		—	—	—
Other assets	18,831		35,499	16,857	43,170

Total assets	292,386,854		730,548,974	248,581,173	967,389,935

Liabilities
Payable to custodian bank	—		—	489,099	—
Expense reimbursement due to investment advisor	—		—	—	—
Payable for:
Investments purchased	—		10,696,600	—	24,678,237
Fund shares redeemed	11,882		263,703	130,292	544,501
Investment advisory fee	188,601		366,549	141,830	580,531
Administration fee	19,590		52,066	16,641	69,588
Transfer agent fee	20,189		34,500	17,392	10,387
Pricing and bookkeeping fees	8,666		12,909	9,653	12,244
Trustees’ fees	9,852		5,418	7,279	6,363
Custody fee	11,378		5,340	6,285	6,385
Shareholder servicing fee	160,752		198,554	53,966	249,334
Distribution and service fees	—	*	1,968	863	571
Chief compliance officer expenses	142		142	142	142
Borrowing under Line of Credit	—		—	—	—
Interest	—		—	—	—
Deferred foreign capital gains tax payable	—		—	—	—
Other liabilities	78,166		70,038	59,678	95,397

Total liabilities	509,218		11,707,787	933,120	26,253,680

Net Assets	291,877,636		718,841,187	247,648,053	941,136,255

*	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)		($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund		Columbia Pacific/Asia Fund

350,074,534	604,515,862	6,156,737,603	660,473,330	563,119,163		116,574,090
—	15,926,735	517,243,534	—	—		—

350,074,534	620,442,597	6,673,981,137	660,473,330	563,119,163		116,574,090

388,030,125	678,220,100	8,536,535,283	1,005,278,452	628,132,971		116,669,593
—	10,570,000	570,371,320	—	—		—

388,030,125	688,790,100	9,106,906,603	1,005,278,452	628,132,971		116,669,593
574	140,945	89	309	151,339		19
—	—	—	4,142,607	260,366		209,405

1,385,264	—	323,137	7,135,332	8,162,055		1,818,910
129,925	1,367,303	19,932,737	369,501	87,242		195
743,718	38,610	14,571,009	2,406,390	2,455,936		659,647
59	287	1,712	32	—		12
37,447	—	225,563	8,930	469,962		716
—	—	—	—	—		—
18,279	39,318	471,991	62,061	37,697		9,288

390,345,391	690,376,563	9,142,432,841	1,019,403,614	639,757,568		119,367,785

68,435	—	—	—	—		—
117,199	—	—	—	89,540		—

522,380	—	21,583,540	—	—		1,128,320
488,343	458,722	5,330,170	587,688	362,601		70,403
244,048	440,802	4,565,972	1,089,631	497,812		103,800
25,981	49,701	782,668	118,914	64,321		10,944
1,277	52,983	221,307	45,169	19,083		5,595
9,871	13,022	13,267	14,042	21,630		7,762
4,529	6,242	65,226	5,488	5,970		2,902
12,550	3,293	117,275	311,013	47,759		32,997
8,223	245,023	3,874,041	369,443	154,499		35,399
67	5,076	37,607	453	—	*	—	*
142	142	150	143	142		142
—	—	—	—	2,000,000		—
—	375	—	1,233	1,408		—
—	—	—	342,712	272,274		81,558
57,184	65,936	783,811	113,291	170,893		32,883

1,560,229	1,341,317	37,375,034	2,999,220	3,707,932		1,512,705

388,785,162	689,035,246	9,105,057,807	1,016,404,394	636,049,636		117,855,080

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Equity Funds

March 31, 2008

	($)		($)	($)		($)
	Columbia Blended Equity Fund (a)(b)		Columbia Energy and Natural Resources Fund (b)(c)	Columbia Mid Cap Value and Restructuring Fund (a)(b)(d)(e)		Columbia Select Large Cap Growth Fund (b)(c)(d)(e)
Net Assets Consist of
Paid-in capital	142,212,689		590,713,766	169,321,245		894,655,982
Undistributed (overdistributed) net investment income	108,901		(4)	—		—
Accumulated net realized gain (loss)	21,402,464		10,104,329	525,837		(80,576,281)
Net unrealized appreciation (depreciation) on:
Investments	128,152,719		118,023,404	77,800,971		127,056,554
Foreign currency translations	863		(308)	—		—
Foreign capital gains tax	—		—	—		—

Net Assets	291,877,636		718,841,187	247,648,053		941,136,255

Class A
Net assets	$10,001		$5,327,799	$10,000		$2,141,210
Shares outstanding	348		209,011	547		189,513
Net asset value per share (f)	$28.76	(g)	$25.49	$18.29	(g)	$11.30
Maximum sales charge	5.75%		5.75%	5.75%		5.75%
Maximum offering price per share (h)	$30.51		$27.05	$19.41		$11.99

Class C
Net assets	$10,001		$1,433,429	$10,000		$238,297
Shares outstanding	348		56,436	547		21,158
Net asset value and offering price per share (f)	$28.76	(g)	$25.40	$18.29	(g)	$11.26

Class R
Net assets	—		—	$2,020,091		$22,252
Shares outstanding	—		—	111,586		2,007
Net asset value and offering price per share	—		—	$18.10		$11.09

Class Z
Net assets	$291,857,634		$712,079,959	$245,607,962		$938,734,496
Shares outstanding	10,148,209		27,939,333	13,428,257		83,038,569
Net asset value and offering price per share	$28.76		$25.49	$18.29		$11.30

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(d)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R.

See Accompanying Notes to Financial Statements.

($)		($)	($)	($)	($)	($)
Columbia Select Opportunities Fund (b)(c)(e)		Columbia Select Small Cap Fund (b)(c)(d)	Columbia Value and Restructuring Fund (b)(c)(d)(e)	Columbia Emerging Markets Fund (b)(c)(e)	Columbia International Growth Fund (a)(b)	Columbia Pacific/Asia Fund (a)(b)

345,213,780		600,983,383	6,803,263,973	535,764,243	539,508,018	103,660,347
253,448		—	1,979,612	(1,445)	1,097,836	470,820
5,358,877		19,704,360	(133,130,063)	136,192,820	30,635,335	13,712,311

37,955,591		68,347,503	2,432,925,466	344,805,122	65,013,808	95,503
3,466		—	18,819	(13,634)	66,913	(2,343)
—		—	—	(342,712)	(272,274)	(81,558)

388,785,162		689,035,246	9,105,057,807	1,016,404,394	636,049,636	117,855,080

$317,646		$3,436,365	$77,209,225	$1,231,331	$9,999	$10,003
22,749		212,752	1,477,641	82,322	532	1,062
$13.96		$16.15	$52.25	$14.96	$18.80	$9.42
5.75%		5.75%	5.75%	5.75%	5.75%	5.75%

$14.81		$17.14	$55.44	$15.87	$19.95	$9.99

$26,979		$2,101,451	$13,664,849	$458,240	$9,998	$10,003
1,936		130,549	261,605	30,680	532	1,062

$13.93	(g)	$16.10	$52.23	$14.94	$18.80 (g)	$9.42

—		$6,881,125	$33,826,029	—	—	—
—		433,827	647,662	—	—	—

—		$15.86	$52.23	—	—	—

$388,440,537		$676,616,305	$8,980,357,704	$1,014,714,823	$636,029,639	$117,835,074
27,822,197		41,885,179	171,958,517	67,900,213	33,835,978	12,505,006

$13.96		$16.15	$52.22	$14.94	$18.80	$9.42

(e)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(f)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(g)	Net asset value per share rounds due to fractional shares outstanding.

(h)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Equity Funds

For the Year Ended March 31, 2008

	($)	($)	($)		($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Value and Restructuring Fund		Columbia Select Large Cap Growth Fund
Investment Income
Dividends	6,157,026	5,919,663	5,272,863		3,614,007
Dividends from affiliates	323,558	—	—		—
Interest	185,602	1,744,670	17,889		498,882
Foreign taxes withheld	(41,419)	(66,756)	(122,453)		(59,886)

Total Investment Income	6,624,767	7,597,577	5,168,299		4,053,003

Expenses
Investment advisory fee	2,813,479	4,061,431	2,132,540		6,446,350
Administration fee	512,184	941,122	444,648		1,216,720
Shareholder servicing fee:
Class R	—	—	4,291		32
Class Z	936,553	1,683,077	734,903		2,066,728
Distribution fee:
Class C	— *	1,722	—	*	416
Class R	—	—	8,589		63
Shareholder service fee:
Class A	— *	2,445	—	*	1,224
Class C	— *	581	—	*	139
Transfer agent fees	111,890	394,352	134,312		141,568
Pricing and bookkeeping fees	61,267	83,818	54,762		82,878
Trustees’ fees	30,827	29,611	31,339		32,680
Custody fees	45,838	60,206	19,436		21,725
Chief compliance officer expenses	142	142	142		142
Other expenses	74,663	276,335	105,868		244,215

Expenses before interest expense	4,586,843	7,534,842	3,670,830		10,254,880
Interest expense	21,309	19,045	5,016		—

Total Expenses	4,608,152	7,553,887	3,675,846		10,254,880
Fees waived or reimbursed by investment advisor	(330,722)	—	—		—
Fees waived by Administrator	(136,008)	(263,577)	(119,839)		(333,294)
Custody earnings credit	(800)	(32,870)	(6,679)		(8,042)

Net Expenses	4,140,622	7,257,440	3,549,328		9,913,544

Net Investment Income (Loss)	2,484,145	340,137	1,618,971		(5,860,541)

*	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

6,482,206	3,984,204	182,800,945	36,250,579	14,896,628	4,009,362
—	—	5,399,506	—	—	—
176,077	354,930	1,661,921	365,148	163,949	21,956
(85,076)	—	(1,330,105)	(4,297,461)	(1,020,574)	(361,725)

6,573,207	4,339,134	188,532,267	32,318,266	14,040,003	3,669,593

2,924,023	5,763,295	54,318,105	15,695,279	6,746,961	1,872,501
530,535	1,079,160	13,588,716	2,430,055	1,271,119	334,900

—	13,329	10,324	—	—	—
729,548	1,899,330	21,691,065	3,005,497	1,688,671	463,244

54	2,037	22,326	546	— *	—	*
—	26,591	63,876	—	—	—

279	835	36,552	1,113	— *	—	*
18	679	7,393	184	— *	—	*
29,092	334,802	2,408,026	468,967	97,194	38,317
64,901	83,878	83,954	111,572	104,629	57,748
29,679	32,000	189,309	37,485	31,095	21,978
90,726	40,734	496,728	1,429,374	264,948	147,226
142	142	150	143	142	142
98,437	222,508	1,807,403	369,067	137,118	70,125

4,497,434	9,499,320	94,723,927	23,549,282	10,341,877	3,006,181
—	4,882	—	18,972	5,123	7,249

4,497,434	9,504,202	94,723,927	23,568,254	10,347,000	3,013,430
(398,443)	—	—	—	(260)	—
(148,348)	(291,297)	(3,424,080)	(476,664)	(252,094)	(66,921)
(7,472)	(15,787)	(60,222)	(29,666)	(2,036)	(2,678)

3,943,171	9,197,118	91,239,625	23,061,924	10,092,610	2,943,831

2,630,036	(4,857,984)	97,292,642	9,256,342	3,947,393	725,762

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Equity Funds

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Value and Restructuring Fund	Columbia Select Large Cap Growth Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax and Written Options:
Net realized gain (loss) on:
Unaffiliated investments	61,740,031	80,998,216	1,492,317	43,526,816
Affiliated investments	—	—	—	—
Foreign currency transactions	3,805	(142)	34	—
Written options	—	—	—	—
Realized loss due to a trading error	(5,585)	—	—	—
Reimbursement of a trading loss by investment advisor (See Note 10)	5,585	—	—	—

Net realized gain	61,743,836	80,998,074	1,492,351	43,526,816
Net change in unrealized appreciation (depreciation) on:
Investments	(55,326,523)	66,202,968	(37,221,228)	3,102,461
Foreign currency translations	863	(308)	—	—
Foreign capital gains tax	—	—	—	—
Written options	—	—	—	—

Net change in unrealized appreciation (depreciation)	(55,325,660)	66,202,660	(37,221,228)	3,102,461

Net Gain (Loss)	6,418,176	147,200,734	(35,728,877)	46,629,277

Net Increase (Decrease) Resulting from Operations	8,902,321	147,540,871	(34,109,906)	40,768,736

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/Asia Fund

20,062,973	71,206,081	11,385,847	222,479,491	88,713,251	30,726,211
—	—	(2,743,251)	—	—	—
(32,631)	—	(26,161)	(339,796)	(241,923)	42,400
—	—	(3,139,781)	—	—	—
—	(17,258)	—	—	—	(12,635)
—	17,258	—	—	—	12,635

20,030,342	71,206,081	5,476,654	222,139,695	88,471,328	30,768,611

(17,689,339)	(140,546,087)	(319,728,691)	(55,202,981)	(98,936,449)	(26,082,816)
2,976	—	25,538	(44,952)	45,117	193,218
—	—	—	(342,712)	(272,274)	(81,558)
—	—	(2,843,258)	—	—	—

(17,686,363)	(140,546,087)	(322,546,411)	(55,590,645)	(99,163,606)	(25,971,156)

2,343,979	(69,340,006)	(317,069,757)	166,549,050	(10,692,278)	4,797,455

4,974,015	(74,197,990)	(219,777,115)	175,805,392	(6,744,885)	5,523,217

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Equity Funds

Increase (Decrease) in Net Assets	Columbia Blended Equity Fund		Columbia Energy and Natural Resources Fund
	Year Ended March 31,		Year Ended March 31,
	2008 ($) (a)(b)	2007 ($)	2008 ($) (a)(c)	2007 ($)
Operations
Net investment income (loss)	2,484,145	2,888,780	340,137	1,256,040
Net realized gain (loss) on investments and foreign currency transactions	61,743,836	50,141,770	80,998,074	49,290,030
Net realized gain from redemption in-kind	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(55,325,660)	(8,774,573)	66,202,660	(6,347,488)

Net Increase (Decrease) Resulting from Operations	8,902,321	44,255,977	147,540,871	44,198,582

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	—	—
Class A	—	—	—	—
Class R	—	—	—	—
Class Z	(3,091,634)	(2,741,626)	(692,495)	(1,125,652)
From net realized gains:
Institutional Shares	—	—	—	—
Class A	—	—	(157,697)	—
Class C	—	—	(30,214)	—
Class R	—	—	—	—
Class Z	(70,675,685)	(62,158,929)	(99,593,088)	(96,892,494)

Total Distributions to Shareholders	(73,767,319)	(64,900,555)	(100,473,494)	(98,018,146)

Net Capital Share Transactions	(44,283,689)	(38,642,535)	174,033,621	28,986,189

Redemption Fees	3,518	708	64,308	3,316
Net Increase (Decrease) in Net Assets	(109,145,169)	(59,286,405)	221,165,306	(24,830,059)

Net Assets
Beginning of period	401,022,805	460,309,210	497,675,881	522,505,940
End of period	291,877,636	401,022,805	718,841,187	497,675,881
Undistributed (Overdistributed) net investment income, at end of period	108,901	718,038	(4)	137,666

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(d)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(e)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Value and Restructuring Fund		Columbia Select Large Cap Growth Fund		Columbia Select Opportunities Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2008 ($) (a)(b)(d)(e)	2007 ($)	2008 ($) (a)(c)(d)(e)	2007 ($)	2008 ($) (a)(c)(e)	2007 ($)

1,618,971	3,160,394	(5,860,541)	(4,255,930)	2,630,036	1,493,522
1,492,351	8,602,300	43,526,816	11,805,044	20,030,342	(1,525,507)
—	23,046,664	—	—	—	—
(37,221,228)	(10,315,446)	3,102,461	37,708,433	(17,686,363)	31,286,902

(34,109,906)	24,493,912	40,768,736	45,257,547	4,974,015	31,254,917

(547,003)	(28,083)	—	—	(577,035)	(425,370)
—	—	—	—	(816)	—
(16,431)	—			—	—
(4,269,945)	(69,200)	—	—	(2,341,365)	(851,918)

(646,878)	(812)	—	—	(1,405,666)	—
—	—	—	—	(10,156)	—
—	—	—	—	(261)	—
(41,070)	—	—	—	—	—
(6,744,281)	(6,735)	—	—	(9,215,906)	—

(12,265,608)	(104,830)	—	—	(13,551,205)	(1,277,288)

(33,103,896)	(36,771,217)	165,896,174	136,973,171	59,367,097	121,138,088

10,694	1,778	35,222	9,835	15,505	9,635
(79,468,716)	(12,380,357)	206,700,132	182,240,553	50,805,412	151,125,352

327,116,769	339,497,126	734,436,123	552,195,570	337,979,750	186,854,398
247,648,053	327,116,769	941,136,255	734,436,123	388,785,162	337,979,750
—	3,066,218	—	—	253,448	575,259

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Equity Funds

Increase (Decrease) in Net Assets	Columbia Select Small Cap Fund		Columbia Value and Restructuring Fund
	Year Ended March 31,		Year Ended March 31,
	2008 ($) (a)(b)(c)	2007 ($)	2008 ($) (a)(b)(c)(d)	2007 ($)
Operations
Net investment income (loss)	(4,857,984)	(4,043,832)	97,292,642	66,434,678
Net realized gain on investments, foreign currency transactions and written options	71,206,081	32,537,688	5,476,654	96,756,036
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(140,546,087)	18,105,369	(322,546,411)	645,371,791

Net Increase (Decrease) Resulting from Operations	(74,197,990)	46,599,225	(219,777,115)	808,562,505

Distributions to Shareholders
From net investment income:
Institutional Shares	—	—	(5,668,281)	(3,526,597)
Class A	—	—	(195,819)	—
Class C	—	—	(17,109)	—
Class R	—	—	(143,448)	(4,928)
Class Z	—	—	(112,098,602)	(64,324,804)
From net realized gains:
Institutional Shares	—	—	(3,346,525)	—
Class A	(13,052)	—	(153,354)	—
Class C	(2,927)	—	(40,857)	—
Class R	(532,206)	(3,801)	(95,413)	—
Class Z	(58,484,455)	(43,578,479)	(79,135,130)	—

Total Distributions to Shareholders	(59,032,640)	(43,582,280)	(200,894,538)	(67,856,329)

Net Capital Share Transactions	125,629,688	94,182,339	1,384,047,916	918,404,372

Redemption Fees	43,881	2,829	524,728	29,376
Net Increase (Decrease) in Net Assets	(7,557,061)	97,202,113	963,900,991	1,659,139,924

Net Assets
Beginning of period	696,592,307	599,390,194	8,141,156,816	6,482,016,892
End of period	689,035,246	696,592,307	9,105,057,807	8,141,156,816
Undistributed (Overdistributed) net investment income, at end of period	—	—	1,979,612	16,648,966

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(e)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund		Columbia International Growth Fund		Columbia Pacific/ Asia Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2008 ($) (a)(b)(d)	2007 ($)	2008 ($) (a)(e)	2007 ($)	2008 ($) (a)(e)	2007 ($)

9,256,342	5,214,247	3,947,393	2,767,357	725,762	(95,162)
222,139,695	48,869,293	88,471,328	25,080,151	30,768,611	29,682,511
(55,590,645)	100,008,846	(99,163,606)	54,216,954	(25,971,156)	(22,701,298)

175,805,392	154,092,386	(6,744,885)	82,064,462	5,523,217	6,886,051

(427,310)	(252,640)	—	—	—	—
(4,765)	—	—	—	—	—
(173)	—	—	—	—	—
—	—	—	—	—	—
(9,063,981)	(5,716,045)	(2,909,679)	(2,551,050)	(1,220,208)	—

(3,358,883)	(1,858,765)	—	—	—	—
(58,024)	—	—	—	—	—
(5,981)	—	—	—	—	—
—	—	—	—	—	—
(84,902,977)	(51,272,417)	—	—	(34,933,953)	(7,507,933)

(97,822,094)	(59,099,867)	(2,909,679)	(2,551,050)	(36,154,161)	(7,507,933)

(196,115,846)	17,194,233	8,700,366	35,090,849	(64,648,577)	(30,240,002)

123,463	104,327	62,687	52,449	2,158	30,100
(118,009,085)	112,291,079	(891,511)	114,656,710	(95,277,363)	(30,831,784)

1,134,413,479	1,022,122,400	636,941,147	522,284,437	213,132,443	243,964,227
1,016,404,394	1,134,413,479	636,049,636	636,941,147	117,855,080	213,132,443
(1,445)	163,806	1,097,836	300,494	470,820	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

Columbia Blended Equity Fund
	Year Ended March 31, 2008 (a)(b)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Institutional Shares
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Exchange in connection with reorganization	—	—	—	—
Redemption-in-kind	—	—	—	—

Net Decrease	—	—	—	—

Class A
Subscriptions	348	10,000	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net Increase	348	10,000	—	—

Class C
Subscriptions	348	10,000	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net Increase	348	10,000	—	—

Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—

Net Increase	—	—	—	—

Class Z
Subscriptions	342,872	11,388,278	756,712	27,714,455
Exchange in connection with reorganization	—	—	—	—
Distributions reinvested	1,051,349	33,102,298	748,017	26,093,797
Redemptions	(2,586,314)	(88,794,265)	(2,516,153)	(92,450,787)

Net Increase (Decrease)	(1,192,093)	(44,303,689)	(1,011,424)	(38,642,535)

(a)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

(b)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(c)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z shares.

(e)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund				Columbia Mid Cap Value and Restructuring Fund
Year Ended March 31, 2008 (b)(c)		Year Ended March 31, 2007		Year Ended March 31, 2008 (a)(b)(d)(e)		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

—	—	—	—	162,295	3,582,580	174,817	3,499,002
—	—	—	—	8,599	186,106	211	3,893
—	—	—	—	(353,811)	(7,993,675)	(435,896)	(8,797,430)
—	—	—	—	(1,271,403)	(23,142,408)	—	—
—	—	—	—	—	—	(3,464,185)	(66,339,150)

—	—	—	—	(1,454,320)	(27,367,397)	(3,725,053)	(71,633,685)

217,965	5,610,805	—	—	547	10,000	—	—
5,951	145,563	—	—	—	—	—	—
(14,905)	(376,074)	—	—	—	—	—	—

209,011	5,380,294	—	—	547	10,000	—	—

55,662	1,430,454	—	—	547	10,000	—	—
1,174	28,696	—	—	—	—	—	—
(400)	(9,000)	—	—	—	—	—	—

56,436	1,450,150	—	—	547	10,000	—	—

—	—	—	—	78,641	1,633,794	51,153	1,086,065
—	—	—	—	2,703	57,501	—	—
—	—	—	—	(20,851)	(432,225)	(118)	(2,475)

—	—	—	—	60,493	1,259,070	51,035	1,083,590

12,481,035	324,142,746	7,858,261	196,905,145	2,253,776	50,009,391	3,915,673	81,532,520
—	—	—	—	1,275,610	23,142,408	—	—
3,304,337	80,891,849	3,247,628	72,274,154	226,451	4,870,009	1,544	28,679
(9,207,514)	(237,831,418)	(9,844,958)	(240,193,110)	(3,952,063)	(85,037,377)	(2,387,520)	(47,782,321)

6,577,858	167,203,177	1,260,931	28,986,189	(196,226)	(7,015,569)	1,529,697	33,778,878

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Select Large Cap Growth Fund
	Year Ended March 31, 2008 (a)(b)(c)(d)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Institutional Shares
Subscriptions	1,157,960	13,246,958	1,518,333	15,997,075
Distributions reinvested	—	—	—	—
Redemptions	(274,346)	(3,094,714)	(10,095)	(106,750)
Exchange in connection with reorganization	(2,391,852)	(27,022,440)	—	—

Net Increase (Decrease)	(1,508,238)	(16,870,196)	1,508,238	15,890,325

Class A
Subscriptions	189,595	2,289,307	—	—
Distributions reinvested	—	—	—	—
Redemptions	(82)	(978)	—	—

Net Increase	189,513	2,288,329	—	—

Class C
Subscriptions	22,882	271,251	—	—
Distributions reinvested	—	—	—	—
Redemptions	(1,724)	(20,534)	—	—

Net Increase	21,158	250,717	—	—

Class R
Subscriptions	2,747	31,514	172	1,807
Distributions reinvested	—	—	—	—
Redemptions	(1,034)	(11,441)	—	—

Net Increase	1,713	20,073	172	1,807

Class Z
Subscriptions	26,168,371	306,071,503	26,983,018	268,887,660
Exchange in connection with reorganization	2,400,349	27,022,440	—	—
Distributions reinvested	—	—	—	—
Redemptions	(13,281,458)	(152,886,692)	(14,969,954)	(147,806,621)

Net Increase	15,287,262	180,207,251	12,013,064	121,081,039

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund				Columbia Select Small Cap Fund
Year Ended March 31, 2008 (a)(b)(d)		Year Ended March 31, 2007		Year Ended March 31, 2008 (a)(c)(d)		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

348,960	5,184,884	944,747	12,184,733	—	—	—	—
31,247	478,615	3,799	48,632	—	—	—	—
(1,213,557)	(18,743,629)	(992,875)	(13,081,976)	—	—	—	—
(3,403,888)	(47,193,849)	—	—	—	—	—	—

(4,237,238)	(60,273,979)	(44,329)	(848,611)	—	—	—	—

42,317	640,063	—	—	214,195	3,562,900	—	—
716	10,973	—	—	707	13,052	—	—
(20,284)	(310,677)	—	—	(2,150)	(36,604)	—	—

22,749	340,359	—	—	212,752	3,539,348	—	—

1,919	28,343	—	—	130,390	2,190,200	—	—
17	261	—	—	159	2,927	—	—
—	—	—	—	—	—	—	—

1,936	28,604	—	—	130,549	2,193,127	—	—

—	—	—	—	477,053	9,323,250	100,714	1,845,960
—	—	—	—	29,274	532,206	211	3,801
—	—	—	—	(168,786)	(3,191,866)	(4,702)	(85,527)

—	—	—	—	337,541	6,663,590	96,223	1,764,234

8,882,662	132,520,635	11,404,243	151,491,788	15,301,239	294,017,699	11,007,156	202,519,992
3,403,887	47,193,849	—	—	—	—	—	—
258,954	3,968,894	12,057	154,087	1,431,298	26,450,381	873,688	15,909,286
(4,336,315)	(64,411,265)	(2,227,805)	(29,659,176)	(11,019,820)	(207,234,457)	(6,873,489)	(126,011,173)

8,209,188	119,272,113	9,188,495	121,986,699	5,712,717	113,233,623	5,007,355	92,418,105

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Value and Restructuring Fund
	Year Ended March 31, 2008 (a)(b)(c)(d)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Institutional Shares
Subscriptions	2,776,479	158,664,278	2,608,744	127,478,205
Distributions reinvested	133,699	7,513,733	59,732	2,938,434
Redemptions	(2,973,501)	(171,327,024)	(921,391)	(45,845,721)
Exchange in connection with reorganization	(6,755,662)	(350,726,825)	—	—

Net Increase (Decrease)	(6,818,985)	(355,875,838)	1,747,085	84,570,918

Class A
Subscriptions	1,541,152	84,085,688	—	—
Distributions reinvested	6,136	339,172	—	—
Redemptions	(69,647)	(3,651,081)	—	—

Net Increase	1,477,641	80,773,779	—	—

Class C
Subscriptions	270,919	14,912,558	—	—
Distributions reinvested	1,004	56,380	—	—
Redemptions	(10,318)	(534,261)	—	—

Net Increase	261,605	14,434,677	—	—

Class R
Subscriptions	652,964	36,232,490	62,302	3,214,887
Distributions reinvested	4,277	238,860	99	4,928
Redemptions	(63,459)	(3,451,199)	(26,673)	(1,242,118)

Net Increase	593,782	33,020,151	35,728	1,977,697

Class Z
Subscriptions	48,405,334	2,730,263,337	40,342,962	2,018,418,152
Exchange in connection with reorganization	6,754,362	350,726,825	—	—
Distributions reinvested	2,791,705	157,055,127	1,056,240	51,956,233
Redemptions	(28,957,123)	(1,626,350,142)	(24,661,734)	(1,238,518,628)

Net Increase (Decrease)	28,994,278	1,611,695,147	16,737,468	831,855,757

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Predecessor Fund’s Class A and Class C shares commenced operations on September 28, 2007.

(c)	On March 31, 2008, the Predecessor Fund’s Retirement Shares class was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R shares includes the financial information of the Predecessor Fund’s Retirement Shares class.

(d)	On March 31, 2008, the Predecessor Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(e)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund				Columbia International Growth Fund
Year Ended March 31, 2008 (a)(b)(d)		Year Ended March 31, 2007		Year Ended March 31, 2008 (a)(e)		Year Ended March 31, 2007
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

986,836	16,324,062	889,054	12,242,049	—	—	—	—
169,706	2,909,718	104,377	1,425,589	—	—	—	—
(1,760,412)	(29,570,897)	(35,905)	(493,380)	—	—	—	—
(2,370,577)	(35,511,776)	—	—	—	—	—	—

(2,974,447)	(45,848,893)	957,526	13,174,258	—	—	—	—

129,455	2,219,729	—	—	532	10,000	—	—
3,492	59,601	—	—	—	—	—	—
(50,625)	(815,648)	—	—	—	—	—	—

82,322	1,463,682	—	—	532	10,000	—	—

31,142	497,130	—	—	532	10,000	—	—
350	5,992	—	—	—	—	—	—
(812)	(12,559)	—	—	—	—	—	—

30,680	490,563	—	—	532	10,000	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

11,947,743	197,158,252	28,426,163	377,247,582	5,257,212	104,627,767	12,392,725	216,269,580
2,380,110	35,511,776	—	—	3,106,495	58,118,017	—	—
3,803,568	64,742,476	2,899,020	39,144,568	34,970	698,358	53,302	824,056
(27,912,904)	(449,633,702)	(32,751,548)	(412,372,175)	(7,975,112)	(154,763,776)	(10,667,987)	(182,002,787)

(9,781,483)	(152,221,198)	(1,426,365)	4,019,975	423,565	8,680,366	1,778,040	35,090,849

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Pacific/Asia Fund
	Year Ended March 31, 2008 (a)(b)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	1,062	10,000	—	—

Class C
Subscriptions	1,062	10,000	—	—

Class Z
Subscriptions	624,994	7,488,871	3,211,949	36,092,669
Distributions reinvested	1,219,801	13,109,388	244,088	2,750,870
Redemptions	(7,525,945)	(85,266,836)	(6,281,359)	(69,083,541)

Net Decrease	(5,681,150)	(64,668,577)	(2,825,322)	(30,240,002)

(a)	On March 31, 2008, the Predecessor Fund’s Shares class was reorganized into the Fund’s Class Z. The financial information of Class Z shares includes the financial information of the Predecessor Fund’s Shares class.

(b)	The Fund’s Class A and Class C shares commenced operations on March 31, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$28.76

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments and foreign currency	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$28.76
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.35%
Interest expense (h)	—	%(i)
Net expenses (g)(h)	1.35%
Waiver/Reimbursement (h)	0.09%
Net investment loss (g)(h)	(1.32)%
Portfolio turnover rate (f)	10%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$28.76

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments and foreign currency	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$28.76
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.10%
Interest expense (h)	—	%(i)
Net expenses (g)(h)	2.10%
Waiver/Reimbursement (h)	0.09%
Net investment loss (g)(h)	(2.07)%
Portfolio turnover rate (f)	10%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$35.36		$37.27	$36.12	$33.64	$25.67

Income from Investment Operations:
Net investment income	0.23	(b)	0.25 (b)	0.19 (b)	0.30 (b)	0.14
Net realized and unrealized gain on investments and foreign currency	0.47		3.61	3.67	2.66	7.99

Total from Investment Operations	0.70		3.86	3.86	2.96	8.13

Less Distributions to Shareholders:
From net investment income	(0.29)		(0.23)	(0.21)	(0.28)	(0.16)
From net realized gains	(7.01)		(5.54)	(2.50)	(0.20)	—

Total Distributions to Shareholders	(7.30)		(5.77)	(2.71)	(0.48)	(0.16)

Net Asset Value, End of Period	$28.76		$35.36	$37.27	$36.12	$33.64
Total return (c)(d)	0.35	%(e)	10.66%	11.10%	8.85%	31.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.11%		—	—	—	—
Interest expense	0.01%		—	—	—	—
Net expenses (f)	1.10%		1.10%	1.08%	1.05%	0.99%
Waiver/Reimbursement	0.13%		0.11%	0.13%	0.19%	0.11%
Net investment income (f)	0.66%		0.68%	0.53%	0.86%	0.45%
Portfolio turnover rate	10%		10%	22%	19%	24%
Net assets, end of period (000’s)	$291,858		$401,023	$460,309	$466,903	$573,242

(a)	On March 31, 2008, Shares class of Blended Equity Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Blended Equity Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Total return includes a voluntary reimbursement by the investment adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$27.64

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments and foreign currency	1.72

Total from Investment Operations	1.72

Less Distributions to Shareholders:
From net realized gains	(3.87)

Net Asset Value, End of Period	$25.49
Total return (d)(e)(f)	6.82%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.07%
Interest expense (g)	—	%(i)
Net expenses (g)(h)	1.07%
Waiver/Reimbursement (g)	0.05%
Net investment loss (g)(h)	(0.02)%
Portfolio turnover rate (d)	198%
Net assets, end of period (000’s)	$5,328

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$27.64

Income from Investment Operations:
Net investment loss (b)	(0.10)
Net realized and unrealized gain on investments and foreign currency	1.73

Total from Investment Operations	1.63

Less Distributions to Shareholders:
From net realized gains	(3.87)

Net Asset Value, End of Period	$25.40
Total return (c)(d)(e)	6.45%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.82%
Interest expense (f)	—	%(h)
Net expenses (f)(g)	1.82%
Waiver/Reimbursement (f)	0.05%
Net investment loss (f)(g)	(0.78)%
Portfolio turnover rate (c)	198%
Net assets, end of period (000’s)	$1,433

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$23.30		$25.99		$22.34		$16.45		$11.72

Income from Investment Operations:
Net investment income (loss)	0.01	(b)	0.06	(b)	—	(b)(c)	0.02	(b)	0.06
Net realized and unrealized gain on investments and foreign currency	6.08		2.50		9.04		6.99		4.71

Total from Investment Operations	6.09		2.56		9.04		7.01		4.77

Less Distributions to Shareholders:
From net investment income	(0.03)		(0.06)		—		(0.05)		(0.04)
From net realized gains	(3.87)		(5.19)		(5.39)		(1.07)		—

Total Distributions to Shareholders	(3.90)		(5.25)		(5.39)		(1.12)		(0.04)

Net Asset Value, End of Period	$25.49		$23.30		$25.99		$22.34		$16.45
Total return (d)	26.84	%(e)	10.84	%(e)	41.42%		43.97	%(e)	40.84	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.07%		1.12%		1.13%		1.10%		0.99%
Interest expense	—	%(g)	—		—		—		—
Net expenses (f)	1.07%		1.12%		1.13%		1.10%		0.99%
Waiver/Reimbursement	0.04%		0.01%		—		0.05%		0.14%
Net investment income (loss) (f)	0.05%		0.25%		(0.01)%		0.12%		0.45%
Portfolio turnover rate	198%		279%		234%		111%		91%
Net assets, end of period (000’s)	$712,080		$497,676		$522,506		$292,333		$150,035

(a)	On March 31, 2008, Shares class of Energy and Natural Resources Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Energy and Natural Resources Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.29

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized loss on investments and foreign currency	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$18.29
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.10%
Interest expense (h)	—	%(i)
Net expenses (g)(h)	1.10%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.10)%
Portfolio turnover rate (f)	16%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.29

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized loss on investments and foreign currency	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$18.29
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.85%
Interest expense (h)	—	%(i)
Net expenses (g)(h)	1.85%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.85)%
Portfolio turnover rate (f)	16%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class R Shares	2008 (a)		2007	2006	2005 (b)
Net Asset Value, Beginning of Period	$21.48		$19.62	$16.78	$17.26

Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.70	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.55)		1.16	2.90	(0.47)

Total from Investment Operations	(2.58)		1.86	2.84	(0.48)

Less Distributions to Shareholders:
From net investment income	(0.29)		—	—	—
From net realized gains	(0.51)		— (d)	—	—

Total Distributions to Shareholders	(0.80)		— (d)	—	—

Net Asset Value, End of Period	$18.10		$21.48	$19.62	$16.78
Total return (e)	(12.56	)%(f)	9.48%	16.92%	(3.01	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.60%		1.61%	1.46%	1.56	%(i)
Interest expense	—	%(j)	—	—	—
Net expenses (h)	1.60%		1.61%	1.46%	1.56	%(i)
Waiver/Reimbursement	0.04%		0.03%	—	0.10	%(i)
Net investment income (loss) (h)	(0.13)%		3.38%	(0.34)%	(0.13	)%(i)
Portfolio turnover rate	16%		25%	23%	28	%(g)
Net assets, end of period (000’s)	$2,020		$1,097	$1	$1

(a)	On March 31, 2008, Retirement Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class R. The financial information of Class R includes the financial information of Mid Cap Value and Restructuring Fund’s Retirement Shares class.

(b)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)(b)		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$21.61		$19.64	$16.77	$15.75		$10.24

Income from Investment Operations:
Net investment income (c)	0.10		0.23	— (d)	0.23		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(2.59)		1.75	2.90	1.02		5.51

Total from Investment Operations	(2.49)		1.98	2.90	1.25		5.54

Less Distributions to Shareholders:
From net investment income	(0.32)		(0.01)	(0.03)	(0.23)		(0.03)
From net realized gains	(0.51)		— (d)	—	—		—

Total Distributions to Shareholders	(0.83)		(0.01)	(0.03)	(0.23)		(0.03)

Net Asset Value, End of Period	$18.29		$21.61	$19.64	$16.77		$15.75
Total return (e)	(12.08	)%(f)	10.07%	17.32%	7.93	%(f)	54.21	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.10%		1.13%	1.13%	1.06%		0.99%
Interest expense	—	%(h)	—	—	—		—
Net expenses (g)	1.10%		1.13%	1.13%	1.06%		0.99%
Waiver/Reimbursement	0.04%		—	—	0.10%		0.24%
Net investment income (g)	0.47%		1.12%	0.02%	1.42%		0.24%
Portfolio turnover rate	16%		25%	23%	28%		13%
Net assets, end of period (000’s)	$245,608		$294,452	$237,531	$214,844		$186,720

(a)	On March 31, 2008, Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Mid Cap Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Mid Cap Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$12.18

Income from Investment Operations:
Net investment loss (b)	(0.05)
Net realized and unrealized loss on investments	(0.83)

Total from Investment Operations	(0.88)

Net Asset Value, End of Period	$11.30
Total return (c)(d)(e)	(7.22)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.16%
Waiver/Reimbursement (g)	0.05%
Net investment loss (f)(g)	(0.92)%
Portfolio turnover rate (e)	39%
Net assets, end of period (000’s)	$2,141

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$12.18

Income from Investment Operations:
Net investment loss (b)	(0.09)
Net realized and unrealized loss on investments	(0.83)

Total from Investment Operations	(0.92)

Net Asset Value, End of Period	$11.26
Total return (c)(d)(e)	(7.55)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.91%
Waiver/Reimbursement (g)	0.05%
Net investment loss (f)(g)	(1.59)%
Portfolio turnover rate (e)	39%
Net assets, end of period (000’s)	$238

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class R Shares	2008 (a)	2007	2006	2005 (b)
Net Asset Value, Beginning of Period	$10.45	$9.82	$8.02	$8.49

Income from Investment Operations:
Net investment loss (c)	(0.14)	(0.12)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	0.78	0.75	1.91	(0.44)

Total from Investment Operations	0.64	0.63	1.80	(0.47)

Net Asset Value, End of Period	$11.09	$10.45	$9.82	$8.02
Total return (d)(e)	6.12%	6.42%	22.44%	(5.54	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.66%	1.69%	1.70%	1.55	%(h)
Waiver/Reimbursement	0.04%	0.01%	0.29%	0.23	%(h)
Net investment loss (g)	(1.22)%	(1.18)%	(1.20)%	(1.45	)%(h)
Portfolio turnover rate	39%	33%	24%	25	%(f)
Net assets, end of period (000’s)	$22	$3	$3	$1

(a)	On March 31, 2008, Retirement Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of Class R includes the financial information of Large Cap Growth Fund’s Retirement Shares class.

(b)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)(b)		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$10.60		$9.91	$8.04		$7.71		$5.79

Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.07)	(0.04)		(0.05)		(0.05)
Net realized and unrealized gain on investments	0.78		0.76	1.91		0.38		1.97

Total from Investment Operations	0.70		0.69	1.87		0.33		1.92

Net Asset Value, End of Period	$11.30		$10.60	$9.91		$8.04		$7.71
Total return (d)	6.60	%(e)	6.96%	23.26	%(e)	4.28	%(e)	33.16	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.16%		1.20%	1.10%		1.05%		1.05%
Waiver/Reimbursement	0.04%		—	0.13%		0.23%		0.13%
Net investment loss (f)	(0.69)%		(0.68)%	(0.48)%		(0.59)%		(0.74)%
Portfolio turnover rate	39%		33%	24%		25%		79%
Net assets, end of period (000’s)	$938,734		$718,424	$552,194		$210,060		$127,231

(a)	On March 31, 2008, Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Large Cap Growth Fund’s Shares class.

(b)	On March 31, 2008, Large Cap Growth Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$15.80

Income from Investment Operations:
Net investment income (b)	0.04
Net realized and unrealized loss on investments and foreign currency	(1.43)

Total from Investment Operations	(1.39)

Less Distributions to Shareholders:
From net investment income	(0.04)
From net realized gains	(0.41)

Total Distributions to Shareholders	(0.45)

Net Asset Value, End of Period	$13.96
Total return (c)(d)(e)	(9.07)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.05%
Waiver/Reimbursement (g)	0.17%
Net investment income (f)(g)	0.55%
Portfolio turnover rate (e)	27%
Net assets, end of period (000’s)	$318

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$15.80

Income from Investment Operations:
Net investment income (b)	— (h)
Net realized and unrealized loss on investments and foreign currency	(1.46)

Total from Investment Operations	(1.46)

Less Distributions to Shareholders:
From net realized gains	(0.41)

Net Asset Value, End of Period	$13.93
Total return (c)(d)(e)	(9.47)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.80%
Waiver/Reimbursement (g)	0.17%
Net investment income (f)(g)	0.01%
Portfolio turnover rate (e)	27%
Net assets, end of period (000’s)	$27

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)(b)	2007	2006	2005
Net Asset Value, Beginning of Period	$14.17	$12.70	$10.98	$10.00

Income from Investment Operations:
Net investment income (c)	0.10	0.07	0.07	0.08
Net realized and unrealized gain on investments and foreign currency	0.21	1.47	1.70	0.95

Total from Investment Operations	0.31	1.54	1.77	1.03

Less Distributions to Shareholders:
From net investment income	(0.11)	(0.07)	(0.05)	(0.04)
From net realized gains	(0.41)	—	—	(0.01)

Total Distributions to Shareholders	(0.52)	(0.07)	(0.05)	(0.05)

Net Asset Value, End of Period	$13.96	$14.17	$12.70	$10.98
Total return (d)(e)	1.89%	12.18%	16.16%	10.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.05%	1.04%	1.05%	1.05%
Waiver/Reimbursement	0.17%	0.20%	0.26%	0.54%
Net investment income (f)	0.64%	0.56%	0.57%	0.74%
Portfolio turnover rate	27%	11%	17%	13%
Net assets, end of period (000’s)	$388,441	$277,877	$132,406	$43,579

(a)	On March 31, 2008, Shares class of Equity Opportunities Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Equity Opportunities Fund’s Shares class.

(b)	On March 31, 2008, Equity Opportunities Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$21.11

Income from Investment Operations:
Net investment loss (b)	(0.05)
Net realized and unrealized loss on investments	(3.43)

Total from Investment Operations	(3.48)

Less Distributions to Shareholders:
From net realized gains	(1.48)

Net Asset Value, End of Period	$16.15
Total return (c)(d)(e)(f)	(17.38)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.20%
Interest expense (g)	—	%(i)
Net expenses (g)(h)	1.20%
Waiver/Reimbursement (g)	0.05%
Net investment loss (g)(h)	(0.67)%
Portfolio turnover rate (c)	73%
Net assets, end of period (000’s)	$3,436

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$21.11

Income from Investment Operations:
Net investment loss (b)	(0.12)
Net realized and unrealized loss on investments	(3.41)

Total from Investment Operations	(3.53)

Less Distributions to Shareholders:
From net realized gains	(1.48)

Net Asset Value, End of Period	$16.10
Total return (c)(d)(e)(f)	(17.63)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.95%
Interest expense (g)	—	%(i)
Net expenses (g)(h)	1.95%
Waiver/Reimbursement (g)	0.05%
Net investment loss (g)(h)	(1.42)%
Portfolio turnover rate (c)	73%
Net assets, end of period (000’s)	$2,101

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class R Shares	2008 (a)		2007	2006	2005 (b)
Net Asset Value, Beginning of Period	$18.98		$19.12	$16.12	$17.00

Income from Investment Operations:
Net investment loss (c)	(0.21)		(0.22)	(0.19)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.43)		1.34	4.08	(0.84)

Total from Investment Operations	(1.64)		1.12	3.89	(0.88)

Less Distributions to Shareholders:
From net realized gains	(1.48)		(1.26)	(0.89)	—

Net Asset Value, End of Period	$15.86		$18.98	$19.12	$16.12
Total return (d)	(9.66	)%(e)(f)	6.23%	24.83%	(5.23	)%(e)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.70%		1.74%	1.56%	1.55	%(i)
Interest expense	—	%(j)	—	—	—
Net expenses (h)	1.70%		1.74%	1.56%	1.55	%(i)
Waiver/Reimbursement	0.04%		—	—	0.03	%(i)
Net investment loss (h)	(1.13)%		(1.21)%	(1.13)%	(1.28	)%(i)
Portfolio turnover rate	73%		52%	65%	61	%(g)
Net assets, end of period (000’s)	$6,881		$1,827	$1	$1

(a)	On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of Class R includes the financial information of Small Cap Fund’s Retirement Shares class.

(b)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Not annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$19.21		$19.23	$16.14		$14.59		$8.47

Income from Investment Operations:
Net investment loss (b)	(0.12)		(0.12)	(0.11)		(0.10)		(0.02)
Net realized and unrealized gain (loss) on investments	(1.46)		1.36	4.09		1.65		6.14

Total from Investment Operations	(1.58)		1.24	3.98		1.55		6.12

Less Distributions to Shareholders:
From net realized gains	(1.48)		(1.26)	(0.89)		—		—

Net Asset Value, End of Period	$16.15		$19.21	$19.23		$16.14		$14.59
Total return (c)	(9.22	)%(d)(e)	6.83%	25.37	%(d)	10.62	%(d)	72.26	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.20%		1.22%	1.09%		1.05%		0.83%
Interest expense	—	%(g)	—	—		—		—
Net expenses (f)	1.20%		1.22%	1.09%		1.05%		0.83%
Waiver/Reimbursement	0.04%		—	0.02%		0.03%		0.15%
Net investment loss (f)	(0.63)%		(0.66)%	(0.64)%		(0.64)%		(0.20)%
Portfolio turnover rate	73%		52%	65%		61%		82%
Net assets, end of period (000’s)	$676,616		$694,765	$599,389		$488,221		$352,457

(a)	On March 31, 2008, Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Small Cap Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$58.58

Income from Investment Operations:
Net investment income (b)	0.24
Net realized and unrealized loss on investments, foreign currency and written options	(5.70)

Total from Investment Operations	(5.46)

Less Distributions to Shareholders:
From net investment income	(0.36)
From net realized gains	(0.51)

Total Distributions to Shareholders	(0.87)

Net Asset Value, End of Period	$52.25
Total return (c)(d)(e)	(9.41)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.02%
Waiver/Reimbursement (g)	0.05%
Net investment income (f)(g)	0.83%
Portfolio turnover rate (e)	11%
Net assets, end of period (000’s)	$77,209

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$58.58

Income from Investment Operations:
Net investment income (b)	0.04
Net realized and unrealized loss on investments, foreign currency and written options	(5.68)

Total from Investment Operations	(5.64)

Less Distributions to Shareholders:
From net investment income	(0.20)
From net realized gains	(0.51)

Total Distributions to Shareholders	(0.71)

Net Asset Value, End of Period	$52.23
Total return (c)(d)(e)	(9.72)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.77%
Waiver/Reimbursement (g)	0.05%
Net investment income (f)(g)	0.07%
Portfolio turnover rate (e)	11%
Net assets, end of period (000’s)	$13,665

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class R Shares	2008 (a)		2007	2006	2005 (b)
Net Asset Value, Beginning of Period	$54.30		$49.35	$41.49	$42.43

Income from Investment Operations:
Net investment income (loss) (c)	0.33		0.22	0.42	(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.41)		4.98	7.81	(0.90)

Total from Investment Operations	(1.08)		5.20	8.23	(0.94)

Less Distributions to Shareholders:
From net investment income	(0.48)		(0.25)	(0.37)	—
From net realized gains	(0.51)		—	—	—

Total Distributions to Shareholders	(0.99)		(0.25)	(0.37)	—

Net Asset Value, End of Period	$52.23		$54.30	$49.35	$41.49
Total return (d)	(2.11	)%(e)	10.58%	19.95%	(2.58	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.35%		1.55%	1.56%	1.57	%(h)
Waiver/Reimbursement	0.04%		—	—	0.02	%(h)
Net investment income (loss) (g)	0.60%		0.43%	0.90%	(0.35	)%(h)
Portfolio turnover rate	11%		13%	12%	8	% (f)
Net assets, end of period (000’s)	$33,826		$2,926	$896	$1

(a)	On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of Class R includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	Retirement Shares commenced operations on December 31, 2004. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)(b)		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$54.33		$49.36	$41.40	$37.57		$23.66

Income from Investment Operations:
Net investment income	0.60	(c)	0.45 (c)	0.53 (c)	0.34	(c)	0.24
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.47)		5.00	7.88	3.83		13.90

Total from Investment Operations	(0.87)		5.45	8.41	4.17		14.14

Less Distributions to Shareholders:
From net investment income	(0.73)		(0.48)	(0.45)	(0.34)		(0.23)
From net realized gains	(0.51)		—	—	—		—

Total Distributions to Shareholders	(1.24)		(0.48)	(0.45)	(0.34)		(0.23)

Net Asset Value, End of Period	$52.22		$54.33	$49.36	$41.40		$37.57
Total return (d)	(1.74	)%(e)	11.14%	20.45%	11.16	%(e)	60.06	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.02%		1.05%	1.05%	1.07%		0.99%
Waiver/Reimbursement	0.04%		—	—	0.02%		0.15%
Net investment income (f)	1.07%		0.90%	1.18%	0.87%		0.78%
Portfolio turnover rate	11%		13%	12%	8%		4%
Net assets, end of period (000’s)	$8,980,358		$7,767,713	$6,230,754	$4,469,075		$3,244,851

(a)	On March 31, 2008, Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$17.77

Income from Investment Operations:
Net investment income (b)	0.04	(c)
Net realized and unrealized loss on investments, foreign currency and foreign capital gains tax	(1.63)

Total from Investment Operations	(1.59)

Less Distributions to Shareholders:
From net investment income	(0.06)
From net realized gains	(1.16)

Total Distributions to Shareholders	(1.22)

Net Asset Value, End of Period	$14.96
Total return (d)(e)(f)	(9.80)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.85%
Interest expense (g)	—	%(i)
Net expenses (g)(h)	1.85%
Waiver/Reimbursement (g)	0.05%
Net investment income (g)(h)	0.46%
Portfolio turnover rate (d)	29%
Net assets, end of period (000’s)	$1,231

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$17.77

Income from Investment Operations:
Net investment loss (b)	(0.04	)(c)
Net realized and unrealized loss on investments, foreign currency and foreign capital gains tax	(1.61)

Total from Investment Operations	(1.65)

Less Distributions to Shareholders:
From net investment income	(0.02)
From net realized gains	(1.16)

Total Distributions to Shareholders	(1.18)

Net Asset Value, End of Period	$14.94
Total return (d)(e)(f)	(10.11)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.60%
Interest expense (g)	—	%(i)
Net expenses (g)(h)	2.60%
Waiver/Reimbursement (g)	0.05%
Net investment loss (g)(h)	(0.44)%
Portfolio turnover rate (d)	29%
Net assets, end of period (000’s)	$458

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming no contingent deferred sales charge.

(g)	Annualized.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)(b)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.06		$12.60	$8.73	$7.67	$4.12

Income from Investment Operations:
Net investment income	0.12	(c)(d)	0.07 (c)	0.10 (c)	0.12 (c)	0.05
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	2.04		2.16	3.87	1.18	3.55

Total from Investment Operations	2.16		2.23	3.97	1.30	3.60

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.08)	(0.10)	(0.08)	(0.05)
From net realized gains	(1.16)		(0.69)	—	(0.16)	—

Total Distributions to Shareholders	(1.28)		(0.77)	(0.10)	(0.24)	(0.05)

Net Asset Value, End of Period	$14.94		$14.06	$12.60	$8.73	$7.67
Total return (e)(f)	14.31%		17.98%	45.85%	17.07%	87.57%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.85%		1.85%	1.81%	1.70%	1.65%
Interest expense	—	%(h)	—	—	—	—
Net expenses (g)	1.85%		1.85%	1.81%	1.70%	1.65%
Waiver/Reimbursement	0.04%		0.05%	0.11%	0.20%	0.27%
Net investment income (g)	0.73%		0.50%	1.00%	1.44%	0.81%
Portfolio turnover rate	29%		16%	7%	21%	14%
Net assets, end of period (000’s)	$1,014,715		$1,092,481	$996,666	$433,168	$209,161

(a)	On March 31, 2008, Shares class of Emerging Markets Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of Class Z includes the financial information of Emerging Markets Fund’s Shares class.

(b)	On March 31, 2008, Emerging Markets Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.80

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized loss on investments, foreign currency and foreign capital gains tax	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$18.80
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)(i)	1.75%
Interest expense (i)	—	%(g)
Net expenses (h)(i)	1.75%
Waiver/Reimbursement (i)	0.06%
Net investment loss (h)(i)	(1.75)%
Portfolio turnover rate (f)	68%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$18.80

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized loss on investments, foreign currency and foreign capital gains tax	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$18.80
Total return (d)(e)(f)(g)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)(i)	2.50%
Interest expense (i)	—	%(g)
Net expenses (h)(i)	2.50%
Waiver/Reimbursement (i)	0.06%
Net investment loss (h)(i)	(2.50)%
Portfolio turnover rate (f)	68%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	Rounds to less than 0.01%.

(h)	The benefits derived from custody credits had an impact of less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2008 (a)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.06		$16.51	$13.05	$11.28	$6.83

Income from Investment Operations:
Net investment income	0.12	(b)(c)	0.09 (b)	0.07 (b)	0.06 (b)	0.09
Net realized and unrealized gain (loss) on investments	(0.30)		2.54	3.51	1.71	4.44

Total from Investment Operations	(0.18)		2.63	3.58	1.77	4.53

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.08)	(0.12)	— (d)	(0.08)

Net Asset Value, End of Period	$18.80		$19.06	$16.51	$13.05	$11.28
Total return (e)(f)	(0.95)%		16.03%	27.70%	15.71%	66.51%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.50%		1.50%	1.50%	1.50%	1.38%
Interest expense	—	%(h)	—	—	—	—
Net expenses (g)	1.50%		1.50%	1.50%	1.50%	1.38%
Waiver/Reimbursement	0.04%		0.06%	0.08%	0.11%	0.11%
Net investment income (g)	0.59%		0.49%	0.52%	0.52%	0.92%
Portfolio turnover rate	68%		28%	26%	66%	58%
Net assets, end of period (000’s)	$636,030		$636,941	$522,284	$240,322	$130,143

(a)	On March 31, 2008, Shares class of International Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of International Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Amount represents less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.42

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$9.42
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	1.82%
Interest expense (h)	—	%(i)
Net expenses (g)(h)	1.82%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(0.80)%
Portfolio turnover rate (f)	68%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended March 31, 2008 (a)
Net Asset Value, Beginning of Period	$9.42

Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	—	(c)

Total from Investment Operations	—	(c)

Net Asset Value, End of Period	$9.42
Total return (d)(e)(f)	0.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	2.57%
Interest expense (h)	—	%(i)
Net expenses (g)(h)	2.57%
Waiver/Reimbursement (h)	0.05%
Net investment loss (g)(h)	(1.55)%
Portfolio turnover rate (f)	68%
Net assets, end of period (000’s)	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended March 31,
	2008 (a)		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$11.72		$11.61		$8.88		$8.44		$5.21

Income from Investment Operations:
Net investment income (loss)	0.05	(b)	—	(b)(c)	0.02	(b)	0.03	(b)	0.01
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	0.11		0.50		2.82		0.42		3.22

Total from Investment Operations	0.16		0.50		2.84		0.45		3.23

Less Distributions to Shareholders:
From net investment income	(0.08)		—		(0.11)		(0.01)		—
From net realized gains	(2.38)		(0.39)		—		—		—

Total Distributions to Shareholders	(2.46)		(0.39)		(0.11)		(0.01)		—

Net Asset Value, End of Period	$9.42		$11.72		$11.61		$8.88		$8.44
Total return (d)	(1.11	)%(e)(f)	4.40%		32.35	%(e)	5.32	%(e)	62.00	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.57%		1.61%		1.59%		1.50%		1.45%
Interest expense	—	%(h)	—		—		—		—
Net expenses (g)	1.57%		1.61%		1.59%		1.50%		1.45%
Waiver/Reimbursement	0.04%		—		0.03%		0.14%		0.13%
Net investment income (loss) (g)	0.39%		(0.04)%		0.22%		0.35%		0.20%
Portfolio turnover rate	68%		92%		68%		90%		58%
Net assets, end of period (000’s)	$117,835		$213,132		$243,964		$134,579		$114,830

(a)	On March 31, 2008, Shares class of Pacific/Asia Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of Class Z includes the financial information of Pacific/Asia Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Equity Funds

March 31, 2008

Note 1. Organization

Columbia Funds Series Trust I (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains to the following (each Columbia fund individually referred to as a “Fund”, collectively referred to as the “Funds”):

Columbia Fund	Predecessor Excelsior Fund
Columbia Blended Equity Fund	Blended Equity Fund
Columbia Energy and Natural Resources Fund	Energy and Natural Resources Fund
Columbia Mid Cap Value and Restructuring Fund	Mid Cap Value and Restructuring Fund
Columbia Select Large Cap Growth Fund	Large Cap Growth Fund
Columbia Select Opportunities Fund	Equity Opportunities Fund
Columbia Select Small Cap Fund	Small Cap Fund
Columbia Value and Restructuring Fund	Value and Restructuring Fund
Columbia Emerging Markets Fund	Emerging Markets Fund
Columbia International Growth Fund	International Fund
Columbia Pacific/Asia Fund	Pacific/Asia Fund

On March 31, 2008, each of the Predecessor Excelsior Funds was reorganized as a separate series of the Trust. Each Predecessor Excelsior Fund was a series of Excelsior Funds, Inc. or Excelsior Funds Trust.

Each Fund is diversified, with the exception of Columbia Energy and Natural Resources Fund, which is non-diversified.

Investment Objectives

Columbia Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities. Columbia Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins. Columbia Mid Cap Value and Restructuring Fund and Columbia Value and Restructuring Fund each seek long-term capital appreciation by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable. Columbia Select Large Cap Growth Fund seeks superior, long-term capital appreciation by investing in larger companies whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Emerging Markets Fund and Columbia Pacific/Asia Fund each seek long-term capital appreciation. Columbia International Growth Fund seeks total return on its assets through capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Select Opportunities Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each offer three classes of shares: Class A, Class C and Class Z. Columbia Mid Cap Value and Restructuring Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, and Columbia Value and Restructuring Fund each offer four classes of shares: Class A, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable.

On March 31, 2008, each Predecessor Fund’s Shares class and each applicable Predecessor Fund’s Institutional Shares class was reorganized into the respective Columbia Fund’s Class Z. The financial information of Class Z of each Fund includes the financial information of each respective Predecessor Fund’s Shares class. Each applicable Predecessor Fund’s Retirement Shares class was reorganized into the respective Columbia Fund’s Class R. Class A and Class C shares of the following Predecessor Funds commenced operations on September 28, 2007 and commenced public offering of such shares on October 1, 2007: Energy and Natural Resources Fund, Large Cap Growth Fund, Equity Opportunities Fund, Small Cap Fund, Value and Restructuring Fund and Emerging Markets Fund. Class A and Class C shares of the following Columbia Funds

Equity Funds (continued)

March 31, 2008

commenced operations and public offering on March 31, 2008: Columbia Blended Equity Fund, Columbia Mid Cap Value and Restructuring Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year of purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds’ prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain ratios have been reclassified on the Financial Highlights to conform to the current period financial statement presentation. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward foreign exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning

Equity Funds (continued)

March 31, 2008

after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds’ financial statement disclosures.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds’ custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Each Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Each Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund’s investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC

Equity Funds (continued)

March 31, 2008

(“Columbia”), the Funds’ investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If a Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for each Fund except for Columbia Emerging Markets Fund, Columbia International Growth Fund, and Columbia Pacific/Asia Fund, each of which declares and pays dividends semi-annually. Net realized capital gains, if any, are distributed at least annually for all Funds.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Income Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax

Equity Funds (continued)

March 31, 2008

differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, PFIC adjustments, Section 1256 adjustments, return of capital distributions, distribution reclassifications and expired capital loss carryforwards were identified and reclassified among the components of each Fund’s net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Realized Gain (Loss)	Paid-In Capital
Columbia Blended Equity Fund	$(1,648)	$1,650	$(2)
Columbia Energy and Natural Resources Fund	214,688	(214,687)	(1)
Columbia Mid Cap Value and Restructuring Fund	148,190	(146,270)	(1,920)
Columbia Select Large Cap Growth Fund	5,860,541	—	(5,860,541)
Columbia Select Opportunities Fund	(32,631)	32,631	—
Columbia Select Small Cap Fund	4,857,984	—	(4,857,984)
Columbia Value and Restructuring Fund	6,161,263	(6,159,879)	(1,384)
Columbia Emerging Markets Fund	74,636	(470,452)	395,816
Columbia International Growth Fund	(240,372)	110,561	129,811
Columbia Pacific/Asia Fund	965,266	(965,266)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended March 31, 2008 were as follows:

	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$4,556,467	$69,210,852
Columbia Energy and Natural Resources Fund	77,399,927	23,073,567
Columbia Mid Cap Value and Restructuring Fund	4,695,393	7,570,215
Columbia Select Opportunities Fund	2,919,216	10,631,989
Columbia Select Small Cap Fund	—	59,032,640
Columbia Value and Restructuring Fund	118,123,259	82,771,279
Columbia Emerging Markets Fund	10,407,232	87,414,862
Columbia International Growth Fund	2,909,679	—
Columbia Pacific/Asia Fund	13,992,471	22,161,690

The tax character of distributions paid during the year ended March 31, 2007 were as follows:

	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$3,124,137	$61,776,418
Columbia Energy and Natural Resources Fund	39,548,106	58,470,040
Columbia Mid Cap Value and Restructuring Fund	97,283	7,547
Columbia Select Opportunities Fund	1,277,288	—
Columbia Select Small Cap Fund	2,271,022	41,311,258
Columbia Value and Restructuring Fund	67,856,329	—
Columbia Emerging Markets Fund	7,542,032	51,557,835
Columbia International Growth Fund	2,551,050	—
Columbia Pacific/Asia Fund	—	7,507,933

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Equity Funds (continued)

March 31, 2008

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Blended Equity Fund	$108,900	$21,444,431	$128,110,751
Columbia Energy and Natural Resources Fund	6,374,797	5,700,149	116,052,787
Columbia Mid Cap Value and Restructuring Fund	—	525,837	77,800,971
Columbia Select Large Cap Growth Fund	—	—	127,056,554
Columbia Select Opportunities Fund	268,278	5,517,364	37,797,104
Columbia Select Small Cap Fund	—	20,986,228	67,065,635
Columbia Value and Restructuring Fund	1,979,612	2,017,245	2,432,136,903
Columbia Emerging Markets Fund	—	137,623,165	344,805,122
Columbia International Growth Fund	1,097,836	35,127,305	63,362,571
Columbia Pacific/Asia Fund	1,102,412	14,072,610	(897,122)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Blended Equity Fund	$137,847,416	$(9,736,665)	$128,110,751
Columbia Energy and Natural Resources Fund	128,164,355	(12,111,568)	116,052,787
Columbia Mid Cap Value and Restructuring Fund	97,004,667	(19,203,696)	77,800,971
Columbia Select Large Cap Growth Fund	195,368,512	(68,311,958)	127,056,554
Columbia Select Opportunities Fund	77,261,195	(39,464,091)	37,797,104
Columbia Select Small Cap Fund	130,853,860	(63,788,225)	67,065,635
Columbia Value and Restructuring Fund	3,255,765,079	(823,628,176)	2,432,136,903
Columbia Emerging Markets Fund	371,832,036	(27,026,914)	344,805,122
Columbia International Growth Fund	103,223,415	(39,860,844)	63,362,571
Columbia Pacific/Asia Fund	12,014,102	(12,911,224)	(897,122)

Equity Funds (continued)

March 31, 2008

The following capital loss carryforwards, determined as of March 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expires March 31,
	2011	2012	2013	2014	Total
Columbia Select Large Cap Growth Fund	$58,065,667	$22,030,449	$480,165	$—	$80,576,281
Columbia Emerging Markets Fund	—	1,393,609	—	36,739	1,430,348
Columbia International Growth Fund	2,840,733	—	—	—	2,840,733

Capital loss carryforwards were utilized during the year ended March 31, 2008 as follows:

Fund	Capital Loss Carryforwards Utilized
Columbia Select Large Cap Growth Fund	$43,526,816
Columbia Select Opportunities Fund	3,074,158
Columbia Value and Restructuring Fund	47,293,576
Columbia Emerging Markets Fund	249,459
Columbia International Growth Fund	53,530,620

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, Columbia Value and Restructuring Fund deferred to April 1, 2008 post-October capital losses of $134,358,746 attributed to security transactions.

The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”) effective September 28, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds’ financial statements and no cumulative effect adjustments were recorded. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Equity Funds (continued)

March 31, 2008

Note 4. Fees and Compensation Paid to Affiliates

Effective March 31, 2008, Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Funds. Prior to March 31, 2008, UST Advisers, Inc. (“USTA”) was the investment advisor to the Predecessor Funds. United States Trust Company, National Association (“USTNA”), through its separately identifiable divisions, U.S. Trust New York Asset Management Division, was the sole investment advisor to the Predecessor Funds with the exception of Small Cap Fund, Value and Restructuring Fund and Emerging Markets Fund through February 15, 2008. USTA is a wholly owned subsidiary of BOA. Prior to July 1, 2007, USTNA and USTA were wholly owned subsidiaries of The Charles Schwab Corporation.

Columbia receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	$6 Billion to $10 Billion	Over $10 Billion
Columbia Blended Equity Fund	0.75%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Energy and Natural Resources Fund	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Mid Cap Value and Restructuring Fund	0.65%	0.65%	0.57%	0.52%	0.52%	0.52%	0.52%
Columbia Select Large Cap Growth Fund	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Opportunities Fund	0.75%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Small Cap Fund	0.75%	0.75%	0.62%	0.62%	0.62%	0.62%	0.62%
Columbia Value and Restructuring Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.43%
Columbia Emerging Markets Fund	1.25%	1.25%	1.25%	0.62%	0.57%	0.52%	0.52%
Columbia International Growth Fund	1.00%	1.00%	0.57%	0.52%	0.50%	0.48%	0.48%
Columbia Pacific/Asia Fund	1.00%	0.75%	0.67%	0.62%	0.57%	0.52%	0.52%

USTNA and/or USTA were entitled to receive investment advisory fees based on average daily net assets of each Fund’s respective Predecessor Fund at the following annual rates:

Annual Fee Rate
Columbia Blended Equity Fund	0.75%
Columbia Energy and Natural Resources Fund	0.60%
Columbia Mid Cap Value and Restructuring Fund	0.65%
Columbia Select Large Cap Growth Fund	0.75%
Columbia Select Opportunities Fund	0.75%
Columbia Select Small Cap Fund	0.75%
Columbia Value and Restructuring Fund	0.60%
Columbia Emerging Markets Fund	1.25%
Columbia International Growth Fund	1.00%
Columbia Pacific/Asia Fund	1.00%

For the year ended March 31, 2008, the effective investment advisory fee rates for the Funds, as a percentage of each Fund’s average daily net assets, were as follows:

Effective Fee Rate
Columbia Blended Equity Fund	0.75%
Columbia Energy and Natural Resources Fund	0.60%
Columbia Mid Cap Value and Restructuring Fund	0.65%
Columbia Select Large Cap Growth Fund	0.75%
Columbia Select Opportunities Fund	0.75%
Columbia Select Small Cap Fund	0.75%
Columbia Value and Restructuring Fund	0.60%
Columbia Emerging Markets Fund	1.25%
Columbia International Growth Fund	1.00%
Columbia Pacific/Asia Fund	1.00%

Equity Funds (continued)

March 31, 2008

Administration Fee

Columbia serves as the administrator of the Funds and served as the administrator of the Predecessor Funds after June 30, 2007. USTA served as administrator of the Predecessor Funds prior to July 1, 2007. BISYS Fund Services served as sub-administrator of the Predecessor Funds through September 16, 2007.

Columbia is entitled to an administration fee based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Columbia Blended Equity Fund	0.15%
Columbia Energy and Natural Resources Fund	0.15%
Columbia Mid Cap Value and Restructuring Fund	0.15%
Columbia Select Large Cap Growth Fund	0.15%
Columbia Select Opportunities Fund	0.15%
Columbia Select Small Cap Fund	0.15%
Columbia Value and Restructuring Fund	0.15%
Columbia Emerging Markets Fund	0.20%
Columbia International Growth Fund	0.20%
Columbia Pacific/Asia Fund	0.20%

Columbia has voluntarily agreed to waive 0.05% of the administration fees payable by each Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Columbia was entitled to receive an administration fee based on the combined average daily net assets of the Predecessor Funds and other affiliated funds, excluding certain Predecessor Funds (Emerging Markets Fund, International Fund and Pacific/Asia Fund), at the annual rates listed below:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Columbia was entitled to an administration fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the following Predecessor Funds: Emerging Markets Fund, International Fund and Pacific/Asia Fund.

Effective September 17, 2007, Columbia received an administration fee at the annual rates listed above less the fees payable by the Predecessor Funds as described under the Pricing and Bookkeeping Fees note below.

Effective July 1, 2007, Columbia voluntarily agreed to waive administration fees for each Predecessor Fund at the annual rate of 0.05% of average daily net assets.

For the year ended March 31, 2008, the amounts charged to the Funds and the respective Predecessor Funds by affiliates included in the Statements of Operations under “Administration fees” were as follows:

	Amounts Charged by Affiliates	Amounts Payable to Affiliates
Columbia Blended Equity Fund	$485,822	$18,032
Columbia Energy and Natural Resources Fund	900,209	50,024
Columbia Mid Cap Value and Restructuring Fund	421,593	15,243
Columbia Select Large Cap Growth Fund	1,165,660	66,601
Columbia Select Opportunities Fund	505,763	24,724
Columbia Select Small Cap Fund	1,029,172	46,962
Columbia Value and Restructuring Fund	13,010,331	754,832
Columbia Emerging Markets Fund	2,349,514	119,882
Columbia International Growth Fund	1,226,493	63,495
Columbia Pacific/Asia Fund	321,176	10,491

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the

Equity Funds (continued)

March 31, 2008

State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges. State Street and Columbia commenced service to the Predecessor Funds under the State Street Agreements effective September 17, 2007.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Columbia commenced service to the Predecessor Funds under a separate Pricing and Bookkeeping Oversight and Services Agreement effective September 17, 2007. Prior to January 1, 2008, the Predecessor Funds also reimbursed Columbia for accounting oversight services, services related to fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to July 1, 2007, BISYS was responsible for providing fund accounting and financial reporting services to the Predecessor Funds and USTA was responsible for oversight of those functions. On July 1, 2007, Columbia assumed responsibility from USTA for oversight activities performed by BISYS. BISYS was responsible for providing fund accounting and financial reporting services to the Predecessor Funds through September 16, 2007.

For the year ended March 31, 2008, the amounts charged to each Fund and each Predecessor Fund by affiliates included in the Statements of Operations under “Pricing and bookkeeping fees” aggregated $5,746.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent commenced service to the Predecessor Funds under a similar agreement effective September 17, 2007. Prior to March 31, 2008 the fee per open account was $17.00 per year. Prior to September 17, 2007, BFDS was the transfer agent of the Predecessor Funds.

For the year ended March 31, 2008, the amounts charged to the Funds and the Predecessor Funds by affiliates included in the Statements of Operations under “Transfer Agent fees” were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Columbia Blended Equity Fund	$37,283	$5,615
Columbia Energy and Natural Resources Fund	194,149	30,751
Columbia Mid Cap Value and Restructuring Fund	42,079	6,267
Columbia Select Large Cap Growth Fund	54,459	9,287
Columbia Select Opportunities Fund	6,651	1,076
Columbia Select Small Cap Fund	147,487	24,461
Columbia Value and Restructuring Fund	1,196,524	196,044
Columbia Emerging Markets Fund	194,346	27,901
Columbia International Growth Fund	37,049	5,489
Columbia Pacific/Asia Fund	11,912	1,715

Equity Funds (continued)

March 31, 2008

Shareholder Servicing Fee

The Predecessor Funds entered into shareholder servicing agreements with various service organizations which included USTA. Under these agreements, the Predecessor Funds’ Shares class were permitted to pay a fee of up to 0.25% of the average daily net assets of the Predecessor Funds’ shares held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who held shares of the Predecessor Funds.

For the year ended March 31, 2008, the amounts charged to the Predecessor Funds by affiliates included in the Statements of Operations under “Shareholder Servicing fees” were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates
Columbia Blended Equity Fund	$680,135	$41,131
Columbia Energy and Natural Resources Fund	351,347	27,582
Columbia Mid Cap Value and Restructuring Fund	443,568	27,270
Columbia Select Large Cap Growth Fund	1,599,417	126,241
Columbia Select Opportunities Fund	732,793	58,425
Columbia Select Small Cap Fund	1,233,482	82,186
Columbia Value and Restructuring Fund	3,035,601	221,246
Columbia Emerging Markets Fund	973,133	64,051
Columbia International Growth Fund	1,449,271	100,449
Columbia Pacific/Asia Fund	378,947	19,001

Distribution and Shareholder Servicing Fees

Columbia Management Distributors, Inc. (the “Distributor”) serves as distributor of the Funds’ shares and served as distributor of the Predecessor Funds’ shares after September 16, 2007. For the period August 1, 2007 through September 16, 2007, Foreside Distribution Services, L.P. served as distributor of the Predecessor Funds’ shares. Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS Fund Services”) served as distributor.

For the year ended March 31, 2008, the Distributor retained net underwriting discounts on sales of the Funds’ Class A shares and received net CDSC fees on the Funds’ Class A and Class C share redemptions, as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class C
Columbia Energy and Natural Resources Fund	$6,898	$—	$—
Columbia Select Large Cap Growth Fund	2,508	—	—
Columbia Select Opportunities Fund	337	—	—
Columbia Select Small Cap Fund	1,680	—	—
Columbia Value and Restructuring Fund	81,037	—	1,095
Columbia Emerging Markets Fund	2,770	2,694	117

Effective March 31, 2008, the Funds have adopted Rule 12b-1 plans (the “Plans”) for Class A, Class C and Class R shares. The Plans require the payment of a monthly service fee to the Distributor at the annual rate 0.25% of the average daily net assets attributable to Class A and Class C shares of the Funds. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively.

Prior to March 31, 2008, certain Predecessor Funds had adopted a Distribution Plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permitted such Predecessor Funds to compensate and/or reimburse the Distributor monthly for services that were intended to result in the sale of certain classes’ shares. Columbia Mid Cap Value and Restructuring Fund and Columbia Select Opportunities Fund adopted a Distribution Plan for the Shares class of the Predecessor Funds, which permitted the Predecessor Funds to pay distribution fees in an amount not to exceed the annual rate of 0.25% of the average daily net assets applicable to the Shares class. The Predecessor Funds did not pay any fees under the Distribution Plan with respect to the Shares class. Columbia Mid Cap Value and

Equity Funds (continued)

March 31, 2008

Restructuring Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund and Columbia Value and Restructuring Fund adopted a Distribution Plan for the Retirement Shares of the Predecessor Funds, which permitted the Predecessor Funds to pay distribution fees in an amount not to exceed the annual rate at 0.50% of the average daily net assets applicable to each Predecessor Fund’s Retirement Shares.

Prior to March 31, 2008, the Predecessor Funds adopted a combined shareholder servicing and distribution plan for the Class A shares of the Predecessor Funds. Fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares of each Predecessor Fund. The Predecessor Funds also adopted a shareholder servicing plan and a Distribution Plan for the Class C shares of the Predecessor Funds. Fees were calculated at the annual rates of 0.25% and 0.75%, respectively, of the average daily net assets of the Class C shares of each Predecessor Fund.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds’ assets.

Fee Waivers and Expense Reimbursements

Effective March 31, 2008, Columbia has contractually agreed to waive fees and/or reimburse the Funds for certain expenses through July 31, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, will not exceed the following annual rates, based on each Fund’s average daily net assets:

Annual Rates
Columbia Blended Equity Fund	1.10%
Columbia Energy and Natural Resources Fund	1.25%
Columbia Mid Cap Value and Restructuring Fund	1.02%
Columbia Select Large Cap Growth Fund	1.08%
Columbia Select Opportunities Fund	0.82%
Columbia Select Small Cap Fund	1.25%
Columbia Value and Restructuring Fund	0.98%
Columbia Emerging Markets Fund	1.70%
Columbia International Growth Fund	1.50%
Columbia Pacific/Asia Fund	1.65%

There is no guarantee that these arrangements will continue after July 31, 2009.

Equity Funds (continued)

March 31, 2008

The investment advisor contractually agreed to waive fees and/or reimburse expenses so that the expenses incurred by each Predecessor Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, would not exceed the following annual rates, based on average daily net assets of each Columbia Fund’s respective Predecessor Fund:

	Shares	Class A	Class C	Institutional Shares	Retirement Shares
Columbia Blended Equity Fund	1.10%	—	—	—	—
Columbia Energy and Natural Resources Fund	1.25%	1.36%	2.11%	—	—
Columbia Mid Cap Value and Restructuring Fund	1.14%	—	—	0.89%	1.64%
Columbia Select Large Cap Growth Fund	1.20%	1.31%	2.06%	0.95%	1.70%
Columbia Select Opportunities Fund	1.05%	1.16%	1.91%	0.80%	—
Columbia Select Small Cap Fund	1.25%	1.36%	2.11%	—	1.75%
Columbia Value and Restructuring Fund	1.14%	1.25%	2.00%	0.89%	1.64%
Columbia Emerging Markets Fund	1.85%	1.96%	2.71%	1.60%	—
Columbia International Growth Fund	1.50%	—	—	—	—
Columbia Pacific/Asia Fund	1.65%	—	—	—	—

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
Columbia Blended Equity Fund	$36,629,729	$139,586,052
Columbia Energy and Natural Resources Fund	1,297,910,537	1,252,972,345
Columbia Mid Cap Value and Restructuring Fund	52,000,268	87,400,202
Columbia Select Large Cap Growth Fund	483,497,050	329,730,462
Columbia Select Opportunities Fund	161,719,150	101,810,883

	Purchases	Sales
Columbia Select Small Cap Fund	$621,456,204	$551,141,337
Columbia Value and Restructuring Fund	2,292,450,996	1,005,568,641
Columbia Emerging Markets Fund	354,319,992	588,756,963
Columbia International Growth Fund	450,926,802	487,565,540
Columbia Pacific/Asia Fund	124,654,653	219,098,931

Equity Funds (continued)

March 31, 2008

Note 7. Line of Credit

Effective March 31, 2008, the Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short term liquidity or temporary or emergency purposes.

Prior to March 31, 2008, the Funds and other affiliated funds participated in a $150,000,000 uncommitted, unsecured line of credit provided by State Street, under similar terms. Prior to September 17, 2007, the Predecessor Funds participated in a $150,000,000 uncommitted line of credit provided by JPMorgan Chase.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit. State Street may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in “Other expenses” on the Statements of Operations.

For the year ended March 31, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate for the Funds that had borrowings during the period were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Blended Equity Fund	$8,648,211	4.32%
Columbia Energy and Natural Resources Fund	4,750,000	3.84
Columbia Mid Cap Value and Restructuring Fund	1,052,632	4.78

	Average Borrowings	Weighted Average Interest Rate
Columbia Select Small Cap Fund	1,588,235	3.97
Columbia Emerging Markets Fund	4,615,385	4.42
Columbia International Growth Fund	1,920,000	3.81
Columbia Pacific/Asia Fund	1,882,353	4.53

On March 31, 2008, Columbia International Growth Fund had an outstanding borrowing of $2,000,000 as shown on the Statements of Assets and Liabilities.

Note 8. Redemption In-Kind

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of a Fund’s shares (redemption in-kind). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from realized gain (loss) to paid-in capital in excess of par value.

For the year ended March 31, 2008, none of the Funds distributed redemptions in-kind.

Note 9. Redemption Fees

Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each may assess, subject to limited exceptions, a 2.00% redemption fee on shares that are redeemed within 60 days of their purchase. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption.

Prior to March 31, 2008, each Predecessor Fund assessed, subject to limited exceptions, a redemption fee on shares that were redeemed within 60 days of their purchase. Prior to August 1, 2007, the redemption fee was assessed, subject to limited exceptions, on Predecessor Fund shares redeemed

Equity Funds (continued)

March 31, 2008

within 30 days of their purchase. For the year ended March 31, 2008, the Funds assessed redemption fees as follows:

Redemption Fees
Columbia Blended Equity Fund	$3,518
Columbia Energy and Natural Resources Fund	64,308
Columbia Mid Cap Value and Restructuring Fund	10,694
Columbia Select Large Cap Growth Fund	35,222
Columbia Select Opportunities Fund	15,505
Columbia Select Small Cap Fund	43,881
Columbia Value and Restructuring Fund	524,728
Columbia Emerging Markets Fund	123,463
Columbia International Growth Fund	62,687
Columbia Pacific/Asia Fund	2,158

Note 10. Other

During the year ended March 31, 2008, Columbia Blended Equity Fund, Columbia Select Small Cap Fund and Columbia Pacific/Asia Fund had a realized investment loss due to a trading error in the amount of $5,585, $17,258 and $12,635, respectively. Columbia voluntarily reimbursed the Funds for the loss.

Note 11. Concentration of Ownership

As of March 31, 2008, Columbia Select Large Cap Growth Fund had one shareholder that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates had investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund. The percentage of shares of beneficial interest outstanding held therein is 6.8%.

As of March 31, 2008, several of the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Blended Equity Fund	2	59.9
Columbia Energy and Natural Resources Fund	2	47.9
Columbia Mid Cap Value and Restructuring Fund	2	69.4
Columbia Select Large Cap Growth Fund	2	74.9
Columbia Select Opportunities Fund	2	87.9
Columbia Select Small Cap Fund	2	59.0
Columbia Value and Restructuring Fund	3	51.2
Columbia Emerging Markets Fund	2	53.6
Columbia International Growth Fund	2	87.2
Columbia Pacific/Asia Fund	2	85.3

Note 12. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification

As a non-diversified fund, Columbia Energy and Natural Resources Fund may invest a greater percentage of its total

Equity Funds (continued)

March 31, 2008

assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration

Because Columbia Pacific/Asia Fund’s investments are concentrated in the Asia/Pacific region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Legal Proceedings

The Funds presented in this annual report are not named as parties to any regulatory proceedings or litigation. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under

Equity Funds (continued)

March 31, 2008

the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 13. Business Combinations and Mergers

As of March 31, 2008, International Equity Fund, a series of Excelsior Funds Trust, merged into Columbia International Growth Fund. Columbia International Growth Fund received a tax-free transfer of assets from International Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,106,495	$58,118,017	$6,986,733

Net Assets of International Fund Prior to Combination	Net Assets of Columbia International Growth Fund Immediately Prior to Combination	Net Assets of Columbia International Growth Fund Immediately After Combination
$576,762,592	$58,118,017	$634,880,609

[1]	Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Mid Cap Value and Restructuring Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund (each a series of Columbia Funds Series Trust I and hereafter collectively referred to as the “Funds”) at March 31, 2008, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for each of the three years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 23, 2008

Federal Income Tax Information (unaudited)

Columbia Blended Equity Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $95,188,047.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Energy and Natural Resources Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $30,212,402.

For non-corporate shareholders 10.89% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

10.33% of the ordinary income distributed by the Fund, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Mid Cap Value and Restructuring Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $8,500,855.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Select Opportunities Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $16,956,821.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Select Small Cap Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $84,019,811.

Columbia Value and Restructuring Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $90,788,524.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended March 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Emerging Markets Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $225,038,027.

Foreign taxes paid during the fiscal year ended March 31, 2008, amounting to $3,951,404 ($0.06 per share) are being passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV.

Gross income derived from sources within foreign countries amounted to $39,064,272 ($0.57 per share) for the fiscal year ended March 31, 2008.

Federal Income Tax Information (continued)

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia International Growth Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $36,883,670.

Foreign taxes paid during the fiscal year ended March 31, 2008, amounting to $1,021,574 ($0.03 per share) are being passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV.

Gross income derived from sources within foreign countries amounted to $6,033,052 ($0.18 per share) for the fiscal year ended March 31, 2008.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Pacific/Asia Fund

For the fiscal year ended March 31, 2008, the Fund designates long-term capital gains of $38,046,015.

For non-corporate shareholders 32.51% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period April 1, 2007 to March 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Foreign taxes paid during the fiscal year ended March 31, 2008, amounting to $377,948 ($0.03 per share) are being passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV.

Gross income derived from sources within foreign countries amounted to $4,050,683 ($0.32 per share) for the fiscal year ended March 31, 2008.

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)

Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the

National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 80, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997), President — Application Systems Division (from 1991 to 1994), Chief Financial Officer — US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology). Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

[2]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[3]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

Fund Governance (continued)

Officers

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia or its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

Each of the funds covered by this report is a successor by reorganization to a series of Excelsior Funds Trust or Excelsior Funds, Inc. (each a “Predecessor Fund”). Accordingly, in considering the approval of the Agreements for these funds, the Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, considered performance information for each of the Predecessor Funds, as well as anticipated expenses (and Columbia’s agreement to cap such expenses) for each of the funds. Similarly, because Columbia had not previously managed the Predecessor Funds, no information was available regarding the profitability of the Agreements to Columbia. The Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, considered information provided by Columbia regarding the resources available to, and compensation of, the portfolio managers of the Predecessor Funds who were continuing as portfolio managers of the funds. The Advisory Fees and Expenses Committee and the Trustees, including the Independent Trustees, also considered the proposed fees for the funds relative to the fees charged to other Columbia-advised funds with generally similar investment objectives, and to those that had previously been approved by the trustees/directors of the Predecessor Funds.

Following meetings of the Advisory Fees and Expenses Committee held in December, 2007 and February, 2008, the Board of Trustees approved the Agreements for the funds covered by this report at its February 5, 2008 meeting. In considering whether to approve the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the Agreements:

The nature, extent and quality of the services to be provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by Columbia and its affiliates to the funds and the resources to be dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals, (ii) the portfolio management services to be provided by those investment professionals; and (iii) the trade execution services to be provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services to be provided supported the approval of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each Predecessor Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Predecessor Fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each Predecessor Fund’s peer group for purposes of performance and expense comparisons. In the case of each Predecessor Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the corresponding funds’ Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the Predecessor Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Predecessor Fund’s investment strategy and policies and that the Predecessor Fund performed within a reasonable range of expectations, given these investment decisions, market conditions and the Predecessor Fund’s investment strategy; (iii) that the Predecessor Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia intended to take steps designed to help improve the corresponding fund’s performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the corresponding funds.

The Trustees noted that, through June 30, 2007, each fund’s performance was in the quintiles set forth below (where the best performance would be in the first quintile) for the one-, three- and five-year periods of the fund’s peer group selected by an independent third party provider for purposes of performance comparisons.

Predecessor Fund	1-Year Quintile	3-Year Quintile	5-Year Quintile
Blended Equity	1	1	1
Core Bond	5	—	—
Emerging Markets	4	5	4
Energy and Natural Resources	2	2	3
Equity Opportunities	1	1	—
Intermediate-Term Bond	2	1	1
International	5	4	3
Large Cap Growth	3	1	2
Mid Cap Value and Restructuring	2	4	4
Pacific/Asia	5	5	5
Small Cap	2	3	2
Value and Restructuring	1	1	1

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance generally and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each Predecessor Fund and Columbia was sufficient, in light of other considerations, to warrant the approval of the Agreement pertaining each corresponding fund.

The costs of the services provided and compensation and ancillary benefits to be received by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees that would be charged to the funds for advisory services as well as the estimated total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each Predecessor Fund’s advisory fees and total expense levels to those of the Predecessor Fund’s peer group and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s proposed advisory fees, the Trustees also took into account the anticipated demands and complexity of the investment management of each fund and the quality of the investment management of each corresponding Predecessor Fund. The Trustees considered prospective advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which were expected to benefit a number of the funds. The Trustees also noted management’s stated justification for the fees to be charged to the funds, which included information about the investment performance of the corresponding Predecessor Funds and the services to be provided to the funds.

The Trustees considered that each Predecessor Fund’s actual management fees and total expenses were in the quintiles set forth below (where the lowest fees and expenses would be in the first quintile) of the fund’s peer group selected by an independent third party provider for purposes of expense comparisons.

Predecessor Fund	Actual Management Fee Quintile	Total Expenses Quintile
Blended Equity	4	1
Core Bond	4	1
Emerging Markets	5	2
Energy and Natural Resources	3	1
Equity Opportunities	1	1
Intermediate-Term Bond	2	1
International	5	2
Large Cap Growth	4	1
Mid Cap Value and Restructuring	3	1
Pacific/Asia	5	2
Small Cap	3	1
Value and Restructuring	4	1

The Trustees also considered the compensation that was to be received directly or indirectly by Columbia and its affiliates from their relationships with each fund. The Trustees reviewed information provided by management as to any ancillary benefits that may accrue to Columbia and its affiliates as a result of their relationships with the funds. The Trustees also considered the estimated expense level of each fund, the proposed breakpoint schedule for each fund and Columbia’s agreement to implement expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees to be charged to each fund supported the approval of the Agreement pertaining to that fund.

Economies of scale. The Trustees considered the existence of any anticipated economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds would benefit from breakpoints, expense caps or both.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were expected to be shared with the funds supported the approval of the Agreements.

Other factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each Predecessor Fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates would provide to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services to be overseen or performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services; and

■

potential so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research that would be made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of the independent fee consultant and independent counsel, the Trustees, including the Independent Trustees, approved each of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees using an annual independent written evaluation prepared by or under the direction of the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the

Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

*  *  *

Respectfully submitted,

Steven E. Asher

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Important Information About This Report – Equity Funds

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Equity Funds

Annual Report, March 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/152626-0308 (05/08) 08/56040

Item 2.	Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing. Comparative fee information for fiscal year ended March 31, 2007 includes fees for thirteen series that were re-domiciled into the registrant on March 28, 2008.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$468,600	$468,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$103,700	$16,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2008 and 2007, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to fund accounting and custody conversions.

During the fiscal years ended March 31, 2008 and March 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$86,500	$110,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2008 and 2007, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended March 31, 2008 and March 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$0	$900

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$960,800	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2008 and March 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2008 and March 31, 2007 are approximately as follows:

2008	2007
$1,151,000	$976,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 27, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 27, 2008